UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:  April 30

Date of reporting period:  May 1, 2013 - April 30, 2014

Item 1.	Reports to Stockholders.

SEAFARER FUNDS

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

ANNUAL REPORT

April 30, 2014

Seafarer Overseas Growth and Income Fund	Letter to Shareholders
April 30, 2014

LETTER TO SHAREHOLDERS

May 12, 2014

Dear Fellow Shareholders,

I am pleased to address you once again on behalf of the Seafarer Overseas Growth and Income Fund. This annual report encompasses the Fund’s most recent fiscal year, which ran from May 1, 2013 to April 30, 2014.

During the twelve month period, the Fund gained 2.12%1, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, fell -1.49%. By way of broader comparison, the S&P 500 Index increased 20.44%.

The Fund began the fiscal year with a net asset value of $11.91 per share. During the ensuing twelve months, the Fund paid two distributions, worth $0.552 in aggregate. Those payments brought the cumulative distributions per share, as measured from the Fund’s inception, to $0.674.2 The Fund then finished the fiscal year with a value of $11.59 per share.3

We are proud of the Fund’s performance during this period, whether measured relative to peers, relative to the benchmark index, or in absolute. Emerging markets were highly volatile during the past twelve months, and we are pleased the Fund dampened a bit of that volatility, in line with the Fund’s investment objective.

Frankly, though, it was a tough time to be an investor in the Fund, or the emerging markets more broadly. Equity markets swung around a great deal, and the Fund did not go unscathed. Sometimes the emerging markets and the Fund moved higher together, but mostly they moved either sideways or lower. In the end, the Fund’s returns for the fiscal year were meager, and while positive, hardly seem worth the intervening drama. It was a frustrating time, and we are happy it is behind us.

However, while we are looking back: what a year it was! The emerging markets were beset by myriad troubles, with very few positive events to offset. The woes were numerous:

•	“Tapering,” or the end to the U.S. Federal Reserve’s quantitative easing policy.[4]
•	A mini-currency panic, led by the “fragile five” countries, which were deemed by some to be susceptible to funding gaps and therefore to financial crisis.[5]
•	A rout in emerging market local currency bonds.
•

A material deceleration in China’s economic growth, accompanied by several bouts of distress within that country’s rickety financial system, including the country’s first recorded corporate bond default.

•	A collapse in commodity prices, which weighed heavily on Latin American and South African equities.
•

The implosion and final death throes of a Brazilian magnate’s empire, in which Seafarer estimates over $30 billion worth of Brazilian equity and bond capitalization evaporated during the preceding 24 months.[6]

•	Episodic bouts of aggression and hostility on the part of North Korea.
•	Political instability in Brazil, Turkey, and Thailand, culminating in riots and protracted protests.
•	Cross-border conflict, instability and secession in Ukraine.

When I review the list above, I am struck by the breadth and severity of the difficulties that have weighed on the emerging markets during the past twelve months. I am also struck by the performance of the benchmark index, when viewed in this context: a decline of only -1.49% is remarkable.

Last April, who would have imagined one year could deliver so many troubling events? And if you possessed such foreknowledge, would you have predicted the index would end the year roughly where it began? I, for one, would not have done so. If I somehow had advance notice of the list above, I would have cautioned clients to shelter from the market collapse that would inevitably follow. Yet the

Annual Report | April 30, 2014	1

Seafarer Overseas Growth and Income Fund	Letter to Shareholders
April 30, 2014

market was nearly flat! With the benefit of hindsight, it is natural to view the index’s return as disappointing; yet I would assert that it was remarkably resilient in light of what could have happened.

The resilience of the emerging markets, in the face of so much bad news, likely conveys a basic but important message: stocks in the developing world are inexpensive. I cannot conclusively determine whether stocks are truly “cheap,” or “cheap enough” – those are loaded phrases that hold different meanings for different investors, and anyway, the markets are too broad to offer a simple, binary assessment as to their “cheapness.” However, I can state that in my experience, when stocks absorb a great deal of bad news, and yet their prices are materially unchanged, the simplest (and most likely) explanation is that prices were already low enough to compensate investors for additional risks – even big, unforeseen ones. Expensive stocks tend to exhibit the opposite behavior: a reduced tolerance for bad news, with prices swooning after a minor negative shock. The one-year return from the emerging markets was nearly flat, despite all that occurred – and I submit it was probably because stocks were inexpensive, with valuations that could accommodate bad news.

Performance Review

Amid this challenging year, the Fund’s performance was bolstered by its exposure to China, Vietnam, India and Poland. Chile, Turkey and Thailand weighed on returns. The Fund benefited from banks, health care, industrials, and utilities; it made absolute gains in technology shares, but on a relative basis it underperformed the index, which did much better in that sector; and the Fund was especially impaired by its exposure to commodity stocks.

Latin America was particularly challenging for the Fund throughout much of the fiscal year; the Fund’s holdings in Mexico, Chile and Brazil were all weak during the bulk of the period. However, we were pleased to see most of the Fund’s holdings in Brazil recover much of their lost ground near the close of the fiscal year, such that the Fund position in Brazil finished nearly flat. The Fund’s holdings in Mexico declined a bit during the period, but this was mainly because the positions had been so successful during the prior year – effectively, the valuations of the Fund’s holdings “cooled off” a bit, after substantial prior gains. We remain comfortable with the Fund’s holdings in that market.

Chile was a different story, though: at the outset of the year, the Fund’s holdings there were mostly centered on the commodity sector. A collapse in prices for raw materials undermined the Fund’s chief holding there, and for a variety of reasons – both related and unrelated to the price decline – we had the Fund exit the position.7 The Fund retains one position in Chile – Corpbanca, a mid-sized bank that is currently merging with Itau, one of Brazil’s largest financial institutions.

Regarding banks, and other financial institutions: the financial sector made the single largest contribution to the Fund’s outperformance versus the benchmark index. The Fund generated gains from the sector in several markets – Poland, Brazil, South Korea and Vietnam – while the benchmark produced sharply negative returns. Seafarer’s focus on bottom-up stock selection helped during the fiscal period, as there was no common theme or geography to otherwise unite these positions. The banks in Poland and Brazil are large capitalization stocks, acquired when their shares were depressed; the Fund benefited from the subsequent recovery in the valuation of those shares. In Korea, the Fund acquired the heavily discounted preferred shares of a commercial insurance company; happily for the Fund, the discount subsequently eased. In Vietnam, the Fund benefited from its exposure to a small capitalization stock associated with the country’s largest commercial re-insurer.

As mentioned above, the Fund’s performance was weak, on a relative basis, within the technology sector – the Fund produced gains, but it was outpaced by the benchmark index. The index’s gains were spurred mostly by its exposure to internet stocks, particularly those based in China and Korea. Since its inception, the Fund has lacked exposure to internet-focused companies (e.g. social media, search engines, entertainment). The Fund’s strategy does not prohibit exposure to the internet; however, such stocks typically fail to meet the Fund’s valuation and dividend criteria. We recognize there are some excellent internet-driven businesses, and if valuations ever become sufficiently attractive, the Fund will likely seek exposure.

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Seafarer Overseas Growth and Income Fund	Letter to Shareholders
April 30, 2014

The Fund performed well within India, generating gains and avoiding the worst of the volatility that impacted Indian shares and the local currency last autumn. The Fund’s exposure to Poland also proved successful: the Fund’s holdings were relatively steady amid the gyrations of the past year, and the holdings experienced growth that outpaced market expectations, which lifted share prices a bit.

The most surprising source of returns for the Fund was China. The country suffered from declining stock markets and widely publicized fears over slow growth and systemic risks within its financial sector. So perhaps it is surprising, but nonetheless true, that the Fund’s exposure to China was one of the largest sources of its absolute and relative gains, and the majority of the Fund’s Chinese holdings had positive returns during the fiscal year. The Fund’s success was due to its avoidance of large capitalization banks and energy companies – those sectors arguably are most affected by China’s current problems; and it was aided by its exposure to small and mid-sized industrial, technology and health care companies.

If you wish to review a more detailed discussion of the Fund’s performance and holdings, Seafarer publishes four portfolio reviews per year on its website. Each corresponds to a standard calendar quarter. Please visit www.seafarerfunds.com/archives for further information.

Peering Over China’s Great Wall of Worry

Returning to the topic of China: among investors focused on the emerging markets, the country is regarded with skepticism and trepidation. The global financial media is rife with reports of failings within the country’s financial system. Every release of economic data, no matter how trivial, receives a ridiculous degree of scrutiny, as if it were a tealeaf on which the Middle Kingdom’s future was written. I suppose there is a rational basis for this, as China is undergoing a major economic transition. The immediate outlook is not encouraging, and fraught with risk. There is plenty that can go wrong.

Yet if there is one surprising aspect to the current cloud that hangs over China, it is the near-total absence of discussion of all that could go right. The present debate around China’s investment merits is so unbalanced that it strikes me as absurd.

Please do not mistake me for a naive optimist about the country: for the past five years, I have written about the economy’s decelerating growth; its need for a revised economic model; troubles within its banking sector; potential imbalances that might undermine its currency, the renminbi; and the possibility that the country might instigate armed conflict with its neighbors. I am concerned about all of these issues, and more.

However, to dwell solely on the country’s well-known weaknesses is to ignore the important, broad-based reform efforts that are underway. China’s new leadership, installed in the fall of 2012, has launched a major overhaul of the country’s economic and political structure. Here is a partial list of what is taking place:

•	A substantial (but unfortunately not exhaustive) anti-corruption drive.
•	Liberalization of the local currency and of interest rates within the banking system. Both are “backdoor” reforms of the domestic banking sector.
•	Recapitalization of the domestic banking system to address financial weaknesses.
•

Major stock market reforms, including: enhanced access for foreign investors via the “through train” policy,[8] new mechanisms for companies to issue capital, and a liberalized market for initial public offerings (IPOs).

•	Major reforms to reduce excess capacities within state-owned enterprises.
•	Modernization of provincial governments’ finances, possibly culminating in the authority to levy local taxes (i.e. property and sales taxes), and the authority to issue municipal-style bonds.
•	Liberalization of most key input prices, especially energy and natural resources.
•	Environmental regulation, targeting sharp reduction in carbon emissions, with severe penalties for polluters.
•	Reformed property and land use rights.

Annual Report | April 30, 2014	3

Seafarer Overseas Growth and Income Fund	Letter to Shareholders
April 30, 2014

•

Reform of the hukou (“household registration”) system. Hukou is a set of identification documents, somewhat like a domestic passport. Hukou defines a household’s civil, economic and legal rights within a given local municipality. It confers access (or lack thereof) to various government services, health care, education, housing and employment. If a family attempts to move from the countryside to the city, it will not be entitled to such services in the new urban residence because the family’s hukou remains tied to the original rural home. In my opinion, the system is broadly analogous to social entitlements in the U.S. – and its reform is just as politically contentious.

•	A major overhaul of the national healthcare delivery system.
•	Relaxation of the “one child” policy.

Make no mistake: this is an impressive list. Apparently, China has listened to its external advisors, and to some of its detractors. The list makes it clear that China is not shying away from difficult change. No other developing nation has undertaken a reform program so comprehensive or bold. Imagine if the U.S. simultaneously tackled several sensitive issues. Envision a coordinated effort to reform healthcare, banking regulations, the tax code, and social entitlement programs. The project would be sweeping in its scale; it would meet with considerable resistance from vested interests; it would stand a significant risk of outright failure; and it would certainly rile every corner of our economy.

This is analogous to what is now taking place in China: the country is engaged in an extensive overhaul of the political and economic landscape. I cannot predict the extent to which it will be successful, but the country does not lack ambition. Nor does the leadership lack understanding about the urgency or nature of the challenges ahead. Admittedly, the most sensitive political reforms – those that might undermine the communist party’s authority – are absent. Nevertheless, any one of the initiatives above has the potential to impact the entire domestic economy for the better. If the reforms mostly meet with success, I believe China’s growth has the capacity to impress for many years to come. The team at Seafarer is eager to watch China’s progress unfold – and we will keep you informed regarding the results.

A Few Announcements

Please note: This section of the letter was written jointly by Andrew Foster and Michelle Foster, managing members of Seafarer Capital Partners, LLC.

The past fiscal year has been a good one for Seafarer Capital Partners, despite the difficulties that have weighed on the emerging markets. We have been privileged to welcome new shareholders to the Fund, and we have seen our relationships with clients grow. We made further investments in Seafarer’s resources – in personnel and technology – so as to ensure the firm’s steady growth and development. We recently expanded our investment team with the addition of Paul Espinosa, Senior Analyst, to our firm. Paul is a veteran investor in the emerging markets, and his arrival both broadens and deepens the team’s global research capabilities. We plan to further expand Seafarer’s team in the coming year.

Shortly after we founded Seafarer three years ago, we had the opportunity to write a brief essay on the firm’s goals.9 In that essay, we noted that our abiding goal as an investment adviser is to deliver superior long-term performance to our clients. However, we also noted three ancillary objectives: to increase the transparency associated with investment in developing countries; to mitigate a portion of the volatility that is inherent to the emerging markets; and to deliver lower costs to our clients, over time and with scale. We continue to work toward these three objectives, and we are happy to declare a bit of progress with respect to the third.

We are pleased to announce that effective September 1, 2014, the Fund will undertake an expense reduction on behalf of its shareholders. Seafarer Capital Partners, LLC (our firm) will contractually commit to lower the expenses of the Fund for the ensuing twelve months, with the intent to renew the same obligation for the foreseeable future.10 The Investor class net expenses will be reduced to 1.25% by way of this “expense cap,” and the Institutional class net expenses will be reduced to 1.05%.11 This new cap constitutes the second reduction in fees enacted by the Fund since its inception (the first reduction occurred in January 2013).

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Seafarer Overseas Growth and Income Fund	Letter to Shareholders
April 30, 2014

In addition, Seafarer Capital Partners will reduce its management fee for the Fund from 0.85% to 0.75%. Seafarer’s management fee constitutes a portion of the Fund’s overall expenses, and therefore such fees are subject to the aforementioned expense cap.

We are able to achieve these expense reductions because the Fund’s growth over the past year has afforded some basic economies of scale. Subscriptions from new and existing shareholders have increased the Fund’s operating efficiencies. The resulting economies, combined with the momentum we believe exists in our business, give us the confidence to drive expenses lower. We are pleased to achieve progress toward our goal of lower costs, though we are by no means finished. We will strive to further reduce expenses to shareholders, with additional time and with scale.

While we are pleased to be undertaking an expense reduction that benefits both share classes, it is our sincere wish that more shareholders could take advantage of the lower expenses afforded by the Institutional class. In truth, we would prefer to call it the “universal class,” because we hope that every shareholder could make use of it. We want to offer the lowest possible expenses to everyone. The problem is that certain distribution platforms (i.e., brokers, dealers, and other financial intermediaries) impose a minimum initial investment of $100,000 on the Institutional class. Those same platforms also restrict Seafarer’s ability to distribute the share class with a lower minimum on a direct basis – in other words, the $100,000 minimum applies everywhere, regardless of whether you purchase the Fund’s Institutional class directly from Seafarer, or from a platform or intermediary. This is not our preference. We are acutely aware that many shareholders cannot afford or would not choose to invest so much capital in the Fund. We are frustrated by the situation, as it drives a wedge between shareholders and the lower costs we would like to offer them.

Given that we would like to encourage broader usage of the Institutional class, we will describe three ways that certain shareholders might gain access to this share class, even if they are unable to immediately meet the investment minimum. First, financial advisers might discover that their platform will waive the minimum if the adviser invests with the intention to reach the minimum. Every platform evaluates waiver requests differently, and Seafarer has no influence over whether a particular platform will entertain such requests. Platforms that do grant waivers may require that Seafarer submit the request on behalf of the adviser. We are happy to help with such waiver requests. Advisers can contact us at (415) 578-9075 or contact@seafarerfunds.com.

Second, advisers can meet the investment minimum for the Institutional class by aggregating Fund holdings across multiple client accounts, if permitted by the platform.12 If you are an adviser and you encounter difficulty with aggregation at the platform, please let us know; we will try to resolve the issue with the platform.

Third, our firm has some influence over the application of the minimum as it pertains to shareholders who subscribe to the Fund on a direct basis via an automatic investment plan (“AIP”). We will do our utmost to waive the Institutional class minimum for accounts that satisfy all of the following criteria:

1.	The account must be established directly with the Fund, not with a platform or intermediary.
2.	The account must activate an AIP.
3.

The account holder must request a waiver from the Fund’s transfer agent. The applicant must request the waiver in good faith, with the intent to eventually meet the Institutional class minimum via a program of sustained investment over time. The transfer agent can be reached at (855) 732-9220 or seafarerfunds@alpsinc.com.

Also, we will do our best to ensure that existing AIP participants can convert from the Investor class to the Institutional class (known as a “share class transfer”), provided they satisfy all three criteria above. Ultimately, it is our hope that more shareholders make use of this “universal” share class, regardless of what its official name might convey. For our part, we will work to extend the benefit of lower expenses to those who undertake the extra effort required to invest directly with the Fund, on a sustained basis.

Annual Report | April 30, 2014	5

Seafarer Overseas Growth and Income Fund	Letter to Shareholders
April 30, 2014

Thank you for entrusting us with your patience and your capital. It is an honor to serve as your investment adviser in the emerging markets.

Sincerely,

Andrew Foster, Chief Investment Officer

Michelle Foster, President

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned 1.93% during the fiscal year.
[2]	The Fund’s inception date was February 15, 2012.
[3]

The Fund’s Investor share class began the fiscal year with a net asset value of $11.91 per share; it paid two distributions, worth $0.540 in aggregate; and it finished the fiscal year with a value of $11.58 per share.

[4]

Quantitative easing is the attempt by a central bank to inject more money into the economy and to keep long-term interest rates low through the purchase of large amounts of assets, often held by financial institutions. (Source: MITnews, “Explained: Quantitative Easing,” August 17, 2010)

[5]	The “fragile five” countries consist of Brazil, India, Indonesia, South Africa, and Turkey.
[6]	Bloomberg, “Batista’s Losers Shout and Sue as OGX Meltdown Casts Pall,” 31 December 2013 (www.bloomberg.com/news/2013-12-31/batista-s-losers-shout-and-sue-as-ogx-meltdown-casts-pall.html).
[7]	For more details regarding the Fund’s exposure to the commodity sector, please see the Fund’s portfolio review for the third quarter of 2013 (www.seafarerfunds.com/fund/portfolio-review/2013/09/Q3).
[8]

In April 2014 the China Securities Regulatory Commission (CSRC) and Hong Kong Securities and Futures Commission (SFC) announced the development of a pilot program called “Shanghai-Hong Kong Stock Connect” (informally known as the “through train”) that will establish mutual stock market access between mainland China and Hong Kong. The program will allow mainland Chinese and Hong Kong investors to access each other’s equity markets, and will enhance foreign investors’ access to mainland listed stocks as well.

[9]	The essay on the firm’s goals is available at www.seafarerfunds.com/ask-seafarer/#what-are-the-firms-goals.
[10]

Though it is Seafarer’s intent to renew this expense cap for the foreseeable future, Seafarer is under no obligation to renew the expense cap beyond the twelve month contractual term ending August 31, 2015.

[11]	Gross expense ratio as of the prospectus dated August 31, 2013: 2.79% for Investor class; 2.69% for Institutional class.
[12]	Similarly, individual investors can reach the investment minimum for the Institutional class by aggregating multiple accounts within the Fund, if permitted by the platform.

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Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2014

Seafarer Overseas Growth and Income Fund Performance

Total Return (As of April 30, 2014)	1 Year	Since Inception* - Annualized	Net Expense Ratio**
Investor Class (SFGIX)	1.93%	9.72%	1.40%
Institutional Class (SIGIX)	2.12%	9.85%	1.25%
MSCI Emerging Markets Total Return Index^	-1.49%	0.09%

Gross expense ratio: 2.79% for Investor Class; 2.69% for Institutional Class. Ratios as of the Prospectus dated August 31, 2013**

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

*	Inception Date: February 15, 2012.
**

Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.40% and 1.25% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2014.

^

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2014	7

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2014

Performance of a $10,000 Investment Since Inception

* Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2014. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, convertible bonds, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection compared to a portfolio that invests only in the common stocks of those countries.

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Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2014

Fund Characteristics

Inception Date	February 15, 2012
Net Assets	$73.8M
Portfolio Turnover[1]	51%

	Investor Class	Institutional Class
Ticker	SFGIX	SIGIX
NAV	$11.58	$11.59
30-Day SEC Yield	1.80%	1.95%
Fund Distribution Yield	1.62%	1.71%
Net Expense Ratio	1.40%	1.25%
Redemption Fee (within 90 calendar days)	2.00%	2.00%
Minimum Initial Investment	$2,500	$100,000
Minimum Initial Investment (Retirement Account)	$1,000	$100,000

Underlying Portfolio Holdings

Number of Holdings	47
% of Net Assets in Top 10 Holdings	31%
Weighted Average Market Cap	$14.8B
Market Cap of Portfolio Median	$4.2B
Gross Portfolio Yield[2,3]	3.2%
Price / Book Value[2]	1.8
Price / Earnings[2,4]	11.3
Earnings Per Share Growth[2,4]	11%

[1]	For the year ended April 30, 2014.
[2]	Calculated as a harmonic average of the underlying portfolio holdings.
[3]

Gross Portfolio Yield = gross yield for the underlying portfolio, estimated based on the dividend yield for common and preferred stocks and yield to maturity for bonds. This measure of yield does not account for offsetting Fund expenses and other costs, and consequently it should not be construed as the yield that an investor in the Fund would receive.

[4]	Based on consensus earnings estimates for next year. Excludes securities for which consensus earnings estimates are not available.

Past performance does not guarantee future results.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer.

Price / Book Value: the value of a company’s common shares, divided by the company’s book value.

Price / Earnings: the market price of a company’s common shares divided by the earnings per common share as forecast for next year.

Earnings Per Share (EPS) Growth: forecast growth rate of earnings per common share next year, expressed as a percentage.

The “Underlying Portfolio Holdings” table presents indicative values only; Seafarer does not warrant the data’s accuracy, and disclaims any responsibility for its use for investment purposes.

Annual Report | April 30, 2014	9

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2014

Top 10 Holdings

Holding	Sector	Country	% Net Assets	Issuer Mkt Cap ($B)	Yield[1]	Price / Book	Price / Earnings[2]	EPS Growth[2]
Singapore Telecommunications Ltd.	Telecom. Services	Singapore	3.7%	$48.1	4.4%	2.7	15	7%
Hang Lung Properties, Ltd.	Financials	China / Hong Kong	3.5%	$13.5	3.2%	0.8	16	12%
Valid Solucoes	Industrials	Brazil	3.3%	$0.9	2.6%	3.5	12	15%
Sindoh Co. Ltd.[3]	Information Technology	South Korea	3.1%	$0.7	3.4%	0.8	–	–
Keppel Corp. Ltd.	Industrials	Singapore	3.1%	$15.3	3.8%	1.9	11	7%
NTT DOCOMO, Inc.	Telecom. Services	Japan	3.0%	$69.7	3.7%	1.2	13	4%
Cia Vale do Rio Doce, Pfd.	Materials	Brazil	3.0%	$68.7	6.4%	0.9	6	2%
Sun Pharma Advanced Research Co., Ltd.[3,4]	Health Care	India	3.0%	$0.7	–	38.3	–	–
Dongsuh Co. Inc.[3]	Consumer Staples	South Korea	2.7%	$1.5	3.5%	1.8	–	–
Dongfang Electric Corp. Ltd.	Industrials	China / Hong Kong	2.7%	$3.7	1.0%	1.1	9	4%

Cumulative Weight of Top 10 Holdings:			31%
Total Number of Holdings:			47

[1]	Yield = dividend yield for common and preferred stocks and yield to maturity for bonds.
[2]	Based on consensus earnings estimates for next year.
[3]	Consensus estimates for earnings and EPS growth are not available for this security.
[4]	Non-income producing security.

Portfolio holdings are subject to change.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer.

The table above presents indicative values only; Seafarer does not warrant the data’s accuracy and disclaims any responsibility for its use for investment purposes.

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Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2014

Portfolio Composition

Region/Country	% Net Assets
East & South Asia	61
China / Hong Kong	13
India	7
Indonesia	4
Japan	5
Malaysia	4
Singapore	11
South Korea	8
Taiwan	4
Vietnam	6
Eastern Europe	14
Poland	6
Turkey	8
Latin America	21
Brazil	14
Chile	2
Mexico	5
Middle East & Africa	2
South Africa	2
Cash and Other Assets, Less Liabilities	2
Total	100

Asset Class	% Net Assets
Common Stock	81
ADR	6
Preferred Stock	5
Foreign Currency Government Bond	4
USD Convertible Bond	1
Cash and Other Assets, Less Liabilities	2
Total	100

Market Capitalization of Issuer	% Net Assets
Large Cap (over $10 billion)	37
Mid Cap ($1 - $10 billion)	38
Small Cap (under $1 billion)	19
Not Applicable	4
Cash and Other Assets, Less Liabilities	2
Total	100

Sector	% Net Assets
Consumer Discretionary	9
Consumer Staples	11
Energy	1
Financials*	19
Government	4
Health Care	9
Industrials	16
Information Technology	15
Materials	5
Telecommunication Services	7
Utilities	2
Cash and Other Assets, Less Liabilities	2
Total	100

*

The Fund’s concentration in the Financials sector includes holdings in property-related stocks, which are classified within the “Financials sector” according to the Global Industry Classification Standard (GICS) methodology utilized herein. Property-related holdings comprised 7% of the Fund’s net assets as of April 30, 2014.

Percentage values may not sum to 100% due to rounding.

Annual Report | April 30, 2014	11

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2014

Greatest Performance Contributors and Detractors

For the twelve months ended April 30, 2014

Contributors	% Net Assets[1]
Samsung Fire & Marine Insurance Co., Ltd., Pfd. [2]	–
Kingdee International Software Group Co. Ltd. [2]	–
Bank Pekao SA	2.2
PGE Polska Grupa Energetyczna SA	2.1
Valid Solucoes	3.3

Detractors	% Net Assets[1]
Sociedad Quimica y Minera de Chile SA ADR[2]	–
Netas Telekomunikasyon AS2	–
Digital China Holdings, Ltd.	1.8
Thai Reinsurance PCL[2]	–
Aliansce Shopping Centers SA	1.5

[1]	As of end of period.
[2]	As of April 30, 2014, the Fund had no economic interest in this security.

Source: Bloomberg.

The table above presents estimated values only; Seafarer does not warrant the data’s accuracy and disclaims any responsibility for its use for investment purposes.

12	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2013 and held until April 30, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/13	Ending Account Value 04/30/14	Expense Ratio(a)	Expenses Paid During Period 11/01/13 - 04/30/14(b)
Investor Class
Actual	$1,000.00	$1,010.20	1.40%	$6.98
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00

Institutional Class
Actual	$1,000.00	$1,011.10	1.25%	$6.23
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2014	13

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2014

	Currency	Shares	Value
COMMON STOCKS (84.9%)
Brazil (7.5%)
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	BRL	160,000	$2,466,286
Odontoprev SA	BRL	475,000	1,917,255
Aliansce Shopping Centers SA	BRL	136,000	1,107,030

Total Brazil			5,490,571

Chile (2.1%)
Corpbanca SA	CLP	136,535,716	1,572,839

Total Chile			1,572,839

China / Hong Kong (13.3%)
Hang Lung Properties, Ltd.	HKD	860,000	2,565,079
Dongfang Electric Corp., Ltd.	HKD	1,260,000	1,970,642
Beijing Enterprises Holdings, Ltd.	HKD	175,000	1,523,995
SinoMedia Holding, Ltd.	HKD	1,729,000	1,520,439
Digital China Holdings, Ltd.	HKD	1,470,000	1,361,522
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	HKD	877,222	888,792

Total China / Hong Kong			9,830,469

India (6.8%)
Sun Pharma Advanced Research Co., Ltd.(a)	INR	770,000	2,185,110
Infosys, Ltd. ADR	USD	35,000	1,879,850
Navneet Education, Ltd.	INR	968,880	964,623

Total India			5,029,583

Indonesia (2.6%)
Astra International Tbk PT	IDR	3,000,000	1,932,877

Total Indonesia			1,932,877

Japan (4.8%)
NTT DOCOMO, Inc.	JPY	140,000	2,233,076
Ajinomoto Co., Inc.	JPY	90,000	1,324,607

Total Japan			3,557,683

14	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2014

	Currency	Shares	Value
Malaysia (3.7%)
Hartalega Holdings Bhd	MYR	759,960	$1,475,470
AMMB Holdings Bhd	MYR	550,000	1,210,513

Total Malaysia			2,685,983

Mexico (4.8%)
Grupo Herdez SAB de CV	MXN	630,470	1,884,748
Grupo Financiero Banorte SAB de CV	MXN	250,000	1,660,392

Total Mexico			3,545,140

Poland (5.8%)
Bank Pekao SA	PLN	25,000	1,604,511
PGE SA	PLN	225,000	1,563,481
Asseco Poland SA	PLN	75,000	1,116,774

Total Poland			4,284,766

Singapore (9.3%)
Singapore Telecommunications, Ltd.	SGD	900,000	2,756,807
Keppel Corp., Ltd.	SGD	270,000	2,271,789
SIA Engineering Co., Ltd.	SGD	477,000	1,824,073

Total Singapore			6,852,669

South Africa (1.5%)
EOH Holdings, Ltd.	ZAR	140,000	1,117,818

Total South Africa			1,117,818

South Korea (5.8%)
Sindoh Co., Ltd.	KRW	35,000	2,297,343
Dongsuh Co., Inc.	KRW	130,000	1,992,953

Total South Korea			4,290,296

Taiwan (4.4%)
Taiwan Hon Chuan Enterprise Co., Ltd.	TWD	650,000	1,340,833
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	325,000	1,277,041

Annual Report | April 30, 2014	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2014

	Currency	Shares	Value
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	USD	30,000	$603,000

Total Taiwan			3,220,874

Turkey (7.0%)
Ulker Biskuvi Sanayi AS	TRY	250,000	1,915,832
Arcelik AS	TRY	300,000	1,854,362
Aselsan Elektronik Sanayi Ve Ticaret AS	TRY	305,000	1,358,068

Total Turkey			5,128,262

Vietnam (5.5%)
Nam Long Investment Corp.	VND	1,508,990	1,402,879
Bao Viet Holdings	VND	550,000	957,429
PetroVietnam Drilling and Well Services JSC	VND	205,739	829,917
Vietnam National Reinsurance Corp.	VND	325,800	455,881
Dry Cell & Storage Battery JSC	VND	400,000	438,278

Total Vietnam			4,084,384

TOTAL COMMON STOCKS (Cost $59,651,728)			62,624,214

PREFERRED STOCKS (7.7%)
Brazil (5.4%)
Vale SA	BRL	185,000	2,197,018
Banco Bradesco SA, ADR	USD	120,000	1,784,400

Total Brazil			3,981,418

South Korea (2.3%)
Samsung Electronics Co., Ltd.	KRW	1,700	1,709,485

Total South Korea			1,709,485

TOTAL PREFERRED STOCKS (Cost $5,645,586)			5,690,903

16	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2014

	Currency	Rate	Maturity Date	Principal Amount	Value
FOREIGN CURRENCY GOVERNMENT BONDS (3.6%)
Brazil (1.3%)
Brazilian Government International Bond	BRL	10.25%	01/10/28	2,000,000	$959,749

Total Brazil					959,749

Indonesia (1.1%)
Indonesia Treasury Bond, Series FR70	IDR	8.38%	03/15/24	9,000,000,000	798,101

Total Indonesia					798,101

Turkey (1.2%)
Turkey Government Bond	TRY	8.80%	09/27/23	2,000,000	924,818

Total Turkey					924,818

TOTAL FOREIGN CURRENCY GOVERNMENT BONDS (Cost $2,391,632)					2,682,668

USD CONVERTIBLE BONDS (1.5%)
Singapore (1.5%)
Olam International, Ltd.	USD	6.00%	10/15/16	$1,000,000	1,076,250

Total Singapore					1,076,250

TOTAL USD CONVERTIBLE BONDS (Cost $1,042,555)					1,076,250

TOTAL INVESTMENTS (Cost $68,731,501) (97.7%)					$72,074,035

Cash and Other Assets, Less Liabilities (2.3%)					1,730,636
NET ASSETS (100.0%)					$73,804,671

(a)	Non-income producing security.

Certain securities were fair valued in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (Note 2).

Annual Report | April 30, 2014	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2014

Currency Abbreviations
BRL	-	Brazil Real
CLP	-	Chile Peso
HKD	-	Hong Kong Dollar
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
TRY	-	Turkey Lira
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

Common Abbreviations:
ADR	-	American Depositary Receipt.
AS	-	Andonim Sirketi, Joint Stock Company in Turkey.
Bhd	-	Berhad, Public Limited Company in Malaysia.
JSC	-	Joint Stock Company.
Ltd.	-	Limited.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	-	A variable capital company.
Tbk PT	-	Terbuka is the Indonesian term for limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

18	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statement of Assets and Liabilities
April 30, 2014

ASSETS:

Investments, at value	$72,074,035
Cash	948,828
Foreign currency, at value (Cost $186,991)	188,982
Receivable for investments sold	971,531
Receivable for shares sold	394,373
Interest and dividends receivable	324,043
Prepaid expenses and other assets	15,000
Total Assets	74,916,792
LIABILITIES:
Payable for investments purchased	918,866
Foreign capital gains tax	73,114
Administrative fees payable	14,456
Shareholder service plan fees payable	16,449
Payable for shares redeemed	4,602
Investment advisory fees payable	35,660
Trustee fees and expenses payable	492
Audit and tax fees payable	16,489
Accrued expenses and other liabilities	31,993
Total Liabilities	1,112,121
NET ASSETS	$73,804,671

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$70,566,085
Accumulated net investment loss	(233,636)
Accumulated net realized gain on investments and foreign currency transactions	200,019
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	3,272,203
NET ASSETS	$73,804,671

INVESTMENTS, AT COST	$68,731,501
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.58
Net Assets	$27,180,720
Shares of beneficial interest outstanding	2,347,204
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.59
Net Assets	$46,623,951
Shares of beneficial interest outstanding	4,022,993

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2014	19

Seafarer Overseas Growth and Income Fund	Statement of Operations
For the Year Ended April 30, 2014

INVESTMENT INCOME:
Dividends	$1,446,249
Foreign taxes withheld on dividends	(123,162)
Interest and other income	70,570
Foreign taxes withheld on interest	(5,121)
Total investment income	1,388,536

EXPENSES:
Investment advisory fees (Note 6)	380,980
Administrative and transfer agency fees	201,230
Co-administrative and shareholder servicing fees
Investor Class	8,054
Institutional Class	2,043
Trustee fees and expenses	1,730
Registration/filing fees	36,531
Shareholder service plan fees
Investor Class	34,654
Institutional Class	8,779
Legal fees	2,902
Audit fees	17,493
Reports to shareholders and printing fees	6,977
Custody fees	49,860
Miscellaneous	14,453
Total expenses	765,686
Less fees waived/reimbursed by investment advisor (Note 6)
Investor Class	(95,961)
Institutional Class	(71,701)
Total net expenses	598,024
NET INVESTMENT INCOME:	790,512
Net realized gain on investments	583,856
Net realized loss on foreign currency transactions	(111,089)
Net change in unrealized appreciation on investments (net of foreign capital gains tax of $13,032)	471,616
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	2,720
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	947,103
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,737,615

See Accompanying Notes to Financial Statements.

20	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
OPERATIONS:
Net investment income	$790,512	$193,701
Net realized gain on investments and foreign currency transactions	472,767	691,065
Net change in unrealized appreciation on investments and foreign currency translations	474,336	2,787,668
Net increase in net assets resulting from operations	1,737,615	3,672,434
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$(585,611)	$(112,900)
Institutional Class	(308,771)	(49,868)
From net realized gains on investments
Investor Class	(654,807)	(867)
Institutional Class	(316,013)	(254)
Net decrease in net assets from distributions	(1,865,202)	(163,889)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor	$18,789,915	$28,091,620
Institutional	41,977,026	9,669,354
Dividends reinvested
Investor	1,190,349	110,846
Institutional	611,803	46,662
Shares Redeemed, net of redemption fees
Investor	(18,143,918)	(5,803,722)
Institutional	(8,326,537)	(579,535)
Net increase in net assets derived from beneficial interest transactions	36,098,638	31,535,225

Net increase in net assets	$35,971,051	$35,043,770

NET ASSETS:
Beginning of period	$37,833,620	$2,789,850
End of period (including accumulated net investment income/(loss) of $(233,636) and $60,497, respectively)	$73,804,671	$37,833,620

Annual Report | April 30, 2014	21

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,651,517	2,566,567
Distributions reinvested	105,435	10,140
Redeemed	(1,622,659)	(505,665)
Net increase in shares outstanding	134,293	2,071,042

Institutional Class
Sold	3,748,511	878,414
Distributions reinvested	54,211	4,298
Redeemed	(743,914)	(50,808)
Net increase in shares outstanding	3,058,808	831,904

See Accompanying Notes to Financial Statements.

22	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Financial Highlights
For a share outstanding through the periods presented

Investor Class	Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period February 15, 2012 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$11.91		$10.18		$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.19		0.10		0.05
Net realized and unrealized gain on investments	0.02		1.74		0.13
Total from investment operations	0.21		1.84		0.18

LESS DISTRIBUTIONS:
From net investment income	(0.26)		(0.11)		–
From net realized gains on investments	(0.28)		(0.00)	(b)	–
Total distributions	(0.54)		(0.11)		–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)		1.73		0.18
NET ASSET VALUE, END OF PERIOD	$11.58		$11.91		$10.18

TOTAL RETURN(d)	1.93%		18.24%		1.80%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$27,181		$26,348		$1,443
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.78%		2.82%		18.96% (	e)
Operating expenses including reimbursement/waiver	1.40%		1.49%		1.60% (	e)
Net investment income including reimbursement/waiver	1.66%		0.90%		2.61% (	e)
PORTFOLIO TURNOVER RATE(f)	51%		39%		5%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2014	23

Seafarer Overseas Growth and Income Fund	Financial Highlights
For a share outstanding through the periods presented

Institutional Class	Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period February 15, 2012 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$11.91		$10.18		$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.21		0.14		0.04
Net realized and unrealized gain on investments	0.02		1.71		0.14
Total from investment operations	0.23		1.85		0.18

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.12)		–
From net realized gains on investments	(0.28)		(0.00)	(b)	–
Total distributions	(0.55)		(0.12)		–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.32)		1.73		0.18
NET ASSET VALUE, END OF PERIOD	$11.59		$11.91		$10.18

TOTAL RETURN(d)	2.12%		18.33%		1.80%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$46,624		$11,486		$1,346
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.61%		2.88%		21.65%	(e)
Operating expenses including reimbursement/waiver	1.25%		1.35%		1.45%(	e)
Net investment income including reimbursement/waiver	1.89%		1.28%		2.00%(	e)
PORTFOLIO TURNOVER RATE(f)	51%		39%		5%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

24	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This annual report describes the Seafarer Overseas Growth and Income Fund (the “Fund”). The Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns. The Fund offers Investor Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Fund’s valuation procedures set forth certain triggers that inform the Fund when to use the fair valuation model.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be

Annual Report | April 30, 2014	25

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

26	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

The following is a summary of each input used to value the Fund as of April 30, 2014:

		Level 2 -	Level 3 -
		Other Significant	Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value(a)	Quoted Prices	Inputs	Inputs	Total
Common Stocks
Brazil	$5,490,571	$–	$–	$5,490,571
Chile	1,572,839	–	–	1,572,839
China / Hong Kong	–	9,830,469	–	9,830,469
India	2,844,473	2,185,110	–	5,029,583
Indonesia	–	1,932,877	–	1,932,877
Japan	–	3,557,683	–	3,557,683
Malaysia	1,475,470	1,210,513	–	2,685,983
Mexico	3,545,140	–	–	3,545,140
Poland	–	4,284,766	–	4,284,766
Singapore	–	6,852,669	–	6,852,669
South Africa	1,117,818	–	–	1,117,818
South Korea	–	4,290,296	–	4,290,296
Taiwan	603,000	2,617,874	–	3,220,874
Turkey	–	5,128,262	–	5,128,262
Vietnam	4,084,384	–	–	4,084,384
Preferred Stocks	3,981,418	1,709,485	–	5,690,903
Foreign Currency
Government Bonds	–	2,682,668	–	2,682,668
USD Convertible Bonds	–	1,076,250	–	1,076,250
Total	$24,715,113	$47,358,922	$–	$72,074,035

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2014, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Security amounts the Fund transferred between Levels 1 and 2 at April 30, 2014 were as follows:

	Level 1 -		Level 2 -
	Quoted Prices		Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$–	$(3,507,856)	$ 3,507,856	$–
Total	$–	$(3,507,856)	$ 3,507,856	$–

The above transfers were due to the Fund utilizing a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting date, it results in certain securities transferring from a Level 1 to a Level 2.

Annual Report | April 30, 2014	27

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

28	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

As of and during the year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends from net investment income, if any, on a semi-annual basis. The Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if the adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to redemption distributions, PFICs and foreign currency. The reclassifications were as follows:

			Accumulated Net
		Accumulated Net	Realized Gain on
	Paid-in Capital	Investment Loss	Investments
Seafarer Overseas Growth and Income Fund	$197,663	$(190,263)	$(7,400)

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Net
		Gross	Gross	Depreciation
	Cost of	Unrealized	Unrealized	on Foreign	Net Unrealized
	Investments	Appreciation	Depreciation	Currencies	Appreciation
Seafarer Overseas Growth and Income Fund	$69,280,319	$5,134,674	$(2,340,958)	$(70,331)	$2,723,385

Components of Earnings: As of April 30, 2014, components of distributable earnings were as follows:

Undistributed ordinary income	$144,172
Accumulated capital gains	371,029
Net unrealized appreciation on investments	2,723,385
Total distributable earnings	$3,238,586

Annual Report | April 30, 2014	29

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

Capital Losses: As of April 30, 2014, the Fund has no accumulative capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2014, were as follows:

		Long-Term Capital
	Ordinary Income	Gain
Seafarer Overseas Growth and Income Fund	$1,543,197	$322,005

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2013, were as follows:

		Long-Term Capital
	Ordinary Income	Gain
Seafarer Overseas Growth and Income Fund	$163,889	$–

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities excluding short term securities during the year ended April 30, 2014, were as follows:

	Purchases of	Proceeds From Sales
	Securities	of Securities
Seafarer Overseas Growth and Income Fund	$ 56,471,972	$ 22,689,192

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

30	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The redemption fee is reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. During the year ended April 30, 2014 and the year ended April 30, 2013, the Fund retained the following redemption fees:

	For the Year Ended	For the Year Ended
Fund	April 30, 2014	April 30, 2013
Seafarer Overseas Growth and Income Fund - Investor	$ 9,035	$ 5,490
Seafarer Overseas Growth and Income Fund - Institutional	$ 3,790	$ 928

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Seafarer Capital Partners, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. Effective January 15, 2013, the Adviser voluntarily agreed to waive a portion of its management fee payable by the Fund so that such fee was reduced to 0.75% of the Fund’s average daily net assets. This voluntary arrangement expired on August 31, 2013. Effective September 1, 2014, the Adviser has agreed to reduce its management fee to 0.75% annually, based on the Fund’s average daily net assets.

From the inception of the Fund through August 31, 2013, the Adviser contractually agreed to limit certain Fund expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.45% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively. Effective January 15, 2013, the Adviser voluntarily agreed to further limit such Fund expenses to 1.40% and 1.25% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively. Effective September 1, 2013, the Adviser contractually agreed to limit certain Fund expenses (exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.40% and 1.25% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2014. Effective September 1, 2014, the Adviser has contractually agreed to limit such Fund expenses to 1.25% and 1.05% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015, at which point this agreement may be extended further. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. Pursuant to the expense limitation agreement between the Adviser and the Trust, the Fund will reimburse the Adviser for any contractual fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

Annual Report | April 30, 2014	31

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

For the year ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

	Fees Waived/
	Reimbursed By
Fund	Adviser	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$95,961	$95,961
Institutional Class	71,701	71,701

As of April 30, 2014, the balances of recoupable expenses for each class were as follows:

	Expires	Expires	Expires
Fund	2015	2016	2017	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$22,136	$177,710	$89,143	$288,989
Institutional Class	51,869	78,354	66,379	196,602

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under this Agreement, ALPS is paid fees by the Fund, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $143,000 (subject to an annual cost of living increase), or (b) the following fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Administrative and Shareholder Services

From the inception of the Fund through August 31, 2013, the Adviser provided administrative and shareholder services to the Fund under the Co-Administration and Shareholder Services Agreement with the Trust. Under this Agreement, the Adviser was entitled to fees, accrued on a daily basis and paid on a monthly basis following the end of the month, of 0.10% of the average daily net assets of the Investor Class and 0.05% of the average daily net assets of the Institutional Class, and was reimbursed for certain out-of-pocket expenses. Effective September 1, 2013, the Co-Administration and Shareholder Services Agreement with the Trust was terminated with the approval of the Board of Trustees. The Adviser continues to provide the administrative and shareholder services to the Fund that were described under the Agreement, but the Adviser does not receive an Administrative and Shareholder Servicing Fee for doing so.

32	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”). ALPS is compensated based upon a $25,000 annual base fee for the Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act under the Chief Compliance Officer Services Agreement with the Trust. Under this Agreement, the Adviser pays ALPS an annual base fee of $30,000 and reimburses ALPS for certain out-of-pocket expenses.

Principal Financial Officer

ALPS provides principal financial officer services to the Fund under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, the Adviser pays ALPS an annual base fee of $10,000 and reimburses ALPS for certain out-of-pocket expenses.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to the Distribution Agreement with the Trust. Under this agreement, the Adviser pays ADI an annual base fee of $12,000 and reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

The Fund has adopted a shareholder service plan (a “Service Plan”) for each of its share classes. Under the Service Plan, the Fund is authorized to enter into shareholder service agreements with investment advisors, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. The Service Plan will cause the Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payment will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2014	33

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2014

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

34	(855) 732-9220 | seafarerfunds.com

Report of Independent Registered
Seafarer Overseas Growth and Income Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seafarer Overseas Growth and Income Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 15, 2012 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund of Financial Investors Trust as of April 30, 2014, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 15, 2012 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

Annual Report | April 30, 2014	35

Disclosure Regarding Approval
Seafarer Overseas Growth and Income Fund	of Fund Advisory Agreement
April 30, 2014 (Unaudited)

On December 10, 2013, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Seafarer Capital Partners, LLC (“Seafarer”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Seafarer, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Overseas Growth and Income Fund (the “Seafarer Fund” or the “Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Seafarer Fund, to Seafarer of 0.85% of the Seafarer Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Seafarer to the Seafarer Fund. The Trustees noted that Seafarer had voluntarily lowered the total net expense ratio for each share class of the Seafarer Fund by revising its agreement to waive fees and/or reimburse expenses, and had also cancelled its Co-Administration and Shareholder Services Agreement in light of the growth of the Fund.

The Trustees considered the information they received comparing the Seafarer Fund’s contractual annual advisory fee and overall net expenses with those of funds in the relevant expense peer group provided by an independent provider of investment company data.

Based on such information, the Trustees determined that the contractual annual advisory fee of 0.85% of the daily average net assets of the Seafarer Fund and the total net expense ratio, after fee waivers and/or expense reimbursements, of 1.40% and 1.25% for the Investor Class and Institutional Class, respectively, of the Seafarer Fund, compared favorably to the respective peer group median, and were reasonable in light of the generally favorable performance of the Fund compared to its peer universe.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Seafarer Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV, financial statements and Compliance Policies.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Seafarer Fund.

The Trustees considered the background and experience of Seafarer’s management in connection with the Seafarer Fund including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Seafarer Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying Compliance-related materials and further noted that they have received reports on these services and Compliance issues at each regular Board meeting throughout the year related to the services rendered by Seafarer with respect to the Seafarer Fund.

36	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Disclosure Regarding Approval of Fund Advisory Agreement
April 30, 2014 (Unaudited)

Performance: The Trustees reviewed performance information for the Seafarer Fund for the three-month, 1-year and since inception periods ended September 30, 2013. That review included a comparison of the Seafarer Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the Seafarer Fund compared to funds identified by an independent provider of investment company data.

The Adviser’s Profitability: The Trustees received a profitability analysis prepared by Seafarer based on the fees payable under the Advisory Agreement. Although the Fund is not yet profitable to Seafarer, the Trustees considered the statements made by Seafarer regarding its ongoing commitment to the Fund. The Board then reviewed Seafarer’s financial statements in order to analyze the financial condition and stability and profitability of Seafarer.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Seafarer Fund will be passed along to the shareholders under the Investment Advisory Agreement. The Board noted that Seafarer had reduced the net total expenses applicable to the Seafarer Fund through its agreement to waive fees and/or reimburse expenses, and cancelled its Co-Administration and Shareholder Services Agreement pursuant to which it received a separate fee from the Fund.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by Seafarer from its relationship with the Seafarer Fund, including soft dollar arrangements.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Seafarer. In selecting Seafarer and approving the Investment Advisory Agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fees received by Seafarer with respect to the Seafarer Fund, and the net total expenses after Seafarer’s agreement to waive fees and/or reimburse expenses, were generally below that of the median of its peer group;

•	the nature, extent and quality of services rendered by Seafarer under the Investment Advisory Agreement were adequate;
•	the performance of the Seafarer Fund was generally favorable compared with the performance of the funds in the applicable peer universe provided by an independent provider of investment company data;
•

the profit, if any, anticipated to be realized by Seafarer in connection with the operation of the Seafarer Fund is fair to the Trust, bearing in mind Seafarer’s commitment to the Seafarer Fund despite any losses; and

•	the benefits of any material economies of scale or other benefits accruing to Seafarer in connection with its relationship with the Seafarer Fund had been substantially passed through to shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of the Seafarer Fund and its shareholders.

Annual Report | April 30, 2014	37

Seafarer Overseas Growth and Income Fund	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2013:

Dividends Received Deduction	Qualified Dividend Income
0.00%	33.83%

The Fund designates foreign taxes paid in the amount of $121,921 and foreign source income in the amount of $1,333,489 for federal income tax purposes for the year ended April 30, 2014.

Pursuant to section 852(b)(3), the Fund designates $438,351 as a long-term capital gain distribution. This amount includes $116,346 of earnings and profits distributed to shareholders on redemptions.

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

38	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-732-9220.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2014	39

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).

40	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.
*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2014	41

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

42	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | April 30, 2014	43

Seafarer Funds distributed by ALPS Distributors, Inc.

Must be accompanied or preceded by a prospectus.

ANNUAL REPORT (April 30, 2014)

ASPEN PARTNERS

ASPEN MANAGED FUTURES STRATEGY FUND

CLASS A SHARES (MFBPX)
CLASS I SHARES (MFBTX)

Aspen Managed Futures Strategy Fund	Manager Commentary

April 30, 2014 (Unaudited)

Market Conditions

Equity returns masked this year’s tumultuous news environment. The annexation of Crimea by Russia was no doubt the most important event in the period. U.S. weather patterns were also problematic, and severe enough to disrupt normal economic activity. Janet Yellen’s ascension to the Federal Reserve FED chairmanship was also an important driver of markets. Among all this uncertainty, the S&P 500® Total Return Index(1) managed a fifth consecutive quarterly gain – the first time this has happened since 2007.

Emerging markets fell in the first quarter, but we may finally be at an inflection point. After seeing outflows for years, the asset class has finally started seeing some interest from investors. EM equity funds saw the first inflows this year in the week ending April 2, according to fund tracker EPFR Global. Although reduced tension in the Ukraine and rallies in emerging market currencies are likely reasons for the renewed interest, valuations are probably the biggest driver. Owing to the long period of underperformance, it will likely take a month or so of positive flows to confirm a sentiment change in the EM sector.

After a tough 2013 for the asset class, fixed income markets had a surprisingly good first quarter. Bond holders mostly have increased market volatility to thank, as Russians tensions and equity pullbacks in Asia encouraged investors to buy government and corporate debt.

Performance Results

For the twelve-month period ending April 30, 2014, the Class I shares of the Aspen Managed Futures Strategy Fund posted a loss of -1.81%. Per its mandate, the Fund maintained very tight correlation to the Aspen Managed Futures Beta Index. The index uses a combination of trend and counter-trend algorithms to determine exposures to 23 futures markets. In following the index, the Fund can take long or short exposures to each of the eligible markets. A long position in a futures market will profit if the price of the futures contract rises, and a short position will profit if the price of the futures contract falls.

The Newedge CTA Index, a managed futures benchmark, returned -5.2% in the same timeframe. Another benchmark, the Barclay BTOP50 Index(2), returned -4.0%. It is important to note that there are substantive differences between the Fund and these indices in terms of construction. There were no significant changes to the Fund strategy during this period.

Explanation of Fund Performance

May (+0.7%) and June (+0.4%) were both positive performance months for the fund. The fund provided helpful diversification against losses in bonds (in both May and June) and stocks (in June). The fund’s broad diversification was a benefit. If outsized concentrations in previously successful trends had been allowed, they would likely have caused greater losses in these months than other portions of the portfolio could have overcome.

July (-1.1%), August (-1.5%), and September (+0.4%) were all heavily whipsawed months. In each case, the fund had substantial runups that were subsequently given back as the month continued. For example, the fund experienced a 2.0% gain on the low-market-volume “zombie day”(3) of July 5 only to see those gains given back over the next four trading days. Similar patterns occurred repeatedly in the third quarter, resulting in the fund giving back a portion of its gains for the year. Only in September was the end-of-month drawdown insufficient to claw back all of the month’s earlier gains.

October was a quieter month for the fund. Markets handled the government shutdown in a relatively non-volatile fashion, providing little opportunity for trend-followers. Following the end of the shutdown, a relief rally provided strong returns for managed futures managers with heavy concentrations in “risk-on”(4) positions, such as long equity trends. In this case, the fund’s enforced diversification proved unhelpful, as gains in equity trends were insufficient to offset losses elsewhere in the portfolio. Losses for the month (-0.4%) exactly offset the gains from September.

November (+2.1%) and December (+1.8%) were both positive months for the fund, driven in large part by ongoing gains in long equity positions. In November, the fund also benefited from the underlying model’s dynamic integration of trend and counter-trend. The stand-alone counter-trend model was down for the month, but its contribution to fund returns was positive thanks to dynamic integration.

Long-standing, profitable long equity trends suffered drawdowns when risk appetite turned negative in January. This was a major contributor to the fund’s -4.0% return for the month. Reduced exposures contained ongoing losses in February. The majority of that month’s -0.8% return was attributable to whipsawing weak commodity trends, although all asset classes were unprofitable.

The counter-trend model was beneficial in March, driving the fund to a +0.9% return despite small losses overall from trend-following. However, some of the counter-trend gains were given back in April, contributing to a -0.3% loss.

Outlook

After a significant rally in risk assets in 2013, the macroeconomic environment appears more problematic. Our view is primarily based on the way markets respond to new information. It has been shown that good news is more rapidly disseminated than bad news. Most of the good news in the current reporting period has been earnings-related. Through the end of the first quarter 64% of companies in the S&P 500® Total Return Index

Annual Report | April 30, 2014	1

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2014 (Unaudited)

reported earnings above analyst expectations, according to Thomson Reuters. Growing consumer confidence and the Fed’s apparent willingness to extend stimulus added to the positive tone. Broad improvement in the labor market added to the market’s friendly tone.

Our concerns lie in the available inventory of bad news. If there is enough good news to offset the bad, markets will likely rise. But what will happen in a dearth of positive reinforcement?

This is a more likely scenario than during last year. One of the key reasons is earnings revisions, which have lately been overwhelmingly negative. According to Morgan Stanley, the ratio of negative-to-positive guidance was at 4.5:1 during the first quarter. Companies adjust downward in order to clear this lower “hurdle” when actual earnings are released. This parlor trick works because the reaction to the lower expected results is more dramatic (and sudden) than the reaction to the reduced guidance. Recent macro events may shift this equilibrium.

Let’s take the political situation in the Ukraine as an example. Russia’s takeover of Crimea is old news, and the Ukraine only has about 1% of the Gross Domestic Product GDP of the U.S. But the situation could become a catalyst for a series of events that could impact global markets. As the fifth largest grain exporter, any supply disruption in the region could have an impact on prices. Tensions between the U.S. and Russia could lead to flight to quality dollar buying. Troop movements in the area could impact Asian trade, and might tilt Australia into a recession.

China could also become a catalyst. Their economic slowdown has not affected much of the developed world. But if their imports continue dropping (March witnessed an 11% decline), luxury retailers are certain to be pinched. Price declines in raw materials like copper and aluminum, which are mainly due to reduced construction in China, might also impact producers.

As a result of this view, we believe that portfolio diversification should take center stage in client portfolios. Considering the robust valuation of stocks, the introduction of non-equity linked investments seems quite prudent.

Sincerely,

Bryan R. Fisher,

Managing Partner

William Ware Bush,

Partner

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Aspen Partners Ltd. does not accept any liability for losses either direct or consequential caused by the use of this information.

(1)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

Barclay BTOP50 Index is an index of the largest investable CTA programs as measured by assets under management. The index is not actively managed and does not reflect any deduction for fees, expense or taxes. An investor may not invest directly in an index.

(3)	Zombie Day denotes the workday after a Thursday holiday, when companies like to release negative news on the populace.
(4)

During a market sentiment of ‘Risk on,’ the market is optimistic and more willing to take risk in exchange for possibly better returns. At this time there will be a greater interest in shares or stocks and commodities. When the market sentiment is ‘Risk off,’ there is pessimism in the market and it will favor perceived lower risk investments such as U.S. Treasuries or U.S. dollars. http://en.wikipedia.org.

2	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2014 (Unaudited)

Cumulative Total Return Performance as of April 30, 2014

	Calendar		Since
Aspen Managed Futures Strategy Fund	Year-to-Date	1 Year	Inception*
Aspen Managed Futures Strategy Fund - Class A (NAV)(1)	-4.17%	-2.15%	-3.41%
Aspen Managed Futures Strategy Fund - Class A (MOP)(2)	-9.39%	-7.52%	-5.38%
Aspen Managed Futures Strategy Fund - Class I	-4.12%	-1.81%	-3.03%
Newedge CTA Index(3)	-1.81%	-5.22%	-3.16%
Aspen Managed Futures Beta Index(4)	-3.88%	-2.22%	-8.47%
Barclays US Managed Futures Industry Index(5)	-1.24%	-3.85%	-1.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund Inception date of August 2, 2011.
(1)	Net Asset Value (NAV) is the share price without sales charges.
(2)	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%.
(3)

The Newedge CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The Newedge CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(4)

Aspen Managed Futures Beta Index – The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(5)

The Barclays US Managed Futures Industry Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The Barclays US Managed Futures Industry Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the Barclays US Managed Futures Industry Index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

Portfolio Composition as of April 30, 2014 As a percentage of Net Assets

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | April 30, 2014	3

Aspen Managed Futures Strategy Fund	Consolidated Disclosure of Fund Expenses

April 30, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2013 through April 30, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value		During period
	11/1/13	4/30/14	Expense Ratio(a)	11/1/13 - 4/30/14(b)

Class A
Actual	$ 1,000.00	$ 993.50	1.84%	$ 9.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.67	1.84%	$ 9.20
Class I
Actual	$ 1,000.00	$ 994.60	1.32%	$ 6.53
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.25	1.32%	$ 6.61

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

4	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments

April 30, 2014

	Principal Amount/	Value
	Shares	(Note 2)
GOVERNMENT BONDS (34.34%)
U.S. TREASURY NOTES (34.34%)
0.250%, 08/31/2014	$6,745,000	$6,749,613
0.125%, 04/30/2015	5,005,000	5,006,662
0.250%, 08/15/2015	7,000,000	7,007,931
0.250%, 09/30/2015	5,000,000	5,004,295
0.250%, 10/31/2015	5,000,000	5,002,735
0.250%, 11/30/2015	7,013,000	7,013,820
0.250%, 12/31/2015	9,029,000	9,025,822
0.375%, 01/31/2016	6,006,000	6,013,507
0.250%, 02/29/2016	6,019,000	6,010,068
0.375%, 03/31/2016	5,042,000	5,042,197

TOTAL GOVERNMENT BONDS (Cost $61,808,271)		61,876,650

SHORT TERM INVESTMENTS (41.42%)
MONEY MARKET FUND (6.32%)
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 7-day yield, 0.010%	11,382,477	11,382,477

U.S. TREASURY BILLS (35.10%)
0.085%, 05/15/2014(a)	4,250,000	4,249,860
0.039%, 06/19/2014(a)	5,000,000	4,999,736
0.082%, 07/24/2014(a)	5,500,000	5,499,857
0.093%, 08/21/2014(a)	5,500,000	5,499,549
0.119%, 09/18/2014(a)	5,750,000	5,749,385
0.059%, 10/16/2014(a)	4,000,000	3,999,276
0.083%, 11/13/2014(a)	7,500,000	7,498,312
0.096%, 12/11/2014(a)	5,000,000	4,998,485
0.087%, 01/08/2015(a)	4,250,000	4,248,512
0.099%, 02/05/2015(a)	10,000,000	9,994,750
0.073%, 04/02/2015(a)	6,500,000	6,495,145

		63,232,867

TOTAL SHORT TERM INVESTMENTS (Cost $74,604,449)		74,615,344

TOTAL INVESTMENTS (75.76%) (Cost $136,412,720)		$136,491,994

Other Assets In Excess Of Liabilities (24.24%)		43,678,873(b)

NET ASSETS (100.00%)		$180,170,867

(a) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b) Includes cash which is being held as collateral for futures contracts.

Annual Report | April 30, 2014	5

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
April 30, 2014

FUTURES CONTRACTS

At April 30, 2014, the Fund had outstanding futures contracts:

			Expiration	Underlying Face	Unrealized
Description	Position	Contracts	Date	Amount at Value	Appreciation
Commodity Contracts
Copper Future	Short	75	07/30/2014	$(5,676,563)	$20,765
Corn Future	Long	221	07/15/2014	5,734,950	183,698
Silver Future	Short	89	07/30/2014	(8,532,430)	125,321
Soybean Future	Long	113	07/15/2014	8,547,038	207,814
Sugar No. 11 (World) Future	Short	439	07/01/2014	(8,712,570)	118,299
Equity Contracts
Euro STOXX 50® Index Future	Long	334	06/23/2014	14,573,113	197,796
FTSE® 100 Index Future	Long	86	06/23/2014	9,793,121	170,286
Nikkei 225 Index Future	Short	135	06/13/2014	(9,655,875)	62,294
S&P 500® E-Mini Future	Long	154	06/23/2014	14,459,830	90,202
Fixed Income Contracts
Canadian 10 Year Bond Future	Long	75	06/20/2014	8,961,270	7,163
Euro-Bund Future	Long	92	06/09/2014	18,448,502	188,999
Foreign Currency Contracts
Australian Dollar Currency Future	Long	550	06/17/2014	50,968,500	780,489
Euro FX Currency Future	Long	183	06/17/2014	31,727,625	26,864
New Zealand Dollar Currency Future	Long	474	06/17/2014	40,740,300	591,804

				$171,376,811	$2,771,794

			Expiration	Underlying Face	Unrealized
Description	Position	Contracts	Date	Amount at Value	Depreciation
Commodity Contracts
Gold 100 Oz Future	Short	22	06/27/2014	$(2,850,980)	$(24,936)
New York Harbor ULSD Future	Short	46	06/02/2014	(5,657,089)	(160)
WTI Crude Oil Future	Short	30	05/21/2014	(2,992,200)	(104)
Fixed Income Contracts
Long Gilt Future	Long	100	06/27/2014	18,628,014	(1,866)
U.S. 10 Year Treasury Note Future	Short	73	06/20/2014	(9,082,797)	(1,328)
Foreign Currency Contracts
Canadian Dollar Currency Future	Short	116	06/18/2014	(10,586,160)	(225,260)
Japanese Yen Currency Future	Short	418	06/17/2014	(51,178,875)	(278,326)
Swiss Franc Currency Future	Short	286	06/17/2014	(40,644,175)	(21,773)

				$(104,364,262)	$(553,753)

Common Abbreviations:

FTSE - Financial Times and the London Stock Exchange

FX - Foreign

No. - Number

Oz - Ounce

S&P - Standard and Poor’s

ULSD - Ultra Low Sulfur Diesel

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.

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Aspen Managed Futures Strategy Fund	Consolidated Statement of Assets & Liabilities

April 30, 2014

ASSETS:
Investments, at value	$136,491,994
Foreign currency, at value (Cost $393,573)	392,668
Deposit with broker for futures contracts (Note 3)	41,262,845
Receivable for shares sold	73,579
Variation margin receivable	2,771,794
Interest receivable	33,658
Prepaid and other assets	11,756
Total assets	181,038,294

LIABILITIES:
Payable to advisor	110,831
Variation margin payable	553,753
Payable for shares redeemed	61,306
Payable for administration fees	19,516
Payable for distribution and service fees Class A	8,186
Payable for transfer agency fees	16,028
Payable for trustee fees and expenses	1,291
Payable for professional fees	36,117
Payable for chief compliance officer fees	2,756
Payable for principal financial officer fees	416
Payable for licensing fees	36,944
Accrued expenses and other liabilities	20,283
Total liabilities	867,427
NET ASSETS	$180,170,867

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$180,208,123
Accumulated net investment loss	(710,695)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(1,622,971)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	2,296,410
NET ASSETS	$180,170,867

INVESTMENTS, AT COST	$136,412,720

PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$8.97
Net Assets	$12,913,517
Shares of beneficial interest outstanding	1,439,686
Maximum offering price per share (NAV/0.9450), based on maximum sales charge of 5.50% of the offering price	$9.49

Class I:
Net Asset Value, offering and redemption price per share	$9.07
Net Assets	$167,258,098
Shares of beneficial interest outstanding	18,434,938

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2014	7

Aspen Managed Futures Strategy Fund	Consolidated Statement of Operations

For the Year Ended April 30, 2014

INVESTMENT INCOME:
Interest	$153,680
Dividends	1,118
Total Investment Income	154,798

EXPENSES:
Investment advisory fees (Note 6)	1,173,209
Recoupment of previously waived fees (Note 6) Class A	13,338
Administrative fees	224,716
Distribution and service fees Class A	32,962
Transfer agency fees	107,563
Professional fees	48,035
Custodian fees	10,731
Trustee fees and expenses	18,229
Principal financial officer fees	5,000
Chief compliance officer fees	31,763
Licensing fees	338,012
Other	81,081
Total Net Expenses	2,084,639
NET INVESTMENT LOSS	(1,929,841)

Net realized gain on investments	15,799
Net realized loss on futures contracts	(2,967,877)
Net realized gain on foreign currency transactions	26,984
Net change in unrealized appreciation of investments	79,072
Net change in unrealized appreciation on futures contracts	1,479,174
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currency transactions	(842)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,367,690)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,297,531)

See Notes to Consolidated Financial Statements.

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Aspen Managed Futures Strategy Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS:
Net investment loss	$(1,929,841)	$(1,324,600)
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(2,925,094)	5,093,850
Net change in unrealized appreciation on investments, futures contracts and foreign currency translations	1,557,404	1,008,325
Net increase/(decrease) in net assets resulting from operations	(3,297,531)	4,777,575

DISTRIBUTIONS TO SHAREHOLDERS (Note 4):
From net realized gains on investments
Class A	(162,261)	–
Class I	(2,158,924)	–
Net decrease in net assets from distributions	(2,321,185)	–

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	13,615,924	2,819,184
Distributions reinvested	160,468	–
Cost of shares redeemed	(3,784,081)	(830,242)
Redemption fees	7,725	455
Class I
Proceeds from sales of shares	67,455,247	55,964,668
Distributions reinvested	2,022,776	–
Cost of shares redeemed	(17,814,123)	(30,316,921)
Redemption fees	5,843	1,069
Net increase from share transactions	61,669,779	27,638,213

Net increase in net assets	56,051,063	32,415,788

NET ASSETS:
Beginning of period	124,119,804	91,704,016
End of period*	$180,170,867	$124,119,804

*Includes accumulated net investment loss of:	$(710,695)	$(1,112,263)

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,473,235	311,862
Distributions reinvested	17,310	–
Redeemed	(411,560)	(91,293)
Net increase in shares outstanding	1,078,985	220,569

Class I
Sold	7,251,376	6,129,373
Distributions reinvested	216,109	–
Redeemed	(1,932,582)	(3,306,806)

Net increase in shares outstanding	5,534,903	2,822,567

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2014	9

Aspen Managed Futures Strategy Fund – Class A	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)		For the Period August 2, 2011 (Inception) to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.29	$8.95		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.16)	(0.16)		(0.13)
Net realized and unrealized gain/(loss) on investments	(0.05)	0.50		(0.92)
Total from investment operations	(0.21)	0.34		(1.05)
LESS DISTRIBUTIONS:
Distributions from net realized gain on investments	(0.12)	–		–
Total distributions	(0.12)	–		–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01	0.00	(c)	–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.32)	0.34		(1.05)
NET ASSET VALUE, END OF PERIOD	$8.97	$9.29		$8.95

TOTAL RETURN(d)	(2.15%)	3.80%		(10.50%)	(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$12,914	$3,350		$1,254

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.83%	1.80%		2.53%	(f)
Operating expenses including fee waivers/reimbursements	1.83%	1.80%		1.80%	(f)
Net investment loss including fee waivers/reimbursements	(1.72%)	(1.75%)		(1.79%)	(f)

PORTFOLIO TURNOVER RATE	90%	0%		0%	(e)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.

See Notes to Consolidated Financial Statements.

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Aspen Managed Futures Strategy Fund – Class I	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)		For the Period August 2, 2011 (Inception) to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.36	$8.98		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)	(0.11)		(0.11)
Net realized and unrealized gain/(loss) on investments	(0.06)	0.49		(0.91)
Total from investment operations	(0.17)	0.38		(1.02)
LESS DISTRIBUTIONS:
Distributions from net realized gain on investments	(0.12)	–		–
Total distributions	(0.12)	–		–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00	(c)	0.00	(c)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)	0.38		(1.02)
NET ASSET VALUE, END OF PERIOD	$9.07	$9.36		$8.98

TOTAL RETURN	(1.81%)	4.23%		(10.20%	)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$167,258	$120,769		$90,450

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.30%	1.25%		1.75%	(e)
Operating expenses including fee waivers/reimbursements	1.30%	1.25%		1.55%	(e)
Net investment loss including fee waivers/reimbursements	(1.20%)	(1.20%)		(1.54%	)(e)

PORTFOLIO TURNOVER RATE	90%	0%		0%	(d)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2014	11

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements

April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This annual report describes the Aspen Managed Futures Strategy Fund (the “Fund”). The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Aspen Managed Futures Beta Index (the “MFBI” or “Index”). The Aspen Managed Futures Strategy Fund offers Class A and Class I shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Basis of Consolidation for the Aspen Futures Fund, Ltd.

Aspen Futures Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of August 2, 2011, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2014, net assets of the Fund were $180,170,867, of which $28,672,134 or 15.91%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2014

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$61,876,650	$–	$61,876,650
Short Term Investments	11,382,477	63,232,867	–	74,615,344
TOTAL	$11,382,477	$125,109,517	$–	$136,491,994

Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$655,897	$–	$–	$655,897
Equity Contracts	520,578	–	–	520,578
Fixed Income Contracts	196,162	–	–	196,162
Foreign Currency Contracts	1,399,157	–	–	1,399,157
Liabilities:
Futures Contracts
Commodity Contracts	(25,200)	–	–	(25,200)
Fixed Income Contracts	(3,194)	–	–	(3,194)
Foreign Currency Contracts	(525,359)	–	–	(525,359)
TOTAL	$2,218,041	$–	$–	$2,218,041

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2014, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Annual Report | April 30, 2014	13

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2014

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a class of shares of the Fund are charged directly to that share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on distributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gains distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

The Fund uses derivatives (including futures) to pursue its investment objective. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks may include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2014

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

In addition, use of derivatives may increase or decrease exposure to the following risk factors:

•	Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Fixed Income Risk: When the Fund invests in fixed-income securities or derivatives, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

•

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Counterparty credit risk arises when the counterparty will not fulfill its obligations to the Fund. Short sale risk arises from the sale of a security that is not owned, or any sale that is completed by the delivery of a security borrowed.

•

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Futures: The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. The margin requirements are set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risk to the Fund and the Subsidiary is reduced. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report | April 30, 2014	15

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2014

Consolidated Balance Sheet – Fair Value of Derivative Instruments as of April 30, 2014(a):

Derivatives Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Futures Contracts	Variation margin receivable	$2,771,794	Variation margin payable	$553,753

		$2,771,794		$553,753

	Risk Exposure to Fund
	Commodity Contracts	$655,897		$25,200
	Equity Contracts	520,578		–
	Fixed Income Contracts	196,162		3,194
	Foreign Currency Contracts	1,399,157		525,359

		$2,771,794		$553,753

(a)	For open derivative instruments as of April 30, 2014, see the Consolidated Schedule of Investments, which is also indicative of the activity for the year ended April 30, 2014.

Consolidated Statement of Operations – The effect of Derivative Instruments for the year ended April 30, 2014:

Derivatives Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Futures Contracts	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(2,967,877)	$1,479,174

		$(2,967,877)	$1,479,174

	Risk Exposure to Fund
	Commodity Contracts	$(2,618,694)	$1,274,019
	Equity Contracts	(2,584,717)	(667,689)
	Fixed Income Contracts	2,363,028	(588,239)
	Foreign Currency Contracts	(127,494)	1,461,083

		$(2,967,877)	$1,479,174

4. TAX BASIS INFORMATION

Reclassifications: Reclassifications to paid-in capital relate primarily to differing book/tax treatment of net investment losses and income from a controlled foreign corporation. For the year ended April 30, 2014, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Futures Contracts
Aspen Managed Futures Strategy Fund	$(4,775,637)	$2,331,409	$2,444,228

Included in the amounts reclassified was a net operating loss offset to Paid-in-capital of $2,233,662.

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Cost of Investments	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Futures Contracts and Foreign Currencies	Net Appreciation on Investments
Aspen Managed Futures Strategy Fund	$136,412,720	$80,630	$(1,356)	$2,217,136	$2,296,410

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2014

Components of Distributable Earnings: At April 30, 2014, components of distributable earnings were on a tax basis as follows:

Aspen Managed Futures Strategy Fund
Accumulated net capital losses	$(35,626)
Net unrealized appreciation on futures contracts	2,296,410
Other cumulative effect of timing differences	(2,298,040)
Total distributable earnings	$(37,256)

As of April 30, 2014, the Fund elects to defer to the period ending April 30, 2015 late year ordinary losses in the amount of $710,695.

Capital Losses: During the year ended April 30, 2014, the Fund deferred capital losses in the amounts of $33,639 for short-term and $1,987 for long-term.

Tax Basis of Distributions to Shareholders: Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid during the year ending April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$–	$2,321,185

During the year ended April 30, 2013, the Fund did not make any distributions.

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Fund shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The amount of redemption fees received during the period are presented in the Consolidated Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Aspen Partners Ltd. (the “Adviser” or “Aspen”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement, (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.75%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with Aspen, the Subsidiary’s investment adviser and the Fund’s investment adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board.

The Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board.

Pursuant to this agreement, the Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Annual Report | April 30, 2014	17

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2014

For the year ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Aspen Managed Futures Strategy Fund - Class A	$–	$13,338
Aspen Managed Futures Strategy Fund - Class I	$–	$–

As of April 30, 2014, the balances of recoupable expenses for the Fund were as follows:

Fund	Expires 2015		Expires 2016		Expires 2017		Total
Aspen Managed Futures Strategy Fund - Class A	$	–	$	–	$	–	$	–
Aspen Managed Futures Strategy Fund - Class I		–		–		–		–

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund and Subsidiary. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $165,000, subject to a 5% increase per annum, from the first to the last, or projected last, day of the then current year of service under the Administration Agreement; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Subsidiary’s administration fee is based on an annual rate of $45,000.

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing Principal Financial Officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Fund has adopted a plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses. The Plan permits the Fund to use its Class A assets to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. The expenses of the plan are reflected as distribution and service fees in the Consolidated Statement of Operations.

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2014

Effective October 11, 2013, the Fund has adopted a shareholder service plan (a “Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund. Shareholder Services Plan fees are included with distribution and service fees on the Consolidated Statement of Operations.

Index Licensing Services

As of July 1, 2013, the Fund has adopted an Index Licensing Agreement with Quantitative Equity Strategies, LLC (“QES”) and the Adviser, joint owners of the Index, pursuant to which the Fund pays QES a monthly annualized licensing fee of 0.25%, based on the Fund’s average daily net assets for the right to use the Index in connection with the Fund.

7. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of U.S. Government securities (excluding short-term securities) during the year ended April 30, 2014 were as follows:

Aspen Managed Futures Strategy Fund
Cost of Investments Purchased	$90,811,484
Proceeds from Investments Sold	$35,521,801
8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (”ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | April 30, 2014	19

Aspen Managed Futures Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Aspen Managed Futures Strategy Fund and subsidiary (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2014, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and the period from August 2, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aspen Managed Futures Strategy Fund and subsidiary of the Financial Investors Trust, as of April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from August 2, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

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Aspen Managed Futures Strategy Fund	Disclosure Regarding Approval of Fund Advisory Agreement

On March 11, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Aspen Partners, Ltd. (“Aspen”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Aspen, the Trustees, including the Independent Trustees, considered the following factors with respect to the Aspen Managed Futures Strategy Fund (the “Aspen Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Aspen Fund to Aspen of 0.75% of the Aspen Fund’s daily average net assets in light of the extent and quality of the advisory services provided by Aspen to the Aspen Fund.

The Trustees considered the information they received comparing the Aspen Fund’s contractual annual advisory fee and overall net expenses with those of funds in the relevant expense peer group provided by an independent provider of investment company data.

Based on such information, the Trustees determined that the contractual annual advisory fee of 0.75% of the daily average net assets of the Aspen Fund, and the total net expense ratio of 1.95% for Class A shares and 1.48% for Class I shares, were generally lower than the respective peer group median.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Aspen Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Aspen in its presentation, including its Form ADV, financial statements and Compliance Policies and Procedures.

The Trustees reviewed and considered Aspen’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Aspen. The Trustees also reviewed the research and decision-making processes utilized by Aspen, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Aspen Fund.

The Trustees considered the background and experience of Aspen’s management in connection with the Aspen Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Aspen Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying Compliance-related materials and further noted that they have received reports on these services and Compliance issues at each regular Board meeting throughout the year related to the services rendered by Aspen with respect to the Aspen Fund.

Performance: The Trustees reviewed performance information for the Aspen Fund for the three-month and 1-year periods ended December 31, 2013. That review included a comparison of the Aspen Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of fund company data. The Trustees noted the generally favorable performance of the Aspen Fund compared against funds in its peer universe for the 1-year period ended December 31, 2013.

The Adviser’s Profitability: The Trustees received a profitability analysis prepared by Aspen based on the fees payable under the Investment Advisory Agreement. The Board then reviewed Aspen’s financial statements in order to analyze the financial condition and stability and profitability of Aspen.

Economies of Scale: The Trustees considered whether the economies of scale, as described by Aspen, in the provision of services to the Aspen Fund will be passed along to the shareholders under the Investment Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by Aspen from its relationship with the Aspen Fund, including the fact that Aspen does not use soft dollars.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Aspen. In selecting Aspen and approving the Investment Advisory Agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

Annual Report | April 30, 2014	21

Aspen Managed Futures Strategy Fund	Disclosure Regarding Approval of Fund Advisory Agreement

•

the investment advisory fee to be received by Aspen with respect to the Aspen Fund was the lowest of the applicable peer group, and the net total expenses paid by each of the Aspen Fund’s share classes, after Aspen’s agreement to waive fees and/or reimburse expenses, were below the applicable peer group median;

•	the nature, extent and quality of services rendered by Aspen under the Investment Advisory Agreement were adequate;

•	the performance of the Aspen Fund was generally favorable compared with the performance of the funds in the applicable peer universe over the most recent 1-year period;

•	the profit, if any, anticipated to be realized by Aspen in connection with the operation of the Aspen Fund is fair to the Trust; and

•	any material economies of scale or other benefits accruing to Aspen in connection with its relationship with the Aspen Fund were being passed through to Aspen Fund shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Aspen’s compensation for investment advisory services is consistent with the best interests of the Aspen Fund and its shareholders.

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Aspen Managed Futures Strategy Fund	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at

1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-845-9444 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	QDI	DRD
Aspen Managed Futures Strategy Fund	0.00%	0.00%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Aspen Managed Futures Strategy Fund designated $2,321,185 as long-term capital gain distribution.

Annual Report | April 30, 2014	23

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-845-9444.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

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Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Aspen Partners, Ltd. provides investment advisory services (currently none).

Annual Report | April 30, 2014	25

This material must be accompanied or preceded by the prospectus.

WWW.ASPENFUTURESFUND.COM

Stonebridge Small-Cap Growth Fund (SBSGX)

Annual Report

April 30, 2014

Table of Contents

April 30, 2014

Stonebridge Small-Cap Growth Fund	Letter to Shareholders
April 30, 2014 (Unaudited)

May 12, 2014

OVERVIEW

An unusually cold and snowy winter caused major disruptions to economic activity in the first quarter of 2014. Three consecutive months of severe weather impacted consumer demand, job creation, and housing starts and, as a result, a pervasive reduction in overall economic activity ensued. The initial estimate of Gross Domestic Product (GDP) growth for the first quarter arrived at 0.1% - well below any economist’s estimate at the end of December 2013. And, it is likely to be revised down further, most likely into negative territory. This slow domestic economic growth and the political instability in Eastern Europe (Ukraine) have kept returns from the equity markets muted. Now that spring is upon us and strong March retail numbers have been announced, it appears a catch-up to the first quarter’s anemic activity has developed. Hence, GDP in the second quarter of 2014 will likely be very strong.

From a capital markets perspective, the first four months of 2014 have surprised many pundits. As we ended 2013, the vast majority of Wall Street strategists called for much higher interest rates at the long end of the curve. Instead, 10 year and 30 year treasuries have rallied. In Europe, we have seen similar rallies in various government bonds. A continued lack of inflation, globally, and concerns of possible future deflation in Europe have attracted investors back to government bonds. Likewise, some of the best performing equity markets so far this year have been emerging market countries like Turkey and Brazil. Interestingly, it is very unlikely that either country was on any strategist’s top 10 list in December 2013.

Concurrently, the U.S. equity markets may have witnessed an inflection point. There appears to be a shift in the investment trend from momentum-growth companies to high-quality, stable, blue chip companies. For example, the NASDAQ Biotech Index had risen over 20% during the first quarter of 2014, yet was down slightly as of May 9, 2014. Yet, the NYSE Arca Pharmaceutical Index has risen over 9% over the same time period. Further, a few social media stocks have struggled in 2014 (LNKD & TWTR) while some large cap technology companies (AAPL, CSCO, MSFT & ORCL) have achieved strong, positive returns so far in 2014. A shift in focus by investors towards profitable growth and cash generation could be very healthy for the equity markets.

As we mentioned in our last letter to shareholders, we thought the Federal Reserve would begin tapering its third round of quantitative easing. Based upon current trends and recent speeches by Federal Reserve Chair Yellen, it appears that Quantitative Easing 3 (QE3) will indeed terminate by the end of 2014. However, the Federal Reserve has also indicated that they plan to keep the Federal Funds rate low. Given the recent slowdown in homebuilding and mortgage applications, maintaining the current Federal Funds policy seems appropriate for now. Analyzing economic trends outside of the U.S., the European economic recovery has gathered strength and recent Eurozone Purchasing Managers Index (PMI) data shows that the recovery there is broad-based, geographically. While China continues to grow at a respectable pace, in excess of 7%, its economic growth is reaching a mature phase, albeit still pretty fast! China’s government is committed to support continued growth and has already introduced economic stimulus plans to ensure its success. As such, we remain constructive on the equity markets and believe that we may be at the early stages of synchronous movement in global growth.

Annual Report | April 30, 2014	1

Stonebridge Small-Cap Growth Fund	Letter to Shareholders
April 30, 2014 (Unaudited)

The Fund’s investments performed well from an absolute return perspective during the 2014 fiscal year. Our best performing stocks came out of the consumer discretionary sector which on average rose over 44% during the last year. Our financial investments also did well, rising over 26% during the fiscal year despite our hesitancy towards the economic sector. Our third best sector was health care where the stocks on average rose over 18%. On the other hand, our materials stocks performed the worst as result of company specific issues and declining gold prices.

STONEBRIDGE SMALL-CAP GROWTH FUND

For the six months ending April 30, 2014, the Stonebridge Small-Cap Growth Fund rose 2.79% while the Russell 2000® Growth Index returned 1.27% over the same period. During this period, the Fund kept its sector allocations relatively constant with the exception of the increased weighting towards the energy sector. The technology and health care sectors remain key areas of focus for the Fund’s investment strategy, as the investment team continues to identify businesses that have strong growth profiles due to industry-leading innovation. As mentioned in our semi-annual letter to shareholders last November, the Fund increased its exposure to energy stocks and we continue to have a significant overweight position relative to our benchmark, the Russell 2000® Growth Index. So far, this tactical position has performed well since both natural gas prices and crude oil prices have increased since October 31, 2013. The Fund continues to favor industrial companies with advanced technology in niche markets that benefit from long-term secular growth drivers. And while the Fund’s strategy remains cautious on the overall state of consumer spending, it does have investment positions in consumer companies with what we believe are strong growth opportunities and market-leading positions.

Stonebridge Small-Cap Growth Fund (SBSGX) Sector Allocation

as a Percent of Net Assets as of April 30, 2014*

*	These allocations may not reflect the current or future position of the portfolio.

2	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Letter to Shareholders
April 30, 2014 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Small-Cap

Growth Fund (SBSGX) vs. the Russell 2000® Growth Index with Income from April 30, 2004 to April 30, 2014

Average Annual Total Returns for the Years Ended April 30, 2014

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund (SBSGX)	12.20%	13.53%	2.63%
Russell 2000® Growth Index	21.46%	20.50%	8.85%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-800-639-3935.

Effective as of the close of business February 15, 2013, Stonebridge Small-Cap Growth Fund (SBAGX) (the “Acquired Fund”) and Stonebridge Institutional Small-Cap Growth Fund (SBSCX) (the “Acquiring Fund”), each a series of Stonebridge Funds Trust were reorganized into a newly created fund, which is named the Stonebridge Small-Cap Growth Fund (SBSGX) (the “Fund”), under the Financial Investors Trust. The Fund’s performance for periods prior to the close of business February 15, 2013 is that of the Acquiring Fund.

As of the Prospectus dated August 31, 2013, the gross annual expense ratio for the Stonebridge Small-Cap Growth Fund was 3.86%. At April 30, 2014, the Fund’s gross annual expense ratio was 2.25%.

Annual Report | April 30, 2014	3

Stonebridge Small-Cap Growth Fund	Letter to Shareholders
April 30, 2014 (Unaudited)

CONCLUSION

In managing the Fund in accordance with its strategy, we seek to identify strong businesses that we believe exhibit competitive advantages, growing market share, and healthy balance sheets, and that are poised to rapidly grow earnings in excess of market expectations. We are positioning the Fund toward those businesses and economic sectors that we believe contain the best opportunities for future growth and investment returns. Although we are most excited about the outlook for technology, health care and energy companies, we believe that we will continue to find opportunities for the Fund across sectors that can deliver solid performance results for shareholders.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance quoted above represents past performance. Past Performance does not guarantee future results.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Stonebridge Capital Management, Inc. does not accept any liability for losses either direct or consequential caused by the use of this information.

DEFINITIONS:

The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

The NASDAQ Biotechnology Index is a modified market capitalization weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of November 1, 1993. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

4	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Letter to Shareholders
April 30, 2014 (Unaudited)

DEFINITIONS (CONTINUED):

The NYSE Arca Pharmaceutical Index is a capitalization weighted index designed to represent a cross section of widely held, highly capitalized companies involved in various phases of the pharmaceutical industry. The index was developed with a base value of 200 as of July 31, 1991. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

Quantitative easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

Annual Report | April 30, 2014	5

Stonebridge Small-Cap Growth Fund	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2013 and held until April 30, 2014.

Actual Return — The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return — The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

Stonebridge Small-Cap Growth Fund

	Beginning Account Value at 11/01/13	Ending Account Value at 4/30/14(1)	Expense Paid During Period 11/01/13 to 4/30/14(2)
Actual Fund Return	$1,000.00	$1,027.90	$11.01
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,013.93	$10.94

(1)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

6	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments
April 30, 2014

	Shares	Market Value
COMMON STOCKS (99.48%)
CONSUMER DISCRETIONARY - (13.00%)
Advertising Agencies (1.10%)
Constant Contact, Inc.**	8,000	$206,880

Automotive Retail (0.97%)
America’s Car-Mart, Inc.**	5,000	180,700

Consumer Services (2.54%)
Steiner Leisure, Ltd.**	11,000	474,870

Education Services (2.91%)
K12, Inc.**	23,000	544,640

Homebuilding (1.27%)
TRI Pointe Homes, Inc.**	14,750	237,033

Hotel Leisure (2.07%)
Interval Leisure Group, Inc.	15,000	386,550

Household Furnishings (2.14%)
Select Comfort Corp.**	21,750	400,200

TOTAL CONSUMER DISCRETIONARY		2,430,873

CONSUMER STAPLES - (1.81%)
Foods (1.81%)
Chefs’ Warehouse, Inc.**	16,850	338,517

TOTAL CONSUMER STAPLES		338,517

ENERGY - (13.89%)
Exploration & Production (3.78%)
Halcon Resources Corp.**	53,000	292,560
Kodiak Oil & Gas Corp.**	15,000	190,650
Resolute Energy Corp.**	30,000	225,000

		708,210

Offshore Drilling & Other Services (3.84%)
Atwood Oceanics, Inc.**	14,500	718,620

Oil Well Equipment & Services (2.36%)
McDermott International, Inc.**	61,000	441,030

See Notes to Financial Statements.

Annual Report | April 30, 2014	7

Stonebridge Small-Cap Growth Fund	Statement of Investments
April 30, 2014

	Shares	Market Value
ENERGY (continued)
Oilfield Services (1.44%)
Acorn Energy, Inc.**	116,000	$269,120

Shipping (2.47%)
Gulfmark Offshore, Inc. Class A	10,250	461,352

TOTAL ENERGY		2,598,332

FINANCIAL SERVICES - (2.24%)
Financial Data & Systems (2.24%)
Higher One Holdings, Inc.**	70,000	419,300

TOTAL FINANCIAL SERVICES		419,300

HEALTH CARE - (25.72%)
Biotechnology (4.33%)
Endocyte, Inc.**	21,000	380,310
Exact Sciences Corp.**	14,250	171,000
ImmunoGen, Inc.**	20,000	258,800

		810,110

Health Care - Technology (2.88%)
Quality Systems, Inc.	36,500	539,105

Health Care Facilities (1.60%)
VCA Antech, Inc.**	9,750	298,643

Health Care Services (6.59%)
Accretive Health, Inc.**	18,000	144,900
HMS Holdings Corp.**	46,750	755,947
IPC The Hospitalist Co., Inc.**	8,200	332,100

		1,232,947

Medical & Dental Instruments & Supplies (0.88%)
Merit Medical Systems, Inc.**	12,700	163,449

Medical Equipment (9.44%)
Genomic Health, Inc.**	21,500	564,160
Luminex Corp.**	37,500	720,375
Masimo Corp.**	18,000	481,680

		1,766,215

TOTAL HEALTH CARE		4,810,469

See Notes to Financial Statements.

8	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments
April 30, 2014

	Shares	Market Value
INDUSTRIALS - (7.85%)
Business Services (1.81%)
Performant Financial Corp.**	39,000	$339,690

Electronic Components (2.41%)
Polypore International, Inc.**	13,000	450,840

Machinery (2.37%)
Chart Industries, Inc.**	6,500	443,430

Scientific Instruments: Control & Filter (1.26%)
Energy Recovery, Inc.**	46,000	235,060

TOTAL INDUSTRIALS		1,469,020

PRODUCER DURABLES - (10.01%)
Auction Services (0.80%)
Ritchie Bros Auctioneers, Inc.	6,000	150,000

Construction (2.42%)
Aegion Corp.**	7,250	184,802
Great Lakes Dredge & Dock Corp.**	31,000	267,530

		452,332

Engineering & Contracting Services (1.00%)
Mistras Group, Inc.**	8,250	187,358

Machinery: Agricultural (2.06%)
Titan International, Inc.	22,000	385,220

Machinery: Industrial (2.76%)
Woodward, Inc.	11,500	515,545

Truckers (0.97%)
Quality Distribution, Inc.**	14,500	182,265

TOTAL PRODUCER DURABLES		1,872,720

TECHNOLOGY - (24.96%)
Communications Technology (2.05%)
Riverbed Technology, Inc.**	19,750	384,138

See Notes to Financial Statements.

Annual Report | April 30, 2014	9

Stonebridge Small-Cap Growth Fund	Statement of Investments
April 30, 2014

	Shares	Market Value
TECHNOLOGY (continued)
Computer Services Software & Systems (12.97%)
BroadSoft, Inc.**	22,750	$577,395
Jive Software, Inc.**	77,250	577,830
Marin Software, Inc.**	37,500	351,750
PTC, Inc.**	5,000	176,850
ServiceSource International, Inc.**	63,500	396,240
Tangoe, Inc.**	23,000	345,920

		2,425,985

Computer Technology (3.09%)
Fusion-io, Inc.**	67,000	578,210

Electronics (1.82%)
IPG Photonics Corp.**	5,250	339,307

Semiconductors & Components (3.07%)
EZchip Semiconductor, Ltd.**	24,000	574,800

Telecom Equipment (1.96%)
8x8, Inc.**	37,750	366,175

TOTAL TECHNOLOGY		4,668,615

TOTAL COMMON STOCKS (Cost $18,391,701)		18,607,846

MONEY MARKET MUTUAL FUNDS (0.78%)
Fidelity® Institutional Money Market
Government Portfolio - Class I (0.01% 7 Day Yield)	144,806	144,806

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $144,806)		144,806

TOTAL INVESTMENTS (100.26%) (Cost $18,536,507)		$18,752,652
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.26%)		(48,167)

NET ASSETS (100.00%)		$18,704,485

**	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

See Notes to Financial Statements.

10	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments
April 30, 2014

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2014	11

Stonebridge Small-Cap Growth Fund	Statement of Assets and Liabilities
April 30, 2014

ASSETS:
Investments, at value	$18,752,652
Receivable for investments sold	118,516
Prepaid and other assets	7,536

Total assets	18,878,704

LIABILITIES:
Payable for investments purchased	122,383
Advisory fees payable	11,751
Administration and fund accounting fees payable	6,784
Payable for transfer agent fees	8,800
Payable for professional fees	16,826
Payable for trustee fees and expenses	160
Payable for chief compliance officer fees	1,713
Accrued expenses and other liabilities	5,802

Total liabilities	174,219

Net Assets	$18,704,485

COMPOSITION OF NET ASSETS:
Paid-in capital (Note 5)	$17,393,481
Accumulated net realized gain on investments	1,094,859
Net unrealized appreciation in value of investments	216,145

Net Assets	$18,704,485

NET ASSET VALUE PER SHARE:
Net Assets	$18,704,485
Shares outstanding	1,986,117
Net asset value and redemption price per share*	$9.42

Investments, at cost	$18,536,507

*	A charge of 2% is imposed on the redemption proceeds of shares held 30 days or less.

See Notes to Financial Statements.

12	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Operations
For the Year Ended April 30, 2014

INCOME:
Dividends	$31,723
Foreign taxes withheld on dividends	(1,722)

Total Income	30,001

EXPENSES:
Investment advisory fees (Note 6)	143,453
Administration fees	75,173
Transfer agent fees	83,499
Fund accounting fees and expenses	3,280
Custodian fees	4,961
Professional fees	27,776
Printing fees	21,554
Registration fees	13,741
Trustee fees and expenses	734
Chief compliance officer fees	20,047
Proxy voting fees	4,836
Insurance	24,683
Other	6,110

Total Expenses	429,847

Net Investment Loss	(399,846)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	2,637,902
Change in net unrealized depreciation of investments	(82,960)

Net Realized and Unrealized Gain on Investments	2,554,942

Net Increase in Net Assets Resulting From Operations	$2,155,096

See Notes to Financial Statements.

Annual Report | April 30, 2014	13

Stonebridge Small-Cap Growth Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Six Months Ended April 30, 2013	For the Year Ended October 31, 2012

OPERATIONS:
Net investment loss	$(399,846)	$(258,687)	$(448,620)
Net realized gain on investments	2,637,902	1,105,564	1,426,818
Change in net unrealized depreciation of investments	(82,960)	(599,341)	(192,178)

Increase in Net Assets Resulting from Operations	2,155,096	247,536	786,020

DISTRIBUTIONS (Note 3):
From net realized gains	(746,920)	-	-

Total distributions	(746,920)	-	-

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Net increase/(decrease) in shareholder activity derived from beneficial interest transactions, net of redemption fees	(545,370)	4,921,322	(569,776)

NET INCREASE IN NET ASSETS	862,806	5,168,858	216,244

NET ASSETS:
Beginning of period	17,841,679	12,672,821	12,456,577

End of period*	$18,704,485	$17,841,679	$12,672,821

* Includes accumulated net investment loss of:	$–	$(151,799)	$(381,403)

See Notes to Financial Statements.

14	Stonebridge Small-Cap Growth Fund

Page Intentionally Left Blank.

Stonebridge Small-Cap Growth Fund

For a share outstanding through the periods presented

PER SHARE DATA
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net Increase/(Decrease) in Net Asset Value
Net asset value, end of period
Total Return

Ratios & Supplemental Data:
Net assets, end of period (in 000s)
Ratios to average net assets:
Expenses (excluding fee waivers)
Expenses (including fee waivers)
Net investment loss (including fee waivers)

Portfolio Turnover Rate(5)

(1)	The Fund’s fiscal year end changed from October 31st to April 30th. See Note 1.
(2)	Calculated using the average shares method.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16	Stonebridge Small-Cap Growth Fund

Financial Highlights

Year Ended April 30, 2014	Six Months Ended April 30, 2013(1)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009

$8.74	$8.42	$7.90	$7.91	$6.38	$5.35

(0.20)(2)	(0.15)(2)	(0.30)	(0.26)	(0.24)	(0.18)
1.26	0.47	0.82	0.25	1.77	1.21
1.06	0.32	0.52	(0.01)	1.53	1.03

(0.38)	–	–	–	–	–
(0.38)	–	–	–	–	–
0.68	0.32	0.52	(0.01)	1.53	1.03

$9.42	$8.74	$8.42	$7.90	$7.91	$6.38

12.20%	3.80%(3)	6.58%	(0.13)%	23.98%	19.25%

$18,704	$17,842	$12,673	$12,457	$13,492	$11,767

N/A	N/A	N/A	N/A	3.48%	N/A

2.25%	3.86%(4)	3.89%	3.36%	3.40%	3.85%

(2.09)%	(3.52)%(4)	(3.58)%	(2.96)%	(3.19)%	(3.34)%

152%	89%	222%	195%	115%	137%

Annual Report | April 30, 2014	17

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This annual report describes the Stonebridge Small-Cap Growth Fund (prior to the close of business on February 15, 2013 known as the Stonebridge Institutional Small-Cap Growth Fund) (the “Fund”). The Fund seeks long-term capital growth by investing primarily in common stocks of companies that Stonebridge Capital Management, Inc. (the “Adviser”), the investment adviser of the Fund, believes have good prospects for above average earnings growth.

The Fund is a successor to a previously operational fund which was a series of the Stonebridge Funds Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on February 15, 2013. As a result, the Fund’s fiscal year end changed from October 31st to April 30th.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board of Trustees (the “Board”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability,

18	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2014

including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$18,607,846	$–	$ –	$18,607,846
Money Market Mutual Funds	144,806	–	–	144,806
Total	$18,752,652	$–	$ –	$18,752,652

*For detailed Industry descriptions, see the accompanying Statement of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2014, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Annual Report | April 30, 2014	19

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2014

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2014, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to the netting of a net investment loss. These reclassifications were as follows:

Undistributed Net Investment Income	$551,645
Accumulated Net Gain on Investments	(551,645)
Paid-in Capital Gain	0

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross appreciation (excess of value over tax cost)	$1,590,187
Gross depreciation (excess of tax cost over value)	(1,481,578)
Net unrealized appreciation	$108,609

Cost of investments for income tax purposes	$18,644,043

20	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2014

Components of Earnings: As of April 30, 2014, components of distributable earnings were as follows:

Undistributed ordinary income	$962,869
Accumulated captial gains	239,526
Net unrealized appreciation on investments	108,609
Total	$1,311,004

During the year ended April 30, 2014, $141,131 of capital loss carryforwards were utilized by the Fund. As of April 30, 2014, the Fund had no capital loss carryfowards remaining.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Stonebridge Small-Cap Growth Fund	$218,314	$528,606

No distributions were paid during the period ended April 30, 2013 and year ended October 31, 2012.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2014, was as follows:

	Purchases	Sales
Stonebridge Small-Cap Growth Fund	$28,582,843	$30,319,461

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Annual Report | April 30, 2014	21

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2014

Stonebridge Small-Cap Growth Fund

	Year Ended April 30, 2014 Shares	Year Ended April 30, 2014 Amount	Six Months Ended April 30, 2013 Shares	Six Months Ended April 30, 2013 Amount	Year Ended October 31, 2012 Shares	Year Ended October 31, 2012 Amount
Shares sold	11,430	$108,589	5,072	$42,935	83,169	$720,844
Acquisition	–	–	625,439	5,698,600	–	–
Shares issued in reinvestment of dividends	78,468	734,465	–	–	–	–
Total	89,898	843,054	630,511	5,741,535	83,169	720,844
Less shares redeemed, net of redemption fees	(144,715)	(1,388,424)	(94,616)	(820,213)	(154,689)	(1,290,620)
Net Increase/ (Decrease)	(54,817)	$(545,370)	535,895	$4,921,322	(71,520)	$(569,776)

Shares redeemed within 30 days of purchase will incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Net increase/(decrease) in shareholder activity derived from beneficial interest transactions, net of redemption fees” in the Statements of Changes in Net Assets.

For the year ended April 30, 2014, the six months ended April 30, 2013 and the year ended October 31, 2012, the Fund retained redemption fees in the amounts of $0, $0 and $1, respectively.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to the Fund. The advisory agreement has been approved by the Board and shareholders. Pursuant to the advisory agreement with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund.

Fund Adminstrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

22	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2014

Annual Administrative Fee, billed monthly, in the amount of the greater of (a) the annual minimum $75,000 (subject to an annual cost of living increase) or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | April 30, 2014	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Stonebridge Small-Cap Growth Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the year then ended and the period from November 1, 2012 to April 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2012, and the financial highlights for each of the four years in the period ended October 31, 2012 were audited by other auditors whose report, dated December 11, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stonebridge Small-Cap Growth Fund of Financial Investors Trust as of April 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from November 1, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

24	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 800-639-3935 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
Stonebridge Small-Cap Growth Fund	0.00%	0.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stonebridge Small-Cap Growth Fund designated $528,606 as long-term capital gain dividends.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | April 30, 2014	25

Stonebridge Small-Cap Growth Fund	Trustees & Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 800-639-3935.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

26	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Trustees & Officers
April 30, 2014 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Stonebridge Capital Management, Inc. provides investment advisory services (currently none).

Annual Report | April 30, 2014	27

Stonebridge Small-Cap Growth Fund	Trustees & Officers
April 30, 2014 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Michael “Ross” Shell , 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

28	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Trustees & Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Stonebridge Capital Management, Inc. provides investment advisory services (currently none).

Annual Report | April 30, 2014	29

Stonebridge Small-Cap Growth Fund	Trustees & Officers
April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

30	Stonebridge Small-Cap Growth Fund

Page Intentionally Left Blank

This report and its financial statements are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

PATHWAY

ADVISORS FUNDS

ANNUAL

April 30, 2014

Pathway Advisors Conservative Fund	PWCNX
Pathway Advisors Growth and Income Fund	PWGFX
Pathway Advisors Aggressive Growth Fund	PWAGX

Pathway Advisors Funds	Shareholder Letter
April 30, 2014 (Unaudited)

May 15, 2014

Dear Shareholder:

With just a few months short of our two year mark in the Funds, we are continuing to see interest in the Pathway opportunity for investors wanting an alternative to their 401k options. Below is a table of the performance for the year ended April 30, 2014, as well as our annualized performance since the Fund's inception on 7/30/12.

	Year Ended
	April 30, 2014	Since Inception*
Pathway Advisors Conservative Fund	2.53%	5.21%
Pathway Advisors Growth & Income Fund	7.17%	9.66%
Pathway Advisors Aggressive Growth Fund	12.05%	15.67%

*	The Funds’ inception date is July 30, 2012.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may not be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds. com.

Following a very robust equity market in 2013, as measured by the S&P 500, and a falling bond market, as measured by the yield of the 10-year US Treasury bond, 2014 has seen some volatility early in the year as 10-year Treasury yields dropped roughly 40 basis points and as equities dropped nearly 6% in early February. Since then, however, the price of the S&P 500 is now closing in on 1900, while Treasury yields are still near the early February lows at roughly 2.62%. Why the rise in equity prices when the yields have stayed low? Normally, when equities move higher, long-term interest rates also move higher. With the Federal Reserve currently tapering their quantitative easing (QE) of Treasury bonds and mortgage-backed securities, there would naturally be more pressure for yields to move higher. As the economy improves, this would also give rise to the notion that yields should improve. So why have yields declined from the beginning of the year, especially as nearly everyone is saying that yields will and should move higher? We believe the equity and bond markets may be acting this way for a few reasons:

•

We are still in a funk where “bad news = good news.” For example, a poor economic report may put pressure on yields to move down (bond prices up) and equity prices to move higher due to the expectation that the Federal Reserve will wait longer to raise interest rates (due to weaker economic data), thereby prolonging quantitative easing, low interest rates and the removal of the “punch bowl” for some investors in risky assets. We don’t believe that this can persist for too long.

•

Yields are low due to macro-economic concerns (e.g. crisis in Ukraine, Russia) and equity investors have viewed this as a less significant risk than bond investors. Either bond yields will move up or equity prices will move down, depending on how serious things turn out to be from an economic standpoint as well as from an investor sentiment standpoint.

Annual Report | April 30, 2014	1

Pathway Advisors Funds	Shareholder Letter
April 30, 2014 (Unaudited)

•	Foreign central banks are increasingly purchasing Treasury bonds for the purposes of increasing their US dollar denominated currency reserves. This, too, will not likely persist for very long.

We likewise acknowledge that, definitively, no one knows exactly why bond yields and equity prices have moved how they have. What concerns us, however, is if the bond markets are pricing in low inflation and low expected economic growth while the equity markets are looking for higher earnings and revenue growth and sustained high profit margins to justify the current expansion of the price/earnings multiple. In other words, the bond markets may be looking more at the near term and the equity markets may be looking further into the future, especially for growth to justify the current returns. Have we just been borrowing against future equity returns?? The most bullish investors may claim that current price multiples based on forward earnings are about average and since QE is still in effect, there is little reason to be concerned about valuations. Large investors in Netflix, Yelp, and Tesla Motors (each down more than 20% since March) might sheepishly tell us that current or trailing earnings are also important and that valuations do, in fact, matter. When we look at earnings over the last 10 years that provide some normalizing of the business cycles and compare that with current prices (Shiller P/E or Cyclically Adjusted P/E), we are concerned that equity returns over the next 10 years quite possibly could be in the low single digits, based on current price levels. This price/multiple is currently at 25.2x, comfortably above the long-term average (17.6 going back to 1926).

Because of these and other equity valuation concerns, as well as concerns with regard to the macro-economic growth and margin expansion backdrop, we continue to remain underweight in equities in each of our funds relative to our blended benchmarks. Within fixed income, we continue to weigh the benefits and risks of duration and credit exposures. For duration, we are cognizant that, over the long-term, rates will likely move higher. We also know that we currently have a steep yield curve and that any hikes in interest rates will likely affect short-term rates more than long-term rates. We believe the yield curve is likely to flatten than to shift upwards across all maturities. We also know of the advantages of holding duration in portfolios that contains equities as high quality bonds may act as partial imperfect hedge against equity risk. For credit, we know that yields on high yield bonds are near all-time lows and that spreads between high yield bonds and Treasury bonds are very narrow right now (3.42%). We are cautious about having too much exposure in high yield because of this, but we understand that as long as good fundamentals (low default rates, improving cash flows) and “technicals” (demand, issuance) are in place, spreads can stay low for a long period of time. We are doubtful, however, that spreads can compress much beyond what they already have done and this translates into more “coupon clipping” returns than returns that include capital appreciation from spread compression. With spreads so low, we will continue to be vigilant in monitoring the credit-related asset classes.

In the first quarter, we introduced the Osterweis Strategic Income fund into each fund. This fund, while highly correlated to high yield bond returns, has a lower beta (0.43) to high yield and has a much lower duration (2.0) than the duration of the Barclays US Aggregate Bond index (5.2). The managers of this fund have also been able to keep total risk or standard deviation low (3.21%) and very close to that of the Barclays US Aggregate (2.83%), which is significantly lower than the Credit Suisse HY index (7.18%). The introduction of this position replaced our indexed high yield bond exposure and also reduced some of our intermediate-term bond exposure. We also added Putnam Capital Spectrum to the Aggressive Growth fund and reduced T. Rowe Price Capital Appreciation during the first quarter. This was largely due to the potential diversification benefit that may be

2	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Shareholder Letter
April 30, 2014 (Unaudited)

acheived by adding this fund, as well as due to the success that the manager has been able to achieve as it relates to downside risk. We continue to own Putnam Capital Spectrum in the Growth & Income and Conservative funds.

We continue to emphasize the importance for investors to be invested in the strategy that fits with their objectives and risk tolerance, regardless of the ebbs and flows and overall noise of the markets. We also categorically defend the principles and long-term benefit that can be had through proper diversification and asset allocation. While 2013 may have been a year to do well by not diversifying, we believe this would be the exception and not the rule. We are grateful for the trust that you have placed with us and we take our fiduciary responsibility to the funds very seriously. We sincerely wish each of you much success with your financial goals, hopes, and dreams.

Sincerely,

David Schauer

Chief Investment Officer

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Hanson McClain Strategic Advisors, Inc. does not accept any liability for losses either direct or consequential caused by the use of this information.

The Pathway Aggressive Growth Fund invests in underlying funds that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments, exposes an underlying fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

The Pathway Growth and Income Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular underlying fund’s share price. An underlying fund may decline in value even when the values of stocks or bonds in general are rising. An underlying fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by an underlying fund (and indirectly, by the Fund) are likely to decrease.

The Pathway Conservative Fund invests in underlying funds that invest long or short in fixed-income securities subjects the Fund to additional risks that include credit risk, interest risk, maturity risk, investment-grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may not be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

The Pathway Advisors Funds are distributed by ALPS Distributors, Inc.

Annual Report | April 30, 2014	3

Pathway Advisors Funds	Shareholder Letter
April 30, 2014 (Unaudited)

Hanson McClain, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% (1.98% prior to October 1, 2013) of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

Diversification does not assure a profit or protect against a loss.

Definitions:

Basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Cyclically adjusted P/E, commonly known as CAPE or Shiller P/E, is a valuation measure usually applied to broad equity markets. It is defined as price divided by the average of ten years of earnings (Moving average), adjusted for inflation.

Beta is a measure of a stock’s volatility in relation to the market.

Downside risk is the probability that an asset will fall in price. It is also the measure of the possible loss from that decline.

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Pathway Advisors Conservative Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return for the period ended April 30, 2014

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Conservative Fund	2.51%	2.53%	5.21%
S&P 500® Total Return Index[1]	2.56%	20.44%	21.82%
Barclays Capital U.S. Aggregate Bond Index[2]	2.70%	-0.26%	0.63%
Russell 2000® Index[3]	-2.80%	20.50%	24.04%

* Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds. com.

[1]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation- Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

Annual Report | April 30, 2014	5

Pathway Advisors Conservative Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 for the period ended April 30, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/14. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

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Pathway Advisors Conservative Fund	Performance Update
April 30, 2014 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
DoubleLine Total Return Bond Fund - Class I	17.58%
Vanguard® Wellesley Income Fund - Class Admiral	11.90%
PIMCO Total Return Fund - Institutional Class	9.81%
Vanguard® Wellington Fund - Class Admiral	8.94%
Metropolitan West Total Return Bond Fund - Class I	8.84%
Osterweis Strategic Income Fund - Class I	7.83%
Vanguard® Total Stock Market ETF	6.91%
Templeton Global Bond Fund - Advisor Class	5.93%
Loomis Sayles Bond Fund - Institutional Class	5.93%
Vanguard® REIT ETF	3.08%
Top Ten Holdings	86.75%

Portfolio Allocation (as a % of Net Assets)*

* Holdings are subject to change. Table and chart presents indicative values only.

Annual Report | April 30, 2014	7

Pathway Advisors Growth and Income Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return for the period ended April 30, 2014

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Growth and Income Fund	2.58%	7.17%	9.65%
S&P 500 Total Return Index[1]	2.56%	20.44%	21.82%
Barclays Capital U.S. Aggregate Bond Index[2]	2.70%	-0.26%	0.63%
Russell 2000® Index[3]	-2.80%	20.50%	24.04%

* Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds. com.

[1]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation- Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

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Pathway Advisors Growth and Income Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 for the period ended April 30, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/14. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Annual Report | April 30, 2014	9

Pathway Advisors Growth and Income Fund	Performance Update
April 30, 2014 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
SPDR® S&P 500® ETF Trust	17.07%
DoubleLine Total Return Bond Fund - Class I	16.83%
Vanguard® Wellington Fund - Class Admiral	10.01%
T. Rowe Price Capital Appreciation Fund	8.98%
iShares® Dow Jones International Select Dividend Index Fund	8.09%
PIMCO Total Return Fund - Institutional Class	7.96%
Vanguard® Large-Cap ETF	5.02%
iShares® Dow Jones Select Dividend Index Fund	5.01%
Osterweis Strategic Income Fund - Class I	4.97%
Putnam Capital Spectrum Fund - Class Y	3.99%
Top Ten Holdings	87.93%

Portfolio Allocation (as a % of Net Assets)*

* Holdings are subject to change. Table and chart presents indicative values only.

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Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return for the period ended April 30, 2014

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Aggressive Growth Fund	2.02%	12.05%	15.66%
MSCI EAFE® Index[1]	2.12%	13.35%	21.84%
S&P 500 Total Return Index[2]	2.56%	20.44%	21.82%
Russell 2000® Index[3]	-2.80%	20.50%	24.04%

* Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds. com.

[1]

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of Developed Market countries. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

[2]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Annual Report | April 30, 2014	11

Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 for the period ended April 30, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/14. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

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Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2014 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
iShares® Dow Jones International Select Dividend Index Fund	17.30%
SPDR® S&P 500® ETF Trust	15.03%
Vanguard® Total Stock Market ETF	13.98%
DoubleLine Total Return Bond Fund - Class I	9.95%
Mairs & Power Growth Fund - Investor Class	7.96%
Akre Focus Fund - Institutional Class	7.93%
Osterweis Strategic Income Fund - Class I	4.99%
Principal MidCap Fund - Institutional Class	4.98%
Putnam Capital Spectrum Fund - Class Y	4.91%
Vanguard® FTSE Emerging Markets ETF	4.09%
Top Ten Holdings	91.12%

Portfolio Allocation (as a % of Net Assets)*

* Holdings are subject to change. Table and chart presents indicative values only.

Annual Report | April 30, 2014	13

Pathway Advisors Funds	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2013 through April 30, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

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Pathway Advisors Funds	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

				EXPENSES PAID
	BEGINNING	ENDING		DURING PERIOD
	ACCOUNT VALUE	ACCOUNT VALUE	EXPENSE	11/01/13-
	11/01/13	04/30/14	RATIO(a)	04/30/14(b)
Pathway Advisors Conservative Fund
Actual	$ 1,000.00	$ 1,028.30	1.88%	$ 9.45
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,015.47	1.88%	$ 9.39

Pathway Advisors Growth and Income Fund
Actual	$ 1,000.00	$ 1,041.90	1.88%	$ 9.52
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,015.47	1.88%	$ 9.39

Pathway Advisors Aggressive Growth Fund
Actual	$ 1,000.00	$ 1,044.50	1.88%	$ 9.53
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,015.47	1.88%	$ 9.39

(a)	Annualized, based on the Funds’ most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2014	15

Pathway Advisors Conservative Fund	Portfolio of Investments
April 30, 2014

			Value
Description		Shares	(Note 2)
EXCHANGE TRADED FUNDS (15.08%)
iShares® Dow Jones International Select Dividend Index Fund		4,173	$ 166,711
Vanguard® FTSE Emerging Markets ETF		2,662	108,982
Vanguard® REIT ETF		2,293	167,251
Vanguard® Total Stock Market ETF		3,843	374,809

TOTAL EXCHANGE TRADED FUNDS (Cost $747,270)			817,753

OPEN-END MUTUAL FUNDS (82.62%)
DoubleLine Total Return Bond Fund - Class I		87,247	953,607
Loomis Sayles Bond Fund - Institutional Class		20,655	321,805
Metropolitan West Total Return Bond Fund - Class I		44,633	479,359
Osterweis Strategic Income Fund - Class I		35,328	424,646
PIMCO Real Return Fund - Institutional Class		14,170	160,547
PIMCO Total Return Fund - Institutional Class		49,071	531,930
Putnam Capital Spectrum Fund - Class Y		4,302	156,242
Templeton Global Bond Fund - Advisor Class		24,661	321,822
Vanguard® Wellesley Income Fund - Class Admiral		10,415	645,388
Vanguard® Wellington Fund - Class Admiral		7,195	484,827

TOTAL OPEN-END MUTUAL FUNDS (Cost $4,413,082)			4,480,173

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (2.51%)
Dreyfus Cash Management, Institutional Shares	0.030%	136,289	136,289

TOTAL SHORT TERM INVESTMENTS (Cost $136,289)			136,289

TOTAL INVESTMENTS (100.21%) (Cost $5,296,641)			$ 5,434,215

Liabilities in Excess of Other Assets (-0.21%)			(11,192)
NET ASSETS (100.00%)			$ 5,423,023

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and Stock Exchange.

PIMCO - Pacific Investment Management Company, LLC.

REIT - Real Estate Investment Trust.

Holdings are subject to change.

See Notes to Financial Statements.

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Pathway Advisors Growth and Income Fund	Portfolio of Investments
April 30, 2014

Description		Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (39.19%)
iShares® Dow Jones International Select Dividend Index Fund		82,201	$ 3,283,930
iShares® Dow Jones Select Dividend Index Fund		27,159	2,032,580
SPDR® S&P 500® ETF Trust		36,775	6,929,513
Vanguard® FTSE Emerging Markets ETF		19,767	809,261
Vanguard® Large-Cap ETF		23,553	2,036,863
WisdomTree® Emerging Markets SmallCap Dividend Fund		17,273	813,040

TOTAL EXCHANGE TRADED FUNDS (Cost $14,481,871)			15,905,187

OPEN-END MUTUAL FUNDS (59.69%)
DoubleLine Total Return Bond Fund - Class I		625,075	6,832,065
Metropolitan West Total Return Bond Fund - Class I		112,672	1,210,094
Osterweis Strategic Income Fund - Class I		167,772	2,016,624
PIMCO Real Return Fund - Institutional Class		142,281	1,612,047
PIMCO Total Return Fund - Institutional Class		297,959	3,229,873
Putnam Capital Spectrum Fund - Class Y		44,571	1,618,806
T. Rowe Price Capital Appreciation Fund		137,174	3,644,701
Vanguard® Wellington Fund - Class Admiral		60,322	4,064,515

TOTAL OPEN-END MUTUAL FUNDS (Cost $23,789,104)			24,228,725

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (1.77%)
Dreyfus Cash Management, Institutional Shares	0.030%	719,520	719,520

TOTAL SHORT TERM INVESTMENTS (Cost $719,520)			719,520

TOTAL INVESTMENTS (100.65%) (Cost $38,990,495)			$ 40,853,432

Liabilities in Excess of Other Assets (-0.65%)			(265,165)
NET ASSETS (100.00%)			$ 40,588,267

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and Stock Exchange.

PIMCO - Pacific Investment Management Company, LLC.

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depository Receipts.

Holdings are subject to change.

See Notes to Financial Statements.

Annual Report | April 30, 2014	17

Pathway Advisors Aggressive Growth Fund	Portfolio of Investments
April 30, 2014

Description		Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (54.41%)
iShares® Dow Jones International Select Dividend Index Fund		71,991	$ 2,876,040
SPDR® S&P 500® ETF Trust		13,258	2,498,205
Vanguard® FTSE Emerging Markets ETF		16,602	679,686
Vanguard® Total Stock Market ETF		23,822	2,323,360
WisdomTree® Emerging Markets SmallCap Dividend Fund		14,182	667,547

TOTAL EXCHANGE TRADED FUNDS (Cost $8,300,729)			9,044,838

OPEN-END MUTUAL FUNDS (44.71%)
Akre Focus Fund - Institutional Class		62,847	1,318,536
DoubleLine Total Return Bond Fund - Class I		151,306	1,653,776
Mairs & Power Growth Fund - Investor Class		11,822	1,322,858
Osterweis Strategic Income Fund - Class I		68,974	829,069
Principal MidCap Fund - Institutional Class		40,430	828,009
Putnam Capital Spectrum Fund - Class Y		22,490	816,822
T. Rowe Price Capital Appreciation Fund		24,970	663,452

TOTAL OPEN-END MUTUAL FUNDS (Cost $7,163,658)			7,432,522

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.91%)
Dreyfus Cash Management, Institutional Shares	0.030%	151,137	151,137

TOTAL SHORT TERM INVESTMENTS (Cost $151,137)			151,137

TOTAL INVESTMENTS (100.03%) (Cost $15,615,524)			$ 16,628,497

Liabilities in Excess of Other Assets (-0.03%)			(4,690)
NET ASSETS (100.00%)			$ 16,623,807

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and Stock Exchange.

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depository Receipts.

Holdings are subject to change.

See Notes to Financial Statements.

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Pathway Advisors Funds	Statements of Assets and Liabilities
April 30, 2014

	PATHWAY	PATHWAY	PATHWAY
	ADVISORS	ADVISORS	ADVISORS
	CONSERVATIVE	GROWTH AND	AGGRESSIVE
	FUND	INCOME FUND	GROWTH FUND
ASSETS
Investments, at value	$ 5,434,215	$ 40,853,432	$ 16,628,497
Receivable for shares sold	–	44,511	29,601
Receivable due from advisor	2,194	–	–
Dividends receivable	6,076	37,673	6,871
Other assets	4,170	4,597	4,296
Total assets	5,446,655	40,940,213	16,669,265
LIABILITIES
Investment advisory fees payable	–	15,473	4,799
Distributions and service fees payable	4,423	33,867	13,575
Payable for investments purchased	–	260,221	–
Payable for trustee fees and expenses	40	300	127
Payable for chief compliance officer fees	345	2,125	957
Payable for principal financial officer fees	92	569	255
Payable for administration fees	2,128	14,954	6,370
Payable for transfer agency fees	2,825	4,904	3,815
Payable for professional fees	12,195	12,481	12,239
Payable for custody fees	885	1,314	885
Payable for reports to shareholders	87	618	249
Accrued expenses and other liabilities	612	5,120	2,187
Total liabilities	23,632	351,946	45,458
NET ASSETS	$ 5,423,023	$ 40,588,267	$ 16,623,807

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$ 5,258,708	$ 38,524,218	$ 15,526,670
Accumulated net investment income	16,518	31,911	–
Accumulated net realized gain on investments	10,223	169,201	84,164
Net unrealized appreciation on investments	137,574	1,862,937	1,012,973
NET ASSETS	$ 5,423,023	$ 40,588,267	$ 16,623,807

INVESTMENTS, AT COST	$ 5,296,641	$ 38,990,495	$ 15,615,524

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$ 10.61	$11.52	$ 12.65
Net Assets	$ 5,423,023	$ 40,588,267	$ 16,623,807
Shares of beneficial interest outstanding
(unlimited number of shares, no par value common stock authorized)	510,894	3,524,222	1,314,394

See Notes to Financial Statements.

Annual Report | April 30, 2014	19

Pathway Advisors Funds	Statements of Operations
For the Year Ended April 30, 2014

	PATHWAY	PATHWAY	PATHWAY
	ADVISORS	ADVISORS	ADVISORS
	CONSERVATIVE	GROWTH AND	AGGRESSIVE
	FUND	INCOME FUND	GROWTH FUND
INVESTMENT INCOME
Dividends from other investment companies	$ 115,866	$ 763,634	$ 262,825
Total investment income	115,866	763,634	262,825

EXPENSES
Investment advisory fees (Note 6)	33,315	241,670	95,718
Administration fees	26,635	169,025	65,051
Transfer agency fees	30,137	42,489	34,558
Distribution and service fees	14,010	101,769	39,821
Professional fees	13,705	16,783	14,490
Custody fees	5,130	7,788	5,156
Reports to shareholders	616	5,182	1,825
Trustee fees and expenses	143	1,001	397
Registration/filing fees	15,302	19,615	16,807
Chief compliance officer fees	4,029	26,167	9,979
Principal financial officer fees	1,013	6,579	2,510
Offering costs	13,790	13,674	13,674
Other	3,283	7,961	2,690
Total expenses before waivers	161,108	659,703	302,676
Less fees waived/reimbursed by investment advisor (Note 6)	(97,471)	(199,873)	(120,826)
Total net expenses	63,637	459,830	181,850
NET INVESTMENT INCOME	52,229	303,804	80,975

Net realized gain/(loss) on investments	(9,884)	(56,031)	40,254
Net realized capital gain distributions from other investment companies	26,283	230,232	73,997
Net change in unrealized appreciation on investments	113,990	1,779,420	944,050
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	130,389	1,953,621	1,058,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 182,618	$ 2,257,425	$ 1,139,276

See Notes to Financial Statements.

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Pathway Advisors Conservative Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)
OPERATIONS
Net investment income	$52,229	$5,904
Net realized gain/(loss) on investments	(9,884)	2,117
Net realized capital gain distributions from other investment companies	26,283	1,489
Net change in unrealized appreciation on investments	113,990	23,584
Net increase in net assets resulting from operations	182,618	33,094
DISTRIBUTIONS (NOTE 3)
Net investment income	(43,119)	(3,846)
Net realized gains on investments	(9,256)	(526)
Net decrease in net assets from distributions	(52,375)	(4,372)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	4,685,131	1,332,626
Dividends reinvested	52,374	4,372
Shares redeemed	(808,445)	(2,000)
Net increase in net assets derived from beneficial interest transactions	3,929,060	1,334,998
Net increase in Net Assets	4,059,303	1,363,720
NET ASSETS:
Beginning of period	1,363,720	–
End of period*	$5,423,023	$1,363,720

* Includes accumulated net investment income of:	$16,518	$3,953

(a)	The Fund commenced operations on July 31, 2012.

See Notes to Financial Statements.

Annual Report | April 30, 2014	21

Pathway Advisors Growth and Income Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)
OPERATIONS
Net investment income	$303,804	$3,547
Net realized gain/(loss) on investments	(56,031)	2,331
Net realized capital gain distributions from other investment companies	230,232	1,553
Net change in unrealized appreciation on investments	1,779,420	83,517
Net increase in net assets resulting from operations	2,257,425	90,948
DISTRIBUTIONS (NOTE 3)
Net investment income	(262,518)	(3,542)
Net realized gains on investments	(27,907)	(860)
Net decrease in net assets from distributions	(290,425)	(4,402)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	36,950,034	5,015,665
Dividends reinvested	290,424	4,402
Shares redeemed	(3,725,804)	–
Net increase in net assets derived from beneficial interest transactions	33,514,654	5,020,067
Net increase in Net Assets	35,481,654	5,106,613
NET ASSETS:
Beginning of period	5,106,613	–
End of period*	$40,588,267	$5,106,613

* Includes accumulated net investment income of:	$31,911	$2,793

(a)	The Fund commenced operations on July 31, 2012.

See Notes to Financial Statements.

22	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)
OPERATIONS
Net investment income	$80,975	$1,544
Net realized gain on investments	40,254	10,945
Net realized capital gain distributions from other investment companies	73,997	1,722
Net change in unrealized appreciation on investments	944,050	68,923
Net increase in net assets resulting from operations	1,139,276	83,134
DISTRIBUTIONS (NOTE 3)
Net investment income	(92,205)	(3,440)
Net realized gains on investments	(35,419)	(1,039)
Net decrease in net assets from distributions	(127,624)	(4,479)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	15,021,195	1,601,209
Dividends reinvested	127,625	4,479
Shares redeemed	(1,115,620)	(105,388)
Net increase in net assets derived from beneficial interest transactions	14,033,200	1,500,300
Net increase in Net Assets	15,044,852	1,578,955
NET ASSETS:
Beginning of period	1,578,955	–
End of period*	$16,623,807	$1,578,955

* Includes accumulated net investment income of:	$0	$210

(a)	The Fund commenced operations on July 31, 2012.

See Notes to Financial Statements.

Annual Report | April 30, 2014	23

Pathway Advisors Conservative Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.51	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.16	0.14
Net realized and unrealized gain on investments	0.10	0.52

Total from Investment Operations	0.26	0.66

LESS DISTRIBUTIONS
Net investment income	(0.13)	(0.13)
Net realized gain on investments	(0.03)	(0.02)

Total Distributions	(0.16)	(0.15)

NET INCREASE IN NET ASSET VALUE	0.10	0.51

NET ASSET VALUE, END OF PERIOD	$10.61	$10.51

TOTAL RETURN(c)	2.53%	6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$5,423	$1,364
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	4.84%	49.62%(e)(f)
Operating expenses including reimbursement/waiver(d)	1.91%(g)	1.98%(e)(f)
Net investment income including reimbursement/waiver(d)	1.57%	1.83%(e)
PORTFOLIO TURNOVER RATE	38%	18%(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

24	www.pathwayadvisorsfunds.com

Pathway Advisors Growth and Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.85	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.14	0.05
Net realized and unrealized gain on investments	0.63	0.91

Total from Investment Operations	0.77	0.96

LESS DISTRIBUTIONS
Net investment income	(0.09)	(0.09)
Net realized gain on investments	(0.01)	(0.02)

Total Distributions	(0.10)	(0.11)

NET INCREASE IN NET ASSET VALUE	0.67	0.85

NET ASSET VALUE, END OF PERIOD	$11.52	$10.85

TOTAL RETURN(c)	7.17%	9.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$40,588	$5,107
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	2.73%	33.89%(e)(f)
Operating expenses including reimbursement/waiver(d)	1.90%(g)	1.98%(e)(f)
Net investment income including reimbursement/waiver(d)	1.26%	0.64%(e)
PORTFOLIO TURNOVER RATE	11%	5%(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2014	25

Pathway Advisors Aggressive Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$11.40	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.10	0.03
Net realized and unrealized gain on investments	1.27	1.47

Total from Investment Operations	1.37	1.50

LESS DISTRIBUTIONS
Net investment income	(0.09)	(0.08)
Net realized gain on investments	(0.03)	(0.02)

Total Distributions	(0.12)	(0.10)

NET INCREASE IN NET ASSET VALUE	1.25	1.40

NET ASSET VALUE, END OF PERIOD	$12.65	$11.40

TOTAL RETURN(c)	12.05%	15.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$16,624	$1,579
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	3.16%	44.74%(e)(f)
Operating expenses including reimbursement/waiver(d)	1.90%(g)	1.98%(e)(f)
Net investment income including reimbursement/waiver(d)	0.85%	0.39%(e)
PORTFOLIO TURNOVER RATE	18%	31%(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

26	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust has 30 registered funds. This annual report describes Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund (individually a “Fund” and collectively, the “Funds”). The Funds’ inception date was July 30, 2012 and operations commenced on July 31, 2012. The Pathway Advisors Conservative Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Pathway Advisors Growth and Income Fund seeks total return through growth of capital and income. The Pathway Advisors Aggressive Growth Fund seeks total return through a primary emphasis on growth with a secondary emphasis on income.

Principal Investment Strategies of each Fund: Each Fund is structured as a fund-of-funds and under normal circumstances, the Funds pursue their objectives by investing primarily in managed portfolios of other open-end investment companies registered under the 1940 Act, that represent a variety of asset classes and investment styles. The Funds may also invest in closed-end funds and exchange-traded funds, which provide exposure to hedging or alternative strategies. Collectively, the investment companies in which the Funds may invest are referred to as “underlying funds”.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be

Annual Report | April 30, 2014	27

Pathway Advisors Funds	Notes to Financial Statement
April 30, 2014

determined using quotations received from one or more broker-dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2014:

Pathway Advisors Conservative Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$817,753	$–	$–	$817,753
Open-End Mutual Funds	4,480,173	–	–	4,480,173
Short Term Investments	136,289	–	–	136,289
Total	$5,434,215	$–	$–	$5,434,215

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

Pathway Advisors Growth and Income Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$15,905,187	$–	$–	$15,905,187
Open-End Mutual Funds	24,228,725	–	–	24,228,725
Short Term Investments	719,520	–	–	719,520
Total	$40,853,432	$–	$–	$40,853,432

Pathway Advisors Aggressive Growth Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$9,044,838	$–	$–	$9,044,838
Open-End Mutual Funds	7,432,522	–	–	7,432,522
Short Term Investments	151,137	–	–	151,137
Total	$16,628,497	$–	$–	$16,628,497

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2014, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each Fund.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. As of April 30, 2014, all offering costs have been fully amortized by the Funds.

Annual Report | April 30, 2014	29

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year, so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to non-deductible expenses and book-tax distribution differences. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Pathway Advisors Conservative Fund	$(3,455)	$3,455	$–
Pathway Advisors Growth and Income Fund	(7,715)	(12,168)	19,883
Pathway Advisors Aggressive Growth Fund	(4,724)	11,020	(6,296)

Tax Basis of Investments: As of April 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Pathway Advisors Conservative Fund	$131,035	$(19,784)	$111,251	$5,322,964

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Pathway Advisors Growth and Income Fund	1,931,212	(127,976)	1,803,236	39,050,196
Pathway Advisors Aggressive Growth Fund	1,033,775	(34,003)	999,772	15,628,725

Components of Earnings: As of April 30, 2014, components of distributable earnings were as follows:

	Pathway Advisors Conservative Fund	Pathway Advisors Growth and Income Fund	Pathway Advisors Aggressive Growth Fund
Undistributed ordinary income	$26,745	$31,911	$12,629
Accumulated capital gain	26,319	228,902	84,736
Net unrealized appreciation on investments	111,251	1,803,236	999,772
Total distributable earnings	$164,315	$2,064,049	$1,097,137

Capital Losses: As of April 30, 2014, the Funds have no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
Pathway Advisors Conservative Fund	$44,742	$7,633
Pathway Advisors Growth and Income Fund	283,872	6,553
Pathway Advisors Aggressive Growth Fund	125,902	1,722

The tax character of distributions paid by the Funds for the period ended April 30, 2013, were as follows:

	Ordinary Income	Long-Term Capital Gain
Pathway Advisors Conservative Fund	$4,372	$–
Pathway Advisors Growth and Income Fund	4,402	–
Pathway Advisors Aggressive Growth Fund	4,479	–

Annual Report | April 30, 2014	31

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

4. SECURITIES TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) during the year ended April 30, 2014, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Pathway Advisors Conservative Fund	$5,343,954	$1,231,943
Pathway Advisors Growth and Income Fund	36,898,203	2,647,776
Pathway Advisors Aggressive Growth Fund	15,677,835	1,685,607

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Transactions in shares of capital stock:

Pathway Advisors Conservative Fund

	For the Year Ended April 30, 2014	For the period July 31, 2012 (Commencement of Operations) to April 30, 2013
Common Shares Outstanding - Beginning of Period	129,714	–
Common Shares Sold	453,941	129,476
Common Shares Issued as Reinvestment of Dividends	5,060	432
Common Shares Redeemed	(77,821)	(194)
Common Shares Outstanding - End of Period	510,894	129,714

Pathway Advisors Growth and Income Fund

	For the Year Ended April 30, 2014	For the period July 31, 2012 (Commencement of Operations) to April 30, 2013
Common Shares Outstanding - Beginning of Period	470,791	–
Common Shares Sold	3,359,753	470,359
Common Shares Issued as Reinvestment of Dividends	25,908	432
Common Shares Redeemed	(332,230)	–
Common Shares Outstanding - End of Period	3,524,222	470,791

32	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

Pathway Advisors Aggressive Growth Fund

	For the Year Ended April 30, 2014	For the period July 31, 2012 (Commencement of Operations) to April 30, 2013
Common Shares Outstanding - Beginning of Period	138,460	–
Common Shares Sold	1,256,587	147,706
Common Shares Issued as Reinvestment of Dividends	10,317	432
Common Shares Redeemed	(90,970)	(9,678)
Common Shares Outstanding - End of Period	1,314,394	138,460

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

Hanson McClain, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.00% of the average daily net assets for each Fund.

Prior to October 1, 2013, the Adviser had agreed contractually to limit the amount of each Fund’s total annual expenses to 1.98% of each Fund’s average daily net assets. Effective October 1, 2013, the Adviser has agreed contractually to limit the amount of each Fund’s total annual expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% of each Fund’s average daily net assets. This amended agreement is in effect through August 31, 2015. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the relevant agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Funds’ Board.

For the year ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser	Total
Pathway Advisors Conservative Fund	$97,471	$–	$97,471
Pathway Advisors Growth and Income Fund	199,873	–	199,873
Pathway Advisors Aggressive Growth Fund	120,826	–	120,826

Annual Report | April 30, 2014	33

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

As of April 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2016	Expires 2017	Total
Pathway Advisors Conservative Fund	$153,925	$97,471	$251,396
Pathway Advisors Growth and Income Fund	176,190	199,873	376,063
Pathway Advisors Aggressive Growth Fund	167,248	120,826	288,074

Fund Administratore Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Annual Administrative Fee, billed monthly in total and allocated to each Fund, in the amount of the greater of (a) the annual minimum for all Funds of $245,000 in year 1 of operations and $260,000 in year 2 and forward (subject to an annual cost of living increase) or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500 Million	0.05%
$500M-$1 Billion	0.03%
Above $1 Billion	0.02%

The Administrator is also reimbursed by the Funds for certain out of pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of

34	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2014

shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. Prior to October 1, 2013, the Plans permitted each Fund to make total payments at an annual rate of up to 0.35% of each Fund’s average daily net assets. Subsequently to October 1, 2013, the Plans permit each Fund to make total payments at an annual rate of up to 0.25% of each Funds’ average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its shares. Under the Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of shares of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included within “Distribution and service fees” on the Statement of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable laws. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | April 30, 2014	35

Pathway Advisors Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund, and Pathway Advisors Aggressive Growth Fund, three of the portfolios constituting Financial Investors Trust (the “Funds”), as of April 30, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from July 31, 2012 (commencement of operations) to April 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund, and Pathway Advisors Aggressive Growth Fund as of April 30, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period from July 31, 2012 (commencement of operations) to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

36	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll- free) 888-288-1121 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2013:

	Dividends Received Deduction	Qualified Dividend Income
Pathway Advisors Conservative Fund	–	31.94%
Pathway Advisors Growth and Income Fund	35.34%	69.15%
Pathway Advisors Aggressive Growth Fund	22.96%	80.53%

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund, and Pathway Advisors Aggressive Fund designated $7,633, $6,553, and $1,722, respectively, as long-term capital gain dividends.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | April 30, 2014	37

Pathway Advisors Fund	Trustees & Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 888-288-1121.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Hanson McClain, Inc. provides investment advisory services (currently none).

38	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Trustees & Officers
April 30, 2014 (Unaudited)

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Annual Report | April 30, 2014	39

Pathway Advisors Fund	Trustees & Officers
April 30, 2014 (Unaudited)

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Michael “Ross” Shell , 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Hanson McClain, Inc. provides investment advisory services (currently none).

40	www.pathwayadvisorsfunds.com

Pathway Advisors Fund	Trustees & Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year Born	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30

Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global

Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2014	41

Pathway Advisors Fund	Trustees & Officers
April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

42	www.pathwayadvisorsfunds.com

Page Intentionally Left Blank

VULCAN
VALUE
PARTNERS

ANNUAL

April 30, 2014

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS SMALL CAP FUND

www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2014 (Unaudited)

PORTFOLIO REVIEW

April 30, 2014

General

We are pleased with the results we enjoyed during the period ended April 30, 2014. We are gratified that the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund received a 5-Star Overall Morningstar Rating™. (As of April 30, 2014 out of 1,482 Large Growth, and 606 Small Blend Funds, derived from a weighted average of the Fund’s three-, five– and ten– year (if applicable) Morningstar metrics, which are based on risk-adjusted return performance.)1

However, the summary of the first four months of 2014 is that the market rewarded businesses that we had no desire owning and punished the outstanding businesses that we were happy to own as long-term investors. Our businesses continued to compound their intrinsic values and their prices fell. As a result, we improved our margin of safety and mitigated risk in the portfolios. The cost was poor short-term performance. It is a cost we have paid in the past (2007) and will happily pay again in order to improve the opportunity for attractive long-term risk adjusted returns.

As we have often said we place no weight on short-term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that negatively impact short-term performance when we think we can improve our long-term returns and lower risk. We encourage you to place more weight on our longer-term historical results and a great deal of weight on our long-term prospects.

We are more concerned with risk than we are with returns. We seek to mitigate risk by limiting our investments to what we believe are extremely high quality companies whose estimated values are inherently stable. We further aim to mitigate risk by demanding a discount to those stable values. When prices fall and estimated values rise, as occurred during the first four months of 2014, our margin of safety improves and risk is mitigated.

Our preference is to mitigate risk by lowering our weighted average price to value ratios and thereby improving our portfolios’ margin of safety. When larger discounts are not available, we hold smaller positions in the deepest discounts we can find. That is, we will acknowledge reality and hold smaller stakes in admittedly less discounted companies. As a result we will lower risk through increased diversification. In either case, we are managing risk.

Recently, we became more diversified as we sold more fully valued companies and redeployed capital into companies with larger discounts than those we sold. The deepest discounts available to us today are not as great as they have been in recent years as markets have recovered from the financial crisis. Consequently, we took smaller position sizes, which also mitigated risk through greater diversification. This process was more pronounced in Small Cap than in Large Cap.

So, what has been working recently that we are glad we did not own? Utilities were one of the best performing groups among both large caps and small caps. We are not aware of a single utility that would qualify for investment at Vulcan Value Partners. In our opinion, the outlook for the industry going forward is relatively poor with stagnant demand, high leverage, and record high

Annual Report | April 30, 2014	1

Shareholder Letter

April 30, 2014 (Unaudited)

valuations. Financials, driven by commercial banks and investment banks, did well while our financials declined. We do not like commercial banks or investment banks because their values are inherently unstable. Instead, we bought what we believe are three new outstanding financials (one in Large Cap and two in Small Cap) as they were declining in price, which hurt our short term returns. Energy did well. We are not aware of any energy companies we would like to own at today’s prices and there are very few we would like to own at any price! Lastly, many of the top performing names were biotechs with negative free cash flow and “new technology” companies with what we regard as absurd valuations, negative free cash flow, and largely unproven business models. Obviously, we have no interest in either. We prefer to own deeply discounted, dominant businesses with strong balance sheets that produce ample amounts of free cash flow. If their prices continue to decline and their estimated values continue to grow as we expect they will, we will keep buying more, even if it continues to hurt our short-term performance.

As we write our letters, we always feel like we are “preaching to the choir.” We are extremely fortunate to be in partnership with intelligent, long term investors. You make our jobs easier and much more enjoyable. We could not execute our investment philosophy as effectively if we worked for a different kind of client base. We are grateful for you and take our fiduciary duty to you very seriously. We are pleased that we were able to mitigate risk and improve our prospective long-term returns during the first quarter.

In the discussion that follows, we generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

Vulcan Value Partners Large Cap Review2

There were five material contributors to performance during the period; Apple, Oracle, Dover, Mastercard and Bank of New York Mellon. There were no material detractors to performance during the period. We have increased our weight in Apple as it stock price declined and it became one of our largest positions. Since that time, Apple large amounts of free cash flow, allocated capital brilliantly, introduced a number of well received products, and expanded its already formidable global distribution reach. Oracle and Mastercard have continued to produce solid results in line with or above our expectations and have continued to use their large free cash flow streams to repurchase stock at attractive prices.

We bought nine new positions and sold five positions during the period.

Recent purchases included UK based Aberdeen Asset Management, Verizon Communications, Wellpoint, eBay and Marriott International. Aberdeen Asset Management became attractive to us due to fears that declines in emerging markets would adversely impact its short-term results since it invests a portion of its clients’ assets in emerging markets. Verizon Communications’ estimated value has compounded steadily while its stock price has declined. We believe Verizon has the best cellular network in the U.S. and recently gained full control of Verizon Wireless from Vodaphone. Wellpoint’s stock price stagnated over the last twelve months due to concerns about the Affordable Care Act impacting its short-term results. Meanwhile, its estimated value has grown steadily. We owned eBay several years ago and hoped that we would have a chance to own it again. EBay’s estimated value has grown steadily since we sold it. During 2013, its stock price was relatively flat as its estimated value continued to compound at high double-digit rates. We sold companies at our estimate of fair value and reallocated capital into eBay at an estimated discount.

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2014 (Unaudited)

Since we owned it last, the company has become more competitively entrenched and broadened its revenue stream in its original Marketplaces business. Paypal, owned by eBay, has grown very rapidly and has become the dominant on-line payments provider. We are big fans of CEO John Donohoe, who took over from the very capable Meg Whitman. We also purchased Marriott International. Marriott has long pursued the asset-light hotel franchise and management model that other hotel companies (two of whom we own) have more recently emulated. The company has leading hotel brands and global reach. Its management team, led by Bill Marriott, has tremendous depth. Similar to eBay, Marriott’s value has compounded steadily and its stock price has not kept pace.

Recent sales include United Technologies, Google and CME. We sold United Technologies at a price very close to our estimate of fair value. United Technologies was an outstanding investment for us with both its price and estimated value compounding at double digit rates while we held it. We like the company, but at our estimate of fair value there is no margin of safety and our investment discipline requires us to sell. We redeployed capital into what we believe are businesses with larger margins of safety and mitigated risk in the portfolio as a result. We sold our last share of Google north of $1,000. In 2010, when the stock was trading at $531.64 (4/26/10 Closing Price) BusinessWeek wrote an article about Vulcan Value Partners entitled, “Google, a Value Play? Really? Vulcan Value Partners’ new funds scout for quality companies trading at double-digit discounts.” Value investors can own companies that grow. We just demand that they be cheap as well. We held Google for more than five years. During that time its value grew steadily and its stock price doubled. Although Google was a great investment for us and we think its value will continue to compound nicely, its price has risen to our estimate of fair value so that there is no longer a margin of safety available to us. No matter how much we like a company, we will not hold anything that does not have a margin of safety. We have used the proceeds from selling Google to buy more companies with greater estimated discounts and larger margins of safety. The larger the margin of safety, the greater the weight in our portfolios. We sold CME Group for the exact same reason. CME Group was an excellent investment for us, but it rose to our estimate of fair value so we reallocated capital into more companies with greater estimated discounts to mitigate risk by improving our margin of safety.

Vulcan Value Partners Small Cap Review2

We had a great deal of activity during the period as we mitigated risk by lowering our weighted average price to value ratio and through greater diversification. There were four material contributors to performance and two material detractors to performance during the period. Neustar was our largest detractor with a loss of 41.3%. We have owned Neustar for over two years and it has been a good investment for us until 2014. In fact, we sold some of our position and reduced its weight in 2013 as its price rose faster than its estimated value last year. Neustar has three main businesses. Its largest business segment manages all phone number portability in the U.S. and has done so successfully since the mid-1990’s. Its contract with the Federal Communications Commission (FCC) is up for renewal and the timing of announcing the winner has been delayed, fueling speculation that Neustar has lost the contract. We have always valued the contract at a discount to their other businesses, but thought that the risk of losing the contract was extremely low. Without the contract, Neustar is trading at our estimate of the value of its remaining businesses. We will follow our investment discipline with regard to Neustar and with all of our investments.

Annual Report | April 30, 2014	3

Shareholder Letter

April 30, 2014 (Unaudited)

We bought 24 new positions and sold 16 positions during the period

Recent new purchases include Knowles Corp., GenPact, U.S. Ecology and SAI Global. Knowles was spun out of Dover Corp., which we own in our Large Cap program. Several years ago GenPact was spun out of GE, which we do not own but follow in our Large Cap program. These purchases are examples of how both programs support and reinforce each other. U.S. Ecology manages and disposes hazardous waste and SAI Global helps companies manage compliance systems.

Recent sales include John Wiley, Newmarket Corp., Perkin-Elmer, Omnicell, Global Payments, Nordson, and OpenText . All were sold at or near our estimate of fair value and no longer had a sufficient margin of safety.

We closed the Small Cap Fund to new investors during the period. You, as an existing Small Cap Fund client, can continue to invest in the Small Cap Fund, but it is closed to new investors. We closed Small Cap because we wanted to remain small enough to be able to buy and sell stakes in our companies without liquidity constraints. We are long-term investors, but we like the liquidity that public markets provide us because we can reallocate capital rapidly when opportunities present themselves. Growing too large relative to the size of the companies in which we invest in Small Cap would reduce the effectiveness of this tool to us and ultimately impede our ability to continue to execute our strategy. We would make more money if we remained open. However as fiduciaries, we have a duty to put our clients first, even if it is not in our best interests. We take fiduciary duty seriously. In fact, the first Vulcan Value Partners value is “serve others before self.” Moreover, as investors in our strategies who are required to invest exclusively in our strategies, we want to be able to compound capital at above-average rates over our very long-term time horizon. We will close any strategy when we believe further growth would reduce our ability to perform.

Closing

With prices down and estimated values up, we are feeling better about our long-term prospects today than we were at the end of our last letter. We added to the building blocks, but we paid for it with poor short-term performance. We will continue to execute our investment philosophy regardless of short-term impacts to our portfolios. We would not be able to do so without outstanding clients who provide stable capital and allow us to make intelligent investment decisions based upon our five year time horizon. We are grateful for you and are working hard to continue to earn your confidence in us.

Thank you for the confidence you have placed in us.

C.T. Fitzpatrick

Chief Executive Officer

4	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2014 (Unaudited)

[1]

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics, as of April 30, 2014. Morningstar Rating is for the retail share class only; other classes may have different performance characteristics. © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Vulcan Value Partners (VVPLX) was rated 5 Stars out of 1482 for the 3-year period against Large Growth Funds. Vulcan Value Partners (VVPSX) was rated 5 Stars out of 606 for the 3-year period against Small Blend Funds. All information in this report is as of the date shown in the upper right hand corner unless otherwise indicated.

²	Please see page 6 and 9 for 1 year and inception to date returns for the Vulcan Value Partners Fund and Vulcan Value Small Cap Fund, respectively.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated intrinsic value of those shares.

Free Cash Flow is a measure of how much a business generates after accounting for capital expenditures. It is calculated as operating cash flow less capital expenditures.

Price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value. Fair or intrinsic value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Vulcan Value Partners, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Diversification does not assure a profit or protect against loss.

The primary and secondary benchmark indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2014	5

Fund Overview

April 30, 2014 (Unaudited)

VULCAN VALUE PARTNERS FUND

Average Annual Total Returns (as of 4/30/14)

			Since	Expense Ratios
	1 Year	3 Year	Inception*	Total	Net**
Vulcan Value Partners Fund	22.84%	18.22%	16.47%	1.18%	1.18%
S&P 500® Total Return Index***	20.44%	13.83%	15.00%
Russell 1000® Value Index***	20.90%	14.16%	15.41%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less that 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of the Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for the fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2014. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.25% of the Fund’s average daily net assets if within three years after the expenses were incurred.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

6	www.vulcanvaluepartners.com

Fund Overview

April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2014)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)†

†	Chart presents indicative values only.

Annual Report | April 30, 2014	7

Disclosure of Fund Expenses

April 30, 2014 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2013 and held until April 30, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Vulcan Value Partners Fund

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expense Ratio(a)	Expenses Paid During period 11/1/13 - 4/30/14(b)

Actual	$1,000.00	$1,072.50	1.09%	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	1.09%	$5.46

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2014 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Average Annual Total Returns (as of 4/30/14)

			Since	Expense Ratios
	1 Year	3 Year	Inception*	Total	Net**
Vulcan Value Partners Small Cap Fund	16.11%	15.53%	19.68%	1.35%	1.26%
Russell 2000® Value Index***	19.61%	11.16%	14.92%
Russell 2000® Index***	20.50%	10.74%	15.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2014. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.25% of the Fund’s average daily net assets if within three years after the expenses were incurred.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2014	9

Fund Overview

April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2014)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)†

†	Chart presents indicative values only.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2014 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2013 and held until April 30, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expense Ratio(a)	Expenses Paid During period 11/1/13 - 4/30/14(b)

Actual	$ 1,000.00	$ 1,042.00	1.25%	$ 6.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2014	11

Statement of Investments	Vulcan Value Partners Fund
April 30, 2014

	Shares	Value (Note 2)
COMMON STOCKS (88.23%)
Communications (19.57%)
Internet (4.70%)	842,981	$43,691,705

eBay, Inc.(a)

Media (8.34%)
Discovery Communications, Inc., Class C(a)	414,245	29,051,002
Time Warner, Inc.	403,600	26,823,256
Walt Disney Co.	273,494	21,699,014

		77,573,272

Telecommunications (6.53%)
Cisco Systems, Inc.	1,423,615	32,899,743
Verizon Communications, Inc.	595,936	27,848,089

		60,747,832

TOTAL COMMUNICATIONS		182,012,809

Consumer, Cyclical (9.53%)
Apparel (0.92%)
LVMH Moet Hennessy Louis Vuitton, SA	43,522	8,567,741

Lodging (8.61%)
Intercontinental Hotels Group PLC, ADR	680,370	23,418,349
Marriott International, Inc., Class A	328,261	19,016,160
Starwood Hotels & Resorts Worldwide, Inc.	491,234	37,653,086

		80,087,595

TOTAL CONSUMER, CYCLICAL		88,655,336

Consumer, Non-cyclical (13.43%)
Beverages (0.99%)
Coca-Cola Co.	226,202	9,226,779

Commercial Services (3.86%)
Mastercard, Inc., Class A	487,768	35,875,336

Food (3.10%)
Unilever NV, New York Registry Shares	672,291	28,787,501

Healthcare-Services (4.23%)
WellPoint, Inc.	390,394	39,304,868

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments
April 30, 2014

	Shares	Value (Note 2)
Consumer, Non-cyclical (continued)
Pharmaceuticals (1.25%)
Express Scripts Holding Co.(a)	174,865	$11,642,512

TOTAL CONSUMER, NON-CYCLICAL		124,836,996

Financial (28.93%)
Banks (2.77%)
Bank of New York Mellon Corp.	760,559	25,760,134

Diversified Financial Services (18.75%)
Aberdeen Asset Management PLC	7,270,863	54,022,512
Franklin Resources, Inc.	835,746	43,751,303
NASDAQ OMX Group, Inc.	938,489	34,630,244
Visa, Inc., Class A	206,772	41,894,075

		174,298,134

Insurance (7.41%)
Chubb Corp.	298,574	27,492,694
Everest Re Group, Ltd.	262,211	41,437,204

		68,929,898

TOTAL FINANCIAL		268,988,166

Industrial (3.59%)
Miscellaneous Manufacturing (3.59%)
Dover Corp.	281,394	24,312,442
Parker Hannifin Corp.	71,102	9,021,422

		33,333,864

TOTAL INDUSTRIAL		33,333,864

Technology (13.18%)
Computers (3.96%)
Apple, Inc.	62,464	36,859,382

Semiconductors (2.88%)
QUALCOMM, Inc.	339,926	26,755,575

Software (6.34%)
Check Point Software Technologies, Ltd.(a)	190,531	12,205,416

Annual Report | April 30, 2014	13

Statement of Investments	Vulcan Value Partners Fund
April 30, 2014

		Shares	Value (Note 2)
Technology (continued)
Software (continued)
Oracle Corp.		1,142,775	$46,716,642
			58,922,058

TOTAL TECHNOLOGY			122,537,015

TOTAL COMMON STOCKS (Cost $667,487,882)			820,364,186

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.45%)
Money Market Fund (4.45%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.010%	41,401,158	41,401,158
TOTAL SHORT TERM INVESTMENTS (Cost $41,401,158)			41,401,158

TOTAL INVESTMENTS (92.68%) (Cost $708,889,040)			$861,765,344

Other Assets In Excess Of Liabilities (7.32%)			68,063,710

NET ASSETS (100.00%)			$929,829,054

(a)	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
April 30, 2014

	Shares	Value (Note 2)
COMMON STOCKS (92.99%)
Basic Materials (2.12%)
Chemicals (2.12%)
Albemarle Corp.	104,160	$6,982,886
KMG Chemicals, Inc.	998,503	15,586,632
		22,569,518

TOTAL BASIC MATERIALS		22,569,518

Communications (11.73%)
Internet (7.41%)
Conversant, Inc.(a)	3,231,513	78,978,178

Media (2.37%)
SAI Global Ltd.	6,403,263	25,333,728

Telecommunications (1.95%)
Knowles Corp.(a)	338,338	9,449,780
NeuStar, Inc., Class A(a)	441,540	11,356,409
		20,806,189

TOTAL COMMUNICATIONS		125,118,095

Consumer, Cyclical (4.27%)
Retail (4.27%)
Nu Skin Enterprises, Inc., Class A	523,011	45,501,957

TOTAL CONSUMER, CYCLICAL		45,501,957

Consumer, Non-cyclical (16.79%)
Commercial Services (13.94%)
Chemed Corp.	296,368	24,678,563
Genpact Ltd.(a)	963,757	16,248,943
Heartland Payment Systems, Inc.	531,322	21,752,322
Insperity, Inc.	1,449,264	46,463,404
Live Nation Entertainment, Inc.(a)	498,944	10,417,951
Navigant Consulting, Inc.(a)	468,665	7,873,572
Universal Technical Institute, Inc.	1,762,705	21,170,087
		148,604,842

Annual Report | April 30, 2014	15

Statement of Investments	Vulcan Value Partners Small Cap Fund
April 30, 2014

	Shares	Value (Note 2)
Consumer, Non-cyclical (continued)
Household Products/Wares (2.85%)
Tupperware Brands Corp.	358,281	$30,421,640

TOTAL CONSUMER, NON-CYCLICAL		179,026,482

Financial (31.70%)
Diversified Financial Services (15.55%)
Ashmore Group PLC	9,724,097	57,534,760
Eaton Vance Corp.	1,123,237	40,515,159
NASDAQ OMX Group, Inc.	1,086,395	40,087,975
Virtus Investment Partners, Inc.(a)	149,543	27,663,960
		165,801,854

Insurance (16.15%)
Everest Re Group, Ltd.	320,650	50,672,320
Montpelier Re Holdings, Ltd.	1,007,456	30,808,004
Navigators Group, Inc.(a)	760,221	43,309,790
ProAssurance Corp.	684,706	31,099,347
Safety Insurance Group, Inc.	304,387	16,348,626
		172,238,087

TOTAL FINANCIAL		338,039,941

Industrial (14.40%)
Aerospace/Defense (3.05%)
Curtiss-Wright Corp.	508,160	32,491,750

Electrical Components & Equipment (1.61%)
EnerSys, Inc.	253,633	17,140,518

Electronics (4.38%)
Ituran Location and Control, Ltd.	1,126,128	27,049,594
Woodward, Inc.	438,600	19,662,438
		46,712,032

Machinery-Diversified (1.96%)
Lindsay Corp.	236,874	20,875,706

Miscellaneous Manufacturing (1.41%)
Donaldson Co., Inc.	358,266	15,079,416

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
April 30, 2014

		Shares	Value (Note 2)
Industrial (continued)
Transportation (1.99%)
Forward Air Corp.		481,203	$21,283,609

TOTAL INDUSTRIAL			153,583,031

Technology (11.98%)
Semiconductors (3.24%)
Rovi Corp.(a)		1,549,257	34,532,939

Software (8.74%)
ACI Worldwide, Inc.(a)		800,561	45,752,061
Fair Isaac Corp.		492,206	28,154,183
MSCI, Inc.(a)		475,315	19,269,270
			93,175,514

TOTAL TECHNOLOGY			127,708,453

TOTAL COMMON STOCKS (Cost $921,209,779)			991,547,477

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (8.16%)
Money Market Fund (8.16%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.010%	86,991,683	86,991,683

TOTAL SHORT TERM INVESTMENTS (Cost $86,991,683)			86,991,683

TOTAL INVESTMENTS (101.15%) (Cost $1,008,201,462)			$1,078,539,160

Liabilities In Excess Of Other Assets (-1.15%)			(12,292,897)

NET ASSETS (100.00%)			$1,066,246,263

(a)	Non-Income Producing Security.

Annual Report | April 30, 2014	17

Statement of Investments	Vulcan Value Partners Small Cap Fund
April 30, 2014

Common Abbreviations:

Ltd. - Limited.

PLC - Public Limited Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

April 30, 2014

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$861,765,344	$1,078,539,160
Receivable for investments sold	78,822,280	3,549,501
Receivable for shares sold	274,541	533,735
Dividends receivable	750,192	257,660
Other assets	18,824	19,182
Total assets	941,631,181	1,082,899,238

LIABILITIES:
Payable for investments purchased	10,696,849	13,771,231
Payable for shares redeemed	191,877	1,704,040
Payable to adviser	748,496	902,899
Payable for administration fees	22,708	26,605
Payable for transfer agency fees	18,198	93,270
Payable for professional fees	18,512	18,487
Payable for trustee fees and expenses	6,982	8,611
Accrued expenses and other liabilities	98,505	127,832
Total liabilities	11,802,127	16,652,975

NET ASSETS	$929,829,054	$1,066,246,263

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$745,031,465	$960,388,403
Accumulated net investment income	1,352,320	0
Accumulated net realized gain on investments	30,568,965	35,520,162
Net unrealized appreciation in value of investments	152,876,304	70,337,698
NET ASSETS	$929,829,054	$1,066,246,263

INVESTMENTS, AT COST	$708,889,040	$1,008,201,462

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$18.20	$18.74
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	51,095,142	56,885,580

See Accompanying Notes to Financial Statements.
Annual Report | April 30, 2014	19

Statements of Operations

For the Year Ended April 30, 2014

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$13,264,814	$9,163,782
Foreign taxes withheld	(223,117)	(328,890)
Total investment income	13,041,697	8,834,892

EXPENSES:
Investment advisory fees (Note 6)	6,915,036	8,469,912
Administrative fees	237,221	250,811
Transfer agency fees	112,250	563,658
Professional fees	33,199	33,947
Custodian fees	81,136	72,008
Trustee fees and expenses	26,743	30,126
Other	128,374	186,188
Total expenses before waiver	7,533,959	9,606,650
Less fees waived/reimbursed by investment adviser (Note 6)	–	(400,224)
Total net expenses	7,533,959	9,206,426
NET INVESTMENT INCOME/(LOSS)	5,507,738	(371,534)

Net realized gain on investments	45,055,933	59,572,270
Net realized gain on foreign currency transactions	1,721	11,313
Net change in unrealized appreciation of investments	84,723,466	29,817,231
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	129,781,120	89,400,814
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,288,858	$89,029,280

See Accompanying Notes to Financial Statements.
20	www.vulcanvaluepartners.com

Statements of Changes in Net Assets

	Vulcan Value Partners Fund

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS:
Net investment income	$5,507,738	$3,290,462
Net realized gain on investments and foreign currency transactions	45,057,654	16,601,840
Net change in unrealized appreciation on investments	84,723,466	46,424,045
Net increase in net assets resulting from operations	135,288,858	66,316,347

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(4,575,383)	(2,967,613)
From net realized gains on investments	(18,524,637)	(2,972,698)
Net decrease in net assets from distributions	(23,100,020)	(5,940,311)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	410,644,045	346,215,896
Issued to shareholders in reinvestment of distributions	19,326,050	5,574,795
Cost of shares redeemed, net of redemption fees	(59,627,069)	(89,956,685)
Net increase from share transactions	370,343,026	261,834,006

Net increase in net assets	482,531,864	322,210,042

NET ASSETS:
Beginning of year	447,297,190	125,087,148
End of year*	$929,829,054	$447,297,190

*Includes accumulated net investment income of:	$1,352,320	$418,244

See Accompanying Notes to Financial Statements.
Annual Report | April 30, 2014	21

Statements of Changes in Net Assets

	Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS:
Net investment income/(loss)	$(371,534)	$347,998
Net realized gain on investments	59,583,583	15,172,626
Net change in unrealized appreciation on investments	29,817,231	35,892,359
Net increase in net assets resulting from operations	89,029,280	51,412,983

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	–	(764,307)
From net realized gains on investments	(37,145,114)	(1,181,796)
Net decrease in net assets from distributions	(37,145,114)	(1,946,103)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	753,029,272	355,116,824
Issued to shareholders in reinvestment of distributions	28,982,662	1,713,133
Cost of shares redeemed, net of redemption fees	(192,802,041)	(21,247,646)
Net increase from share transactions	589,209,893	335,582,311

Net increase in net assets	641,094,059	385,049,191

NET ASSETS:
Beginning of year	425,152,204	40,103,013
End of year*	$1,066,246,263	$425,152,204

*Includes accumulated net investment income/(loss) of:	$0	$(348,823)

See Accompanying Notes to Financial Statements.
22	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the periods presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:

Net investment income/(loss)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Accompanying Notes to Financial Statements.
24	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Period December 30, 2009 (Inception) to April 30, 2010
$15.28		$13.03		$11.66		$10.57		$10.00

0.14	(a)	0.15	(a)	0.02	(a)	0.01	(a)	(0.00)	(b)
3.33		2.35		1.45		1.13		0.57
3.47		2.50		1.47		1.14		0.57

(0.11)		(0.12)		(0.01)		(0.01)		–
(0.44)		(0.13)		(0.09)		(0.04)		–
(0.55)		(0.25)		(0.10)		(0.05)		–

0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
2.92		2.25		1.37		1.09		0.57
$18.20		$15.28		$13.03		$11.66		$10.57

22.84%		19.33%		12.73%		10.82%		5.70%	(d)

$929,829		$447,297		$125,087		$48,757		$12,807

1.09%		1.18%		1.51%		2.01%		4.97%	(e)
1.09%		1.18%		1.50%		1.50%		1.50%	(e)

0.80%		1.06%		0.16%		0.07%		(0.06%)	(e)

56%		24%		49%		44%		24%	(d)

Annual Report | April 30, 2014	25

Financial Highlights

For a share outstanding throughout the periods presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:

Net investment income/(loss)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Accompanying Notes to Financial Statements.
26	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Period December 30, 2009 (Inception) to April 30, 2010
$16.97		$13.18		$13.72		$11.60		$10.00

(0.01)	(a)	0.03	(a)	0.02	(a)	(0.09)	(a)	(0.00)	(b)
2.76		3.91		0.17		2.55		1.60
2.75		3.94		0.19		2.46		1.60

–		(0.06)		–		–		–
(0.98)		(0.09)		(0.73)		(0.34)		–
(0.98)		(0.15)		(0.73)		(0.34)		–

0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	–
1.77		3.79		(0.54)		2.12		1.60
$18.74		$16.97		$13.18		$13.72		$11.60

16.11%		30.07%		2.10%		21.75%		16.00%	(d)

$1,066,246		$425,152		$40,103		$36,363		$7,225

1.30%		1.38%		1.86%		2.50%		7.31%	(e)
1.25%		1.28%		1.50%		1.50%		1.50%	(e)

(0.05%)		0.21%		0.15%		(0.71%)		(0.57%)	(e)

70%		57%		57%		60%		33%	(d)

Annual Report | April 30, 2014	27

Notes to Financial Statements

April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Vulcan Value Partners Fund seeks to achieve long-term capital appreciation by investing primarily in publicly traded mid-and large-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage. The Vulcan Value Partners Small Cap Fund seeks to achieve long-term capital appreciation by investing primarily in publicly traded small-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage. The Vulcan Value Partners Small-Cap Fund is registered as a non-diversified investment company for purpose of the 1940 Act. As a result of ongoing operations, it is possible the Fund may become a diversified investment company, which would occur at the earliest on or about April, 2015 for Vulcan Value Partners Fund and on or about January, 2015 for Vulcan Value Small Cap Fund. In such case, the Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

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Notes to Financial Statements

April 30, 2014

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2014.

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$820,364,186	$–	$–	$820,364,186
Short Term Investments	41,401,158	–	–	41,401,158
TOTAL	$861,765,344	$–	$–	$861,765,344

Annual Report | April 30, 2014	29

Notes to Financial Statements

April 30, 2014

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Diversified Financial Services	$108,267,094	$57,534,760	$–	$165,801,854
Media	–	25,333,728	–	25,333,728
Other(a)	800,411,895	–	–	800,411,895
Short Term Investments	86,991,683	–	–	86,991,683
TOTAL	$995,670,672	$82,868,488	$–	$1,078,539,160

(a)	For detailed descriptions, see the accompanying Statements of Investments.

The Funds recognize transfers between levels as of the end of period. For the year ended April 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2014, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to both Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each

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Notes to Financial Statements

April 30, 2014

year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION:

Reclassifications: As of April 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to foreign currency transactions and net operating losses. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain on Investments
Vulcan Value Partners Fund	$–	$1,721	$(1,721)
Vulcan Value Partners Small Cap Fund	–	720,357	(720,357)

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation (excess of value over tax cost)	$156,705,258	$97,825,096
Gross depreciation (excess of tax cost over value)	(4,084,451)	(29,884,747)
Net unrealized appreciation	$152,620,807	$67,940,349

Cost of investments for income tax purposes	$709,144,537	$1,010,598,811

Annual Report | April 30, 2014	31

Notes to Financial Statements

April 30, 2014

Components of Earnings: As of April 30, 2014, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$14,598,778	$30,131,362
Accumulated capital gains	17,578,004	7,786,149
Net unrealized appreciation on investments	152,620,807	67,940,349
Total	$184,797,589	$105,857,860

Capital Losses: As of April 30, 2014, the Funds have no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014 and April 30, 2013 were as follows:

	Ordinary Income	Long-Term Capital Gain
2014
Vulcan Value Partners Fund	$17,739,758	$5,360,262
Vulcan Value Partners Small Cap Fund	26,859,770	10,285,344

2013
Vulcan Value Partners Fund	$5,269,193	$671,118
Vulcan Value Partners Small Cap Fund	1,042,621	903,482

4. SECURITIES TRANSACTIONS

During the year ended April 30, 2014, equity holdings, asset/mortgage backed securities and fixed income securities were transferred in-kind. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Vulcan Value Partners Fund on the addition of assets. The assets of two separate accounts were transferred-in-kind into the Fund in the amount of $33,441,398.

The cost of purchases and proceeds from sales of securities (excluding short-term securities and transfers-in-kind) during the year ended April 30, 2014 were as follows:

Fund	Purchase of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$623,274,575	$376,283,101
Vulcan Value Partners Small Cap Fund	1,021,637,076	486,439,670

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Notes to Financial Statements

April 30, 2014

5. CAPITAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $78,880 and $76,658, respectively, for the year ended April 30, 2014, and $16,178 and $34,963, respectively, for the year ended April 30, 2013, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Shares Sold	24,274,979	25,326,792
Shares Issued in Reinvestment of Dividends	1,094,860	402,869
Less Shares Redeemed	(3,545,292)	(6,062,055)
Net Increase	21,824,547	19,667,606

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Shares Sold	40,732,583	23,292,608
Shares Issued in Reinvestment of Dividends	1,529,428	117,898
Less Shares Redeemed	(10,434,040)	(1,395,277)
Net Increase	31,827,971	22,015,229

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. Vulcan manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay Vulcan an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets.

Vulcan has contractually agreed with the Funds to limit the amount of each Fund’s total annual expenses (exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of each Fund’s average daily net assets. This agreement is in effect through August 31, 2014

Annual Report | April 30, 2014	33

Notes to Financial Statements

April 30, 2014

and is reevaluated on an annual basis. Without this agreement, expenses could be higher. The Adviser is permitted to recover expenses it has borne through the agreement described above to the extent that each Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. If the Adviser foregoes any fees and/or reimburses the Funds pursuant to this agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Funds the amount forgone or reimbursed to the extent annual fund operating expenses are less than 1.25% of the Funds’ average daily net assets during any fiscal year following such fiscal year.

Pursuant to this agreement, each Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

For the year ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund	$–	$–
Vulcan Value Partners Small Cap Fund	400,224	–

As of April 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Expires 2016	Expires 2015	Total
Vulcan Value Partners Fund	$–	$–	$–	$–
Vulcan Value Partners Small Cap Fund	400,224	161,158	124,024	685,406

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Principal Financial Officer: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ADI) receives an annual fee for providing principal financial officer services to the Funds. Vulcan pays this fee on behalf of the Funds.

Compliance Services: ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of

34	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2014

shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Fund Administrator Fees and Expenses: ALPS serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Annual Administrative Fee, billed monthly in total and allocated to each Fund, in the amount of the greater of (a) $210,000 annual minimum for both Funds (subject to an annual cost of living adjustment increase) or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | April 30, 2014	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 30, 2009 (inception) to April 30, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of Financial Investors Trust as of April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 30, 2009 (inception) to April 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

36	www.vulcanvaluepartners.com

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2014 (Unaudited)

VULCAN VALUE PARTNERS FUND AND VULCAN VALUE PARTNERS SMALL CAP FUND

On December 10, 2013, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Vulcan Value Partners, LLC (“Vulcan”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Vulcan, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Value Partners and Vulcan Value Partners Small Cap Fund (the “Vulcan Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Vulcan Funds, to Vulcan of 1.15% and 1.00% of the Vulcan Value Partners Small Cap Value Fund’s and Vulcan Value Partners Fund’s daily average net assets, respectively, in light of the extent and quality of the advisory services to be provided by Vulcan to the Vulcan Funds. The Trustees noted that Vulcan had voluntarily agreed to reduce its advisory fee with respect to the Vulcan Value Partners Small Cap Value Fund by 10 basis points effective January 1, 2013.

The Trustees considered the information they received comparing the Vulcan Funds’ contractual annual advisory fee and overall net expenses with those of funds in both the relevant expense peer group provided by an independent provider of investment company data, as well as similar value and small-cap value products advised by Vulcan.

Based on such information, the Trustees determined that the contractual annual advisory fee of 1.15% of the daily average net assets of Vulcan Value Partners Small Cap Value Fund and 1.00% of the daily average net assets of Vulcan Value Partners Fund, and the total net expense ratio of 1.25% for each of the Vulcan Funds, although generally greater than each respective peer group median, were reasonable in light of the generally favorable performance of each Vulcan Fund compared to their peer groups.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Vulcan Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV, financial statements and Compliance Policies and Procedures.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Vulcan. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the

Annual Report | April 30, 2014	37

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2014 (Unaudited)

Vulcan Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying Compliance-related materials and further noted that they have received reports on these services and Compliance issues at each regular Board meeting throughout the year related to the services rendered by Vulcan with respect to the Vulcan Funds.

Performance: The Trustees reviewed performance information for each Vulcan Fund for the three-month, 1-year and 3-year periods ended September 30, 2013. That review included a comparison of each Vulcan Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the each Vulcan Fund compared against funds identified by an independent provider of investment company data.

The Adviser’s Profitability: The Trustees received a profitability analysis prepared by Vulcan based on the fees payable under the Advisory Agreement. The Trustees considered the recent profits realized by Vulcan in connection with the operation of the Vulcan Funds. The Board then reviewed Vulcan’s financial statements in order to analyze the financial condition and stability and profitability of Vulcan.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds will be passed along to the shareholders under the proposed agreement. The Trustees noted that, while there were currently no material economies of scale applicable, certain economies of scale were expected with respect to the Vulcan Value Partners Fund in future years.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including the fact that Vulcan does not use soft dollars.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Vulcan. In selecting Vulcan and approving the investment advisory agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fees to be received by Vulcan with respect to the Vulcan Funds were, although higher than applicable peer group medians, within an acceptable range of the median when considered in light of each Vulcan Fund’s performance relative to its peer group, and comparable to those charged for other Vulcan value and small-cap value products (such as separately managed accounts), taking into account the differences between the funds and such products, including investment restrictions and time commitment of the adviser;

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2014 (Unaudited)

•	the nature, extent and quality of services rendered by Vulcan under the Investment Advisory Agreement were adequate;

•	the performance of the Vulcan Funds was generally favorable compared with the performance of the funds in the applicable peer universe provided by an independent provider of investment company data;

•	the profit, if any, anticipated to be realized by Vulcan in connection with the operation of the Vulcan Funds is fair to the Trust; and

•	there were no material economies of scale or other benefits accruing to Vulcan in connection with its relationship with the Vulcan Funds at this time.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of the Vulcan Funds and their shareholders.

Annual Report | April 30, 2014	39

Additional Information

April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	58.13%	41.17%
Vulcan Value Partners Small Cap Fund	20.55%	14.74%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund designated $5,360,262, and the Vulcan Value Small Cap Fund designated $10,285,344 as long-term capital gain dividends.

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

40	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 866-759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Vulcan Value Partners, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2014	41

Trustees and Officers

April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Vulcan Value Partners, LLC provides investment advisory services (currently none).

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Trustees and Officers

April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Michael “Ross” Shell , 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

Annual Report | April 30, 2014	43

Trustees and Officers

April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Vulcan Value Partners, LLC provides investment advisory services (currently none).

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Trustees and Officers

April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

Annual Report | April 30, 2014	45

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

April 30, 2014

annual
REPORT

ALPS | Alerian MLP Infrastructure Index Fund

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India Growth Fund

ALPS | Red Rocks Listed Private Equity Fund

ALPS | WMC Disciplined Value Fund

Clough China Fund

RiverFront Global Allocation Series

An ALPS Advisors Solution

ALPS
A DST Company

Table of Contents April 30, 2014

Disclosure of Fund Expenses

April 30, 2014 (Unaudited)

Examples. As a shareholder of the Funds, you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2013 and held until April 30, 2014.

Actual Expenses. The first line under each class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2013 –April 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table on the next page is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1  |  April 30, 2014

Disclosure of Fund Expenses

April 30, 2014 (Unaudited)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)	Expenses Paid During Period November 1, 2013 - April 30, 2014(b)
ALPS | Alerian MLP Infrastructure Index Fund
Class A
Actual	$1,000.00	$1,042.10	1.25%	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class C
Actual	$1,000.00	$1,040.40	1.85%	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
Class I
Actual	$1,000.00	$1,042.00	0.85%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Class A
Actual	$1,000.00	$1,073.10	1.45%	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.45%	$7.25
Class C
Actual	$1,000.00	$1,069.90	2.05%	$10.52
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	2.05%	$10.24
Class I
Actual	$1,000.00	$1,075.20	1.15%	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
ALPS | Kotak India Growth Fund(d)
Class A
Actual	$1,000.00	$1,131.40	1.77%	$9.35
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	1.77%	$8.85
Class C
Actual	$1,000.00	$1,125.60	2.60%	$13.70
Hypothetical (5% return before expenses)	$1,000.00	$1,011.90	2.60%	$12.97
Class I
Actual	$1,000.00	$1,132.90	1.60%	$8.46
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	1.60%	$8.00
ALPS | Red Rocks Listed Private Equity Fund
Class A
Actual	$1,000.00	$1,086.40	1.63%	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.71	1.63%	$8.15
Class C
Actual	$1,000.00	$1,084.90	2.17%	$11.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.03	2.17%	$10.84
Class I
Actual	$1,000.00	$1,088.10	1.25%	$6.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class R
Actual	$1,000.00	$1,086.40	1.71%	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	1.71%	$8.55

2  |  April 30, 2014

Disclosure of Fund Expenses

April 30, 2014 (Unaudited)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)	Expenses Paid During Period November 1, 2013 - April 30, 2014(b)
ALPS | WMC Disciplined Value Fund
Class A
Actual	$1,000.00	$1,091.60	1.40%	$7.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00
Class C
Actual	$1,000.00	$1,088.10	2.15%	$11.13
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	2.15%	$10.74
Class I
Actual	$1,000.00	$1,093.40	1.15%	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Clough China Fund
Class A
Actual	$1,000.00	$932.20	1.95%	$9.34
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.95%	$9.74
Class C
Actual	$1,000.00	$928.50	2.70%	$12.91
Hypothetical (5% return before expenses)	$1,000.00	$1,011.41	2.70%	$13.47
Class I
Actual	$1,000.00	$933.10	1.70%	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	1.70%	$8.50
RiverFront Conservative Income Builder Fund
Class A
Actual	$1,000.00	$1,030.90	1.15%	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,027.20	1.90%	$9.55
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,032.40	0.90%	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
RiverFront Dynamic Equity Income Fund
Class A
Actual	$1,000.00	$1,044.10	1.15%	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,040.50	1.90%	$9.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,045.10	0.90%	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
RiverFront Global Allocation Fund
Class A
Actual	$1,000.00	$1,038.70	1.15%	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,034.50	1.90%	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,040.00	0.90%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

3  |  April 30, 2014

Disclosure of Fund Expenses

April 30, 2014 (Unaudited)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)	Expenses Paid During Period November 1, 2013 - April 30, 2014(b)
RiverFront Global Growth Fund
Class A
Actual	$1,000.00	$1,041.50	1.15%	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,037.10	1.90%	$9.60
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,042.90	0.90%	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
Class L
Actual	$1,000.00	$1,042.50	0.90%	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
Investor Class
Actual	$1,000.00	$1,011.70	1.15%	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
RiverFront Moderate Growth & Income Fund
Class A
Actual	$1,000.00	$1,043.40	1.15%	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,039.30	1.90%	$9.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,045.00	0.90%	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary), exclusive of subsidiary’s management fee.

4  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Management Commentary	April 30, 2014 (Unaudited)

During the twelve month period of May 1, 2013 to April 30, 2014, the Alerian MLP Infrastructure Index Fund’s Class A shares delivered a net return of 7.59% at Net Asset Value. Class A delivered a net return of 1.64% at MOP, Class C was 6.13% with CDSC, and Class I was 7.68%. This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“Index”), which gained 9.2% on a price-return and 15.5% on a total return basis. The difference in the performance between the Index and various classes of Fund shares is primarily attributable to the Fund’s class specific fees, operating expenses and the tax impact of the Fund’s C-corporation structure.

During the period, the Fund paid four distributions: $0.1650 per share on May 14, $0.1680 on August 14, $0.1715 on November 15, and $0.1740 on February 13, representing 1.4%, 1.8%, 2.1%, and 1.5% increases quarter over quarter. On an annual basis, the Fund has increased its distribution by 6.9% when comparing the February 13, 2014 distribution versus the February 14, 2013 distribution of $0.1627.

Top contributors to the Index during the period include Sunoco Logistics Partners (SXL), Spectra Energy Partners (SEP), Magellan Midstream Partners (MMP), and Access Midstream Partners (ACMP), all gaining more than 40% on a price-return basis. Only four MLPs in the Index generated negative returns during the period: Plains All American Pipeline Partners (PAA), Atlas Pipeline Partners (APL), Kinder Morgan Energy Partners (KMP), and El Paso Pipeline Partners (EPB). During the period, Boardwalk Pipeline Partners (BWP) was removed from the Index. Copano Energy Partners and PVR Partners were also removed from the Index, as they were acquired by KMP and Regency Energy Partners (RGP).

Energy infrastructure Master Limited Partnerships (“MLPs”) continue to benefit from the dramatic increase in natural gas, crude oil, and natural gas liquids (LNG) production known as the energy renaissance. The MLP-owned energy infrastructure assets, including pipelines, storage facilities, and processing plants, are the bridge by which the reserves and production in supply basins make their way to demand centers. As production grows, the need to construct additional infrastructure increases as well.

In March 2014, the Interstate Natural Gas Association of America updated its North American midstream infrastructure study, noting that $640 billion of midstream infrastructure investment will be needed over the next 20 years through 2035. This represents a sharp increase from the $250 billion estimate released just three years prior. Updated numbers reflect new production forecast estimates and include infrastructure related to natural gas, natural gas liquids, crude oil, as well as other assets previously not accounted for such as compression for gathering, fractionation, crude oil, leasing equipment, and LNG export facilities.

For perspective, the total market capitalization of the 25 MLPs in the Index at April 30, 2014 was $318 billion. The additional $640 billion of needed investment represents a vast opportunity for MLPs to participate in the energy infrastructure build-out of North America. With toll-road business models anchored by inflation-indexed tariff increases and billions of dollars of infrastructure opportunities over the next few decades, we believe that MLPs continue to represent a compelling potential investment opportunity for investors seeking after-tax yield.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. ALPS Advisors, Inc. and Alerian do not accept any liability for losses either direct or consequential caused by the use of this information.

5 |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	Since Inception^	Total Expense Ratio*	What You Pay**
Class A (NAV)	7.59%	15.59%	1.49%	1.25%
Class A (MOP)	1.64%	10.79%
Class C (NAV)	7.13%	15.14%	2.09%	1.85%
Class C (CDSC)	6.13%	15.14%
Class I	7.68%	15.74%	1.09%	0.85%
Alerian MLP Infrastructure Index[1]	13.31%	26.53%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

6  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Performance Update	April 30, 2014 (Unaudited)

1

Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2012. The Fund commenced operations on January 2, 2013.
*	Excludes current and deferred income tax expense.
**	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Enterprise Products Partners LP	10.33%
Kinder Morgan Energy Partners LP	9.52%
Magellan Midstream Partners LP	7.51%
Plains All American Pipeline LP	7.29%
Energy Transfer Partners LP	7.01%
MarkWest Energy Partners LP	6.06%
Buckeye Partners LP	4.96%
Williams Partners LP	4.92%
ONEOK Partners LP	4.91%
Regency Energy Partners LP	4.72%
Top Ten Holdings	67.23%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Total Investments)

7  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Investments	April 30, 2014

	Shares	Value (Note 2)

MASTER LIMITED PARTNERSHIPS (104.70%)
Gathering & Processing (33.46%)
Pipelines (33.46%)
Access Midstream Partners LP	7,416	$440,140
Atlas Pipeline Partners LP	6,067	196,449
Crestwood Midstream Partners LP	11,507	267,423
DCP Midstream Partners LP	6,815	364,602
EnLink Midstream Partners LP	7,452	219,759
MarkWest Energy Partners LP	12,581	796,881
Regency Energy Partners LP	22,803	621,154
Targa Resources Partners LP	8,077	478,239
Western Gas Partners LP	5,454	370,872
Williams Partners LP	12,560	647,845

		4,403,364

TOTAL GATHERING & PROCESSING		4,403,364

Natural Gas Transportation (27.88%)
Pipelines (27.88%)
El Paso Pipeline Partners LP	10,377	337,771
Energy Transfer Partners LP	16,704	921,894
Enterprise Products Partners LP	18,596	1,359,925
ONEOK Partners LP	11,344	646,495
Spectra Energy Partners LP	3,809	207,400
TC PipeLines LP	3,687	195,558

		3,669,043

TOTAL NATURAL GAS TRANSPORTATION		3,669,043

Petroleum Transportation (43.36%)
Pipelines (43.36%)
Buckeye Partners LP	8,571	653,196
Enbridge Energy Partners LP	16,930	507,223
Genesis Energy LP	5,967	330,691
Kinder Morgan Energy Partners LP	16,614	1,252,363
Magellan Midstream Partners LP	13,317	988,255
NuStar Energy LP	5,310	309,892
Plains All American Pipeline LP	17,200	959,760
Sunoco Logistics Partners LP	5,726	520,837
Tesoro Logistics LP	2,875	183,712

		5,705,929

TOTAL PETROLEUM TRANSPORTATION		5,705,929

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $11,707,794)		13,778,336

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.27%)
Money Market Fund (0.27%)
Morgan Stanley
Institutional Liquidity Funds - Prime Portfolio	0.055%	35,655	$35,655

TOTAL SHORT TERM INVESTMENTS (Cost $35,655)			35,655

TOTAL INVESTMENTS (104.97%) (Cost $11,743,449)			$13,813,991

Liabilities In Excess Of Other Assets (-4.97%)			(654,385)

NET ASSETS (100.00%)			$13,159,606

Common Abbreviations:

LP - Limited Partnerships.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

8 | April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Assets and Liabilities	April 30, 2014

ASSETS
Investments, at value	$13,813,991
Receivable for shares sold	47,569
Dividends receivable	86,349
Receivable due from advisor	3,196
Income tax receivable	6,797
Prepaid expenses and other assets	16,058
Total Assets	13,973,960
LIABILITIES
Deferred tax liability	678,230
Franchise tax payable	1,869
Payable for shares redeemed	97,901
Administration and transfer agency fees payable	1,375
Distribution and services fees payable	6,110
Trustees’ fees and expenses payable	92
Professional fees payable	21,795
Accrued expenses and other liabilities	6,982
Total Liabilities	814,354
NET ASSETS	$13,159,606

NET ASSETS CONSIST OF
Paid-in capital	$12,185,386
Accumulated net investment loss, net of deferred income taxes	(78,191)
Accumulated net realized loss on investments, net of deferred income taxes	(268,997)
Net unrealized appreciation on investments, net of deferred income taxes	1,321,408
NET ASSETS	$13,159,606

INVESTMENTS, AT COST	$11,743,449

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$11.23
Net Assets	$8,223,371
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	732,357
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.88
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.17
Net Assets	$3,428,798
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	306,952
Class I:
Net Asset Value, offering and redemption price per share	$11.25
Net Assets	$1,507,437
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	133,956

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

9  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Operations	For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends	$33
Distributions from master limited partnerships	487,557
Less return of capital distributions	(487,557)
Total Investment Income	33

EXPENSES
Investment advisory fees	59,609
Administrative and transfer agency fees	10,014
Distribution and service fees
Class A	20,539
Class C	15,441
Professional fees	63,165
Reports to shareholders and printing fees	2,145
State registration fees	27,509
SEC registration fees	1,322
Insurance fees	96
Franchise tax expenses	1,869
Custody fees	12,881
Trustees’ fees and expenses	330
Offering costs	46,017
Miscellaneous expenses	12,614
Total Expenses	273,551
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(95,994)
Class C	(28,674)
Class I	(38,321)
Net Expenses	110,562
Net Investment Loss, Before Deferred Income Taxes	(110,529)
Deferred income tax benefit	26,867
Deferred income tax benefit - Class A	7,476
Deferred income tax benefit - Class C	5,621
Net Investment Loss, Net of Deferred Income Taxes	(70,565)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments, before deferred income taxes	(63,121)
Current income tax expense	(3,303)
Deferred income tax benefit	26,138
Net Realized Loss on investments, Net of Deferred Income Taxes	(40,286)

Net change in unrealized appreciation on investment, before deferred income taxes	1,436,619
Deferred income tax expense	(518,386)
Net Change in Unrealized Appreciation on Investments	918,233
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, NET OF DEFERRED INCOME TAXES	877,947
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$807,382

See Notes to Financial Statements.

10  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
OPERATIONS
Net investment loss, net of deferred income taxes	$(70,565)	$(7,626)
Net realized loss on investments, net of deferred income taxes	(40,286)	(764)
Net change in unrealized appreciation on investments, net of deferred income taxes	918,233	403,175
Net Increase in Net Assets Resulting from Operations	807,382	394,785

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(137,326)	–
Class C	(42,694)	–
Class I	(47,927)	–
Dividends to shareholders from tax return of capital
Class A	(120,029)	(8,653)
Class C	(41,147)	(8,137)
Class I	(74,680)	(32,548)
Net Decrease in Net Assets from Distributions	(463,803)	(49,338)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	9,171,152	851,295
Class C	3,336,491	500,010
Class I	1,646,324	2,000,010
Dividends reinvested
Class A	240,424	8,653
Class C	58,350	8,137
Class I	118,124	32,548
Shares redeemed
Class A	(2,345,899)	(10)
Class C	(621,954)	(10)
Class I	(2,533,055)	(10)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	9,069,957	3,400,623

Net increase in net assets	9,413,536	3,746,070

NET ASSETS
Beginning of year	3,746,070	–
End of year *	$13,159,606	$3,746,070

*Including accumulated net investment loss, net of Deferred Income Taxes, of:	$(78,191)	$(7,626)

See Notes to Financial Statements.

11  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$11.10	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.03)
Net realized and unrealized gain	0.90	1.29
Total from investment operations	0.81	1.26

DISTRIBUTIONS:
From net investment income	(0.36)	–
From tax return of capital	(0.32)	(0.16)
Total distributions	(0.68)	(0.16)

Net increase in net asset value	0.13	1.10
Net asset value, end of year	$11.23	$11.10

TOTAL RETURN(b)	7.59%	12.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,223	$928

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense	3.09%	5.51%(c)(d)
Ratio of expense waivers to average net assets	(1.84%)	(4.26%)(c)(d)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense	1.25%	1.25%(c)(d)
Ratio of franchise tax expense and deferred income tax expense to average net assets(e)	5.38%	20.55%(c)
Ratio of total expenses to average net assets	6.63%	21.80%(c)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense	(3.09%)	(5.51%)(c)(d)
Ratio of expense waivers to average net assets	(1.84%)	(4.26%)(c)(d)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense	(1.25%)	(1.25%)(c)(d)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(f)	0.43%	0.40%(c)
Ratio of net investment loss to average net assets	(0.82%)	(0.85%)(c)

Portfolio turnover rate(g)	63%	3%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(f)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

12  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$11.09	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.05)
Net realized and unrealized gain	0.89	1.30
Total from investment operations	0.76	1.25

DISTRIBUTIONS:
From net investment income	(0.35)	–
From tax return of capital	(0.33)	(0.16)
Total distributions	(0.68)	(0.16)

Net increase in net asset value	0.08	1.09
Net asset value, end of year	$11.17	$11.09

TOTAL RETURN(b)	7.13%	12.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,429	$563

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense	3.71%	7.01%(c)(d)
Ratio of expense waivers to average net assets	(1.86%)	(5.16%)(c)(d)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense	1.85%	1.85%(c)(d)
Ratio of franchise tax expense and deferred income tax expense to average net assets(e)	5.16%	20.55%(c)
Ratio of total expenses to average net assets	7.01%	22.40%(c)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense	(3.71%)	(7.01%)(c)(d)
Ratio of expense waivers to average net assets	(1.86%)	(5.16%)(c)(d)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense	(1.85%)	(1.85%)(c)(d)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(f)	0.65%	0.40%(c)
Ratio of net investment loss to average net assets	(1.20%)	(1.45%)(c)

Portfolio turnover rate(g)	63%	3%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(f)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

13  |  April 30, 2014

ALPS | Alerian MLP Infrastructure Index Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$11.11	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)	(0.02)
Net realized and unrealized gain	0.88	1.29
Total from investment operations	0.82	1.27

DISTRIBUTIONS:
From net investment income	(0.27)	–
From tax return of capital	(0.41)	(0.16)
Total distributions	(0.68)	(0.16)

Net increase in net asset value	0.14	1.11
Net asset value, end of year	$11.25	$11.11

TOTAL RETURN(b)	7.68%	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,507	$2,256

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense	3.03%	6.01%(c)(d)
Ratio of expense waivers to average net assets	(2.18%)	(5.16%)(c)(d)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense	0.85%	0.85%(c)(d)
Ratio of franchise tax expense and deferred income tax expense to average net assets(e)	5.53%	20.55%(c)
Ratio of total expenses to average net assets	6.38%	21.40%(c)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense	(3.03%)	(6.01%)(c)(d)
Ratio of expense waivers to average net assets	(2.18%)	(5.16%)(c)(d)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense	(0.85%)	(0.85%)(c)(d)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(f)	0.29%	0.40%(c)
Ratio of net investment loss to average net assets	(0.56%)	(0.45%)(c)

Portfolio turnover rate(g)	63%	3%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(f)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	April 30, 2014 (Unaudited)

Commodity prices rose modestly over the past year. For the one year period ending April 30, 2014, the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “Fund”) Class I shares (JCRIX) were up 4.82% (Class A, JCRAX, was up 4.52% at NAV and Class C, JCRCX, was up 3.88%). Since inception, June 29, 2010, the Fund’s Class I Shares, JCRIX, has delivered an annual return of 6.22% (5.93% for Class A, JCRAX, at NAV and 5.33% for Class C, JCRCX, with CDSC). As of April 30, 2014, the Fund’s “I” share outperformed its primary benchmark, the Thomson Reuters/Core Commodity CRB Total Return Index (the “TR/CC CRB Total Return Index”) (+20.09%) by 495 basis points since inception (cumulative returns). Additionally, the Fund surpassed the cumulative performance of the Dow Jones UBS Commodity Total Return Index (DJUBSTR) (+11.25%) by 1480 basis points.

This quarter the Fund effectively employed the sub-adviser’s strategy to attempt to reduce the corrosive effects of commodity contango (or costs associated with replacing expiring futures contacts when new contacts are more expensive) by combining commodity futures related investments (collateralized by Treasury Inflation-Protected Securities (“TIPS”)), commodity equities, and where appropriate, physical commodity exchange-traded funds (ETFs). This asset combination contributed to the Fund’s outperformance relative to its benchmark. During most of the year, the Fund invested approximately 67% of its assets in commodity futures related instruments (backed by collateral held in TIPS) with the remainder (approximately 33%) in commodity equities. The Fund successfully reduced some of the costs of contango in many of the components of the CRB Index, which contributed to the comparative performance of the Fund relative to its benchmark.

Commodity prices were largely subdued throughout most of 2013. Lower than expected gross domestic product (GDP) growth rates globally and specific economic challenges in China, India, Brazil, Argentina, and other developing countries reduced marginal demand for many commodities. As 2014 unfolded, commodity prices have begun to rebound. The gains in just the first four months of 2014 have largely been responsible for the Fund’s positive year-over-year performance.

Highly accommodative monetary policies have been the primary tools employed by numerous central banks around the world, including the US Federal Reserve. Despite the announcement to taper quantitative easing during 2014, the Federal Open Market Committee (the “Fed”) continues to buy US treasury securities and mortgage backed securities. The Fed maintains a zero interest rate policy as well. Chairman Janet Yellen has suggested repeatedly that the Fed is likely to remain accommodative for a very long time. We believe the policies already in place and the large accumulated balance sheet may contribute to a surge in commodity prices going forward. Additional stimulus contemplated from other parts of the globe may only heighten the positive price impact on commodities.

The Fund invests its excess cash held as collateral held for commodity futures related positions in U.S. Treasury Inflation Protected Bonds or TIPS. We believe that we may be nearing the end of what has been a significant rally in US treasury prices, both nominal and TIPS, and as a result, we continue to limit our duration exposure. At the end of April, our weighted average maturity was approximately 1.15 years.

Commodity prices appear to be returning to their historic norms in terms of correlation relative to broad equity and bond returns. The general appreciation and outperformance by commodities in the first half of 2014 is notable and consistent with this observation. We expect both commodity and equity markets to be volatile, with the possibility of further pullbacks. However, we believe our long-term thesis continues to be strong for investing in commodities as a source for capturing growth in the emerging markets, as a hedge against the possible weakness of the US Dollar, and as a possible diversifying element within a well balanced portfolio. Commodities did not participate as robustly as the equity, bond, or real estate markets in the rally from the depths of the financial crisis in 2008-2009. Perhaps they have more upside potential as central banks pursue higher levels of inflation.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. CoreCommodity Management, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

15  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	4.52%	-6.26%	5.93%	1.55%	1.46%
Class A (MOP)	-1.27%	-8.01%	4.38%
Class C (NAV)	3.88%	-6.83%	5.33%	2.15%	2.06%
Class C (CDSC)	2.88%	-6.83%	5.33%
Class I	4.82%	-6.00%	6.22%	1.17%	1.16%
TR/CC CRB Total Return Index[1]	7.48%	-5.76%	5.13%
DJUBS Commodity TR1	3.17%	-7.68%	2.82%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

16  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Performance Update	April 30, 2014 (Unaudited)

[1]

Thomson Reuters/CC CRB Index and the Dow Jones-UBS Commodity Index are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

Asset Type Allocation (as a % of Net Assets)†

Common Stocks	35.09%
Government Bonds	34.77%
Commodity-Linked Notes	1.66%
Purchased Options	1.21%
Master Limited Partnerships	0.41%
Warrants	0.00%
Short Term Investments and Other Assets	26.86%
Total	100.00%

†	Holdings are subject to change. Table presents indicative values only.

17  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

COMMON STOCKS (35.09%)
Australia (0.54%)
Caltex Australia, Ltd.	4,871	$100,775
Fortescue Metals Group, Ltd.	31,313	146,903
GrainCorp, Ltd.	29,298	241,149
Iluka Resources, Ltd.	30,151	249,011
Incitec Pivot, Ltd.	188,051	503,132
Newcrest Mining, Ltd.(a)	11,624	112,954
Orica, Ltd.	8,299	168,612
Regis Resources, Ltd.	104,820	236,627
Woodside Petroleum, Ltd.	9,366	355,000

		2,114,163

Austria (0.11%)
OMV AG	1,948	91,117
Voestalpine AG	7,476	341,232

		432,349

Bermuda (0.11%)
Nabors Industries, Ltd.	11,916	304,097
Seadrill, Ltd.	4,179	147,184

		451,281

Brazil (0.55%)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	87,603	830,476
Cia Siderurgica Nacional SA, ADR	1,580	6,115
Gerdau SA, ADR	27,835	167,288
Petroleo Brasileiro SA, ADR	25,208	349,887
Vale SA, ADR	62,030	820,037

		2,173,803

Canada (4.54%)
Agnico-Eagle Mines, Ltd.	9,541	282,032
Agrium, Inc.	10,868	1,044,089
ARC Resources, Ltd.	6,787	201,372
Argonaut Gold, Inc.(a)	48,675	179,858
AuRico Gold, Inc.	120,230	500,157
Barrick Gold Corp.	38,755	677,050
Cameco Corp.	5,892	125,441
Canadian Natural Resources, Ltd.	5,741	234,061
Canadian Oil Sands, Ltd.	38,708	839,106
Crescent Point Energy Corp.	8,378	340,838
Eldorado Gold Corp.	28,088	171,337
Encana Corp.	30,254	702,195
First Quantum Minerals, Ltd.	16,847	335,541
Goldcorp, Inc.	38,241	945,318
IAMGOLD Corp.	228,430	797,221
Kinross Gold Corp.(a)	156,515	635,451
New Gold, Inc.(a)	81,391	412,652
Osisko Mining Corp.(a)	85,692	613,733
Pan American Silver Corp.	72,423	938,602
Potash Corp. of Saskatchewan, Inc.	101,128	3,656,788
Silver Standard Resources, Inc.(a)	68,096	674,831
Silver Wheaton Corp.	26,173	581,041
Suncor Energy, Inc.	36,444	1,406,738

		Value
	Shares	(Note 2)

Canada (continued)
Teck Resources, Ltd., Class B	14,026	$319,372
TransCanada Corp.	9,742	454,013
Turquoise Hill Resources, Ltd.(a)	109,666	427,697
Yamana Gold, Inc.	45,719	341,978

		17,838,512

Chile (0.49%)
Sociedad Quimica y Minera de Chile SA, ADR	60,163	1,919,200

China (0.45%)
China Petroleum & Chemical Corp., Class H	550,358	486,260
China Shenhua Energy Co., Ltd., Class H	95,369	258,321
CNOOC, Ltd.	250,001	413,393
Jiangxi Copper Co., Ltd., Class H	50,082	82,685
PetroChina Co., Ltd., Class H	330,045	382,281
Zijin Mining Group Co., Ltd., Class H	560,331	136,596

		1,759,536

Colombia (0.29%)
Ecopetrol SA, ADR	30,070	1,127,324

Denmark (0.08%)
FLSmidth & Co. A/S	6,011	321,220

Finland (0.13%)
Neste Oil OYJ	9,009	184,979
Outotec OYJ	30,692	342,986

		527,965

France (0.59%)
Total SA	32,454	2,317,886

Germany (1.37%)
Aurubis AG	6,206	330,791
K+S AG	124,713	4,360,976
Salzgitter AG	7,919	335,470
ThyssenKrupp AG(a)	11,855	337,492

		5,364,729

India (0.20%)
Reliance Industries, Ltd., GDR(b)	18,211	564,541
Sesa Sterlite, Ltd., ADR	16,933	206,752

		771,293

Israel (0.24%)
Israel Chemicals, Ltd.	55,718	493,661
The Israel Corp., Ltd.(a)	785	442,576

		936,237

Italy (0.32%)
Eni SpA, ADR	24,166	1,247,932

18  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

Japan (0.70%)
Hitachi Metals, Ltd.	14,000	$189,798
Inpex Corp.	81,500	1,186,208
Iseki & Co., Ltd.	20,907	53,988
JFE Holdings, Inc.	11,500	212,599
Kubota Corp.	18,000	231,349
Kurita Water Industries, Ltd.	4,816	101,280
Maruichi Steel Tube, Ltd.	6,900	174,871
Nihon Trim Co., Ltd.	1,101	38,016
Nippon Steel & Sumitomo Metal Corp.	20,342	53,325
Sumitomo Forestry Co., Ltd.	15,159	154,207
TonenGeneral Sekiyu KK	36,000	339,805

		2,735,446

Jersey (0.06%)
Randgold Resources, Ltd., ADR	2,744	219,712

Luxembourg (0.26%)
APERAM(a)	13,273	345,083
ArcelorMittal	20,626	335,173
Subsea 7 SA	7,765	155,318
Tenaris SA, ADR	4,150	182,808

		1,018,382

Mexico (0.20%)
Grupo Mexico SAB de CV, Series B	253,034	762,037
Industrias Penoles SAB de CV	437	10,174

		772,211

Netherlands (0.75%)
CNH Industrial N.V.	36,636	424,612
Nutreco N.V.	12,688	588,985
Royal Dutch Shell PLC, ADR	24,453	1,925,429

		2,939,026

Norway (0.49%)
Marine Harvest ASA	4,429	54,242
Norsk Hydro ASA	26,688	142,817
Yara International ASA	36,441	1,720,193

		1,917,252

Peru (0.06%)
Cia de Minas Buenaventura SAA, ADR	18,729	243,477

Singapore (0.44%)
Golden Agri-Resources, Ltd.	893,758	434,867
Olam International, Ltd.	331,254	589,213
Wilmar International, Ltd.	257,061	697,142

		1,721,222

South Africa (0.74%)
Anglo Platinum, Ltd.	2,554	121,382
AngloGold Ashanti, Ltd., ADR(a)	39,786	720,126
Gold Fields, Ltd., ADR	187,690	793,929

		Value
	Shares	(Note 2)

South Africa (continued)
Harmony Gold Mining Co., Ltd., ADR(a)	36,130	$118,868
Impala Platinum Holdings, Ltd.	39,295	442,234
Kumba Iron Ore, Ltd.	1,186	42,178
Sasol, Ltd.	10,287	577,189
Sibanye Gold, Ltd., ADR	8,280	85,532

		2,901,438

South Korea (0.13%)
POSCO, ADR	6,977	513,507

Spain (0.08%)
Acerinox SA	19,169	335,085

Sweden (0.48%)
Holmen AB, B Shares	11,000	387,746
Lundin Petroleum AB(a)	16,470	351,832
SSAB AB, A Shares(a)	41,117	356,964
Svenska Cellulosa AB SCA, B Shares	28,903	809,455

		1,905,997

Switzerland (1.16%)
Glencore Xstrata PLC	123,495	664,098
Noble Corp. PLC	9,174	282,651
Syngenta AG	7,096	2,810,664
Transocean, Ltd.	8,890	382,892
Weatherford International, Ltd.(a)	20,498	430,458

		4,570,763

United Kingdom (1.40%)
Anglo American PLC(a)	27,213	726,869
Antofagasta PLC	13,306	176,805
BG Group PLC	31,674	640,667
BHP Billiton PLC, ADR	10,378	671,457
BP PLC, ADR	34,972	1,770,283
Kazakhmys PLC(a)	11,431	45,953
Lonmin PLC(a)	32,588	155,985
Petropavlovsk PLC	10,690	12,273
Rio Tinto PLC, ADR	18,883	1,025,158
Severn Trent PLC	6,177	192,419
United Utilities Group PLC	7,682	103,243

		5,521,112

United States (18.13%)
AGCO Corp.	64,801	3,609,416
Alcoa, Inc.	15,849	213,486
Allegheny Technologies, Inc.	19,804	815,925
Allied Nevada Gold Corp.(a)	95,099	322,386
American States Water Co.	1,651	50,124
American Vanguard Corp.	4,915	87,536
Anadarko Petroleum Corp.	8,727	864,148
Apache Corp.	7,118	617,842
Aqua America, Inc.	15,151	380,139
Archer-Daniels-Midland Co.	56,815	2,484,520
Baker Hughes, Inc.	10,613	741,849

19  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

United States (continued)
Bunge, Ltd.	9,138	$727,842
Calgon Carbon Corp.(a)	2,116	42,383
California Water Service Group	7,154	160,965
Cameron International Corp.(a)	11,146	724,044
Carpenter Technology Corp.	5,307	333,280
Century Aluminum Co.(a)	20,809	286,124
CF Industries Holdings, Inc.	22,416	5,495,731
Chesapeake Energy Corp.	8,295	238,481
Chevron Corp.	26,731	3,355,275
Chiquita Brands International, Inc.(a)	13,695	157,219
Cliffs Natural Resources, Inc.	7,741	137,170
Coeur Mining, Inc.(a)	9,712	84,106
Commercial Metals Co.	16,778	322,138
ConocoPhillips	21,492	1,597,071
Continental Resources, Inc.(a)	2,001	277,179
CST Brands, Inc.	2,472	80,661
Darling International, Inc.(a)	11,542	230,955
Deere & Co.	16,693	1,558,125
Detour Gold Corp.(a)	2,430	24,188
Devon Energy Corp.	15,807	1,106,490
Diamond Offshore Drilling, Inc.	3,190	174,206
Ensco PLC, Class A	6,012	303,305
EOG Resources, Inc.	6,956	681,688
Exxon Mobil Corp.	41,397	4,239,467
First Majestic Silver Corp.(a)	40,390	383,705
FMC Technologies, Inc.(a)	6,853	388,565
Freeport-McMoRan Copper & Gold, Inc.	13,813	474,753
Halliburton Co.	14,488	913,758
Harsco Corp.	13,921	333,130
Hecla Mining Co.	32,888	100,966
Helmerich & Payne, Inc.	5,481	595,511
Hess Corp.	7,488	667,630
HollyFrontier Corp.	19,490	1,024,979
Hormel Foods Corp.	30,016	1,431,463
Ingredion, Inc.	9,619	677,659
Intrepid Potash, Inc.(a)	35,134	572,684
Joy Global, Inc.	7,301	440,834
Kinder Morgan, Inc.	15,180	495,779
Lindsay Corp.	2,779	244,913
Marathon Oil Corp.	48,949	1,769,506
Marathon Petroleum Corp.	16,702	1,552,451
Monsanto Co.	44,516	4,927,921
The Mosaic Co.	78,846	3,945,454
Murphy Oil Corp.	19,277	1,222,740
National Oilwell Varco, Inc.	6,572	516,099
Newmont Mining Corp.	22,497	558,600
Noble Energy, Inc.	9,360	671,861
Nucor Corp.	4,675	241,931
Occidental Petroleum Corp.	13,899	1,330,829
Oceaneering International, Inc.	15,676	1,148,737
Oil States International, Inc.(a)	12,909	1,253,980
Peabody Energy Corp.	7,370	140,104
Phillips 66	19,781	1,646,175
Pilgrim’s Pride Corp.(a)	10,383	226,972
Pioneer Natural Resources Co.	2,762	533,812

		Value
	Shares	(Note 2)

United States (continued)
Plum Creek Timber Co., Inc	6,200	$270,320
Potlatch Corp.	7,200	275,256
Rayonier, Inc.	5,350	241,285
Reliance Steel & Aluminum Co.	3,658	259,060
Royal Gold, Inc.	9,863	652,931
Sanderson Farms, Inc.	2,665	219,250
Schlumberger, Ltd.	10,293	1,045,254
Southern Copper Corp.	15,605	470,335
Southwestern Energy Co.(a)	7,599	363,840
Spectra Energy Corp.	5,869	233,058
Stillwater Mining Co.(a)	20,812	328,413
Tesoro Corp.	8,749	492,481
Tyson Foods, Inc., Class A	8,524	357,752
Valero Energy Corp.	29,018	1,658,959
Weyerhaeuser Co.	10,200	304,470
Whiting Petroleum Corp.(a)	2,199	162,110
The Williams Co., Inc.	15,553	655,870
Worthington Industries, Inc.	7,978	293,590

		71,243,199

TOTAL COMMON STOCKS (Cost $130,732,777)		137,861,259

MASTER LIMITED PARTNERSHIPS (0.41%)
Marshall Islands (0.01%)
Golar LNG Partners LP	183	5,664
Navios Maritime Partners LP	314	5,944
Teekay LNG Partners LP	240	10,274

		21,882

United States (0.40%)
Access Midstream Partners LP	451	26,767
Alliance Resource Partners LP	104	9,686
AmeriGas Partners LP	278	12,894
Atlas Pipeline Partners LP	365	11,819
Atlas Resource Partners LP	217	4,607
BreitBurn Energy Partners LP	578	11,716
Buckeye Partners LP	566	43,135
Calumet Specialty Products Partners LP	263	7,709
Crestwood Midstream Partners LP	701	16,291
CVR Partners LP	7,942	169,482
DCP Midstream Partners LP	407	21,774
El Paso Pipeline Partners LP	630	20,506
Enbridge Energy Partners LP	1,025	30,709
Energy Transfer Partners LP	1,425	78,646
EnLink Midstream Partners LP	445	13,123
Enterprise Products Partners LP	2,914	213,101
EQT Midstream Partners LP	133	10,245
EV Energy Partners LP	218	7,863
Exterran Partners LP	147	4,304
Ferrellgas Partners LP	258	6,411
Genesis Energy LP	358	19,840
Holly Energy Partners LP	177	5,719
Kinder Morgan Energy Partners LP	1,433	108,020

20  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2014

	Shares	Value (Note 2)

United States (continued)
Legacy Reserves LP	235	$5,819
Linn Energy LLC	986	28,121
Magellan Midstream Partners LP	1,124	83,412
MarkWest Energy Partners LP	852	53,966
Martin Midstream Partners LP	106	4,491
Memorial Production Partners LP	272	6,376
MPLX LP	96	5,196
Natural Resource Partners LP	357	5,733
NGL Energy Partners LP	255	9,861
NuStar Energy LP	321	18,734
ONEOK Partners LP	685	39,038
Phillips 66 Partners LP	92	4,933
Plains All American Pipeline LP	1,678	93,632
QR Energy LP	249	4,597
Regency Energy Partners LP	1,428	38,899
Rentech Nitrogen Partners LP	7,631	137,968
Spectra Energy Partners LP	232	12,632
Suburban Propane Partners LP	295	13,160
Sunoco Logistics Partners LP	346	31,472
Targa Resources Partners LP	485	28,717
TC PipeLines LP	223	11,828
Teekay Offshore Partners LP	301	10,297
Tesoro Logistics LP	174	11,119
Vanguard Natural Resources LLC	389	11,740
Western Gas Partners LP	330	22,440
Williams Partners LP	787	40,593

		1,589,141

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,561,770)		1,611,023

WARRANTS (0.00%)
Canada (0.00%)
Kinross Gold Corp., Strike Price $21.30, Expires 9/17/14(a)	19	0

TOTAL WARRANTS (Cost $69)		0

	Principal Amount	Value (Note 2)

COMMODITY-LINKED NOTES (1.66%)
Bank of America Corp.,
Commodity-Linked
Note Linked to the
Merrill Lynch
Commodity Index
eXtra J-Series F3 Total
Return Index, 0.000%, 1/9/15	$4,900,000	$6,511,796

TOTAL COMMODITY-LINKED NOTES (Cost $4,900,000)		6,511,796

	Principal Amount	Value (Note 2)

GOVERNMENT BONDS (34.77%)
U.S. Treasury Bonds (34.77%)
United States Treasury Inflation Indexed Bonds
2.000%, 7/15/14	$11,519,858	$11,684,557
1.625%, 1/15/15(c)	13,800,240	14,138,773
0.500%, 4/15/15(c)	11,834,397	12,060,919
1.875%, 7/15/15	8,749,953	9,162,845
2.000%, 1/15/16	9,166,468	9,724,687
0.125%, 4/15/16(c)	21,802,365	22,437,708
2.500%, 7/15/16	2,150,477	2,346,792
2.375%, 1/15/17(c)	10,185,613	11,169,563
0.125%, 4/15/17(c)	14,986,620	15,464,903
2.625%, 7/15/17(c)	14,441,543	16,201,606
1.625%, 1/15/18	11,205,500	12,201,736

		136,594,089

TOTAL GOVERNMENT BONDS (Cost $137,068,782)		136,594,089

Expiration Date	Exercise Price	Number of Contracts	Value

PURCHASED OPTIONS (1.21%)
Purchased Call Options (1.03%)
S&P 500® Index Future:
6/20/14	$1,750.00	120	$4,059,000

Total Purchased Call Options (Cost $1,980,000)			4,059,000

Purchased Put Options (0.18%)
SPDR® S&P 500® ETF Trust:
9/20/14	170.00	600	126,600
9/30/14	170.00	500	116,000

			242,600

E-mini S&P 500® Future:
9/19/14	1,700.00	450	470,250

Total Purchased Put Options (Cost $1,693,294)			712,850

TOTAL PURCHASED OPTIONS (Cost $3,673,294)			4,771,850

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (23.30%)
Money Market Fund (23.30%)
Dreyfus Treasury Prime
Cash Management
Fund, Institutional Shares	0.00004%	91,520,155	$91,520,155

TOTAL SHORT TERM INVESTMENTS (Cost $91,520,155)			91,520,155

21  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2014

Value (Note 2)

TOTAL INVESTMENTS (96.44%) (Cost $369,456,847)	$378,870,172

Other Assets In Excess Of Liabilities (3.56%)(d)	13,980,334
NET ASSETS - 100.00%	$392,850,506

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of those securities was $564,541, representing 0.14% of the Fund’s net assets.

(c)	Security, or portion of security, is being held as collateral for total return swap contracts, futures contracts and written options aggregating a total market value of $72,821,787.
(d)	Includes cash which is being held as collateral for total return swap contracts, future contracts and written options in the amount of $6,943,066.

Common Abbreviations:

A/S	- Aktieselskab is the Danish equivalent for the term Stock Company.
AB	- Aktiebolag is the Swedish equivalent of the term corporation.
ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA	- Allmennaksjeselskap is the Norwegian term for public limited company.
ETF	- Exchange Traded Fund.
GDR	- Global Depositary Receipt.
KK	- Kabushiki Kaisha is the Japanese equivalent for the term Stock Company.
Ltd.	- Limited.
LLC-	Limited Liability Company.
LP	- Limited Partnership.
N.V.	- Naamloze vennootschap is the Dutch term for a public limited liability corporation.
OYJ	- Osakeyhtio is the Finnish equivalent of a public limited company.
PLC	- Public Limited Co.
SA	- Generally designated corporations in various countries, mostly those employing the civil law.
SAA	- Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB	de CV - A variable capital company.
SCA	- Societe en commandite pe actiuni is the Romanian term for limited liability partnership.
SpA	- Societa per Azione.
SPDR	- Standard & Poor’s Depository Receipt.
S&P	- Standard & Poor’s.

For Fund compliance purposes, the Fund’s industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

22  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2014

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Call Options
Natural Gas Option	5/27/14	$4.60	(50)	$(139,000)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $77,364)				(139,000)

Written Put Options
E-mini S&P 500® Future	9/19/14	1,800.00	(150)	(298,500)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $425,264)				(298,500)

TOTAL WRITTEN OPTIONS
(Premiums received $502,628)				$(437,500)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation

Brent Crude Future	Long	120	5/16/14	$12,968,400	$230,614
Gold 100 Oz. Future	Long	2	6/27/14	259,180	86
Gold 100 Oz. Future	Long	70	8/28/14	9,072,000	52,752
Live Cattle Future	Long	20	7/01/14	1,097,600	18,296
WTI Crude Future	Short	(134)	5/20/14	(13,365,160)	369,490

				$10,032,020	$671,238

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation

E-mini S&P 500® Future	Short	(668)	6/23/14	$(62,721,860)	$(698,658)

				$(62,721,860)	$(698,658)

See Notes to Financial Statements.

23  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2014

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Dollars	Rate Paid by the Fund	Termination Date	Unrealized Appreciation

Bank of America - Merrill Lynch	CRB 3 Month Forward Total Return Index	$50,267,632	0.48%	6/30/14	$983,998
Bank of America - Merrill Lynch	LME Aluminum Future	(466,000)	0.00%	7/14/14	17,438
Bank of America - Merrill Lynch	LME Copper Future	(1,680,875)	0.00%	6/25/14	18,533
Bank of America - Merrill Lynch	LME Zinc Future	988,375	0.00%	6/25/14	33,205
Bank of America - Merrill Lynch	LME Zinc Future	(1,021,875)	0.00%	6/25/14	295
Bank of America - Merrill Lynch	ML eXtra Coffee GA6 Index	4,480,811	0.10%	6/30/14	616,346
Bank of America - Merrill Lynch	MLCS Copper J-F3 Index	(5,047,818)	0.10%	6/30/14	4,861
Bank of America - Merrill Lynch	MLCS Silver J-F3 Index	(639,102)	0.10%	6/30/14	19,687
Bank of America - Merrill Lynch	Natural Gas Future	2,616,250	0.00%	5/31/15	105,950
Societe Generale	CRB 3 Month Forward Total Return Index	102,753,424	0.35%	11/28/14	2,011,386
UBS	CRB 3 Month Forward Total Return Index	69,408,030	0.40%	11/28/14	1,211,083

					$5,022,782

Swap Counterparty	Reference Obligation	Notional Dollars	Rate Paid by the Fund	Termination Date	Unrealized Depreciation

Bank of America - Merrill Lynch	LME Aluminum Future	$449,375	0.00%	7/14/14	$(813)
Bank of America - Merrill Lynch	LME Copper Future	1,667,563	0.00%	6/25/14	(5,220)
Bank of America - Merrill Lynch	ML Aluminum GA6 Index	4,672,408	0.10%	6/30/14	(4,286)
Bank of America - Merrill Lynch	ML eXtra Copper GA6 Index	5,068,018	0.10%	6/30/14	(18,246)
Bank of America - Merrill Lynch	ML eXtra Silver GA6 Index	641,317	0.10%	6/30/14	(19,621)
Bank of America - Merrill Lynch	MLCS Coffee J-F3 Index	(4,477,411)	0.10%	6/30/14	(632,219)
Bank of America - Merrill Lynch	MLCX Aluminum J-F3 Index	(4,602,536)	0.10%	6/30/14	(2,534)
Bank of America - Merrill Lynch	Natural Gas Future	(2,977,000)	0.00%	7/31/14	(170,949)

					$(853,888)

(a)

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

See Notes to Financial Statements.

24  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Assets and Liabilities	April 30, 2014

ASSETS
Investments, at value	$378,870,172
Foreign currency, at value (Cost $139,620)	140,928
Unrealized appreciation on total return swap contracts	5,022,782
Receivable for investments sold	6,951,257
Receivable for shares sold	8,048,400
Receivable for variation margin	671,238
Deposit with broker for written options	535,421
Deposit with broker for futures contracts	3,226,720
Deposit with broker for total return swap contracts	3,180,925
Dividends and interest receivable	839,448
Prepaid expenses and other assets	16,467
Total Assets	407,503,758
LIABILITIES
Written options, at value (premiums received $502,628)	437,500
Payable for investments purchased	11,943,285
Payable for variation margin	698,658
Payable due to broker for total return swap contracts	74,411
Payable for shares redeemed	182,624
Unrealized depreciation on total return swap contracts	853,888
Investment advisory fees payable	256,503
Administration and transfer agency fees payable	61,428
Distribution and services fees payable	50,101
Trustees’ fees and expenses payable	4,944
Professional fees payable	43,309
Accrued expenses and other liabilities	46,601
Total Liabilities	14,653,252
NET ASSETS	$392,850,506

NET ASSETS CONSIST OF
Paid-in capital	$387,039,972
Accumulated net investment income	1,681,334
Accumulated net realized loss on investments, written options, futures contracts, total return swap contracts, securities sold short and foreign currency transactions	(9,488,560)
Net unrealized appreciation on investments, written options, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	13,617,760
NET ASSETS	$392,850,506

INVESTMENTS, AT COST	$369,456,847

See Notes to Financial Statements.

25  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Assets and Liabilities (continued)	April 30, 2014

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.87
Net Assets	$112,562,040
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,356,905
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.50
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.71
Net Assets	$13,995,577
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,307,151
Class I:
Net Asset Value, offering and redemption price per share	$10.87
Net Assets	$266,292,889
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	24,509,117

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

26  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statement of Operations	For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends	$3,455,474
Foreign taxes withheld on dividends	(243,705)
Interest and other income, net of premium amortization	(377,513)
Total Investment Income	2,834,256

EXPENSES
Investment advisory fees	2,743,197
Administrative and transfer agency fees	530,922
Distribution and service fees
Class A	402,049
Class C	171,101
Professional fees	66,217
Networking fees
Class I	125,535
Reports to shareholders and printing fees	54,238
State registration fees	61,840
SEC registration fees	6,306
Insurance fees	6,464
Custody fees	56,388
Trustees’ fees and expenses	14,590
Miscellaneous expenses	22,599
Total Expenses	4,261,446
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(55,147)
Class C	(9,066)
Class I	(30,311)
Net Expenses	4,166,922
Net Investment Loss	(1,332,666)
Net realized loss on investments	(4,033,609)
Net realized gain on written options	240,680
Net realized loss on futures contracts	(7,044,112)
Net realized gain on total return swap contracts	6,067,345
Net realized loss on securities sold short	(8,487)
Net realized gain on foreign currency transactions	55,809
Net change in unrealized appreciation on investments	9,783,086
Net change in unrealized appreciation on written options	65,128
Net change in unrealized appreciation on futures contracts	1,887,507
Net change in unrealized appreciation on total return swap contracts	9,186,316
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,210)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,196,453
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,863,787

See Notes to Financial Statements.

27  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment loss	$(1,332,666)	$(498,594)
Net realized loss on investments, written options, futures contracts, total return swap contracts, securities sold short and foreign currency transactions	(4,722,374)	(9,335,982)
Net change in unrealized appreciation/(depreciation) on investments, written options, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	20,918,827	(4,642,501)
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,863,787	(14,477,077)

DISTRIBUTIONS
Dividends to shareholders from tax return of capital
Class A	–	(532,988)
Class C	–	(84,918)
Class I	–	(699,604)
Net Decrease in Net Assets from Distributions	–	(1,317,510)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	78,069,155	90,054,418
Class C	5,689,512	8,548,230
Class I	234,370,555	157,098,320
Dividends reinvested
Class A	–	395,824
Class C	–	51,810
Class I	–	542,393
Shares redeemed, net of redemption fees
Class A	(73,729,663)	(66,182,451)
Class C	(11,437,221)	(5,831,034)
Class I	(165,799,406)	(45,457,181)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	67,162,932	139,220,329

Net increase in net assets	82,026,719	123,425,742

NET ASSETS
Beginning of year	310,823,787	187,398,045
End of year *	$392,850,506	$310,823,787

*Including accumulated net investment income of:	$1,681,334	$1,091

See Notes to Financial Statements.

28  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class A
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)(b)	For the Year Ended April 30, 2012 (a)	For the Period June 29, 2010 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$10.40	$11.18	$14.28	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.06)	(0.03)	0.04	0.12
Net realized and unrealized gain/(loss)	0.53	(0.69)	(2.29)	4.87
Total from investment operations	0.47	(0.72)	(2.25)	4.99

DISTRIBUTIONS:
From net investment income	–	–	(0.83)	(0.71)
From net realized gains	–	–	(0.02)	–
Tax return of capital	–	(0.06)	–	–
Total distributions	–	(0.06)	(0.85)	(0.71)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Net increase/(decrease) in net asset value	0.47	(0.78)	(3.10)	4.28
Net asset value, end of year	$10.87	$10.40	$11.18	$14.28

TOTAL RETURN(e)	4.52%	(6.44)%	(15.77)%	51.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$112,562	$104,234	$85,805	$37,060
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.50%	1.50%	1.64%	2.59%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45%	1.40%(g)	1.45%	1.45%(f)
Ratio of net investment income/(loss) to average net assets	(0.60)%	(0.30)%	0.36%	1.08%(f)
Portfolio turnover rate(h)	28%	117%	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended April 30, 2013, for the prior fiscal year in the amount of 0.05% of average net assets of Class A shares.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

29  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class C
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)(b)	For the Year Ended April 30, 2012 (a)	For the Period June 29, 2010 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$10.31	$11.15	$14.19	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.12)	(0.10)	(0.05)	0.08
Net realized and unrealized gain/(loss)	0.52	(0.69)	(2.26)	4.87
Total from investment operations	0.40	(0.79)	(2.31)	4.95

DISTRIBUTIONS:
From net investment income	–	–	(0.71)	(0.76)
From net realized gains	–	–	(0.02)	–
Tax return of capital	–	(0.05)	–	–
Total distributions	–	(0.05)	(0.73)	(0.76)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Net increase/(decrease) in net asset value	0.40	(0.84)	(3.04)	4.19
Net asset value, end of year	$10.71	$10.31	$11.15	$14.19

TOTAL RETURN(e)	3.88%	(7.10)%	(16.26)%	50.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,996	$19,444	$18,095	$7,352
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.10%	2.14%	2.24%	4.00%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%	2.05%	2.05%(f)
Ratio of net investment income/(loss) to average net assets	(1.16)%	(0.92)%	(0.42)%	0.72%(f)
Portfolio turnover rate(g)	28%	117%	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

30  |  April 30, 2014

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund – Class I
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)(b)	For the Year Ended April 30, 2012 (a)	For the Period June 29, 2010 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$10.37	$11.12	$14.25	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.03)	(0.00)(d)	0.10	0.13
Net realized and unrealized gain/(loss)	0.53	(0.69)	(2.32)	4.89
Total from investment operations	0.50	(0.69)	(2.22)	5.02

DISTRIBUTIONS:
From net investment income	–	–	(0.89)	(0.77)
From net realized gains	–	–	(0.02)	–
Tax return of capital	–	(0.06)	–	–
Total distributions	–	(0.06)	(0.91)	(0.77)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Net increase/(decrease) in net asset value	0.50	(0.75)	(3.13)	4.25
Net asset value, end of year	$10.87	$10.37	$11.12	$14.25

TOTAL RETURN(e)	4.82%	(6.16)%	(15.53)%	51.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$266,293	$187,146	$83,497	$73,630
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16%	1.17%	1.33%	2.04%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15%(f)
Ratio of net investment income/(loss) to average net assets	(0.26)%	(0.02)%	0.82%	1.19%(f)
Portfolio turnover rate(g)	28%	117%	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

31  |  April 30, 2014

ALPS | Kotak India Growth Fund
Management Commentary	April 30, 2014 (Unaudited)

Performance

ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 12-month period ended April 30, 2014 (hereinafter referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a net return of 5.49% at Net Asset Value (Class A delivered a net return of (0.30%) at MOP, Class C, INFCX, was 3.60% with CDSC, Class I, INDIX, was 5.70%). The Fund’s performance was above that of the CNX 500 Index’s (“CNX 500”) 2.54%, without taking into account sales charges for Class A and C Shares.

The period saw the Indian equity market bottoming at the end of August 2013 post the worries of tapering in US which saw dismal performance across EM (Emerging Market) equity markets. Post that, the Indian equity market rallied to record high on account of optimism around the general election, improving macroeconomic data, resilient earning result, and strong FII (Foreign Institutional Investors) flow into the equity market. Thus, in Indian Rupee (INR) terms, NIFTY1, CNXMCAP2, and CNX500 Index returned 12.92%, 12.34%, and 13.23% respectively in the period. On the currency side, the rupee depreciated by 11.28% to INR60.34/USD (U.S. Dollar) in the period, having recovered from as high as INR68/USD at the end of August 2013. The improvement in the rupee is due to strong FII inflow along with some measures announced by the new Reserve Bank of India (RBI) governor, Mr. Raghuram Rajan, who assumed his office in early September 2013. The investment environment during the period was impacted by the following, with August 2013 and September 2013 marking the worst and best monthly change respectively (CNX 500 returned -12.47% in August 2013 and 11.54% September 2013).

»

The global equity market turned volatile in the period with the first half dominated by the fear of tapering of Quantitative Easing (QE) in US which started at the end of May 2013. Global asset classes experienced big volatility as the market weighed on the potential impact of lower liquidity and higher interest rate in US. EM asset classes bore most of the brunt with global investors, fearing that the era of continued inflow to EM may be over or reversed, scrambling to withdraw their capital from EM. In the period, EM underperformed DM (Developed Markets) with the MSCI EM Index[3] returning -4.25% as against 14.33% gain in MSCI World Index[4] (all in USD term). In its December 2013 Federal Open Market Committee (FOMC) meeting, the Fed started its tapering program by reducing its asset purchase program by USD10 billion (bn)/month each in its December, January, March, and April FOMC meeting. The period also saw a change in the helm of the Fed with Janet Yellen replacing Ben Bernanke whose term expired in January 2014. There was also renewed concern in China post its first onshore bond default in early 2014 and as its macroeconomic data deteriorated sharply. The period also saw escalation of conflict in Syria and Ukraine/Russia which impacted energy prices globally.

»	During the period, to curb currency volatility and combat high inflation, the Reserve Bank of India (RBI) changed its course from an easing mode to a tightening mode by raising the policy rate by 25bps (basis points) each in its September 2013, October 2013, and January 2014 policy meeting, bringing the repo and reverse repo rate to 8% and 7% respectively. The hike in the policy rate at the beginning of the year was on the back of sticky core inflation which has since come down. As a result, RBI has refrained from raising the policy rate in its subsequent policy meeting. We think RBI will likely maintain the status quo for now until they get a clearer picture on the impact of El-Nino on monsoon season and its impact on inflation.

»

For the third quarter of the fiscal year (ending January 31, 2014), real Gross Domestic Product (GDP) number came in at 4.7% (vs 4.8% in the second quarter), lower than consensus expectation of 4.9%. Agriculture and service growth remained weak while industry sector growth turned negative. Within the industry, mining and manufacturing experienced de-growth while electricity continued to be the bright spot. We expect GDP growth to remain muted in the fiscal year ending April 30, 2015 as lower expenditure growth (especially plan expenditure) will impact overall GDP growth in the next six months along with further moderation in services growth. From here on, it is therefore necessary for the real sector to lead growth.

»

India’s CAD (Current Account Deficit) has improved significantly with the past year’s CAD being estimated to be around 1.9% of GDP as compared to 4.8% in the year ended April 30, 2013. We expect CAD to be around 2.1% of GDP in the fiscal year ending April 30, 2015. The improvement in the current account has been on the back of lower trade deficit (primarily lower gold imports and export growth) and improvement in invisible led by software services and remittances.

»

The latest April inflation data continued to show a downward trend in inflation numbers after peaking out in November 2013. Thus, WPI (Wholesale Price Index) inflation fell to 5.2% from 7.5% in November 2013 (and average of 6% in the 12-month period ending April 2014) while CPI (Consumer Price Index) inflation also fell to 8.6% from 11.2% in November 2013 (and average of 9.4% in the 12-month period ending April 2014). The decline in the inflation number is mainly on account of lower food inflation post a good monsoon season in 2013. Nonetheless, there is a growing concern on El Nino weather patterns emerging which can potentially lead to a weaker monsoon and this remains a key risk to agricultural product prices. Thus, the India Meteorological Department (IMD) released its 2014 monsoon forecast where it expected rainfall at 95% (slightly below normal) of long period average with 56% probability of less than normal rainfall and 60% probability of El-Nino occurring. However, with increasing water storage level in various reservoirs, the impact can be somewhat mitigated.

»

The period saw a strong FII flow to the equity market while FII flow to the debt market turned negative. FIIs were buyers in the equity market at around USD14bn while they were sellers in the debt market to the tune of USD7.1bn in the 12-month period ending April 2014.

32  |  April 30, 2014

ALPS | Kotak India Growth Fund
Management Commentary	April 30, 2014 (Unaudited)

»

During the period, the government proposed the Land Acquisition Bill and National Foods Security Bill. Both of the bills have been passed by the parliament and this has been met with skepticism by both investors and industry. We believe that these bills, while well-intended, will increase the subsidy burden on the already strained economy. Land acquisition will potentially lead to slower investment cycle when a revival of the same is deeply desired. In addition, India parliament has also passed the Lokpal bill after more than 40 years after it was first initiated. The Lokpal bill would require each state to set up an anti-graft body within a year of its approval. The body will have powers to initiate inquiry and prosecute public servants in cases involving corruption.

»

On the fiscal side, the government concluded its spectrum (Telecom space – 1,800 MHz and 900MHz) auction in February 2014 after 10 days and 68 rounds of bidding and managed to collect INR612bn successfully. Meanwhile, in March 2014, the government also successfully completed its divestment program in Axis Bank before the March 31, 2014 deadline and successfully raised INR56bn, much higher than previously expected.

»

The trade balance number continued to show sharp improvement with latest April 2014 trade deficit narrowed to USD10.1bn from the past fiscal year’s average of USD12bn. For the full year ended April 30, export rose 4% YoY (year on year) while import were down 8.1% YoY. Average monthly trade deficit also declined to around USD12bn (vs USD16bn in the prior year).

Portfolio Composition

The portfolio is constructed to potentially benefit from the strong macro-economic growth in the Indian economy across four broad themes in India – consumption lead by favourable demographics, financial services, infrastructure and outsourcing. The Fund has the flexibility to invest across market capitalizations – depending on market conditions, valuation differential, earnings growth, liquidity, etc.

For the 12-month period ending April 30, 2014, sectorally the key changes have been in Information Technology (added 430 bps), Cement & Cement Products (added 290 bps), Telecom (added 90 bps), Banking & Finance (reduced 160 bps), Utilities (reduced 130 bps), and Construction (reduced 110 bps). Thematically, Consumption (at about 33%) and Financials (at about 27%) are the largest themes in the portfolio while infrastructure exposure is only around 8% due to poor policy initiatives by the government. Over the last 12 months, exposure to midcap and small-cap companies in the fund remained in the range of 22%-26%.

Sectorally, the portfolio is overweight Cement & Cement Products, Infrastructure, and Banking & Finance while underweight Utilities, Oil & Gas, and Metal & Metal Products as of April 30, 2014.

Outlook

In recent months, Indian equity markets have moved up on the back of optimism on formation of stable government post the ongoing general elections. Election related news flow will continue to dominate the market behavior in the near term and the outcome will dominate the trend meaningfully thenceforth. The market is gearing up for a change of guard at the center. Macro economic factors like inflation, current account and fiscal deficit have shown meaningful improvement. A positive outcome on elections would have an impact on overall sentiment as well as could hasten the process of policy reforms and execution of stalled projects thus potentially kick-starting the stalled investment cycle and possibly ushering in a new economic up-cycle.

The key question in everyone’s mind is whether the “change rally” has already played out, or, are there further upsides in the market. On corporate earnings in the near term we don’t expect any major positive or negative surprise. Markets may though be volatile on the back of election result. However, we remain optimistic on the outcome. Equity Markets are trading around their long term one year forward PE5 (Price Earnings) average multiple of around 14-14.5X. However, the forward multiple tends to move to higher teens in a cycle of improving economic growth and most likely Indian economy and corporate earnings have bottomed out and will exhibit improving trends. Earnings are expected to move into mid teen over the next two years. We believe it is likely that in a scenario of a stable government formation and economic recovery kicking in, on the back of potential further re-rating and earnings growth, there is reasonable upside in the market. Please note that this assumes a formation of a stable government post the upcoming elections. An uncertain election verdict contrary to the recent opinion polls is the key risk for Indian equities in the near-term.

Important Notice

Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

[1]

NIFTY – NIFTY is an index computed from performance of top stocks from different sectors listed on the NSE (National Stock Exchange) of India. NIFTY consists of 50 companies from 24 different sectors. NIFTY stands for National Stock Exchange’s Fifty. The companies included in the NIFTY may vary from time to time based on many factors considered by the NSE.

[2]

CNXMCAP – The CNX Midcap Index comprises 100 tradable stocks listed on the National Stock Exchange (NSE) of India. The primary objective of the CNX Midcap Index is to capture the movement of the midcap segment of the market. CNX Midcap Index is computed using free float market capitalization method, wherein the level of the index reflects the total free float market value of all the stocks in the index relative to particular base market capitalization value.

33  |  April 30, 2014

ALPS | Kotak India Growth Fund
Management Commentary	April 30, 2014 (Unaudited)

[3]

MSCI Emerging Markets Index – The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[4]

MSCI World Index – The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[5]	PE – A valuation ratio of a company’s current share price compared to its per-share earnings.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Kotak Mahindra (UK) Limited does not accept any liability for losses either direct or consequential caused by the use of this information.

34  |  April 30, 2014

ALPS | Kotak India Growth Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	5.49%	-1.12%	-0.01%	8.01%	2.00%
Class A (MOP)	-0.30%	-2.96%	-1.75%
Class C (NAV)	4.60%	-1.78%	-0.70%	8.61%	2.60%
Class C (CDSC)	3.60%	-1.78%	-0.70%
Class I	5.70%	-0.80%	0.32%	7.61%	1.60%
CNX 500 Index[1]	2.54%	-12.33%	-1.41%
MSCI India Index Total Return[2]	1.34%	-4.64%	-1.97%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-256-8445.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested. Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the funds original investment.

35  |  April 30, 2014

ALPS | Kotak India Growth Fund
Performance Update	April 30, 2014 (Unaudited)

[1]

CNX 500 - India’s first broad based benchmark of the Indian capital market. The CNX 500 companies are disaggregated into 72 industry indices. Industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

MSCI India Index - a free float weighted equity index. It was developed with a base value of 100 as-of December 31, 1992. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of February 14, 2011.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets)†

ICICI Bank, Ltd.	6.09%
HDFC Bank, Ltd.	5.60%
ITC, Ltd.	5.54%
Infosys, Ltd.	5.14%
Tata Consultancy Services, Ltd.	5.02%
Housing Development Finance Corp.	3.49%
Reliance Industries, Ltd.	3.39%
Axis Bank, Ltd.	3.36%
Larsen & Toubro, Ltd.	3.27%
Tata Motors, Ltd.	2.83%
Top Ten Holdings	43.73%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

36  |  April 30, 2014

ALPS | Kotak India Growth Fund
Consolidated Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

COMMON STOCKS (97.92%)
Consumer Discretionary (9.96%)
Auto Components (1.29%)
Motherson Sumi Systems, Ltd.	24,630	$103,903

Automobiles (6.67%)
Bajaj Auto, Ltd.	3,486	110,710
Mahindra & Mahindra, Ltd.	8,005	142,968
Maruti Suzuki India, Ltd.	1,705	54,465
Tata Motors, Ltd.	32,850	227,232

		535,375

Media (0.90%)
Zee Entertainment Enterprises, Ltd.	16,500	71,935

Textiles, Apparel & Luxury Goods (1.10%)
Bata India, Ltd.	5,000	88,665

TOTAL CONSUMER DISCRETIONARY		799,878

Consumer Staples (11.06%)
Beverages (1.78%)
United Spirits, Ltd.	3,120	143,280

Food Products (1.58%)
Britannia Industries, Ltd.	8,825	126,626

Household Products (1.00%)
Jyothy Laboratories, Ltd.	25,389	80,033

Personal Products (1.16%)
Emami, Ltd.	11,802	93,220

Tobacco (5.54%)
ITC, Ltd.	78,750	445,235

TOTAL CONSUMER STAPLES		888,394

Energy (7.28%)
Oil, Gas & Consumable Fuels (7.28%)
Cairn India, Ltd.	7,300	40,602
Hindustan Petroleum Corp., Ltd.	25,731	137,365
Oil India, Ltd.	16,960	134,281
Reliance Industries, Ltd.	17,498	271,991

		584,239

TOTAL ENERGY		584,239

Financials (28.86%)
Commercial Banks (22.64%)
Axis Bank, Ltd.	10,679	269,441

		Value
	Shares	(Note 2)

Commercial Banks (continued)
Bank of Baroda	12,035	$163,453
Federal Bank, Ltd.	79,300	119,102
HDFC Bank, Ltd.	37,547	449,403
ICICI Bank, Ltd.	23,704	488,729
IndusInd Bank, Ltd.	12,800	101,780
State Bank of India	3,025	104,457
Yes Bank, Ltd.	16,583	121,659

		1,818,024

Consumer Finance (1.25%)
Sundaram Finance, Ltd.	8,398	100,418

Real Estate Management & Development (1.48%)
Phoenix Mills, Ltd.	18,188	74,935
Prestige Estates Projects, Ltd.	15,628	44,147

		119,082

Thrifts & Mortgage Finance (3.49%)
Housing Development Finance Corp.	18,803	280,345

TOTAL FINANCIALS		2,317,869

Health Care (6.58%)
Pharmaceuticals (6.58%)
Cadila Healthcare, Ltd.	2,828	45,871
Dr. Reddy’s Laboratories, Ltd.	1,995	89,533
Glenmark Pharmaceuticals, Ltd.	3,094	31,028
Lupin, Ltd.	7,400	121,432
Sun Pharmaceutical Industries, Ltd.	16,550	173,861
Torrent Pharmaceuticals, Ltd.	6,917	66,350

		528,075

TOTAL HEALTH CARE		528,075

Industrials (8.38%)
Construction & Engineering (4.36%)
GMR Infrastructure, Ltd.	210,650	86,882
Larsen & Toubro, Ltd.	12,226	262,944

		349,826

Electrical Equipment (1.77%)
Amara Raja Batteries, Ltd.	10,213	69,342
Crompton Greaves, Ltd.	26,607	72,687

		142,029

Machinery (1.09%)
Thermax, Ltd.	7,200	87,650

Transportation Infrastructure (1.16%)
Gujarat Pipavav Port, Ltd.(a)	17,078	23,384

37  |  April 30, 2014

ALPS | Kotak India Growth Fund
Consolidated Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

Transportation Infrastructure (continued)
IL&FS Transportation Networks, Ltd.	31,985	$70,132

		93,516

TOTAL INDUSTRIALS		673,021

Information Technology (14.31%)
Electronic Equipment, Instruments & Components (0.43%)
Redington India, Ltd.	23,905	34,937

Internet Software & Services (0.83%)
Info Edge India, Ltd.	6,822	66,410

IT Services (13.05%)
HCL Technologies, Ltd.	3,735	86,915
Infosys, Ltd.	7,758	412,755
Tata Consultancy Services, Ltd.	11,099	402,898
Tech Mahindra, Ltd.	4,785	145,496

		1,048,064

TOTAL INFORMATION TECHNOLOGY		1,149,411

Materials (7.89%)
Chemicals (1.08%)
Berger Paints India, Ltd.	9,101	36,780
Coromandel International, Ltd.	13,836	50,352

		87,132

Construction Materials (5.27%)
Century Textiles & Industries, Ltd.	15,550	86,550
The Ramco Cements, Ltd.	31,675	113,750
Shree Cement, Ltd.	1,443	136,284
Ultratech Cement, Ltd.	2,572	86,553

		423,137

Metals & Mining (1.54%)
Hindustan Zinc, Ltd.	57,800	123,653

TOTAL MATERIALS		633,922

Telecommunication Services (2.66%)
Diversified Telecommunication (0.69%)
Tata Communications, Ltd.	11,830	55,617

Wireless Telecommunication Services (1.97%)
Bharti Airtel, Ltd.	29,000	157,923

TOTAL TELECOMMUNICATION SERVICES		213,540

			Value
		Shares	(Note 2)

Utilities (0.94%)
Independent Power Producers & Energy Traders (0.94%)
PTC India, Ltd.		68,000	$75,395

TOTAL UTILITIES			75,395

TOTAL COMMON STOCKS (Cost $6,919,328)			7,863,744

RIGHTS (0.04%)
IL&FS Transportation Networks, Ltd., Strike Price: 100 INR, Expires: 05/12/2014(a)		8,636	2,935

TOTAL RIGHTS (Cost $–)			2,935

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (0.05%)
Money Market Fund (0.05%)
Dreyfus Cash Advantage Fund, Institutional Class	0.060%	4,425	4,425

TOTAL SHORT TERM INVESTMENTS (Cost $4,425)			4,425

TOTAL INVESTMENTS (98.01%) (Cost $6,923,753)			$7,871,104

Other Assets In Excess Of Liabilities (1.99%)			159,586

NET ASSETS (100.00%)			$8,030,690

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

Currency Abbreviations:

INR - Indian Rupee

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

38  |  April 30, 2014

ALPS | Kotak India Growth Fund
Consolidated Statement of Assets and Liabilities	April 30, 2014

ASSETS
Investments, at value	$7,871,104
Cash	4,293
Foreign currency, at value (Cost $194,054)	194,720
Foreign currency held at broker (Cost $14,300)	14,584
Receivable for investments sold	21,252
Receivable for shares sold	28,068
Receivable due from advisor	3,876
Prepaid expenses and other assets	20,022
Total Assets	8,157,919
LIABILITIES
Payable for investments purchased	3,615
Payable for shares redeemed	478
Administration and transfer agency fees payable	13,437
Distribution and services fees payable	4,688
Trustees’ fees and expenses payable	60
Professional fees payable	39,722
Accrued expenses and other liabilities	65,229
Total Liabilities	127,229
NET ASSETS	$8,030,690

NET ASSETS CONSIST OF
Paid-in capital	$7,611,385
Accumulated net investment loss	(37,846)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(491,217)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	948,368
NET ASSETS	$8,030,690

INVESTMENTS, AT COST	$6,923,753

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$9.99
Net Assets	$5,211,023
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	521,641
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.57
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.77
Net Assets	$874,768
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	89,504
Class I:
Net Asset Value, offering and redemption price per share	$10.04
Net Assets	$1,944,899
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	193,804

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

39  |  April 30, 2014

ALPS | Kotak India Growth Fund
Consolidated Statement of Operations	For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends	$112,349
Total Investment Income	112,349

EXPENSES
Investment advisory fees	87,269
Administrative and transfer agency fees	141,000
Distribution and service fees
Class A	12,136
Class C	8,186
Professional fees	46,195
Reports to shareholders and printing fees	2,436
State registration fees	43,440
Insurance fees	3,084
Custody fees	78,021
Trustees’ fees and expenses	4,260
Miscellaneous expenses	30,436
Total Expenses	456,463
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(198,350)
Class C	(38,130)
Class I	(87,957)
Net Expenses	132,026
Net Investment Loss	(19,677)
Net realized loss on investments	(80,511)
Net realized gain on futures contracts	10,181
Net realized loss on foreign currency transactions	(28,692)
Net change in unrealized appreciation on investments	449,545
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(43)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	350,480
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$330,803

See Notes to Financial Statements.

40  |  April 30, 2014

ALPS | Kotak India Growth Fund
Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment loss	$(19,677)	$(43,203)
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(99,022)	181,647
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	449,502	627,189
Net Increase in Net Assets Resulting from Operations	330,803	765,633

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class I	(9,601)	–
Net Decrease in Net Assets from Distributions	(9,601)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,368,871	3,239,533
Class C	348,482	532,616
Class I	325,772	744,593
Dividends reinvested
Class I	8,639	–
Shares redeemed, net of redemption fees
Class A	(2,090,462)	(1,327,483)
Class C	(419,549)	(118,894)
Class I	(586,477)	(530,127)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(44,724)	2,540,238

Net increase in net assets	276,478	3,305,871

NET ASSETS
Beginning of year	7,754,212	4,448,341
End of year *	$8,030,690	$7,754,212

*Including accumulated net investment loss of:	$(37,846)	$(45,369)

See Notes to Financial Statements.

41  |  April 30, 2014

ALPS | Kotak India Growth Fund – Class A
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)	For the Year Ended April 30, 2012 (a)	For the Period February 14, 2011 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$9.47	$8.22	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.02)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain/(loss)	0.54	1.32	(2.04)	0.39
Total from investment operations	0.52	1.25	(2.12)	0.35

DISTRIBUTIONS:
From net realized gains	–	–	(0.01)	–
Total distributions	–	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	0.52	1.25	(2.13)	0.35
Net asset value, end of year	$9.99	$9.47	$8.22	$10.35

TOTAL RETURN(d)	5.49%	15.21%	(20.44)%	3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,211	$4,681	$2,404	$935
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.51%	7.99%	12.42%	69.96%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.88%(f)	2.00%	2.00%	2.00%(e)
Ratio of net investment loss to average net assets	(0.27)%	(0.82)%	(0.89)%	(1.82)%(e)
Portfolio turnover rate(g)	65%	93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.12% of average net assets of Class A shares.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

42  |  April 30, 2014

ALPS | Kotak India Growth Fund – Class C
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)	For the Year Ended April 30, 2012 (a)	For the Period February 14, 2011 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$9.34	$8.15	$10.32	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.09)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	0.52	1.31	(2.03)	0.37
Total from investment operations	0.43	1.19	(2.16)	0.32

DISTRIBUTIONS:
From net realized gains	–	–	(0.01)	–
Total distributions	–	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00(c)	–
Net increase/(decrease) in net asset value	0.43	1.19	(2.17)	0.32
Net asset value, end of year	$9.77	$9.34	$8.15	$10.32

TOTAL RETURN(d)	4.60%	14.60%	(20.97)%	3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$875	$924	$435	$466
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.26%	8.54%	13.39%	69.64%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%	2.60%	2.60%(e)
Ratio of net investment loss to average net assets	(1.00)%	(1.42)%	(1.49)%	(2.42)%(e)
Portfolio turnover rate(f)	65%	93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

43  |  April 30, 2014

ALPS | Kotak India Growth Fund – Class I
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)	For the Year Ended April 30, 2012 (a)	For the Period February 14, 2011 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$9.55	$8.25	$10.34	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.00(c)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	0.54	1.34	(2.04)	0.37
Total from investment operations	0.54	1.30	(2.08)	0.34

DISTRIBUTIONS:
From net investment income	(0.05)	–	–	–
From net realized gains	–	–	(0.01)	–
Total distributions	(0.05)	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00(c)	0.00(c)	–
Net increase/(decrease) in net asset value	0.49	1.30	(2.09)	0.34
Net asset value, end of year	$10.04	$9.55	$8.25	$10.34

TOTAL RETURN(d)	5.70%	15.76%	(20.23)%	3.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,945	$2,149	$1,609	$568
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.28%	7.65%	12.05%	96.67%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%	1.60%	1.60%(e)
Ratio of net investment income/(loss) to average net assets	0.00%(f)	(0.42)%	(0.49)%	(1.36)%(e)
Portfolio turnover rate(g)	65%	93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Less than 0.005%
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

44  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	April 30, 2014 (Unaudited)

Overview

During the last year we opined that “No Major Drama=Steadily Raising Values”. We could have just as easily equated that to Stability; for that is what we got. Stability has been and continues to be a very good thing for the capital markets and private equity alike.

That stability is born out of several things; low interest rates, easy access to both debt and equity, low to moderate GDP (Gross Domestic Product) growth in the developed world, continuing improvement in corporate profitability and decent M&A (Mergers & Acquisitions) activity. Yes, the market is no longer cheap - price multiples on deals continue to rise, along with debt to equity ratios, but, in our opinion, not to levels that are alarming. The emerging markets appear to be slowing, albeit from high-single digit to mid-single digit growth rates; growth that most developed countries would give their eye teeth to be experiencing. And finally, what seems to be a constant these days - geopolitical unrest, unevenness in economic prosperity, real wage stagnation, stubborn unemployment/underemployment in almost every labor market and concern surrounding expanding government/central bank balance sheets. All things considered, we think the situation is by no means perfect, but certainly good enough, especially when compared to where we were 5 - 6 years ago.

With the macro view out of the way, you might ask how private equity as an asset class is doing? Rather well. In fact, very well! Most private equity firms ended 2013 on a strong note and have continued the theme into 2014. The vast majority of their portfolio companies are growing revenue and/or experiencing growth in EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). They are able to raise additional equity capital in these businesses at uplifts to most recent valuations. They are selectively putting investment capital to work in new businesses. And they are exiting older businesses/investments and returning capital to LPs (Limited Partners) and shareholders (shareholders of listed private equity vehicles) at a very strong pace; which means that those private equity firms that are accomplishing the above are well positioned to raise new funds from investors, have fresh capital to put to work in new businesses and have a new source of fee income for the private equity firm. This is the definition of the virtuous cycle in the private equity business.

I think the editor of Bloomberg’s Private Equity Brief, Jennifer Rossa, said it best in the March 5, 2014 edition: “Exits, Exits, Exits.” Exits are important in the private equity world. Exits at strong uplifts to invested capital (what’s commonly referred to as the multiple on investment) are VERY important. Firms that do this will thrive. Firms that do not, well they tend to wither.

Portfolio Review

The Fund’s I Shares Class returned 24.02% (Class A delivered a net return of 16.79% at MOP), compared with 14.23%, 17.56% and 16.62% for the MSCI World Index, the Red Rocks Global Listed Private Equity Index and the S&P® Listed Private Equity Index, respectively, during the period.

During the year, we exited thirteen securities, including: Aker Asa, American Capital Ltd., Bure Equity AB, Candover Investments PLC, Compass Diversified Holdings, Conversus Capital LP, Deutsche Beteiligungs AG, Graphite Enterprise Trust PLC, ICG Group Inc, Leucadia National Corp Com, NB Private Equity Partners, Princess Private Equity, and Safeguard Scientifics Inc. We added ten securities, including: 3I Group PLC, Better Capital PCC LTD, Capital Southwest Corp, CIR SPA, Compass Diversified Holdings, Danaher Corporation, Grande Parade Investments LTD, Melrose Industries PLC, Mutares AG and Riverstone Energy to the Fund.

Diversification of the Fund has not changed: investors are benefiting from a broadly diversified set of holdings from a geographical, industry, stage, vintage and underlying private equity manager perspective. At the end of the year, the Fund had 38 holdings in some of the top performing private equity funds/firms. Finding, researching and analyzing these investments continues to be the most challenging, yet the most rewarding part of what we do at Red Rocks Capital. Our objective is to assemble a global portfolio of the best listed private equity securities for the benefit of our shareholders.

Net contributors to performance for the year included:

•	Eurazeo
•	Blackstone Group LP
•	Schouw & CO

Net detractors to performance for the year included:

•	Better Capital PCC LTD
•	American Capital LTD
•	3I Group PLC

Outlook

I am hard pressed to suggest that things can get better for private equity, but they can. That does not mean that they will. It just means that they can. Consistent 3.5% - 5.0% GDP growth would be a good place to start, coupled with a slow rise on the 10 year US Treasury Note to 3.5% - 4.0%. Will that happen? As I said before, I am not a prognosticator, although in this case, I wish I was.

A potential issue that I have previously highlighted continues to hold true in a rising valuation environment: private equity may be challenged to invest capital in new businesses at reasonable valuations (always in the eye of the beholder). Why is that a potential issue? Because new capital continues to flow into the top private equity firms and private equity firms and their investors want to see that capital put to work. We think chances are it will be put to work. Where, when and at what valuation is anyone’s guess. Stay tuned.

As always, we appreciate your continued support and interest in Red Rocks and the Listed Private Equity strategy.

Adam Goldman

Co-Portfolio Manager

45  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	April 30, 2014 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Red Rocks Capital LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

46  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	23.54%	9.35%	23.01%	0.20%	2.58%	2.58%
Class A (MOP)	16.79%	7.33%	21.60%	-0.68%
Class C (NAV)	22.97%	8.55%	22.01%	-0.60%	3.21%	3.21%
Class C (CDSC)	21.97%	8.55%	22.01%	-0.60%
Class I (NAV)	24.02%	9.62%	23.30%	0.49%	2.23%	2.21%
Class R	23.50%	9.30%	22.72%	-0.08%	2.81%	2.71%
Red Rocks Global Listed Private Equity Index[1]	17.56%	8.45%	23.12%	0.94%
S&P® LPE Total Return Index[2]	16.62%	9.08%	16.03%	3.21%
MSCI World Index[3]	14.23%	9.26%	23.65%	1.56%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

47  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	April 30, 2014 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

[1]

The Red Rocks Global Listed Private Equity Index is replacing the S&P Listed Private Equity Index as the Fund’s secondary index. The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. The Adviser and Sub-Advisor made this recommendation to the Board because the new index more closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period.

[2]

S&P® Listed Private Equity Index: The S&P® Listed Private Equity Index is comprised of 30 leading listed private equity companies that meet size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies in the private equity space. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[3]

MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2007.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2013. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

48  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	April 30, 2014 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

Eurazeo SA	5.38%
Onex Corp.	5.33%
SVG Capital PLC	4.78%
HarbourVest Global Private Equity, Ltd.	4.75%
Blackstone Group LP	4.73%
KKR & Co. LP	4.64%
The Carlyle Group LP	4.32%
Apollo Global Management LLC, Class A	4.23%
Investor AB, B Shares	4.12%
Wendel SA	4.04%
Top Ten Holdings	46.32%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

49  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statement of Investments	April 30, 2014

	Shares	Value (Note 2)

COMMON STOCKS (98.94%)
Diversified (12.92%)
Holding Companies-Diversified Operations (12.92%)
Ackermans & van Haaren N.V.	106,874	$13,818,891
CIR-Compagnie Industriali Riunite SpA(a)	132,571	204,154
Remgro, Ltd.	340,940	6,858,985
Schouw & Co.	295,487	16,476,970
Wendel SA	112,774	16,983,376

		54,342,376

TOTAL DIVERSIFIED		54,342,376

Financials (82.77%)
Closed-End Funds (26.67%)
AP Alternative Assets LP(a)	153,002	5,163,817
Better Capital PCC, Ltd.(a)	1,887,775	3,537,905
Castle Private Equity, Ltd.(a)	330,495	4,806,654
Electra Private Equity PLC(a)	320,117	14,430,884
HarbourVest Global Private Equity, Ltd.	1,762,432	19,959,542
HBM Healthcare Investments AG, Class A	82,780	6,819,168
HgCapital Trust PLC	912,360	15,958,752
Pantheon International Participations PLC, Ordinary Shares(a)	271,059	5,052,494
Pantheon International Participations PLC, Redeemable Shares(a)	213,200	3,797,629
Riverstone Energy, Ltd.(a)	218,854	3,307,124
Standard Life European Private
Equity Trust PLC, Ordinary Shares	2,635,944	9,212,542
SVG Capital PLC(a)	2,801,294	20,101,134

		112,147,645

Diversified Financial Services (16.68%)
Blackstone Group LP	673,778	19,896,664
Intermediate Capital Group PLC	1,111,091	8,321,739
KKR & Co. LP	859,407	19,517,133
Onex Corp.	392,394	22,411,263

		70,146,799

Investment Companies (9.49%)
Capital Southwest Corp.	106,308	3,731,411
Grand Parade Investments, Ltd.	5,468,282	2,806,779
Hosken Consolidated Investments, Ltd.	623,643	8,891,826
Investor AB, B Shares	448,080	17,331,383

	Shares	Value (Note 2)

Investment Companies (continued)
Oaktree Capital Group LLC	134,832	$7,146,096

		39,907,495

Private Equity (27.34%)
3i Group PLC	1,800,176	11,543,642
Altamir Amboise	942,150	14,273,416
Apollo Global Management LLC, Class A	655,464	17,782,738
Aurelius AG	440,899	16,368,559
The Carlyle Group LP	566,919	18,186,762
Eurazeo SA	268,554	22,622,917
IP Group PLC(a)	1,530,270	4,443,953
mutares AG	7,959	1,092,044
Ratos AB, B Shares	852,433	8,659,100

		114,973,131

Real Estate (2.59%)
Brookfield Asset Management, Inc., Class A	259,478	10,913,645

TOTAL FINANCIALS		348,088,715

Industrials (3.25%)
Miscellaneous Manufacturers (3.25%)
Danaher Corp.	112,696	8,269,632
Melrose Industries PLC	1,119,383	5,395,824

		13,665,456

TOTAL INDUSTRIALS		13,665,456

TOTAL COMMON STOCKS (Cost $322,801,884)		416,096,547

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.07%)
Money Market Fund (1.07%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.055%	4,482,636	4,482,636

TOTAL SHORT TERM INVESTMENTS (Cost $4,482,636)			4,482,636

50  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statement of Investments	April 30, 2014

Value (Note 2)

TOTAL INVESTMENTS (100.01%) (Cost $327,284,520)	$420,579,183

Liabilities In Excess Of Other Assets (-0.01%)	(36,769)

NET ASSETS (100.00%)	$420,542,414

(a)	Non-Income Producing Security.

Common Abbreviations:

AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LLC -	Limited Liability Company.
LP -	Limited Partnership.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PCC	- Protected Cell Company.
PLC	- Public Limited Company.
SA -	Generally designates corporations in various countries, mostly those employing the civil law.
SpA -	Societa’ Per Azioni is an Italian shared company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

51  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statement of Assets and Liabilities	April 30, 2014

ASSETS
Investments, at value	$420,579,183
Foreign currency, at value (Cost $720,332)	724,357
Receivable for investments sold	1,349,914
Receivable for shares sold	1,218,472
Dividends and interest receivable	1,070,735
Prepaid expenses and other assets	30,106
Total Assets	424,972,767
LIABILITIES
Payable for investments purchased	3,597,409
Payable for shares redeemed	211,564
Investment advisory fees payable	315,100
Administration and transfer agency fees payable	54,727
Distribution and services fees payable	133,168
Trustees’ fees and expenses payable	3,262
Professional fees payable	31,030
Custody fees payable	17,063
Accrued expenses and other liabilities	67,030
Total Liabilities	4,430,353
NET ASSETS	$420,542,414

NET ASSETS CONSIST OF
Paid-in capital	$347,572,252
Accumulated net investment loss	(21,142,940)
Accumulated net realized gain on investments and foreign currency transactions	791,898
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	93,321,204
NET ASSETS	$420,542,414

INVESTMENTS, AT COST	$327,284,520

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$7.00
Net Assets	$205,726,512
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	29,389,161
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.41
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.83
Net Assets	$12,200,123
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,786,871
Class I:
Net Asset Value, offering and redemption price per share	$7.05
Net Assets	$202,076,097
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	28,648,425
Class R:
Net Asset Value, offering and redemption price per share	$6.21
Net Assets	$539,682
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	86,909

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

52  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statement of Operations	For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends	$7,542,694
Foreign taxes withheld on dividends	(591,613)
Interest and other income	12,916
Total Investment Income	6,963,997

EXPENSES
Investment advisory fees	2,774,129
Administrative and transfer agency fees	499,363
Distribution and service fees
Class A	611,346
Class C	70,686
Class R	1,822
Professional fees	43,852
Networking fees
Class A	57,600
Class C	3,734
Class I	158,952
Class R	159
Reports to shareholders and printing fees	58,974
State registration fees	69,183
SEC registration fees	15,927
Insurance fees	4,791
Custody fees	111,588
Trustees’ fees and expenses	12,833
Repayment of previously waived fees
Class A	168,480
Class C	3,091
Class I	73,922
Class R	263
Miscellaneous expenses	19,431
Total Expenses	4,760,126
Net Investment Income	2,203,871
Net realized gain on investments	31,042,197
Net realized loss on foreign currency transactions	(79,801)
Net change in unrealized appreciation on investments	36,500,824
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	17,156
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	67,480,376
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,684,247

See Notes to Financial Statements.

53  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

OPERATIONS
Net investment income	$2,203,871	$3,533,375
Net realized gain on investments and foreign currency transactions	30,962,396	4,919,331
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	36,517,980	46,645,985
Net Increase in Net Assets Resulting from Operations	69,684,247	55,098,691

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(11,258,970)	(1,393,693)
Class C	(444,823)	(36,855)
Class I	(11,570,862)	(1,868,287)
Class R	(25,293)	(1,190)
Net Decrease in Net Assets from Distributions	(23,299,948)	(3,300,025)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	104,537,580	29,478,167
Class C	7,052,467	1,238,806
Class I	93,622,391	60,979,444
Class R	330,734	148,586
Dividends reinvested
Class A	10,565,914	1,275,595
Class C	357,600	30,465
Class I	4,362,094	656,092
Class R	23,238	813
Shares redeemed, net of redemption fees
Class A	(36,821,447)	(33,853,264)
Class C	(554,548)	(541,528)
Class I	(57,218,383)	(29,674,718)
Class R	(52,283)	(25,800)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	126,205,357	29,712,658

Net increase in net assets	172,589,656	81,511,324

NET ASSETS
Beginning of year	247,952,758	166,441,434
End of year *	$420,542,414	$247,952,758

*Including accumulated net investment loss of:	$(21,142,940)	$(8,376,470)

See Notes to Financial Statements.

54  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of period	$6.05	$4.67	$6.44	$5.17	$3.56

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03(a)	0.08(a)	0.07(a)	0.04(a)	0.14
Net realized and unrealized gain/(loss)	1.37	1.39	(1.41)	1.61	1.99
Total from investment operations	1.40	1.47	(1.34)	1.65	2.13

DISTRIBUTIONS:
From net investment income	(0.45)	(0.09)	(0.43)	(0.38)	(0.52)
Total distributions	(0.45)	(0.09)	(0.43)	(0.38)	(0.52)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
Net increase/(decrease) in net asset value	0.95	1.38	(1.77)	1.27	1.61
Net asset value, end of year	$7.00	$6.05	$4.67	$6.44	$5.17

TOTAL RETURN(c)	23.54%	31.75%	(19.68)%	33.22%	61.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$205,727	$105,488	$85,807	$124,874	$67,192
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.64%	1.53%	1.71%	1.70%	1.71%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.64%(e)	1.51%(f)	1.50%	1.50%	1.44%(g)
Ratio of net investment income to average net assets(d)	0.46%	1.54%	1.34%	0.67%	0.42%
Portfolio turnover rate(h)	40%	32%	72%	43%	54%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.01% of average net assets of Class A shares.

(f)	Contractual expense limitation changed from 1.50% to 1.65% effective September 1, 2012.
(g)	Contractual expense limitation changed from 1.25% to 1.50% effective September 1, 2009.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

55  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$5.92	$4.59	$6.37	$4.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.00)(b)	0.04	0.03	(0.01)
Net realized and unrealized gain/(loss)	1.33	1.35	(1.39)	2.36
Total from investment operations	1.33	1.39	(1.36)	2.35

DISTRIBUTIONS:
From net investment income	(0.42)	(0.06)	(0.42)	(0.37)
Total distributions	(0.42)	(0.06)	(0.42)	(0.37)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
Net increase/(decrease) in net asset value	0.91	1.33	(1.78)	1.98
Net asset value, end of year	$6.83	$5.92	$4.59	$6.37

TOTAL RETURN(c)	22.97%	30.55%	(20.33)%	55.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,200	$4,417	$2,838	$2,566
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.20%	2.25%	2.37%	2.31%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.20%	2.25%	2.25%	2.25%(e)
Ratio of net investment income/(loss) to average net assets(d)	(0.04)%	0.79%	0.59%	(0.19)%(e)
Portfolio turnover rate(f)	40%	32%	72%	43%(g)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

56  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of period	$6.08	$4.69	$6.47	$5.19	$3.57

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06(a)	0.12(a)	0.08(a)	0.05(a)	0.28
Net realized and unrealized gain/(loss)	1.37	1.36	(1.42)	1.62	1.87
Total from investment operations	1.43	1.48	(1.34)	1.67	2.15

DISTRIBUTIONS:
From net investment income	(0.46)	(0.09)	(0.44)	(0.39)	(0.53)
Total distributions	(0.46)	(0.09)	(0.44)	(0.39)	(0.53)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
Net increase/(decrease) in net asset value	0.97	1.39	(1.78)	1.28	1.62
Net asset value, end of year	$7.05	$6.08	$4.69	$6.47	$5.19

TOTAL RETURN(c)	24.02%	31.99%	(19.52)%	33.47%	62.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$202,076	$137,856	$77,750	$66,854	$45,144
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.25%	1.27%	1.41%	1.36%	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.19%(e)
Ratio of net investment income to average net assets(d)	0.91%	2.27%	1.60%	0.91%	0.78%
Portfolio turnover rate(f)	40%	32%	72%	43%	54%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Contractual expense limitation changed from 1.00% to 1.25% effective September 1, 2009.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

57  |  April 30, 2014

ALPS | Red Rocks Listed Private Equity Fund – Class R
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of period	$5.41	$4.17	$5.82	$4.73	$3.31

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.02(a)	0.08(a)	0.05(a)	0.03(a)	(0.09)
Net realized and unrealized gain/(loss)	1.22	1.24	(1.27)	1.43	2.02
Total from investment operations	1.24	1.32	(1.22)	1.46	1.93

DISTRIBUTIONS:
From net investment income	(0.44)	(0.08)	(0.43)	(0.37)	(0.51)
Total distributions	(0.44)	(0.08)	(0.43)	(0.37)	(0.51)

Net increase/(decrease) in net asset value	0.80	1.24	(1.65)	1.09	1.42
Net asset value, end of year	$6.21	$5.41	$4.17	$5.82	$4.73

TOTAL RETURN(b)	23.50%	32.05%	(19.93)%	32.47%	60.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$540	$191	$46	$125	$18
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.72%	1.85%	1.89%	1.87%	2.27%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.72%	1.75%	1.75%	1.75%	1.75%(d)
Ratio of net investment income/(loss) to average net assets(c)	0.36%	1.80%	1.10%	0.66%	(0.24)%
Portfolio turnover rate(e)	40%	32%	72%	43%	54%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(d)	Contractual expense limitation changed from 1.50% to 1.75% effective September 1, 2009.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

58  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Management Commentary	April 30, 2014 (Unaudited)

Market Commentary

US equities moved higher during the period, in part due to improving economic indicators and continued central bank interventions around the globe. Markets rose in July after US Federal Reserve Chairman Ben Bernanke emphasized the need for continued “highly accommodative monetary policy,” which helped to quash the tapering fears that dominated the markets earlier in the period. However, US equities suffered their worst month of 2013 in August after heightened geopolitical risks took center stage; investors focused on the widening conflict in Syria and the potential for an imminent US military strike against the regime of Syrian President Bashar al-Assad. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and US equities rose as a result. Unfortunately, the liquidity-fueled euphoria was short-lived as the ideological gridlock in Congress stifled the rally; the centerpiece of the fiscal battle was defunding or delaying the Affordable Care Act (Obamacare). US equities rose into the end of 2013 as a result of a last-minute deal by the US Congress to reopen the US government and extend the debt ceiling, solid corporate earnings, and accommodative rhetoric from Fed chairman nominee Janet Yellen. After finishing their best year since 1997, US stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adverse weather-influenced economic data, US equities rebounded from January’s pullback and finished February at an all-time high. Robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors’ risk appetites. In March, momentum stocks came under heightened scrutiny late in the month causing some market participants to question the staying power of the five-year-old bull market. This rotation out of the momentum and high-beta* areas of the market continued in April, but the trend appeared to be abating toward the end of the month.

Within the Russell 1000 Value Index, all ten sectors posted positive returns, with the information technology, industrials, and materials sectors gaining the most. Telecommunication services and utilities lagged the most during the period.

Fund Review

The Fund outperformed its benchmark for the period, on a gross of fee basis, posting positive relative results in seven out of ten broad market sectors. Overall, stock selection was additive relative to the Russell 1000 Value Index1, as decisions in health care, financials, and energy more than offset negative relative performance from stock selection in information technology and consumer staples.

Top contributors to relative performance included Forest Labs (health care), Ameriprise Financial (financials), and Gilead Sciences (health care). Forest Labs, a US-based pharmaceutical company, saw its shares soar on news that Actavis, the world’s second-largest generic-drug maker by market value, agreed to buy Forest for about $25 billion. Shares of Ameriprise Financial, a global provider of a range of financial products and services, outperformed after the firm posted strong quarterly earnings that exceeded consensus expectations. The company’s advice and wealth management segment drove results as stronger advisor productivity and well contained expenses, combined with upward trending equity markets, led to solid earnings growth. Shares of Gilead Sciences, a biopharmaceutical company, moved higher as quarterly results were driven by growing sales of the firm’s antiviral franchise and pipeline momentum continued to build. After reaching a record high toward the end of February, the stock gave back some its gains in March as the market rotated sharply from higher growth stocks (including biotechnology) to more defensive names with more modest valuations. The pullback proved short-lived as Gilead rebounded in April following a strong earnings report due to robust sales of Sovaldi (hepatitis C treatment).

Detractors from relative performance for the period included Philip Morris International (consumer staples), Genpact (information technology), and Xcel Energy (utilities). Shares of Philip Morris, a US-based manufacturer and distributor of tobacco products in markets outside the US, including a presence in emerging markets, declined after the firm reported earnings that fell short of consensus expectations due to weak cigarette shipments, a tax-related price increase in the Philippines, and weakness in Europe and Latin America. We eliminated our position in Philip Morris during the period. Shares of Genpact, a business process outsourcing (BPO) services provider, declined after the company lowered revenue guidance due to slower completion of larger deals and lower volumes. Xcel Energy, a major U.S. electric and gas company operating in eight states, underperformed as some investors feared that the company could face slow growth and higher capital deployment in the near term; ongoing regulatory risk in Minnesota also contributed to investors’ anxieties. We eliminated our position in Xcel Energy during the period.

Outlook

We believe the US economy remains poised for continued moderate growth. As the impact of frigid weather fades, we believe the economy should regain some momentum. While we are seeing turnover activity in housing take a breather as a result of higher mortgage rates and house prices, our expectation remains that the second half of this year should see renewed upward momentum. Home prices are still up double digits year over year, inventories remain tight, and we are starting to see some evidence of easing lending standards. Employment data had been on a positive trend but this has become more mixed lately; however, the tepid jobs reports in January and February was also impacted by poor weather. We think job creation and wage gains will gradually improve over the course of the year. In addition, we are seeing positive indicators for non-residential construction and positive sentiment in the trucking industry. While the Fed is on track to end quantitative easing this year and further normalize policy in 2015, we believe overall monetary policy should remain fairly accommodative for some time.

59  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Management Commentary	April 30, 2014 (Unaudited)

As of the end of the period, the Fund was most overweight the health care, consumer discretionary, and energy sectors and most underweight the information technology, utilities, and financials sectors.

Mammen Chally, CFA

Vice President and Equity Portfolio Manager

*	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Wellington Management Company, LLP does not accept any liability for losses either direct or consequential caused by the use of this information.

60  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

				Total
	1 Year	5 Year	10 Year	Expense Ratio	What You Pay*
Class A (NAV)	21.70%	18.20%	7.67%	1.51%	1.40%
Class A (MOP)	15.04%	16.86%	7.06%
Class C (NAV)	20.97%	17.34%	6.88%	2.26%	2.15%
Class C (CDSC)	19.97%	17.34%	6.88%
Class I	22.11%	18.52%	7.88%	1.26%	1.15%
Russell 1000® Value Index[1]	20.90%	19.52%	7.95%
S&P 500® Total Return Index[2]	20.44%	19.14%	7.67%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

The performance shown for the ALPS | WMC Disciplined Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

61  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Performance Update	April 30, 2014 (Unaudited)

[1]

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Wells Fargo & Co.	3.47%
Chevron Corp.	3.44%
JPMorgan Chase & Co.	3.24%
iShares® Russell 1000® Value Index Fund	2.90%
Merck & Co., Inc.	2.68%
Exxon Mobil Corp.	2.57%
Citigroup, Inc.	2.13%
Ameriprise Financial, Inc.	2.08%
CVS Caremark Corp.	2.05%
ACE, Ltd.	1.89%
Top Ten Holdings	26.45%

Industry Sector Allocation (as a % of Net Assets)

†	Holdings are subject to change. Table presents indicative values only.

62  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Statement of Investments	April 30, 2014

	Shares	Value (Note 2)

COMMON STOCKS (96.21%)
Consumer Discretionary (7.49%)
Automobiles & Components (1.07%)
TRW Automotive Holdings Corp.(a)	13,880	$1,115,258

Consumer Durables & Apparel (1.07%)
PVH Corp.	8,865	1,113,178

Media (2.26%) DIRECTV(a)	5,530	429,128
Twenty-First Century Fox, Inc., Class A	34,945	1,118,939
Viacom, Inc., Class B	9,410	799,662

		2,347,729

Retailing (3.09%)
Dollar Tree, Inc.(a)	18,850	981,520
Lowe’s Cos., Inc.	24,585	1,128,697
TJX Cos., Inc.	18,930	1,101,347

		3,211,564

TOTAL CONSUMER DISCRETIONARY		7,787,729

Consumer Staples (6.36%)
Food & Staples Retailing (2.89%)
CVS Caremark Corp.	29,245	2,126,696
Walgreen Co.	12,930	877,947

		3,004,643

Food Beverage & Tobacco (2.72%)
Altria Group, Inc.	32,180	1,290,740
The Hillshire Brands Co.	24,520	874,138
The JM Smucker Co.	6,885	665,642

		2,830,520

Household & Personal Products (0.75%)
Coty, Inc., Class A	48,150	772,808

TOTAL CONSUMER STAPLES		6,607,971

Energy (15.65%)
Energy (15.65%)
Anadarko Petroleum Corp.	16,900	1,673,438
Chesapeake Energy Corp.	26,640	765,900
Chevron Corp.	28,469	3,573,429
ConocoPhillips	8,560	636,094
EOG Resources, Inc.	10,820	1,060,360
Exxon Mobil Corp.	26,054	2,668,190
Halliburton Co.	21,405	1,350,013
Marathon Oil Corp.	26,430	955,444
Marathon Petroleum Corp.	8,800	817,960
Patterson-UTI Energy, Inc.	26,500	862,045

	Shares	Value (Note 2)

Energy (continued)
PBF Energy, Inc., Class A	15,870	$488,479
Phillips 66	16,940	1,409,747

TOTAL ENERGY		16,261,099

Financials (26.98%)
Banks (11.02%)
Citigroup, Inc.	46,105	2,208,891
JPMorgan Chase & Co.	60,073	3,362,886
Ocwen Financial Corp.(a)	10,330	391,507
The PNC Financial Services Group, Inc.	15,130	1,271,525
Wells Fargo & Co.	72,740	3,610,814
Zions Bancorporation	20,890	604,139

		11,449,762

Diversified Financials (5.87%)
Ameriprise Financial, Inc.	19,370	2,162,273
BlackRock, Inc.	4,140	1,246,140
Invesco, Ltd.	35,520	1,250,659
Morgan Stanley	35,960	1,112,243
Santander Consumer USA Holdings, Inc.	14,740	335,188

		6,106,503

Insurance (6.66%)
ACE, Ltd.	19,160	1,960,451
American International Group, Inc.	29,200	1,551,396
Aon PLC	16,770	1,423,438
Lincoln National Corp.	17,150	831,946
Prudential Financial, Inc.	14,310	1,154,531

		6,921,762

Real Estate (3.43%)
American Capital Agency Corp.	42,510	965,402
Camden Property Trust	11,435	783,183
Equity Lifestyle Properties, Inc.	17,100	715,977
Forest City Enterprises, Inc., Class A(a)	58,020	1,097,158

		3,561,720

TOTAL FINANCIALS		28,039,747

Health Care (15.04%)
Health Care Equipment & Services (5.64%)
Aetna, Inc.	13,250	946,712
Covidien PLC	12,080	860,700
Envision Healthcare Holdings, Inc.(a)	20,720	700,129
McKesson Corp.	6,680	1,130,189

63  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Statement of Investments	April 30, 2014

	Shares	Value (Note 2)
Health Care Equipment & Services (continued)
UnitedHealth Group, Inc.	18,640	$1,398,746
Zimmer Holdings, Inc.	8,470	819,896

		5,856,372

Pharmaceuticals, Biotechnology & Life Sciences (9.40%)
Actavis plc(a)	7,090	1,448,700
Bristol-Myers Squibb Co.	27,465	1,375,722
Forest Laboratories, Inc.(a)	20,543	1,888,107
Gilead Sciences, Inc.(a)	16,700	1,310,783
Merck & Co., Inc.	47,620	2,788,627
Thermo Fisher Scientific, Inc.	8,430	961,020

		9,772,959

TOTAL HEALTH CARE		15,629,331

Industrials (9.56%)
Capital Goods (5.39%)
The Boeing Co.	6,560	846,371
Dover Corp.	11,420	986,688
General Electric Co.	45,865	1,233,310
Parker Hannifin Corp.	9,220	1,169,834
United Technologies Corp.	11,580	1,370,261

		5,606,464

Commercial & Professional Services (2.35%)
Equifax, Inc.	14,110	999,129
Towers Watson & Co., Class A	8,720	978,558
Verisk Analytics, Inc., Class A(a)	7,750	465,698

		2,443,385

Transportation (1.82%)
Hertz Global Holdings, Inc.(a)	45,455	1,294,104
United Continental Holdings, Inc.(a)	14,600	596,702

		1,890,806

TOTAL INDUSTRIALS		9,940,655

Information Technology (6.65%)
Semiconductors & Semiconductor Equipment (0.58%)
Altera Corp.	18,455	600,157

Software & Services (4.42%)
Accenture PLC, Class A	9,495	761,689
Activision Blizzard, Inc.	31,520	630,715
Genpact, Ltd.(a)	49,385	832,631
VeriSign, Inc.(a)	15,030	709,115
Visa, Inc., A Shares	4,100	830,701
Yahoo! Inc(a)	22,940	824,693

		4,589,544

	Shares	Value (Note 2)
Technology Hardware & Equipment (1.65%)
Apple, Inc.	2,910	$1,717,162

TOTAL INFORMATION TECHNOLOGY		6,906,863

Materials (2.67%)
Materials (2.67%)
Crown Holdings, Inc.(a)	20,295	957,315
The Dow Chemical Co.	36,458	1,819,254

TOTAL MATERIALS		2,776,569

Telecommunication Services (1.56%)

Telecommunication Services (1.56%)
AT&T, Inc.	45,295	1,617,032

TOTAL TELECOMMUNICATION SERVICES		1,617,032

Utilities (4.25%)
Utilities (4.25%)
American Electric Power Co., Inc	21,940	1,180,591
NextEra Energy, Inc.	17,710	1,768,344
NRG Energy, Inc.	10,620	347,486
PG&E Corp.	24,700	1,125,826

TOTAL UTILITIES		4,422,247

TOTAL COMMON STOCKS (Cost $65,524,222)		99,989,243

EXCHANGE TRADED FUNDS (2.90%)
iShares® Russell 1000® Value Index Fund	30,990	3,017,806

TOTAL EXCHANGE TRADED FUNDS (Cost $2,835,450)		3,017,806

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.89%)
Money Market Fund (0.89%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.055%	920,059	920,059

TOTAL SHORT TERM INVESTMENTS (Cost $920,059)			920,059

64  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Statement of Investments	April 30, 2014

Value (Note 2)
TOTAL INVESTMENTS (100.00%)
(Cost $69,279,731)	$103,927,108

Other Assets In Excess Of Liabilities (0.00%)(b)	3,462

NET ASSETS (100.00%)	$103,930,570

(a)	Non-Income Producing Security.
(b)	Less than 0.005%.

Common Abbreviations:

Ltd. - Limited.

PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

65  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Statement of Assets and Liabilities	April 30, 2014

ASSETS
Investments, at value	$103,927,108
Receivable for shares sold	35,021
Dividends receivable	81,516
Prepaid expenses and other assets	15,894
Total Assets	104,059,539
LIABILITIES
Payable for shares redeemed	1,000
Investment advisory fees payable	73,165
Administration and transfer agency fees payable	17,660
Distribution and services fees payable	12,086
Trustees’ fees and expenses payable	832
Professional fees payable	16,572
Accrued expenses and other liabilities	7,654
Total Liabilities	128,969
NET ASSETS	$103,930,570

NET ASSETS CONSIST OF
Paid-in capital	$69,427,919
Accumulated net investment loss	(138,735)
Accumulated net realized loss on investments	(5,991)
Net unrealized appreciation on investments	34,647,377
NET ASSETS	$103,930,570

INVESTMENTS, AT COST	$69,279,731

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$11.92
Net Assets	$59,068,890
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,954,046
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.61
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.80
Net Assets	$132,503
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	11,231
Class I:
Net Asset Value, offering and redemption price per share	$12.05
Net Assets	$44,729,177
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,713,131

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

66  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Statement of Operations	For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends	$1,872,494
Total Investment Income	1,872,494

EXPENSES
Investment advisory fees	927,411
Administrative and transfer agency fees	167,183
Distribution and service fees
Class A	135,923
Class C	1,091
Professional fees	21,914
Reports to shareholders and printing fees	16,577
State registration fees	33,461
Insurance fees	1,843
Custody fees	10,629
Trustees’ fees and expenses	3,745
Miscellaneous expenses	11,720
Total Expenses	1,331,497
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(39,957)
Class C	(81)
Class I	(31,790)
Net Expenses	1,259,669
Net Investment Income	612,825
Net realized gain on investments	6,559,877
Net realized gain distributions from other investment companies	13,515
Net change in unrealized appreciation on investments	12,117,145
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,690,537
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,303,362

See Notes to Financial Statements.

67  |  April 30, 2014

ALPS | WMC Disciplined Value Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$612,825	$832,964
Net realized gain on investments	6,559,877	3,959,551
Net realized gain distributions from other investment companies	13,515	–
Net change in unrealized appreciation on investments	12,117,145	10,023,480
Net Increase in Net Assets Resulting from Operations	19,303,362	14,815,995

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(528,474)	(495,861)
Class C	(670)	(501)
Class I	(470,800)	(393,650)
Dividends to shareholders from net realized gains
Class A	(642,398)	–
Class C	(1,397)	–
Class I	(488,619)	–
Net Decrease in Net Assets from Distributions	(2,132,358)	(890,012)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,472,682	2,079,629
Class C	28,068	6,300
Class I	5,245,365	5,541,680
Dividends reinvested
Class A	1,120,556	472,006
Class C	2,067	501
Class I	958,847	393,650
Shares redeemed
Class A	(4,195,516)	(5,504,904)
Class C	(16,613)	–
Class I	(8,515,750)	(6,958,371)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(2,900,294)	(3,969,509)

Net increase in net assets	14,270,710	9,956,474

NET ASSETS
Beginning of year	89,659,860	79,703,386
End of year *	$103,930,570	$89,659,860

*Including accumulated net investment income/(loss) of:	$(138,735)	$240,154

See Notes to Financial Statements.

68  |  April 30, 2014

ALPS | WMC Disciplined Value Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013 (a)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011 (b)	For the Period January 1, 2010 to April 30, 2010 (c)	For the Year Ended December 31, 2009
Net asset value, beginning of period	$10.01	$8.42	$8.64	$7.43	$6.92	$5.86

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06(d)	0.08(d)	0.06(d)	0.06(d)	0.03	0.07
Net realized and unrealized gain/(loss)	2.09	1.61	(0.23)	1.22	0.48	1.06
Total from investment operations	2.15	1.69	(0.17)	1.28	0.51	1.13

DISTRIBUTIONS:
From net investment income	(0.11)	(0.10)	(0.05)	(0.07)	–	(0.07)
From net realized gains	(0.13)	–	–	–	–	–
Total distributions	(0.24)	(0.10)	(0.05)	(0.07)	–	(0.07)

Net increase/(decrease) in net asset value	1.91	1.59	(0.22)	1.21	0.51	1.06
Net asset value, end of year	$11.92	$10.01	$8.42	$8.64	$7.43	$6.92

TOTAL RETURN(e)	21.70%	20.17%	(1.81)%	17.34%	7.22%	19.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$59,069	$50,142	$44,989	$48,899	$45,300	$62,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.47%	1.51%	1.58%	1.71%	1.70%(f)	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%	1.40%	1.40%	1.40%	1.40%(f)	1.62%
Ratio of net investment income to average net assets	0.52%	0.95%	0.83%	0.77%	0.60%(f)	1.12%
Portfolio turnover rate(g)	19%	34%	46%	44%	11%	56%

(a)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(b)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(c)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

69  |  April 30, 2014

ALPS | WMC Disciplined Value Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013 (a)	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011 (b)
Net asset value, beginning of period	$9.93	$8.39	$8.62	$6.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.02)	0.02	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	2.08	1.57	(0.20)	2.27
Total from investment operations	2.06	1.59	(0.21)	2.26

DISTRIBUTIONS:
From net investment income	(0.06)	(0.05)	(0.02)	(0.04)
From net realized gains	(0.13)	–	–	–
Total distributions	(0.19)	(0.05)	(0.02)	(0.04)

Net increase/(decrease) in net asset value	1.87	1.54	(0.23)	2.22
Net asset value, end of year	$11.80	$9.93	$8.39	$8.62

TOTAL RETURN(d)	20.97%	19.07%	(2.45)%	35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$133	$100	$79	$14
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.22%	2.26%	2.38%	2.49% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%	2.15%	2.15%	2.15%(e)
Ratio of net investment income/(loss) to average net assets	(0.23)%	0.19%	(0.16)%	(0.09)%(e)
Portfolio turnover rate(f)	19%	34%	46%	44%(g)

(a)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(b)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

70  |  April 30, 2014

ALPS | WMC Disciplined Value Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013 (a)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011 (b)	For the Period January 1, 2010 to April 30, 2010 (c)	For the Year Ended December 31, 2009
Net asset value, beginning of period	$10.10	$8.49	$8.71	$7.48	$6.96	$5.89

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09(d)	0.11(d)	0.09(d)	0.07(d)	0.02	0.07
Net realized and unrealized gain/(loss)	2.12	1.61	(0.24)	1.24	0.50	1.08
Total from investment operations	2.21	1.72	(0.15)	1.31	0.52	1.15

DISTRIBUTIONS:
From net investment income	(0.13)	(0.11)	(0.07)	(0.08)	–	(0.08)
From net realized gains	(0.13)	–	–	–	–	–
Total distributions	(0.26)	(0.11)	(0.07)	(0.08)	–	(0.08)

Net increase/(decrease) in net asset value	1.95	1.61	(0.22)	1.23	0.52	1.07
Net asset value, end of year	$12.05	$10.10	$8.49	$8.71	$7.48	$6.96

TOTAL RETURN(e)	22.11%	20.43%	(1.62)%	17.67%	7.47%	19.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$44,729	$39,417	$34,636	$29,251	$16,814	$16,465
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.22%	1.26%	1.33%	1.46%	1.49%(f)	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15%	1.15%(f)	1.46%
Ratio of net investment income to average net assets	0.77%	1.20%	1.08%	0.95%	0.77%(f)	1.17%
Portfolio turnover rate(g)	19%	34%	46%	44%	11%	56%

(a)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(b)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(c)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

71  |  April 30, 2014

Clough China Fund
Management Commentary	April 30, 2014 (Unaudited)

During the fiscal year ending April 30, 2014, the Clough China Fund Class A NAV was down approximately 2.7% and the MSCI China Index declined 1.25%. The market was turbulent during these twelve months with major Chinese stock indices subject to brutal swings in investors’ sentiment. The fiscal year started quite badly with a liquidity squeeze at the end of June as the authorities tried to manage a slowdown in credit growth and so-called “shadow banking” activities. Later, Chinese equities recovered thanks to a gradual improvement in macro economic data and reassuring policy developments introduced by Beijing. However, the market weakened once again as we began 2014. The most significant and common concern about China is related to the slowdown in economic growth from 9 – 10% per year in the prior decade until 2011, to 7.8% in 2012, 7.7% in 2013 and 7.4% in the first quarter 2014, which is an eighteen month low and slightly below the official 7.5% growth target1.

The slowdown has been largely engineered by the new Xi Jinping-led government in a shift of policy from an economic growth model based on quantity, volume and production to a new model focused more on quality, services and consumption. Indeed, given the massive scale the Chinese economy has already achieved after growing from $2.2 trillion in 2005 to $9.2 trillion last year it is only natural that the potential economic growth rate is lower2. Other concerns emerged in the last four months as well. Let’s mention three of them. The first default in China’s bond market occurred in March when a small solar company failed to pay its coupon. Since then at least two other firms (a real estate developer and a steel maker) have also shown signs of serious financial stress and difficulty in refinancing debts. Although the amounts of money involved in each of these cases are tiny compared to the size of China’s financial system, the news had quite a negative impact on markets. The second factor is more significant and perhaps more disturbing for investors; it is the change in the Central Bank policy on the foreign exchange rate after the PBOC (People’s Bank of China) widened the currency trading band from 1 to 2% in March and then allowed the currency to depreciate by some 2% against the US Dollar without giving any indication of a target or a time frame for the future evolution of the Yuan. This change and the lack of visibility seriously undermined confidence. And finally, the property sector entered a correction phase with new residential unit starts falling 24.5%, sales volume down 8.6% and sales value down 8.6% in the first four months of 2014. Home prices have started to retreat in a number of small to mid-size cities3.

As these factors put the market under more pressure, the MSCI China Index dropped 8% in the first four months of 2014. Navigating and avoiding pitfalls became a challenge. Major market themes changed abruptly: cheap, “old economy stocks” (e.g., banks and telecoms), almost all State-owned Enterprises (SOEs), engineered a nice rally while expensive “new economy” stocks (e.g., Internet, e-commerce and traditional retailers and consumer products companies) suddenly plunged. Long term attractive sectors benefiting from policy support such as renewable energy and environment protection were sold out as well. In general, large capitalization stocks outperformed small capitalization stocks, which was a similar rotation witnessed in US stock markets as well in recent months.

Portfolio Composition

The Fund’s overweight in Consumer Discretionary and Information Technology sectors generated positive returns and the stock selection in the utilities sector, focused on water business – both treatment and distribution – strongly outperformed the benchmark.

In terms of individual stocks, the largest contributor to performance was Tencent Holdings Limited, the leading provider of Internet, mobile and telecommunication value-added services who also has the largest mobile game distribution platform. This highly innovative group, whose online games still account for the majority of revenue and results, enjoys a high growth rate coming both from robust organic growth and a very active acquisition strategy to diversify and expand its platform. It entered new areas such as online outlets, logistics services, search and wealth management products and bought a stake in a Korean game developer. The shares more than doubled between the beginning of May 2013 and March 2014 before retreating by 25% in the following two months after valuation stretched higher to more than 40x earnings and as the Chinese government started discussing the regulation of online payments and Internet finance in an effort to protect the banks against the rising competition in this booming area. First quarter results recently released were strong and beat analyst expectations with core net earnings gaining 29% year-over-year. Revenue rose 36%, driven by mobile gaming, which tripled from a year ago and on-line ads revenue up 39%. The group financial position is very healthy with more than $5.0 billion of net cash on the balance sheet and a 32% Return on Equity (ROE).

Man Wah Holdings was our second best performer, followed by China Everbright International.

Man Wah is a home furnishing group, engaged in the design and manufacturing of high-end reclining sofas under the brand Cheers, sold in Mainland China and Hong Kong and exported to international markets such as North America and Europe where it has been gaining market shares steadily in the last several years through acquiring new retail customers and expanding its distribution network. It now has the dominant position in terms of market share in China and is the fourth largest in the United States. In our view, Man Wah is well managed, generating strong financial performance with both high sales growth and profitability enhancement – net profit margin rose from 12% to 16% in its last fiscal year for instance. As such, earnings growth has accelerated over the last few years which was due not only to its consistent marketing efforts but also to a very serious cost control process and efficiency gains. Net profit for the recently announced fiscal year to end March 2014 rose 72% and the balance sheet has a net cash position.

China Everbright International (CEI), our long-held favorite holding in the water and environmental services sector, builds and operates waste-to-energy projects, water treatment plants and alternative energy projects in several Provinces after it entered the business in

72  |  April 30, 2014

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Management Commentary	April 30, 2014 (Unaudited)

Jiangsu ten years ago. CEI is gaining market share across the country thanks to its solid reputation of high quality execution skills. Profit margins in new developments such as hazardous waste treatment are higher than average and the group is winning new contracts almost every week. New initiatives include the group attempt to inject all its water treatment business into a Singapore listed company (Hankore), which would represent a new financing platform to support its fast expansion pace. Last year core earnings jumped 50% and its net gearing improved from 50 to 32%.

Major detractors to the Fund’s performance were Skyworth Digital – a maker of color TV sets and other audio digital products, whose earnings were disappointing; CNOOC, China’s leading offshore oil producer; and Anton Oilfield Group, a company which specializes in providing unconventional oil exploration techniques such as fracking and coiled tubing for shale oil and gas fields. None of these three stocks is still held by the Fund.

Outlook

As we mentioned above, the Chinese economy is slowing down and the trend is accentuated by the government policy to continue to implement a “prudent” monetary policy, i.e. to keep bank lending and monetary growth under control. Money supply, as measured by M2, is targeted to grow only 13% this year, down slightly from its 13.6% increase last year. Fixed Asset Investment (FAI) is expected to grow 17.5% down from 19.6% growth in 2013 and retail sales are forecast to rise 14.5%, up from 13.1%3. However, the first several months of 2014 show a somewhat different profile from government targets. While M2 is increasing in line, by around 13% and FAI is up 17.3% year-to-date, consumer spending looks relatively weak – retail sales were up only 12.2% in March and 11.9% in April3. Meanwhile, exports are flattish. Domestic consumption as well as corporate profit performances is suffering from a consistent deflationary trend seen in production prices (PPI) falling for more than a year. Consumer prices have also softened, with Consumer Price Index (CPI) measuring just 1.8% in April 2014 vs. 2.5% last January3. The Politburo recently4 maintained that it will not loosen monetary policy and that there will be no material stimulus package to support the economy. This doesn’t surprise us as we fully expect policy to give priority to ongoing economic reforms over short-term growth. The tight liquidity environment, coupled with home purchase restrictions and altered price expectations of home buyers have translated into a contraction of demand for residential property at a time when inventories are considered as rather high in certain areas.

Investors have been concerned and disappointed by this data and by the policy orientations, even if, actually, relaxing the monetary policy may well fuel more financial risks and make the economy reliant on artificial support measures. In any case, the stock market has adjusted downwards to reflect these factors, which now look to be discounted in prices. But the government is not ignoring the difficulties. A few steps have been taken recently to help specific sectors, such as an increased budget for railway investment for the second time this year, from 630 to 800 billion Chinese Yuan. In addition several cities have announced property policy relaxations by removing some purchase constraints, the reserve requirement ratio of rural banks has been cut, and the PBOC has asked large commercial banks to accelerate granting mortgage loans to first time buyers1. Meanwhile, the reform of SOEs – to be more market driven – has been gathering momentum in recent months5, with the announcements of partial asset divestitures (by the Sinopec Group), asset injections and group stock market listings (by the Citic Group), managerial incentives (by Baosteel and SAIC Motor) and even the buying of shares by management (by Bank of Communication).

As far as the banking sector is concerned, a set of new regulations to control wealth management products and limit the rise in off balance sheet items has been issued, although their impact will be felt only gradually6. In addition, the Ministry of Finance approved 10 Provinces to issue local municipal government bonds, which reduces the risk from a build-up of local government debts and will introduce more transparency. The risk of large scale trust defaults, feared by some though China does have experience in managing through large defaults in the past, such as in the case in late 1990’s when GITIC (Guangdong International Trust and Investment Corp), Hainan Development Bank and China Agribusiness Development Trust and Investment Corp all experienced balance sheet problems7. We are tempted to consider that the Chinese government should do well by letting some defaults take place this year since they would introduce more discipline and more caution in the risk management of the financial system. On the other hand, it is clear that the boom in China’s “shadow banking” has raised much concern but, as HSBC reported8 recently, the size of this sector is still small relative to the size of the Chinese economy. Shadow banking in China is just 25.8% of gross domestic product (GDP) as compared to 165.9% in the United States, 183.7% in the Euro area and even 354.4% in the UK. Therefore, we see no reason to panic and believe that the current challenges need to be put into perspective. China’s economic conditions are certainly not ideal but they look less fragile than in the past and the risks were much higher in previous crisis than now8. China is now much more able to respond to shocks: the fiscal policy could be flexible if needed, since public finances look healthy. The average budget deficit has been just 1.2% of GDP since 1980 and government revenues grew 18.6% per year between 1994 and 2013 – faster than the 15.1% nominal GDP growth3. Foreign reserves have now reached almost $4.0 trillion, and even monetary policy could be loosened if necessary as the large commercial banks reserve requirement ratio stands at a 20% high level.

The government’s bottom line is employment, which for now remains strong. We know that according to current calculation9, each percentage point of real GDP growth creates 1.6 million jobs. A 7% GDP growth rate remains the minimum growth rate to absorb the 7 million new graduates arriving to the labor market every year plus other new job seekers and maintain stable unemployment. Urban unemployment remains very low at around 4.3%. So this looks to be the floor under which we can expect that the growth rate of the economy for now. This also explains why the government intends to give a more decisive role to the private sector since it is estimated to generate 90% of new jobs created in the country and

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Management Commentary	April 30, 2014 (Unaudited)

account for 80% of urban employment. We expect more measures in favor of the expansion of the private sector to be announced in coming months.

Francoise Vappereau, Co-Portfolio Manager

Eric Brock, Co-Portfolio Manager

1	Source: Bloomberg
2	Source: CLSA The Chinese Dream, Challenges along the road to reforms, May 2014, p. 30,
3	Source: NBS and Bloomberg
4	Source: BoFa Merrill Lynch Global Research, China An Equity Strategist Diary. April 29, 2014.
5	Source: UBS Research Alert China H share Strategy “Reformation – SOE bad it’s good” April 29, 2014.
6	Source: BoFaML Global Research China Economic Watch: Impacts of potential trust defaults on Chinese Economy, January 20, 2014.
7	Source: NSBO China – Financials – Trust Default Worries Overdone May 19, 2014.
8	Source: HSBC Global Research Macro Economic Challenges, daunting but not unprecedented, 16 May 2014, p. 3 & 12.
9	Source: CLSA The Chinese Dream – Challenges along the road to reform May 2014, p. 6.

Consumer Price Index (CPI) – measures changes in the price level of a market basket of consumer goods and services purchased by households.

Fixed Asset Investment (FAI) – is a measure of capital spending. It refers to any investment within the measurement period in physical assets, such as real estate infrastructure, machinery, etc. that are held for more than one year.

Production Price Index (PPI) – a family of indexes that measures the average change in selling prices received by domestic producers of goods and services over time. PPIs measure price change from the perspective of the seller.

Money Supply (M2) – A measure of money supply that includes cash and checking deposits (M1) as well as near money. “Near money” in M2 includes savings deposits, money market mutual funds and other time deposits, which are less liquid and not as suitable as exchange mediums but can be quickly converted into cash or checking deposits.

ROE – The amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Price to Earnings (P/E) ratio – A valuation ratio of a company’s current share price compared to its per-share earnings.

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Clough Capital Partners, LP does not accept any liability for losses either direct or consequential caused by the use of this information.

74  |  April 30, 2014

Clough China Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

					Total
	1 Year	3 Year	5 Year	Since Inception^	Expense Ratio	What You Pay*
Class A (NAV)	-2.69%	-0.19%	11.12%	12.58%	2.15%	1.96%
Class A (MOP)	-8.05%	-2.05%	9.87%	11.82%
Class C (NAV)	-3.43%	-0.95%	10.25%	11.75%	2.95%	2.71%
Class C (CDSC)	-4.39%	-0.95%	10.25%	11.75%
Class I [1]	-2.41%	0.08%	11.49%	13.07%	1.95%	1.71%
MSCI China Index[2]	-1.25%	-2.97%	7.57%	11.21%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-256-8445.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

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Clough China Fund
Performance Update	April 30, 2014 (Unaudited)

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.
[2]

The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of December 30, 2005.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified. This Fund is not suitable for all investors.

Top Ten Holdings (as a % of Net Assets) †

Tencent Holdings, Ltd.	7.29%
China Construction Bank Corp., Class H	7.22%
Industrial & Commercial Bank of China, Ltd., Class H	6.34%
China Petroleum & Chemical Corp., Class H	5.71%
Bank of China, Ltd., Class H	4.81%
China Mobile, Ltd.	3.06%
China Everbright International, Ltd.	2.82%
China State Construction International Holdings, Ltd.	2.51%
Sands China, Ltd.	2.50%
Man Wah Holdings, Ltd.	2.46%
Top Ten Holdings	44.72%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

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Clough China Fund
Statement of Investments	April 30, 2014

	Shares	Value (Note 2)

COMMON STOCKS (93.96%)
Communications (14.10%)
Internet (7.29%)
Tencent Holdings, Ltd.	87,400	$ 5,502,699

Telecommunications (6.81%)
China Fiber Optic Network System Group, Ltd.	4,114,000	969,005
China Mobile, Ltd.	243,000	2,309,973
China Telecom Corp., Ltd., Class H	1,820,000	931,092
China Unicom Hong Kong, Ltd.	606,000	929,020

		5,139,090

TOTAL COMMUNICATIONS		10,641,789

Consumer Discretionary (0.61%)
Specialty Retail (0.61%)
China ZhengTong Auto Services Holdings, Ltd.(a)	845,500	461,982

TOTAL CONSUMER DISCRETIONARY		461,982

Consumer, Cyclical (15.47%)
Apparel (2.77%)
Shenzhou International Group Holdings, Ltd.	258,000	890,138
Sitoy Group Holdings, Ltd.	1,997,000	1,197,123

		2,087,261

Auto Manufacturers (2.48%)
Chongqing Changan Automobile Co., Ltd.	717,970	1,296,485
Dongfeng Motor Group Co., Ltd., Class H	432,000	577,532

		1,874,017

Home Furnishings (0.47%)
Haier Electronics Group Co., Ltd.	143,000	351,761

Lodging (4.71%)
Galaxy Entertainment Group, Ltd.(a)	120,000	947,301
Sands China, Ltd.	256,800	1,885,365
SJM Holdings, Ltd.	261,000	726,084

		3,558,750

Retail (3.19%)
China Dongxiang Group Co., Ltd.	3,116,000	552,475
Man Wah Holdings, Ltd.	1,129,356	1,854,753

		2,407,228

	Shares	Value (Note 2)

Textiles (1.85%)
Pacific Textile Holdings, Ltd.	1,098,000	$ 1,393,575

TOTAL CONSUMER, CYCLICAL		11,672,592

Consumer, Non-Cyclical (3.50%)
Cosmetics/Personal Care (0.23%)
Vinda International Holdings, Ltd.	118,000	172,804

Food (3.27%)
China Mengniu Dairy Co., Ltd.	127,000	653,559
China Modern Dairy Holdings, Ltd.(a)	1,914,000	821,567
Want Want China Holdings, Ltd.	630,000	990,313

		2,465,439

TOTAL CONSUMER, NON-CYCLICAL		2,638,243

Diversified (1.80%)
Holding Companies-Diversified (1.80%)
Hutchison Whampoa, Ltd.	99,000	1,358,231

TOTAL DIVERSIFIED		1,358,231

Energy (9.72%)
Energy-Alternate Sources (1.02%)
China Longyuan Power Group Corp., Class H	750,000	772,499

Oil & Gas (5.71%)
China Petroleum & Chemical Corp., Class H	4,858,000	4,312,719

Oil & Gas Services (0.88%)
CIMC Enric Holdings, Ltd.	458,000	664,421

Pipelines (2.11%)
China Gas Holdings, Ltd.	976,000	1,588,732

TOTAL ENERGY		7,338,371

Financials (30.06%)
Banks (21.29%)
Agricultural Bank of China, Ltd., Class H	3,145,000	1,323,355
Bank of China, Ltd., Class H	8,246,000	3,633,175
China Construction Bank Corp., Class H	7,870,080	5,449,036
China Merchants Bank Co., Ltd., Class H	491,500	880,660

77  |  April 30, 2014

Clough China Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

Banks (continued)
Industrial & Commercial Bank of China, Ltd., Class H	8,004,967	$ 4,783,114

		16,069,340

Diversified Financial Services (1.85%)
China Galaxy Securities Co., Ltd., Class H(a)	1,137,000	666,934
Haitong Securities Co., Ltd., Class H	521,200	731,006

		1,397,940

Insurance (1.96%)
Ping An Insurance Group Co. of China, Ltd., Class H	199,500	1,480,714

Real Estate (4.96%)
China Overseas Land & Investment, Ltd.	428,000	1,053,600
China South City Holdings, Ltd.	2,174,000	910,267
Country Garden Holdings Co., Ltd.	1,035,000	414,991
Franshion Properties China, Ltd.	1,434,000	452,216
Shimao Property Holdings, Ltd.	458,000	908,173

		3,739,247

TOTAL FINANCIALS		22,687,241

Industrials (13.69%)
Building Materials (2.26%)
Anhui Conch Cement Co., Ltd., Class H	456,000	1,702,591

Electrical Equipment (0.55%)
China High Speed Transmission Equipment Group Co., Ltd.(a)	592,000	413,845

Engineering & Construction (3.88%)
China Railway Construction Corp., Ltd., Class H	1,250,500	1,037,724
China State Construction International Holdings, Ltd.	1,132,000	1,893,541

		2,931,265

Environmental Control (3.55%)
China Everbright International, Ltd.	1,698,000	2,130,245
CT Environmental Group, Ltd.(a)	946,000	545,926

		2,676,171

		Value
	Shares	(Note 2)

Hand/Machine Tools (0.78%)
Techtronic Industries Co., Ltd.	185,364	$ 592,261

Machinery-Diversified (1.54%)
CSR Corp., Ltd., Class H	1,588,000	1,162,237

Transportation (1.13%)
Sinotrans, Ltd., Class H	1,544,000	854,178

TOTAL INDUSTRIALS		10,332,548

Technology (1.07%)
Electrical Equipment & Instruments (1.07%)
Byd Co., Ltd., Class H(a)	149,500	808,975

TOTAL TECHNOLOGY		808,975

Utilities (3.94%)
Electrical Equipment (1.48%)
Huadian Fuxin Energy Corp., Ltd., Class H	2,386,000	1,115,703

Gas (1.48%)
Beijing Enterprises Holdings, Ltd.	128,000	1,114,694

Water (0.98%)
Beijing Enterprises Water Group, Ltd.	1,164,000	739,780

TOTAL UTILITIES		2,970,177

TOTAL COMMON STOCKS (Cost $62,449,758)		70,910,149

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (0.34%)
Money Market Fund (0.34%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.055%	253,936	253,936

TOTAL SHORT TERM INVESTMENTS (Cost $253,936)			253,936

78 | April 30, 2014

Clough China Fund
Statement of Investments	April 30, 2014

Value
(Note 2)

TOTAL INVESTMENTS (94.30%) (Cost $62,703,694)	$71,164,085
Other Assets In Excess Of Liabilities (5.70%)	4,300,369

NET ASSETS (100.00%)	$75,464,454

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

79  |  April 30, 2014

Clough China Fund
Statement of Assets and Liabilities	April 30, 2014

ASSETS
Investments, at value	$71,164,085
Foreign currency, at value (Cost $5,362,803)	5,367,350
Receivable for investments sold	1,474,858
Receivable for shares sold	831
Dividends receivable	14,021
Prepaid expenses and other assets	17,702
Total Assets	78,038,847
LIABILITIES
Payable for investments purchased	2,307,335
Payable for shares redeemed	77,819
Investment advisory fees payable	100,603
Administration and transfer agency fees payable	16,323
Distribution and services fees payable	16,096
Trustees’ fees and expenses payable	701
Professional fees payable	28,591
Accrued expenses and other liabilities	26,925
Total Liabilities	2,574,393
NET ASSETS	$75,464,454

NET ASSETS CONSIST OF
Paid-in capital	$68,915,771
Accumulated net investment income	173,708
Accumulated net realized loss on investments and foreign currency transactions	(2,089,999)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,464,974
NET ASSETS	$75,464,454

INVESTMENTS, AT COST	$62,703,694

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$20.72
Net Assets	$31,164,142
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,504,036
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$21.93
Class C:
Net Asset Value, offering and redemption price per share(a)	$19.94
Net Assets	$10,865,502
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	544,949
Class I:
Net Asset Value, offering and redemption price per share	$21.11
Net Assets	$33,434,810
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,583,959

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

80  |  April 30, 2014

Clough China Fund
Statement of Operations	For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends	$2,286,061
Foreign taxes withheld on dividends	(119,466)
Total Investment Income	2,166,595

EXPENSES
Investment advisory fees	1,155,579
Administrative and transfer agency fees	150,311
Distribution and service fees
Class A	90,072
Class C	121,069
Professional fees	30,156
Networking fees
Class A	15,272
Class C	10,431
Class I	12,632
Reports to shareholders and printing fees	13,963
State registration fees	43,532
SEC registration fees	1,450
Insurance fees	1,326
Custody fees	99,353
Trustees’ fees and expenses	3,197
Miscellaneous expenses	18,150
Total Expenses	1,766,493
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(40,594)
Class C	(18,643)
Class I	(40,939)
Net Expenses	1,666,317
Net Investment Income	500,278
Net realized gain on investments	2,054,689
Net realized gain on foreign currency transactions	6,743
Net change in unrealized depreciation on investments	(5,386,635)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,955
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,321,248)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,820,970)

See Notes to Financial Statements.

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Clough China Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$500,278	$401,561
Net realized gain on investments and foreign currency transactions	2,061,432	1,151,438
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(5,382,680)	5,521,514
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,820,970)	7,074,513

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(300,642)	(38,487)
Class C	(39,515)	–
Class I	(359,841)	(61,529)
Net Decrease in Net Assets from Distributions	(699,998)	(100,016)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	13,818,283	8,119,247
Class C	4,109,696	2,575,377
Class I	17,778,504	41,213,968
Dividends reinvested
Class A	401,410	25,075
Class C	21,934	–
Class I	167,997	18,451
Shares redeemed, net of redemption fees
Class A	(14,337,423)	(10,136,711)
Class C	(4,986,624)	(3,351,866)
Class I	(8,919,474)	(45,590,967)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	8,054,303	(7,127,426)

Net increase/(decrease) in net assets	4,533,335	(152,929)

NET ASSETS
Beginning of year	70,931,119	71,084,048
End of year *	$75,464,454	$70,931,119

* Including accumulated net investment income of:	$173,708	$336,688

See Notes to Financial Statements.

82  |  April 30, 2014

Clough China Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year	For the Year	For the Year	For the Year	For the Period	For the Year
	Ended	Ended	Ended	Ended	August 1, 2009 to	Ended
	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010 (a)(b)	July 31, 2009
Net asset value, beginning of period	$21.45	$18.43	$21.02	$18.21	$16.32	$15.81

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.12(c)	0.15(c)	0.02(c)	(0.04)(c)	0.10	0.09(c)
Net realized and unrealized gain/(loss)	(0.69)	2.90	(2.61)	2.94	1.85	0.62(d)
Total from investment operations	(0.57)	3.05	(2.59)	2.90	1.95	0.71

DISTRIBUTIONS:
From net investment income	(0.17)	(0.03)	–	(0.09)	(0.07)	(0.20)
Total distributions	(0.17)	(0.03)	–	(0.09)	(0.07)	(0.20)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01	0.00(e)	0.00(e)	0.00(c)(e)	0.01	0.00(c)(e)
Net increase/(decrease) in net asset value	(0.73)	3.02	(2.59)	2.81	1.89	0.51
Net asset value, end of year	$20.72	$21.45	$18.43	$21.02	$18.21	$16.32

TOTAL RETURN(f)	(2.69)%	16.54%	(12.32)%	16.00%	12.07%	5.00%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$31,164	$32,709	$30,542	$44,616	$28,695	$15,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.06%	2.14%	2.08%	2.07%	2.24%(g)	2.62%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%	1.95%	1.89%(h)	1.87%(g)(i)	1.95%
Ratio of net investment income/ (loss) to average net assets	0.55%	0.78%	0.13%	(0.22)%	(0.53)%(g)	0.70%
Portfolio turnover rate(j)	232%	221%	174%	170%	110%	120%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Contractual expense limitation changed from 1.85% to 1.95% effective January 1, 2011.
(i)	Contractual expense limitation changed from 1.95% to 1.85% effective January 1, 2010.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

83  |  April 30, 2014

Clough China Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year	For the Year	For the Year	For the Year	For the Period	For the Year
	Ended	Ended	Ended	Ended	August 1, 2009 to	Ended
	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010 (a)(b)	July 31, 2009
Net asset value, beginning of period	$20.71	$17.90	$20.58	$17.89	$16.08	$15.48

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.02)(c)	0.01(c)	(0.11)(c)	(0.21)(c)	(0.17)	(0.01)(c)
Net realized and unrealized gain/(loss)	(0.68)	2.80	(2.57)	2.90	1.98	0.65(d)
Total from investment operations	(0.70)	2.81	(2.68)	2.69	1.81	0.64

DISTRIBUTIONS:
From net investment income	(0.07)	–	–	(0.00)(e)	–	(0.04)
Total distributions	(0.07)	–	–	(0.00)(e)	–	(0.04)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	0.00(e)	0.00(e)	–	–
Net increase/(decrease) in net asset value	(0.77)	2.81	(2.68)	2.69	1.81	0.60
Net asset value, end of year	$19.94	$20.71	$17.90	$20.58	$17.89	$16.08

TOTAL RETURN(f)	(3.43)%	15.70%	(13.02)%	15.13%	11.26%	4.21%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,866	$12,251	$11,674	$16,848	$7,594	$8,267
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.86%	2.94%	2.88%	2.86%	3.18%(g)	3.43%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%	2.70%	2.70%	2.70%(g)	2.70%
Ratio of net investment income/ (loss) to average net assets	(0.09)%	0.07%	(0.62)%	(1.10)%	(1.26)%(g)	(0.05)%
Portfolio turnover rate(h)	232%	221%	174%	170%	110%	120%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 and ($0.005) per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

84  |  April 30, 2014

Clough China Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year	For the Year	For the Year	For the Year	For the Period	For the Year
	Ended	Ended	Ended	Ended	August 1, 2009 to	Ended
	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010 (a)(b)	July 31, 2009
Net asset value, beginning of period	$21.82	$18.71	$21.30	$18.41	$16.52	$16.10

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.19(c)	0.13(c)	0.06(c)	(0.01)(c)	0.01	0.15(c)
Net realized and unrealized gain/(loss)	(0.69)	3.02	(2.65)	3.03	2.03	0.60(d)
Total from investment operations	(0.50)	3.15	(2.59)	3.02	2.04	0.75

DISTRIBUTIONS:
From net investment income	(0.21)	(0.06)	–	(0.13)	(0.15)	(0.33)
Total distributions	(0.21)	(0.06)	–	(0.13)	(0.15)	(0.33)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.02	0.00(e)	0.00(e)	–	–
Net increase/(decrease) in net asset value	(0.71)	3.11	(2.59)	2.89	1.89	0.42
Net asset value, end of year	$21.11	$21.82	$18.71	$21.30	$18.41	$16.52

TOTAL RETURN(f)	(2.41)%	16.95%	(12.16)%	16.45%	12.36%	5.51%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$33,435	$25,972	$28,868	$41,054	$15,071	$9,744
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.81%	1.94%	1.85%	1.85%	1.86%(g)	1.97%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.70%	1.70%	1.53%(h)	1.40%(g)	1.40%
Ratio of net investment income/ (loss) to average net assets	0.83%	0.69%	0.33%	(0.03)%	0.08%(g)	1.20%
Portfolio turnover rate(i)	232%	221%	174%	170%	110%	120%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund and Class I was known as the Institutional Class.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Contractual expense limitation changed from 1.40% to 1.70% effective January 1, 2011.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

85  |  April 30, 2014

RiverFront Global Allocation Series
Management Commentary	April 30, 2014 (Unaudited)

Year in Review

Looking over the past twelve months, there have been moments in the market where investors, concerned about debt, Obamacare, the economy, geopolitical tensions, etc., have feared that stocks have become unhinged from fundamentals. At RiverFront, we disagree. While we acknowledge that US equities are close to fair value, we believe there is a true recovery ongoing for Main Street. Our baseline scenario assumes broader and more stable economic growth, which should finally be felt in the form of stronger job growth and increased investment spending. Wall Street will continue to have to deal with the reduction or “tapering” of bond purchases by the Federal Reserve which likely will ultimately lead to higher interest rates.

Remaining true to our discipline and our annual capital market assumption process, we have responded to last year’s large gains in global equities by adjusting the asset allocation mix for each of our funds, especially in those with three-to five-year investment horizons. Based on our latest optimization, we made the following broad asset allocation decisions as we moved into 2014:

»

We maintained high stock weightings relative to bonds, but replaced some of last year’s biggest gainers (US Small Caps, Higher-Volatility US Large Caps) by raising exposure to less volatile Dividend Payers and Real Estate Investment Trusts (REITs). Both underperformed in 2013 but had higher long-term trend returns than US Large Caps.

»	Added to US Micro Caps, which were near their 88-year trend (US Small Caps were about 20% above trend).
»	Maintained exposure to short duration bonds (our average is now about two years) and increased the relative exposure to short-duration high yield in longer-term strategies.
»

Eliminated Emerging Market (EM) stocks from shorter-term strategies and reduced EM in longer-term strategies to lower risk. Added Developed International (further below trend and less volatile than EM) and some core US in growth-oriented strategies.

Through the beginning of the year, we have seen rotation in the global markets and are trying to decide if it is temporary and counter trend, or reflecting the beginning of new trends. Asset classes such as emerging markets (especially Latin America), longer duration bonds, utilities, Master Limited Partnerships (MLPs) and REITS have been strong performers thus far in 2014. Developed world stocks (especially Japan), mid and small caps, and higher momentum US equity sectors such as technology and biotechnology have underperformed on a relative basis.

The weakness in smaller cap stocks and technology, combined with the strength in bonds would typically indicate economic weakness; yet the data has been stable to stronger. Meanwhile emerging markets have firmed as commodity prices have stabilized, also arguing for improved global growth prospects. Furthermore another reliable indicator of economic weakness, the yield difference between corporate and Treasury bonds, has been stable. Thus, we believe the decline in bond yields is temporary.

An argument has been made that investors are reacting to better economic news by worrying that better data brings the Fed closer to raising interest rates and fearing that it will mistakenly raise rates too soon. We think this makes some sense as an explanation, but while we do see rates rising in 2015, we believe the Fed, under Janet Yellen’s new leadership, will want to see clear signs of persistent economic strength. Japan’s weakness is also policy related. The consumption tax was raised on April 1st and investors are clearly worried about the sustainability of the economic and earnings recovery. We have recently neutralized our weight in Japan.

We have hedged some of our euro exposure. The European Central Bank (ECB) is slowly, but surely, becoming more proactive in preventing deflation and sustaining recovery in the Eurozone. In contrast, the US Federal Reserve is likely to be the first among major developed market central banks to raise interest rates as the US economy exhibits relative strength.

Unlike quantitative easing (QE) in the US, where the Fed is purchasing Treasuries and government agency mortgage-backed securities, ‘private QE’ in Europe is being designed to get credit to small businesses flowing again. While sovereign credit spreads have come down significantly since Mario Draghi pledged to do “whatever it takes” to prevent the Eurozone from breaking apart, borrowing costs for small businesses, which are the engine of the European economy, remain restrictive. With the sovereign debt crisis mostly behind it, in our view, we think the ECB’s attention will increasingly be towards jump-starting growth through small business lending. As a result, we recently lowered our euro-currency exposure and raised weightings in European small caps, given the increased likelihood of euro weakness and targeted stimulus from the ECB.

Performance Discussion

RiverFront’s investment process combines dynamic strategic asset allocation with tactical adjustment tools. We believe that over longer time frames, valuation, or the price you pay for an asset, is the single most important determinant of your odds of being successful. However, in our view, investors rarely give themselves or their investment manager sufficient time to be proven right. Thus Riverfront incorporates tactical adjustments to our dynamic strategic allocations in an attempt to manage risk and lower short term volatility for our shorter time horizon portfolios (3-7 years) and to enhance returns in our longer term portfolios (7-10 yrs).

Tactical moves in our more conservative offerings tend to be more oriented to “risk management” than opportunistic adjustments. In our two most conservative strategies (Conservative Income Builder and Moderate Growth & Income), we seek to navigate short-term cycles with less volatility, and provide our clients the reassurance that portfolio risks will be actively managed; thereby giving them the confidence to remain invested across a market cycle. Conversely, tactical tilts in our longer time frame funds tend to be more opportunistic. Given the longer time horizon (7-10) years for these funds, investors in these strategies should be able to withstand higher levels of volatility in times of market uncertainly in order to achieve their longer term goals.

86  |  April 30, 2014

RiverFront Global Allocation Series
Management Commentary	April 30, 2014 (Unaudited)

With this process as the backdrop, the RiverFront Investment Team typically constructs a core portfolio of securities and then makes variations in position sizes to conform to the risk profile of each individual model. For example, our most aggressive offering, the Global Growth Fund is comprised of all equities. Those same equities are utilized in Global Allocation, but a measure of fixed income is added to provide a potential offset to downside volatility. To that end, the drivers of performance for the two funds will be the same, generally, just in different degrees. The same holds true for the balanced funds (those that contain a higher proportion of fixed income) Dynamic Equity Income, Moderate Growth & Income and Conservative Income Builder.

Any discussion of the performance of the RiverFront funds over the past year must include a snapshot of the variance in performance of the various asset classes that constitute the investable universe for each. All of the funds, regardless of investment time horizon, are globally allocated. Our Price Matters® framework prescribes the parameters for the various asset classes – domestic equity, developed international and emerging markets, fixed income – as we work through the RiverFront Capital Market Assumptions annually. In addition to being globally allocated, four of the funds have a fixed income component. There have been wide discrepancies amongst the performance of these asset classes as the table below illustrates. As of April 30, 2014, the performance results for the indices representing RiverFront’s investable asset classes were as follows:

Benchmark Indexes*	1-YR Return**
S&P 500 Total Return	20.44%
S&P 1000 Total Return	20.40%
MSCI EAFE (Net)	13.35%
MSCI Emerging Markets (Net)	-1.84%
MSCI All Country World Index (Net)	14.40%
Barclays US Aggregate	-0.26%
Barclays US Treasury Index	-1.59%
Barclays US Short Treasury Index (1-3M)	0.04%

Data as of 4/30/2013

*	For index definitions see footnotes at the end of the management commentary and below the performance data on the following pages.
**	For a complete presentation of RiverFront mutual fund and relevant benchmark performance, please refer to the Performance Discussion on the following pages.

While mutual funds are benchmarked against a single index benchmark, the RiverFront investment managers are charged with constructing the strategies based on the following mandates which included blended components of some of the indices listed in the table above:

RiverFront Growth Funds – investment time horizons range from 7-10 years.

These funds are optimized to a longer time horizon and assume that investors are willing to accept more volatility.

The RiverFront Global Growth strategy is invested based on a 100% allocation to the MSCI All Country World Index Net.

The RiverFront Global Allocation strategy is invested according to a blend of 80% MSCI All Country World Index Net/20% Barclays US Aggregate Bond Index.

The RiverFront Dynamic Equity Income strategy is invested according to a blend of 70% MSCI All Country World Index Net/30% Barclays US Aggregate Bond Index.

RiverFront Balanced Funds – investment time horizons range from 3-7 years.

The RiverFront Moderate Growth & Income strategy is invested according to a blend of 50% S&P 500/50% Barclays US Aggregate Bond Index.

The RiverFront Conservative Income Builder strategy is invested according to a blend of 30% S&P 500/70% Barclays US Aggregate Bond Index.

Performance Contributors:

»

The allocation to Master Limited Partnerships (MLPs) and Real Estate Investment Trusts (REITs) contributed positively to performance. We like MLPs due to the attractive distribution yields and potential growth of distributions. We have increased our allocation to REITs given their lower relative valuation and relative underperformance over the period. We believe REITs have the potential to outperform in an environment where real estate fundamentals are improving.

»	The allocation to microcap was positive. We had an allocation here given our belief that an easier credit environment and an improving US economy could boost valuation levels higher.
»	Domestic equity sectors that contributed positively included consumer staples, consumer discretionary and financials.
»

In the balanced funds, we remain underweight relative to the strategic allocations. We continue to prefer stocks to bonds given our belief that fixed income investors will suffer continued erosion of purchasing power and considerable opportunity cost.

Negative Factors:

»

Exposure to emerging markets had a negative impact during the twelve month period as it was the worst performing equity asset class as illustrated by the table above. We have shifted to an underweight here as a risk management decision and only have exposure in those funds optimized for the longest time horizons.

»

While small cap US equities were positive contributor for part of the year, the asset class started to show some of the fatigue associated with stretched valuations. Our allocation here ultimately impacted the funds negatively.

»	U.S equity sectors that had negative impact included healthcare and industrials. Specifically, underweights in biotech and aerospace/defense hurt performance.

87  |  April 30, 2014

RiverFront Global Allocation Series
Management Commentary	April 30, 2014 (Unaudited)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. RiverFront Investment Group, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays Capital U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

88  |  April 30, 2014

RiverFront Conservative Income Builder Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	6.35%	7.30%	5.50%	1.45%
Class A (MOP)	0.50%	3.73%
Class C (NAV)	5.49%	6.51%	6.25%	2.20%
Class C (CDSC)	4.49%	6.51%
Class I	6.53%	7.55%	5.25%	1.20%
Barclays Capital U.S. Aggregate Bond Index[1]	-0.26%	0.59%
30% S&P 500® and 70% Barclays Capital U.S. Aggregate Bond[1,2]	5.68%	6.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

89  |  April 30, 2014

RiverFront Conservative Income Builder Fund
Performance Update	April 30, 2014 (Unaudited)

[1]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund inception date of August 31, 2012. The Fund commenced operations September 4, 2012.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

SPDR® Barclays Short Term Corporate Bond ETF	15.63%
iShares® Barclays 1-3 Year Credit Bond Fund	15.62%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	9.09%
SPDR® Barclays Short Term High Yield Bond ETF	9.02%
Riverfront Strategic Income Fund	7.35%
WisdomTree® LargeCap Dividend Fund	4.06%
Powershares® Dynamic Food & Beverage Portfolio	3.71%
First Trust NASDAQ Technology Dividend Index Fund	3.01%
FlexShares Quality Dividend Index Fund	2.82%
Vanguard® FTSE® Europe ETF	2.70%
Top Ten Holdings	73.01%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

90  |  April 30, 2014

RiverFront Dynamic Equity Income Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	11.15%	6.31%	9.78%	1.84%	1.43%
Class A (MOP)	5.06%	4.34%	8.13%
Class C (NAV)	10.34%	5.51%	8.94%	2.59%	2.18%
Class C (CDSC)	9.34%	5.51%	8.94%
Class I	11.40%	6.55%	10.03%	1.59%	1.18%
MSCI All Country World Index[1]	14.40%	7.45%	11.71%
70% MSCI ACWI and 30% Barclays Capital U.S. Aggregate Bond[1,2]	9.91%	6.53%	9.44%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

91  |  April 30, 2014

RiverFront Dynamic Equity Income Fund
Performance Update	April 30, 2014 (Unaudited)

[1]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® LargeCap Dividend Fund	16.77%
Vanguard® FTSE® Europe ETF	8.97%
SPDR® Barclays Short Term High Yield Bond ETF	6.12%
Riverfront Strategic Income Fund	5.48%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	5.11%
iShares® Russell Microcap Index Fund	4.48%
iShares® MSCI All Country Asia ex Japan Index Fund	3.92%
WisdomTree® Japan Hedged Equity Fund	3.61%
Schwab U.S. REIT ETF	3.45%
DB X-trackers MSCI EAFE Hedged Equity Fund	3.09%
Top Ten Holdings	61.00%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

92  |  April 30, 2014

RiverFront Global Allocation Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	12.32%	5.51%	8.90%	1.95%	1.43%
Class A (MOP)	6.18%	3.54%	7.27%
Class C (NAV)	11.48%	4.72%	8.09%	2.70%	2.18%
Class C (CDSC)	10.48%	4.72%	8.09%
Class I	12.61%	5.80%	9.16%	1.70%	1.18%
MSCI All Country World Index[1]	14.40%	7.45%	11.71%
80% MSCI ACWI and 20% Barclays Capital U.S. Aggregate Bond[1,2]	11.40%	6.86%	10.22%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

93  |  April 30, 2014

RiverFront Global Allocation Fund
Performance Update	April 30, 2014 (Unaudited)

[1]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Vanguard® FTSE® Europe ETF	7.37%
iShares® MSCI All Country Asia ex Japan Index Fund	5.46%
Riverfront Strategic Income Fund	5.45%
Vanguard® Large-Cap ETF	5.19%
WisdomTree® Japan Hedged Equity Fund	4.38%
Vanguard® MSCI EAFE ETF	4.03%
iShares® MSCI EMU Index Fund	3.98%
Powershares® Dynamic Food & Beverage Portfolio	3.58%
PowerShares® S&P 500® High Beta Port ETF	3.47%
iShares® Russell Microcap Index Fund	3.19%
Top Ten Holdings	46.10%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

94  |  April 30, 2014

RiverFront Global Growth Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	13.66%	5.95%	12.55%	1.75%	1.42%
Class A (MOP)	7.38%	3.97%	11.40%
Class C (NAV)	12.84%	5.17%	11.72%	2.50%	2.17%
Class C (CDSC)	11.84%	5.17%	11.72%
Class I	14.01%	6.21%	12.83%	1.50%	1.17%
Class L [1]	13.98%	6.22%	12.82%	1.50%	1.17%
Investor	13.73%	5.99%	12.53%	1.75%	1.42%
S&P 500® Total Return Index[2]	20.44%	13.83%	15.99%
MSCI All Country World Index[3]	14.40%	7.45%	14.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

95  |  April 30, 2014

RiverFront Global Growth Fund
Performance Update	April 30, 2014 (Unaudited)

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[3]

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of October 28, 2008.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The Class A, C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.
Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Vanguard® FTSE® Europe ETF	9.64%
PowerShares® S&P 500® High Beta Port ETF	7.19%
iShares® MSCI All Country Asia ex Japan Index Fund	6.84%
WisdomTree® Japan Hedged Equity Fund	4.99%
iShares® MSCI EMU Index Fund	4.72%
Vanguard® MSCI EAFE ETF	4.25%
DB X-trackers MSCI EAFE Hedged Equity Fund	3.01%
iShares® Russell Microcap Index Fund	2.97%
Vanguard® Large-Cap ETF	2.84%
Wilshire Micro-Cap ETF	2.79%
Top Ten Holdings	49.24%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

96  |  April 30, 2014

RiverFront Moderate Growth & Income Fund
Performance Update	April 30, 2014 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2014)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2014)

	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	9.16%	6.02%	7.95%	1.65%	1.41%
Class A (MOP)	3.14%	4.06%	6.33%
Class C (NAV)	8.33%	5.19%	7.15%	2.40%	2.16%
Class C (CDSC)	7.33%	5.19%	7.15%
Class I	9.43%	6.29%	8.22%	1.40%	1.16%
S&P 500® Total Return Index[1]	20.44%	13.83%	17.23%
50% S&P 500® and 50% Barclays Capital U.S. Aggregate Bond[1,2]	9.77%	8.84%	10.69%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

97  |  April 30, 2014

RiverFront Moderate Growth & Income Fund
Performance Update	April 30, 2014 (Unaudited)

[1]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through August 31, 2014. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® LargeCap Dividend Fund	11.11%
Riverfront Strategic Income Fund	7.39%
iShares® Barclays 1-3 Year Credit Bond Fund	7.39%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	6.81%
SPDR® Barclays Short Term High Yield Bond ETF	6.78%
Powershares® Dynamic Food & Beverage Portfolio	5.94%
Vanguard® FTSE® Europe ETF	4.26%
Schwab U.S. REIT ETF	4.07%
SPDR® Barclays Short Term Corporate Bond ETF	3.94%
FlexShares Quality Dividend Index Fund	3.73%
Top Ten Holdings	61.42%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

98  |  April 30, 2014

RiverFront Conservative Income Builder Fund
Statement of Investments	April 30, 2014

	Shares	Value (Note 2)

COMMON STOCKS (3.41%)
Communications (0.55%)
Media (0.55%)
The Walt Disney Co.	460	$36,497

TOTAL COMMUNICATIONS		36,497

Consumer, Cyclical (0.56%)
Retail (0.56%)
CVS Caremark Corp.	507	36,869

TOTAL CONSUMER, CYCLICAL		36,869

Consumer, Non-Cyclical (1.77%)
Cosmetics/Personal Care (0.48%)
Colgate-Palmolive Co.	470	31,631

Food (0.57%)
General Mills, Inc.	706	37,432

Pharmaceuticals (0.72%)
Abbott Laboratories	1,228	47,573

TOTAL CONSUMER, NON-CYCLICAL		116,636

Financials (0.53%)
Diversified Financial Services (0.53%)
Discover Financial Services	618	34,546

TOTAL FINANCIALS		34,546

TOTAL COMMON STOCKS (Cost $204,554)		224,548

EXCHANGE TRADED FUNDS (89.62%)
Debt (58.60%)
iShares® Barclays 1-3 Year Credit Bond Fund	9,754	1,029,145
iShares® iBoxx $ High Yield Corporate Bond Fund	658	62,076
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	5,615	599,120
Riverfront Strategic Income Fund(a)	19,045	484,124
SPDR® Barclays Capital High Yield Bond ETF	1,507	62,314
SPDR® Barclays Short Term Corporate Bond ETF	33,444	1,029,741

	Shares	Value (Note 2)

Debt (continued)
SPDR® Barclays Short Term High Yield Bond ETF	19,198	$594,370

		3,860,890

Equity (31.02%)
DB X-trackers MSCI EAFE Hedged Equity Fund	4,766	130,112
First Trust NASDAQ Technology Dividend Index Fund	7,830	198,099
FlexShares Quality Dividend Index Fund	5,436	185,694
Global X MLP & Energy Infrastructure ETF	2,017	35,701
Guggenheim Insider Sentiment ETF	697	32,738
Guggenheim S&P 500® Equal Weight Energy ETF	518	45,004
iShares® MSCI Australia Index Fund	1,218	32,216
iShares® MSCI EAFE Value ETF	1,149	67,802
iShares® MSCI EMU Index Fund	2,828	121,745
iShares® MSCI United Kingdom Index Fund	1,263	27,180
iShares® Transportation Average ETF	305	41,840
Powershares® Dynamic Food & Beverage Portfolio	9,038	244,116
Schwab U.S. REIT ETF	2,714	93,199
Utilities Select Sector SPDR® Fund	3,515	152,129
Vanguard® FTSE® Europe ETF	2,944	178,141
Vanguard® Information Technology ETF	598	54,257
WisdomTree® Japan Hedged Equity Fund	1,979	91,212
WisdomTree® Japan SmallCap Dividend Fund	908	44,901
WisdomTree® LargeCap Dividend Fund	3,890	267,204

		2,043,290

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,724,365)		5,904,180

EXCHANGE TRADED NOTES (2.08%)
Equity (2.08%)
Barclays ETN+ Select MLP ETNs	2,251	65,054
Credit Suisse Cushing® 30 MLP Index ETN	2,169	72,097

		137,151

TOTAL EXCHANGE TRADED NOTES
(Cost $120,101)		137,151

99  |  April 30, 2014

RiverFront Conservative Income Builder Fund
Statement of Investments	April 30, 2014

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (4.35%)
Money Market Fund (4.35%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.055%	286,915	$286,915

TOTAL SHORT TERM INVESTMENTS
(Cost $286,915)			286,915

TOTAL INVESTMENTS (99.46%)
(Cost $6,335,935)			$6,552,794

Other Assets In Excess Of Liabilities (0.54%)			35,573

NET ASSETS (100.00%)			$6,588,367

(a)	Affiliated Company. See Note 7 to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

EMU - European Monetary Union.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

FTSE - Financial Times and the London Stock Exchange.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

100  |  April 30, 2014

RiverFront Dynamic Equity Income Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

COMMON STOCKS (4.21%)
Communications (0.76%)
Media (0.76%)
The Walt Disney Co.	5,703	$452,476

TOTAL COMMUNICATIONS		452,476

Consumer, Cyclical (0.76%)
Retail (0.76%)
CVS Caremark Corp.	6,195	450,500

TOTAL CONSUMER, CYCLICAL		450,500

Consumer, Non-Cyclical (2.09%)
Cosmetics/Personal Care (0.67%)
Colgate-Palmolive Co.	5,928	398,954

Food (0.71%)
General Mills, Inc.	8,012	424,796

Pharmaceuticals (0.71%)
Abbott Laboratories	10,821	419,206

TOTAL CONSUMER, NON-CYCLICAL		1,242,956

Financials (0.60%)
Diversified Financial Services (0.60%)
Discover Financial Services	6,332	353,959

TOTAL FINANCIALS		353,959

TOTAL COMMON STOCKS (Cost $2,264,857)		2,499,891

EXCHANGE TRADED FUNDS (88.80%)
Debt (17.05%)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	27,904	2,977,357
Riverfront Strategic Income Fund(a)	125,419	3,188,151
SPDR® Barclays Capital High Yield Bond ETF	9,732	402,418
SPDR® Barclays Short Term High Yield Bond ETF	115,038	3,561,577

		10,129,503

Equity (71.75%)
DB X-trackers MSCI EAFE Hedged Equity Fund	65,940	1,800,162
First Trust NASDAQ Technology Dividend Index Fund	31,205	789,486

		Value
	Shares	(Note 2)

Equity (continued)
FlexShares Quality Dividend Index Fund	25,815	$881,840
Global X FTSE Nordic Region ETF	11,410	295,633
Global X MLP & Energy Infrastructure ETF	51,128	904,966
Global X Norway 30 ETF	26,150	453,441
Guggenheim Insider Sentiment ETF	7,411	348,095
Guggenheim S&P 500® Equal Weight Energy ETF	11,762	1,021,883
iShares® MSCI All Country Asia ex Japan Index Fund	38,295	2,283,148
iShares® MSCI Australia Index Fund	49,049	1,297,346
iShares® MSCI EMU Index Fund	38,408	1,653,464
iShares® MSCI Poland Capped ETF	14,358	435,335
iShares® MSCI Spain Capped ETF	14,351	602,311
iShares® North American Tech-Multimedia Networking ETF	32,810	1,092,245
iShares® Russell Microcap Index Fund	35,917	2,610,088
iShares® Transportation Average ETF	3,028	415,381
Powershares® Dynamic Food & Beverage Portfolio	55,851	1,508,536
PowerShares® S&P 500® High Beta Port ETF	18,355	572,125
Schwab U.S. REIT ETF	58,490	2,008,547
Vanguard® FTSE® Europe ETF	86,277	5,220,621
Vanguard® Information Technology ETF	7,208	653,982
Wilshire Micro-Cap ETF	19,439	517,272
WisdomTree® Europe Hedged Equity Fund	25,233	1,451,402
WisdomTree® Europe SmallCap Dividend Fund	22,998	1,435,995
WisdomTree® Japan Hedged Equity Fund	45,554	2,099,584
WisdomTree® Japan SmallCap Dividend Fund	10,407	514,626
WisdomTree® LargeCap Dividend Fund	142,177	9,766,138

		42,633,652

TOTAL EXCHANGE TRADED FUNDS (Cost $49,209,789)		52,763,155

101  |  April 30, 2014

RiverFront Dynamic Equity Income Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

EXCHANGE TRADED NOTES (2.34%)
Equity (2.34%)
Barclays ETN+ Select MLP ETNs	26,164	$756,140
Credit Suisse Cushing® 30 MLP Index ETN	19,105	635,050

		1,391,190

TOTAL EXCHANGE TRADED NOTES (Cost $1,204,261)		1,391,190

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (2.59%)
Money Market Fund (2.59%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.055%	1,538,531	1,538,531

TOTAL SHORT TERM INVESTMENTS (Cost $1,538,531)			1,538,531

TOTAL INVESTMENTS (97.94%) (Cost $54,217,438)			$58,192,767

Other Assets In Excess Of Liabilities (2.06%)			1,221,536

NET ASSETS (100.00%)			$59,414,303

(a)	Affiliated Company. See Note 7 to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

EMU - European Monetary Union.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

FTSE - Financial Times and the London Stock Exchange.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

102  |  April 30, 2014

RiverFront Global Allocation Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

COMMON STOCKS (4.58%)
Communications (1.33%)
Internet (0.54%)
eBay, Inc.(a)	3,533	$183,116

Media (0.79%)
The Walt Disney Co.	3,409	270,470

TOTAL COMMUNICATIONS		453,586

Consumer, Cyclical (0.67%)
Retail (0.67%)
CVS Caremark Corp.	3,160	229,795

TOTAL CONSUMER, CYCLICAL		229,795

Consumer, Non-Cyclical (2.07%)
Food (0.73%)
General Mills, Inc.	4,719	250,201

Pharmaceuticals (1.34%)
Abbott Laboratories	5,386	208,654
Omnicare, Inc.	4,241	251,364

		460,018

TOTAL CONSUMER, NON-CYCLICAL		710,219

Financials (0.51%)
Diversified Financial Services (0.51%)
Discover Financial Services	3,100	173,290

TOTAL FINANCIALS		173,290

TOTAL COMMON STOCKS (Cost $1,393,232)		1,566,890

EXCHANGE TRADED FUNDS (91.90%)
Debt (7.21%)
iShares® iBoxx $ High Yield Corporate Bond Fund	3,180	300,001
Riverfront Strategic Income Fund(b)	73,453	1,867,175
SPDR® Barclays Capital High Yield Bond ETF	7,294	301,607

		2,468,783

Equity (84.69%)
DB X-trackers MSCI EAFE Hedged Equity Fund	37,890	1,034,397
Financial Select Sector SPDR® Fund	34,134	749,583

		Value
	Shares	(Note 2)

Equity (continued)
First Trust Dow Jones® Select Micro-Cap Index Fund	22,652	$702,892
First Trust NASDAQ Technology Dividend Index Fund	32,624	825,387
FlexShares Quality Dividend Index Fund	24,460	835,554
Global X FTSE Nordic Region ETF	6,812	176,499
Global X MLP & Energy Infrastructure ETF	16,335	289,129
Global X Norway 30 ETF	17,756	307,889
Guggenheim Insider Sentiment ETF	3,710	174,259
Guggenheim S&P 500® Equal Weight Energy ETF	6,363	552,817
iShares® MSCI All Country Asia ex Japan Index Fund	31,375	1,870,577
iShares® MSCI Australia Index Fund	29,028	767,791
iShares® MSCI EAFE Index Fund	7,354	502,425
iShares® MSCI EMU Index Fund	31,648	1,362,446
iShares® MSCI Japan Index Fund	24,700	273,676
iShares® MSCI Poland Capped ETF	8,402	254,749
iShares® MSCI Spain Capped ETF	9,771	410,089
iShares® MSCI Switzerland Index Fund	10,700	374,821
iShares® MSCI United Kingdom Index Fund	13,464	289,745
iShares® North American Tech-Multimedia Networking ETF	19,187	638,735
iShares® Russell Microcap Index Fund	15,035	1,092,593
iShares® Transportation Average ETF	2,845	390,277
iShares® US Consumer Goods ETF	10,397	1,006,638
Powershares® Dynamic Food & Beverage Portfolio	45,336	1,224,525
PowerShares® FTSE® RAFI Developed Markets ex-U.S. Portfolio	11,532	516,980
PowerShares® S&P 500® High Beta Port ETF	38,100	1,187,577
Schwab U.S. REIT ETF	22,840	784,326
Vanguard® FTSE® Developed Markets ETF	32,897	1,379,042
Vanguard® FTSE® Europe ETF	41,704	2,523,509
Vanguard® Information Technology ETF	3,683	334,159
Vanguard® Large-Cap ETF	20,562	1,778,202
Wilshire Micro-Cap ETF	32,778	872,223
WisdomTree® Europe Hedged Equity Fund	14,951	859,981

103  |  April 30, 2014

RiverFront Global Allocation Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

Equity (continued)
WisdomTree® Europe SmallCap Dividend Fund	13,688	$854,679
WisdomTree® Japan Hedged Equity Fund	32,506	1,498,201
WisdomTree® Japan SmallCap Dividend Fund	6,166	304,909

		29,001,281

TOTAL EXCHANGE TRADED FUNDS (Cost $28,645,141)		31,470,064

EXCHANGE TRADED NOTES (1.06%)
Equity (1.06%)
Barclays ETN+ Select MLP ETNs	12,570	363,273

TOTAL EXCHANGE TRADED NOTES (Cost $341,901)		363,273

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (2.38%)
Money Market Fund (2.38%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.055%	815,885	815,885

TOTAL SHORT TERM INVESTMENTS (Cost $815,885)			815,885

TOTAL INVESTMENTS (99.92%) (Cost $31,196,159)			$34,216,112

Other Assets In Excess Of Liabilities (0.08%)			27,392

NET ASSETS (100.00%)			$34,243,504

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 7 to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

EMU - European Monetary Union.

ETN - Exchange Traded Note.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

RAFI - Research Affiliates Fundamental Index.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

104  |  April 30, 2014

RiverFront Global Growth Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

COMMON STOCKS (5.31%)
Communications (1.41%)
Internet (0.63%)
eBay, Inc.(a)	8,831	$457,711

Media (0.78%)
The Walt Disney Co.	7,203	571,486

TOTAL COMMUNICATIONS		1,029,197

Consumer, Cyclical (0.79%)
Retail (0.79%)
CVS Caremark Corp.	7,976	580,015

TOTAL CONSUMER, CYCLICAL		580,015

Consumer, Non-Cyclical (2.52%)
Food (0.95%)
General Mills, Inc.	13,114	695,304

Pharmaceuticals (1.57%)
Abbott Laboratories	13,680	529,963
Omnicare, Inc.	10,496	622,098

		1,152,061

TOTAL CONSUMER, NON-CYCLICAL		1,847,365

Financials (0.59%)
Diversified Financial Services (0.59%)
Discover Financial Services	7,760	433,784

TOTAL FINANCIALS		433,784

TOTAL COMMON STOCKS (Cost $3,456,251)		3,890,361

EXCHANGE TRADED FUNDS (91.13%)
Equity (91.13%)
DB X-trackers MSCI EAFE Hedged Equity Fund	80,809	2,206,086
Financial Select Sector SPDR® Fund	68,047	1,494,312
First Trust Dow Jones® Select Micro-Cap Index Fund	59,897	1,858,604
First Trust NASDAQ Technology Dividend Index Fund	68,112	1,723,234
FlexShares Quality Dividend Index Fund	32,575	1,112,762
Global X FTSE Nordic Region ETF	14,460	374,659
Global X MLP & Energy Infrastructure ETF	43,474	769,490
Global X Norway 30 ETF	37,587	651,759

		Value
	Shares	(Note 2)

Equity (continued)
Guggenheim Insider Sentiment ETF	10,954	$514,509
Guggenheim S&P 500® Equal Weight Energy ETF	18,131	1,575,221
iShares® MSCI All Country Asia ex Japan Index Fund	84,088	5,013,327
iShares® MSCI Australia Index Fund	62,114	1,642,915
iShares® MSCI EMU Index Fund	80,245	3,454,547
iShares® MSCI Japan Index Fund	66,065	732,000
iShares® MSCI Pacific ex-Japan Index Fund	15,225	751,963
iShares® MSCI Poland Capped ETF	17,917	543,243
iShares® MSCI Spain Capped ETF	18,302	768,135
iShares® MSCI Switzerland Index Fund	22,450	786,423
iShares® MSCI United Kingdom Index Fund	26,914	579,189
iShares® North American Tech- Multimedia Networking ETF	20,017	666,366
iShares® Russell Microcap Index Fund	29,954	2,176,757
iShares® Transportation Average ETF	6,351	871,230
iShares® US Consumer Goods ETF	20,627	1,997,106
Powershares® Dynamic Food & Beverage Portfolio	61,178	1,652,418
PowerShares® FTSE® RAFI Developed Markets ex-U.S. Portfolio	32,277	1,446,978
PowerShares® S&P 500® High Beta Port ETF	169,003	5,267,824
Schwab U.S. REIT ETF	54,662	1,877,093
Vanguard® FTSE® Developed Markets ETF	74,349	3,116,710
Vanguard® FTSE® Europe ETF	116,687	7,060,730
Vanguard® Information Technology ETF	21,943	1,990,888
Vanguard® Large-Cap ETF	24,025	2,077,682
Wilshire Micro-Cap ETF	76,849	2,044,952
WisdomTree® Europe Hedged Equity Fund	31,880	1,833,738
WisdomTree® Europe SmallCap Dividend Fund	29,188	1,822,499
WisdomTree® Japan Hedged Equity Fund	79,359	3,657,656

105  |  April 30, 2014

RiverFront Global Growth Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

Equity (continued)
WisdomTree® Japan SmallCap Dividend Fund	12,895	$637,658

		66,750,663

TOTAL EXCHANGE TRADED FUNDS (Cost $58,394,361)		66,750,663

EXCHANGE TRADED NOTES (1.07%)
Equity (1.07%)
Barclays ETN+ Select MLP ETNs	26,954	778,971

TOTAL EXCHANGE TRADED NOTES (Cost $733,894)		778,971

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (2.55%)
Money Market Fund (2.55%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.055%	1,869,138	1,869,138

TOTAL SHORT TERM INVESTMENTS (Cost $1,869,138)			1,869,138

TOTAL INVESTMENTS (100.06%) (Cost $64,453,644)			$73,289,133

Liabilities In Excess Of Other Assets (-0.06%)			(40,512)

NET ASSETS (100.00%)			$73,248,621

(a)	Non-Income Producing Security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

EMU - European Monetary Union.

ETN - Exchange Traded Note.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

RAFI - Research Affiliates Fundamental Index.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

106  |  April 30, 2014

RiverFront Moderate Growth & Income Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

COMMON STOCKS (4.39%)
Communications (0.80%)
Media (0.80%)
The Walt Disney Co.	13,291	$1,054,508

TOTAL COMMUNICATIONS		1,054,508

Consumer, Cyclical (0.78%)
Retail (0.78%)
CVS Caremark Corp.	14,231	1,034,878

TOTAL CONSUMER, CYCLICAL		1,034,878

Consumer, Non-Cyclical (2.17%)
Cosmetics/Personal Care (0.70%)
Colgate-Palmolive Co.	13,700	922,010

Food (0.74%)
General Mills, Inc.	18,406	975,886

Pharmaceuticals (0.73%)
Abbott Laboratories	24,928	965,711

TOTAL CONSUMER, NON-CYCLICAL		2,863,607

Financials (0.64%)
Diversified Financial Services (0.64%)
Discover Financial Services	15,005	838,780

TOTAL FINANCIALS		838,780

TOTAL COMMON STOCKS (Cost $5,175,160)		5,791,773

EXCHANGE TRADED FUNDS (88.61%)
Debt (34.18%)
iShares® Barclays 1-3 Year Credit Bond Fund	92,336	9,742,371
iShares® iBoxx $ High Yield Corporate Bond Fund	13,061	1,232,175
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	84,143	8,978,058
Riverfront Strategic Income Fund(a)	383,662	9,752,688
SPDR® Barclays Capital High Yield Bond ETF	29,976	1,239,508
SPDR® Barclays Short Term Corporate Bond ETF	168,958	5,202,217

		Value
	Shares	(Note 2)

Debt (continued)
SPDR® Barclays Short Term High Yield Bond ETF	288,821	$8,941,898

		45,088,915

Equity (54.43%)
DB X-trackers MSCI EAFE Hedged Equity Fund	96,171	2,625,468
First Trust NASDAQ Technology Dividend Index Fund	164,578	4,163,823
FlexShares Quality Dividend Index Fund	144,058	4,921,021
Global X MLP & Energy Infrastructure ETF	77,660	1,374,582
Guggenheim Insider Sentiment ETF	14,238	668,759
Guggenheim S&P 500® Equal Weight Energy ETF	13,861	1,204,244
iShares® MSCI Australia Index Fund	66,960	1,771,092
iShares® MSCI EAFE Index Fund	44,222	3,021,247
iShares® MSCI EAFE Value ETF	28,140	1,660,541
iShares® MSCI EMU Index Fund	57,941	2,494,360
iShares® MSCI United Kingdom Index Fund	51,428	1,106,731
iShares® North American Tech-Multimedia Networking ETF	48,302	1,607,974
iShares® Transportation Average ETF	7,415	1,017,190
Powershares® Dynamic Food & Beverage Portfolio	290,115	7,836,006
PowerShares® FTSE® RAFI Developed Markets ex-U.S. Portfolio	46,908	2,102,886
Schwab U.S. REIT ETF	156,498	5,374,141
Utilities Select Sector SPDR® Fund	82,194	3,557,356
Vanguard® FTSE® Europe ETF	92,946	5,624,162
Vanguard® Information Technology ETF	16,924	1,535,515
WisdomTree® Japan Hedged Equity Fund	55,296	2,548,593
WisdomTree® Japan SmallCap Dividend Fund	18,567	918,138
WisdomTree® LargeCap Dividend Fund	213,293	14,651,096

		71,784,925

TOTAL EXCHANGE TRADED FUNDS (Cost $109,097,709)		116,873,840

107  |  April 30, 2014

RiverFront Moderate Growth & Income Fund
Statement of Investments	April 30, 2014

		Value
	Shares	(Note 2)

EXCHANGE TRADED NOTES (3.41%)
Equity (3.41%)
Barclays ETN+ Select MLP ETNs	105,098	$3,037,332
Credit Suisse Cushing® 30 MLP Index ETN	43,717	1,453,153

		4,490,485

TOTAL EXCHANGE TRADED NOTES (Cost $3,941,049)		4,490,485

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (2.64%)
Money Market Fund (2.64%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.055%	3,486,309	3,486,309

TOTAL SHORT TERM INVESTMENTS (Cost $3,486,309)			3,486,309

TOTAL INVESTMENTS (99.05%) (Cost $121,700,227)			$130,642,407

Other Assets In Excess Of Liabilities (0.95%)			1,253,769

NET ASSETS (100.00%)			$131,896,176

(a)	Affiliated Company. See Note 7 to Financial Statements.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

EMU - European Monetary Union.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

FTSE - Financial Times and the London Stock Exchange.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

RAFI - Research Affiliates Fundamental Index.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

108  |  April 30, 2014

RiverFront Global Allocation Series
Statements of Assets and Liabilities	April 30, 2014

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
ASSETS
Investments, at value	$6,068,670	$55,004,616	$32,348,937	$73,289,133	$120,889,719
Investments in affiliates, at value	484,124	3,188,151	1,867,175	–	9,752,688
Receivable for investments sold	42,207	–	–	–	1,225,020
Receivable for shares sold	–	1,284,398	72,334	54,290	192,404
Dividends and interest receivable	3,039	20,230	4,033	10,684	54,621
Receivable due from adviser	1,571	–	–	–	–
Prepaid expenses and other assets	10,277	11,904	11,526	58,978	12,347
Total Assets	6,609,888	59,509,299	34,304,005	73,413,085	132,126,799
LIABILITIES
Payable for shares redeemed	–	10,540	5,202	78,200	49,338
Investment advisory fees payable	–	31,359	17,644	41,261	80,760
Administration and transfer agency fees payable	198	5,448	3,342	6,882	12,422
Distribution and services fees payable	3,552	23,593	13,771	14,267	57,487
Trustees’ fees and expenses payable	49	450	274	570	1,049
Professional fees payable	15,510	15,678	15,611	15,756	16,503
Custody fees payable	1,537	1,887	1,552	1,130	1,717
Printing fees payable	235	2,526	1,609	3,420	6,556
Accrued expenses and other liabilities	440	3,515	1,496	2,978	4,791
Total Liabilities	21,521	94,996	60,501	164,464	230,623
NET ASSETS	$6,588,367	$59,414,303	$34,243,504	$73,248,621	$131,896,176

NET ASSETS CONSIST OF
Paid-in capital	$6,263,444	$53,491,603	$29,778,775	$61,248,737	$119,211,021
Accumulated net investment income/(loss)	7,353	15,178	–	2,262	60,631
Accumulated net realized gain on investments	100,711	1,932,193	1,444,776	3,162,133	3,682,344
Net unrealized appreciation in value on investments	216,859	3,975,329	3,019,953	8,835,489	8,942,180
NET ASSETS	$6,588,367	$59,414,303	$34,243,504	$73,248,621	$131,896,176

INVESTMENTS, AT COST	$5,856,946	$51,077,080	$29,359,458	$64,453,644	$112,069,546
INVESTMENTS IN AFFILIATES, AT COST	$478,989	$3,140,358	$1,836,701	$–	$9,630,681

See Notes to Financial Statements.

109  |  April 30, 2014

RiverFront Global Allocation Series
Statements of Assets and Liabilities (continued)	April 30, 2014

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.83	$12.97	$12.97	$15.26	$11.99
Net Assets	$1,100,870	$15,373,878	$9,098,215	$16,439,878	$31,033,184
Shares of beneficial interest outstanding
(unlimited number of shares, no par value common stock authorized)	101,688	1,185,650	701,390	1,077,439	2,588,680
Maximum offering price per share
((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.46	$13.72	$13.72	$16.15	$12.69
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.77	$12.84	$12.83	$15.07	$11.94
Net Assets	$4,106,393	$25,786,795	$14,624,058	$11,510,613	$63,030,708
Shares of beneficial interest outstanding
(unlimited number of shares, no par value common stock authorized)	381,410	2,008,794	1,139,464	763,997	5,278,585
Class I:
Net Asset Value, offering and redemption price per share	$10.66	$12.88	$12.75	$15.32	$11.98
Net Assets	$1,381,104	$18,253,630	$10,521,231	$11,844,635	$37,832,284
Shares of beneficial interest outstanding
(unlimited number of shares, no par value common stock authorized)	129,593	1,417,270	825,441	773,290	3,158,748
Class L:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$15.29	N/A
Net Assets	N/A	N/A	N/A	$25,092,414	N/A
Shares of beneficial interest outstanding
(unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	1,641,169	N/A
Investor Class:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$15.19	N/A
Net Assets	N/A	N/A	N/A	$8,361,081	N/A
Shares of beneficial interest outstanding
(unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	550,551	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

110  |  April 30, 2014

RiverFront Global Allocation Series
Statements of Operations	For the Year Ended April 30, 2014

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
INVESTMENT INCOME
Dividends	$113,718	$1,094,541	$546,861	$1,261,108	$2,941,388
Dividends from affiliated securities	4,863	40,524	24,674	–	106,997
Other income	–	90	31	131	222
Total Investment Income	118,581	1,135,155	571,566	1,261,239	3,048,607

EXPENSES
Investment advisory fees	41,738	383,400	247,136	539,339	1,039,286
Administrative and transfer agency fees	7,108	52,970	34,995	73,797	140,563
Distribution and service fees
Class A	2,038	25,783	21,599	28,226	77,669
Class C	27,598	202,348	117,660	90,588	576,494
Investor Class	–	–	–	21,787	–
Professional fees	16,263	18,266	17,654	19,073	22,209
Reports to shareholders and printing fees	741	6,796	4,334	8,756	17,655
State registration fees	33,646	40,684	38,316	61,742	42,681
Insurance fees	52	722	472	1,104	2,125
Custody fees	9,102	10,391	9,499	8,928	12,232
Trustees’ fees and expenses	197	1,772	1,133	2,432	4,703
Offering costs	19,356	–	–	–	–
Miscellaneous expenses	4,647	14,934	11,931	17,128	23,015
Total Expenses	162,486	758,066	504,729	872,900	1,958,632
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(14,608)	(28,302)	(31,141)	(28,381)	(52,042)
Class C	(50,536)	(55,724)	(41,816)	(22,962)	(96,176)
Class I	(23,541)	(39,925)	(30,843)	(27,339)	(55,830)
Class L	–	–	–	(60,282)	–
Investor Class	–	–	–	(22,272)	–
Net Expenses	73,801	634,115	400,929	711,664	1,754,584
Net Investment Income	44,780	501,040	170,637	549,575	1,294,023
Net realized gain on investments	173,828	2,992,680	2,148,570	6,157,817	7,624,458
Net realized loss on investments - affiliated securities	(270)	–	–	–	–
Net realized gain distributions from other investment companies	1,636	14,904	9,169	24,369	33,187
Net change in unrealized appreciation on investments	107,775	1,272,714	958,395	1,314,672	1,671,672
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	282,969	4,280,298	3,116,134	7,496,858	9,329,317
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$327,749	$4,781,338	$3,286,771	$8,046,433	$10,623,340

See Notes to Financial Statements.

111  |  April 30, 2014

RiverFront Conservative Income Builder Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
OPERATIONS
Net investment income	$44,780	$15,227
Net realized gain on investments	173,828	16,667
Net realized loss on investments - affiliated securities	(270)	–
Net realized gain distributions from other investment companies	1,636	–
Net change in unrealized appreciation on investments	107,775	109,084
Net Increase in Net Assets Resulting from Operations	327,749	140,978
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(7,713)	(895)
Class C	(26,587)	(3,477)
Class I	(11,868)	(12,108)
Dividends to shareholders from net realized gains
Class A	(16,067)	–
Class C	(47,172)	–
Class I	(27,911)	–
Net Decrease in Net Assets from Distributions	(137,318)	(16,480)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	546,840	590,998
Class C	2,524,709	2,176,853
Class I	1,927,846	745,479
Dividends reinvested
Class A	8,715	475
Class C	68,221	2,582
Class I	39,779	12,108
Shares redeemed
Class A	(92,120)	–
Class C	(825,324)	(6,853)
Class I	(1,387,092)	(59,778)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	2,811,574	3,461,864
Net increase in net assets	3,002,005	3,586,362
NET ASSETS
Beginning of year	3,586,362	–
End of year *	$6,588,367	$3,586,362

*Including accumulated net investment income of:	$7,353	$8,505

  See Notes to Financial Statements.

112  |  April 30, 2014

RiverFront Dynamic Equity Income Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$501,040	$531,046
Net realized gain on investments	2,992,680	1,802,700
Net realized gain distributions from other investment companies	14,904	–
Net change in unrealized appreciation on investments	1,272,714	764,280
Net Increase in Net Assets Resulting from Operations	4,781,338	3,098,026
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(135,855)	(140,732)
Class C	(134,304)	(192,727)
Class I	(236,905)	(177,578)
Dividends to shareholders from net realized gains
Class A	(365,030)	–
Class C	(742,929)	–
Class I	(549,797)	–
Net Decrease in Net Assets from Distributions	(2,164,820)	(511,037)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	7,646,945	3,202,766
Class C	10,756,383	4,609,418
Class I	9,923,982	5,250,086
Dividends reinvested
Class A	464,335	129,832
Class C	824,340	180,549
Class I	679,588	159,280
Shares redeemed
Class A	(1,433,618)	(2,936,263)
Class C	(3,025,374)	(3,724,460)
Class I	(3,656,006)	(2,581,492)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	22,180,575	4,289,716
Net increase in net assets	24,797,093	6,876,705
NET ASSETS
Beginning of year	34,617,210	27,740,505
End of year *	$59,414,303	$34,617,210

*Including accumulated net investment income of:	$15,178	$21,202

See Notes to Financial Statements.

113  |  April 30, 2014

RiverFront Global Allocation Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$170,637	$213,148
Net realized gain on investments	2,148,570	1,215,328
Net realized gain distributions from other investment companies	9,169	–
Net change in unrealized appreciation on investments	958,395	803,271
Net Increase in Net Assets Resulting from Operations	3,286,771	2,231,747
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(60,721)	(97,608)
Class C	(29,814)	(82,166)
Class I	(77,225)	(70,616)
Dividends to shareholders from net realized gains
Class A	(225,948)	–
Class C	(315,722)	–
Class I	(241,798)	–
Net Decrease in Net Assets from Distributions	(951,228)	(250,390)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	1,828,903	3,042,104
Class C	5,733,154	2,492,791
Class I	4,414,127	4,368,510
Dividends reinvested
Class A	278,213	89,657
Class C	333,197	76,038
Class I	312,410	68,350
Shares redeemed
Class A	(1,969,635)	(1,396,094)
Class C	(2,060,625)	(3,584,254)
Class I	(1,566,346)	(1,712,016)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	7,303,398	3,445,086
Net increase in net assets	9,638,941	5,426,443
NET ASSETS
Beginning of year	24,604,563	19,178,120
End of year *	$34,243,504	$24,604,563

*Including accumulated net investment loss of:	$–	$(19,166)

See Notes to Financial Statements.

114  |  April 30, 2014

RiverFront Global Growth Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$549,575	$679,592
Net realized gain on investments	6,157,817	4,550,863
Net realized gain distributions from other investment companies	24,369	–
Net change in unrealized appreciation on investments	1,314,672	1,032,501
Net Increase in Net Assets Resulting from Operations	8,046,433	6,262,956
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(87,390)	(116,274)
Class C	(28,977)	(75,361)
Class I	(101,824)	(79,598)
Class L	(216,395)	(390,061)
Investor Class	(65,366)	(141,444)
Dividends to shareholders from net realized gains
Class A	(1,086,883)	–
Class C	(878,168)	–
Class I	(1,050,842)	–
Class L	(2,201,623)	–
Investor Class	(797,894)	–
Net Decrease in Net Assets from Distributions	(6,515,362)	(802,738)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	10,986,353	6,220,932
Class C	5,045,220	2,331,909
Class I	4,759,222	3,837,874
Class L	3,180,517	2,863,936
Investor Class	270,199	228,451
Dividends reinvested
Class A	1,095,779	110,123
Class C	892,977	73,619
Class I	1,130,451	76,336
Class L	2,347,791	375,201
Investor Class	782,525	120,142
Shares redeemed
Class A	(4,352,368)	(3,873,219)
Class C	(1,765,523)	(2,747,755)
Class I	(2,075,170)	(2,778,845)
Class L	(4,553,986)	(6,924,206)
Investor Class	(2,130,007)	(2,240,520)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	15,613,980	(2,326,022)
Net increase in net assets	17,145,051	3,134,196
NET ASSETS
Beginning of year	56,103,570	52,969,374
End of year *	$73,248,621	$56,103,570

*Including accumulated net investment income/(loss) of:	$2,262	$(47,361)

See Notes to Financial Statements.

115  |  April 30, 2014

RiverFront Moderate Growth & Income Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$1,294,023	$1,590,843
Net realized gain on investments	7,624,458	3,679,508
Net realized gain distributions from other investment companies	33,187	–
Net change in unrealized appreciation on investments	1,671,672	2,504,601
Net Increase in Net Assets Resulting from Operations	10,623,340	7,774,952
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(416,464)	(490,109)
Class C	(361,379)	(586,750)
Class I	(539,349)	(434,898)
Dividends to shareholders from net realized gains
Class A	(1,461,687)	–
Class C	(2,693,789)	–
Class I	(1,636,155)	–
Net Decrease in Net Assets from Distributions	(7,108,823)	(1,511,757)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	11,020,034	11,313,240
Class C	18,772,301	18,703,383
Class I	16,516,197	20,012,679
Dividends reinvested
Class A	1,531,756	440,510
Class C	2,692,375	482,949
Class I	2,004,990	392,082
Shares redeemed
Class A	(11,453,882)	(5,157,175)
Class C	(12,685,999)	(8,693,372)
Class I	(7,559,841)	(8,863,522)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	20,837,931	28,630,774
Net increase in net assets	24,352,448	34,893,969
NET ASSETS
Beginning of year	107,543,728	72,649,759
End of year *	$131,896,176	$107,543,728

*Including accumulated net investment income of:	$60,631	$83,800

See Notes to Financial Statements.

116  |  April 30, 2014

RiverFront Conservative Income Builder Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.48	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.09
Net realized and unrealized gain	0.53	0.48
Total from investment operations	0.66	0.57

DISTRIBUTIONS:
From net investment income	(0.12)	(0.09)
From net realized gains	(0.19)	–
Total distributions	(0.31)	(0.09)

Net increase in net asset value	0.35	0.48
Net asset value, end of year	$10.83	$10.48

TOTAL RETURN(b)	6.35%	5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,101	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.94%	5.65% (c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15% (c)(d)
Ratio of net investment income to average net assets	1.27%	1.37% (c)(d)
Portfolio turnover rate(e)	125%	73%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

117  |  April 30, 2014

RiverFront Conservative Income Builder Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.51	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.06
Net realized and unrealized gain	0.51	0.47
Total from investment operations	0.57	0.53

DISTRIBUTIONS:
From net investment income	(0.12)	(0.02)
From net realized gains	(0.19)	–
Total distributions	(0.31)	(0.02)

Net increase in net asset value	0.26	0.51
Net asset value, end of year	$10.77	$10.51

TOTAL RETURN(b)	5.49%	5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,106	$2,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.73%	6.53%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%(c)(d)
Ratio of net investment income to average net assets	0.53%	0.90%(c)(d)
Portfolio turnover rate(e)	125%	73%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

118  |  April 30, 2014

RiverFront Conservative Income Builder Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.12
Net realized and unrealized gain	0.51	0.46
Total from investment operations	0.66	0.58

DISTRIBUTIONS:
From net investment income	(0.10)	(0.29)
From net realized gains	(0.19)	–
Total distributions	(0.29)	(0.29)

Net increase in net asset value	0.37	0.29
Net asset value, end of year	$10.66	$10.29

TOTAL RETURN(b)	6.53%	5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,381	$715
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.66%	7.74%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%(c)(d)
Ratio of net investment income to average net assets	1.49%	1.84%(c)(d)
Portfolio turnover rate(e)	125%	73%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

119  |  April 30, 2014

RiverFront Dynamic Equity Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.24	$11.24	$11.73	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.17	0.25	0.16	0.12
Net realized and unrealized gain/(loss)	1.17	0.99	(0.49)	1.67
Total from investment operations	1.34	1.24	(0.33)	1.79

DISTRIBUTIONS:
From net investment income	(0.17)	(0.24)	(0.15)	(0.06)
From net realized gains	(0.44)	–	–	(0.00)(c)
Tax return of capital	–	–	(0.01)	(0.00)(c)
Total distributions	(0.61)	(0.24)	(0.16)	(0.06)

Net increase/(decrease) in net asset value	0.73	1.00	(0.49)	1.73
Net asset value, end of year	$12.97	$12.24	$11.24	$11.73

TOTAL RETURN(d)	11.15%	11.22%	(2.80)%	17.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$15,374	$8,087	$7,114	$5,723
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.42%	1.58%	1.73%	2.17%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.20%(f)	1.30%	1.30%(e)
Ratio of net investment income to average net assets	1.38%	2.17%	1.50%	1.48%(e)
Portfolio turnover rate(g)	99%	136%	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

120  |  April 30, 2014

RiverFront Dynamic Equity Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.13	$11.14	$11.67	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08	0.16	0.09	0.05
Net realized and unrealized gain/(loss)	1.15	0.98	(0.51)	1.67
Total from investment operations	1.23	1.14	(0.42)	1.72

DISTRIBUTIONS:
From net investment income	(0.08)	(0.15)	(0.10)	(0.05)
From net realized gains	(0.44)	–	–	(0.00)(c)
Tax return of capital	–	–	(0.01)	(0.00)(c)
Total distributions	(0.52)	(0.15)	(0.11)	(0.05)

Net increase/(decrease) in net asset value	0.71	0.99	(0.53)	1.67
Net asset value, end of year	$12.84	$12.13	$11.14	$11.67

TOTAL RETURN(d)	10.34%	10.41%	(3.60)%	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,787	$16,070	$13,729	$9,223
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.18%	2.33%	2.49%	3.10%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.95%(f)	2.05%	2.05%(e)
Ratio of net investment income to average net assets	0.61%	1.44%	0.84%	0.65%(e)
Portfolio turnover rate(g)	99%	136%	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

121  |  April 30, 2014

RiverFront Dynamic Equity Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.16	$11.17	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.20	0.27	0.20	0.12
Net realized and unrealized gain/(loss)	1.16	0.99	(0.50)	1.68
Total from investment operations	1.36	1.26	(0.30)	1.80

DISTRIBUTIONS:
From net investment income	(0.20)	(0.27)	(0.16)	(0.15)
From net realized gains	(0.44)	–	–	(0.00)(c)
Tax return of capital	–	–	(0.01)	(0.01)
Total distributions	(0.64)	(0.27)	(0.17)	(0.16)

Net increase/(decrease) in net asset value	0.72	0.99	(0.47)	1.64
Net asset value, end of year	$12.88	$12.16	$11.17	$11.64

TOTAL RETURN(d)	11.40%	11.47%	(2.58)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,254	$10,460	$6,897	$3,301
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.17%	1.33%	1.49%	2.44%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.95%(f)	1.05%	1.05%(e)
Ratio of net investment income to average net assets	1.61%	2.36%	1.88%	1.49%(e)
Portfolio turnover rate(g)	99%	136%	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

122  |  April 30, 2014

RiverFront Global Allocation Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.93	$10.86	$11.66	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.10	0.15	0.12	0.10
Net realized and unrealized gain/(loss)	1.36	1.08	(0.84)	1.61
Total from investment operations	1.46	1.23	(0.72)	1.71

DISTRIBUTIONS:
From net investment income	(0.09)	(0.16)	(0.07)	(0.05)
From net realized gains	(0.33)	–	(0.01)	–
Total distributions	(0.42)	(0.16)	(0.08)	(0.05)

Net increase/(decrease) in net asset value	1.04	1.07	(0.80)	1.66
Net asset value, end of year	$12.97	$11.93	$10.86	$11.66

TOTAL RETURN(c)	12.32%	11.47%	(6.18)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,098	$8,244	$5,791	$4,686
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.51%	1.68%	1.80%	3.00%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.19%(e)	1.30%	1.30%(d)
Ratio of net investment income to average net assets	0.83%	1.32%	1.10%	1.16%(d)
Portfolio turnover rate(f)	95%	113%	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

123  |  April 30, 2014

RiverFront Global Allocation Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.84	$10.81	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01	0.07	0.02	0.00(c)
Net realized and unrealized gain/(loss)	1.34	1.07	(0.82)	1.65
Total from investment operations	1.35	1.14	(0.80)	1.65

DISTRIBUTIONS:
From net investment income	(0.03)	(0.11)	(0.02)	(0.01)
From net realized gains	(0.33)	–	(0.01)	–
Total distributions	(0.36)	(0.11)	(0.03)	(0.01)

Net increase/(decrease) in net asset value	0.99	1.03	(0.83)	1.64
Net asset value, end of year	$12.83	$11.84	$10.81	$11.64

TOTAL RETURN(d)	11.48%	10.59%	(6.86)%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$14,624	$9,686	$9,891	$8,926
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.26%	2.44%	2.58%	3.21%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.95%(f)	2.05%	2.05%(e)
Ratio of net investment income to average net assets	0.05%	0.66%	0.17%	0.04%(e)
Portfolio turnover rate(g)	95%	113%	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

124  |  April 30, 2014

RiverFront Global Allocation Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.72	$10.66	$11.42	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.17	0.13	0.08
Net realized and unrealized gain/(loss)	1.34	1.07	(0.80)	1.62
Total from investment operations	1.47	1.24	(0.67)	1.70

DISTRIBUTIONS:
From net investment income	(0.11)	(0.18)	(0.08)	(0.28)
From net realized gains	(0.33)	–	(0.01)	–
Total distributions	(0.44)	(0.18)	(0.09)	(0.28)

Net increase/(decrease) in net asset value	1.03	1.06	(0.76)	1.42
Net asset value, end of year	$12.75	$11.72	$10.66	$11.42

TOTAL RETURN(c)	12.61%	11.73%	(5.86)%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,521	$6,675	$3,496	$1,905
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.26%	1.43%	1.55%	4.68%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.94%(e)	1.05%	1.05%(d)
Ratio of net investment income to average net assets	1.07%	1.52%	1.28%	0.98%(d)
Portfolio turnover rate(f)	95%	113%	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

125  |  April 30, 2014

RiverFront Global Growth Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$14.89	$13.37	$15.65	$14.66	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.12	0.17	0.14	0.00(d)	0.23
Net realized and unrealized gain/(loss)	1.88	1.57	(1.41)	0.99	1.03
Total from investment operations	2.00	1.74	(1.27)	0.99	1.26

DISTRIBUTIONS:
From net investment income	(0.12)	(0.22)	(0.14)	–	(0.14)
From net realized gains	(1.51)	–	(0.87)	–	(0.14)
Total distributions	(1.63)	(0.22)	(1.01)	–	(0.28)

Net increase/(decrease) in net asset value	0.37	1.52	(2.28)	0.99	0.98
Net asset value, end of year	$15.26	$14.89	$13.37	$15.65	$14.66

TOTAL RETURN(e)	13.66%	13.14%	(7.51)%	6.75%	9.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,440	$8,525	$5,241	$12,307	$1,934
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40%	1.49%	1.52%	1.58%(f)	2.15%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(g)	1.15%	0.98%	0.92%	0.81%(f)	0.91%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%	1.15%	1.15%	1.15%(f)	1.15%(f)
Ratio of net investment income to average net assets	0.76%	1.23%	0.99%	0.06%(f)	6.20%(f)
Portfolio turnover rate(h)	85%	113%	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

126  |  April 30, 2014

RiverFront Global Growth Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$14.76	$13.29	$15.60	$14.63	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.01	0.08	0.05	(0.04)	0.20
Net realized and unrealized gain/(loss)	1.86	1.54	(1.42)	1.01	1.02
Total from investment operations	1.87	1.62	(1.37)	0.97	1.22

DISTRIBUTIONS:
From net investment income	(0.05)	(0.15)	(0.07)	–	(0.13)
From net realized gains	(1.51)	–	(0.87)	–	(0.14)
Total distributions	(1.56)	(0.15)	(0.94)	–	(0.27)

Net increase/(decrease) in net asset value	0.31	1.47	(2.31)	0.97	0.95
Net asset value, end of year	$15.07	$14.76	$13.29	$15.60	$14.63

TOTAL RETURN(d)	12.84%	12.31%	(8.22)%	6.63%	8.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,511	$7,182	$6,808	$6,156	$2,050
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.15%	2.25%	2.29%	2.33%(e)	2.89%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(f)	1.90%	1.73%	1.67%	1.55%(e)	1.66%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.90%	1.90%	1.90%	1.90%(e)	1.90%(e)
Ratio of net investment income/(loss) to average net assets	0.07%	0.57%	0.34%	(0.72)%(e)	5.36%(e)
Portfolio turnover rate(g)	85%	113%	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

127  |  April 30, 2014

RiverFront Global Growth Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$14.92	$13.40	$15.67	$14.65	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.17	0.20	0.19	0.01	0.17
Net realized and unrealized gain/(loss)	1.89	1.57	(1.43)	1.01	1.09
Total from investment operations	2.06	1.77	(1.24)	1.02	1.26

DISTRIBUTIONS:
From net investment income	(0.15)	(0.25)	(0.16)	–	(0.15)
From net realized gains	(1.51)	–	(0.87)	–	(0.14)
Total distributions	(1.66)	(0.25)	(1.03)	–	(0.29)

Net increase/(decrease) in net asset value	0.40	1.52	(2.27)	1.02	0.97
Net asset value, end of year	$15.32	$14.92	$13.40	$15.67	$14.65

TOTAL RETURN(d)	14.01%	13.36%	(7.31)%	7.04%	9.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,845	$7,769	$6,022	$4,508	$2,280
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16%	1.25%	1.30%	1.30%(e)	1.74%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(f)	0.90%	0.73%	0.67%	0.61%(e)	0.66%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%	0.90%	0.90%	0.90%(e)	0.90%(e)
Ratio of net investment income to average net assets	1.13%	1.45%	1.40%	0.23%(e)	4.70%(e)
Portfolio turnover rate(g)	85%	113%	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

128  |  April 30, 2014

RiverFront Global Growth Fund – Class L
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net asset value, beginning of period	$14.90	$13.37	$15.65	$14.63	$13.22	$10.49

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.17	0.22	0.17	0.01	0.18	0.16
Net realized and unrealized gain/(loss)	1.88	1.56	(1.41)	1.01	1.52	2.66
Total from investment operations	2.05	1.78	(1.24)	1.02	1.70	2.82

DISTRIBUTIONS:
From net investment income	(0.15)	(0.25)	(0.17)	–	(0.15)	(0.09)
From net realized gains	(1.51)	–	(0.87)	–	(0.14)	–
Total distributions	(1.66)	(0.25)	(1.04)	–	(0.29)	(0.09)

Net increase/(decrease) in net asset value	0.39	1.53	(2.28)	1.02	1.41	2.73
Net asset value, end of year	$15.29	$14.90	$13.37	$15.65	$14.63	$13.22

TOTAL RETURN(d)	13.98%	13.43%	(7.31)%	6.97%	12.87%	26.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,092	$23,454	$24,765	$42,977	$43,240	$27,763
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15%	1.25%	1.08%	1.28%(e)	1.22%	1.53%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(f)	0.90%	0.73%	0.67%	0.64%(e)	0.66%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%	0.90%	0.90%	0.90%(e)	0.90%	0.90%
Ratio of net investment income to average net assets	1.11%	1.59%	1.26%	0.19%(e)	1.33%	1.34%
Portfolio turnover rate(g)	85%	113%	119%	34%	99%	67%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

129  |  April 30, 2014

RiverFront Global Growth Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net asset value, beginning of period	$14.82	$13.32	$15.59	$14.59	$13.19	$10.49

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.13	0.18	0.13	0.00(d)	0.12	0.13
Net realized and unrealized gain/(loss)	1.87	1.54	(1.39)	1.00	1.54	2.65
Total from investment operations	2.00	1.72	(1.26)	1.00	1.66	2.78

DISTRIBUTIONS:
From net investment income	(0.12)	(0.22)	(0.14)	–	(0.12)	(0.08)
From net realized gains	(1.51)	–	(0.87)	–	(0.14)	–
Total distributions	(1.63)	(0.22)	(1.01)	–	(0.26)	(0.08)

Net increase/(decrease) in net asset value	0.37	1.50	(2.27)	1.00	1.40	2.70
Net asset value, end of year	$15.19	$14.82	$13.32	$15.59	$14.59	$13.19

TOTAL RETURN(e)	13.73%	13.07%	(7.47)%	6.79%	12.58%	26.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,361	$9,174	$10,133	$21,270	$23,556	$13,882
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.41%	1.50%	1.93%	1.53%(f)	1.47%	1.78%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(g)	1.15%	0.98%	0.92%	0.89%(f)	0.91%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%	1.15%	1.15%	1.15%(f)	1.15%	1.15%
Ratio of net investment income/ (loss) to average net assets	0.85%	1.36%	0.97%	(0.08)%(f)	0.93%	1.09%
Portfolio turnover rate(h)	85%	113%	119%	34%	99%	67%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

130  |  April 30, 2014

RiverFront Moderate Growth & Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.66	$10.96	$11.08	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.24	0.17	0.15
Net realized and unrealized gain/(loss)	0.89	0.69	(0.12)	1.01
Total from investment operations	1.05	0.93	0.05	1.16

DISTRIBUTIONS:
From net investment income	(0.16)	(0.23)	(0.17)	(0.08)
From net realized gains	(0.56)	–	–	(0.00)(b)
Tax return of capital	–	–	(0.00)(b)	–
Total distributions	(0.72)	(0.23)	(0.17)	(0.08)

Net increase/(decrease) in net asset value	0.33	0.70	(0.12)	1.08
Net asset value, end of year	$11.99	$11.66	$10.96	$11.08

TOTAL RETURN(c)	9.16%	8.59%	0.55%	11.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$31,033	$29,066	$20,754	$12,148
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.32%	1.40%	1.50%	1.64%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.19%(e)	1.30%	1.30%(d)
Ratio of net investment income to average net assets	1.35%	2.17%	1.65%	1.89%(d)
Portfolio turnover rate(f)	98%	108%	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

131  |  April 30, 2014

RiverFront Moderate Growth & Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.62	$10.92	$11.06	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07	0.16	0.09	0.10
Net realized and unrealized gain/(loss)	0.89	0.68	(0.13)	1.02
Total from investment operations	0.96	0.84	(0.04)	1.12

DISTRIBUTIONS:
From net investment income	(0.08)	(0.14)	(0.10)	(0.06)
From net realized gains	(0.56)	–	–	(0.00)(b)
Tax return of capital	–	–	(0.00)(b)	–
Total distributions	(0.64)	(0.14)	(0.10)	(0.06)

Net increase/(decrease) in net asset value	0.32	0.70	(0.14)	1.06
Net asset value, end of year	$11.94	$11.62	$10.92	$11.06

TOTAL RETURN(c)	8.33%	7.83%	(0.37)%	11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$63,031	$52,579	$39,015	$24,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.07%	2.15%	2.25%	2.54%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.95%(e)	2.05%	2.05%(d)
Ratio of net investment income to average net assets	0.59%	1.43%	0.88%	1.22%(d)
Portfolio turnover rate(f)	98%	108%	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

132  |  April 30, 2014

RiverFront Moderate Growth & Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.65	$10.94	$11.07	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.26	0.20	0.17
Net realized and unrealized gain/(loss)	0.89	0.70	(0.13)	1.01
Total from investment operations	1.08	0.96	0.07	1.18

DISTRIBUTIONS:
From net investment income	(0.19)	(0.25)	(0.19)	(0.11)
From net realized gains	(0.56)	–	–	(0.00)(b)
Tax return of capital	–	–	(0.01)	–
Total distributions	(0.75)	(0.25)	(0.20)	(0.11)

Net increase/(decrease) in net asset value	0.33	0.71	(0.13)	1.07
Net asset value, end of year	$11.98	$11.65	$10.94	$11.07

TOTAL RETURN(c)	9.43%	8.94%	0.71%	11.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$37,832	$25,898	$12,880	$7,535
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.07%	1.15%	1.26%	1.55%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.94%(e)	1.05%	1.05%(d)
Ratio of net investment income to average net assets	1.59%	2.39%	1.91%	2.16%(d)
Portfolio turnover rate(f)	98%	108%	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

133  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This annual report describes the following funds: ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Disciplined Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”).

ALPS | Alerian MLP Infrastructure Index Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns, consistent with prudent investment management. The Fund was previously registered as a non-diversified investment company for purpose of the 1940 Act. As a result of ongoing operations, the Fund became a diversified company. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval. ALPS | Kotak India Growth Fund seeks to achieve long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | WMC Disciplined Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. The RiverFront Conservative Income Builder Fund seeks to provide current income and potential for that income to grow over time, primarily through investments in fixed-income securities, including high- and low-grade corporate debt, with the balance of the Fund (typically 20%-50%) invested in a diversified basket of dividend-paying stocks, including small-and mid-cap domestic and foreign securities. The RiverFront Dynamic Equity Income Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceed the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Global Growth Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Moderate Growth & Income Fund has two primary investment objectives: (1) seeks to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years.

The classes of each fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of April 30, 2014, net assets of the CoreCommodity Fund were $392,850,506, of which $70,687,598 or 17.99%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the

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Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India. India’s Finance Act of 2012 had introduced legislation on General Anti-Avoidance Rules (“GAAR”) into the Act which contains treaty override provisions. The GAAR may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement”. Originally, GAAR was to be effective from April 1, 2012; however, subsequent to the 2013 amendments introduced to the Finance Act, GAAR has been deferred until April 1, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

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When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Alerian MLP Infrastructure Index Fund
Master Limited Partnerships(a)	$13,778,336	$–	$–	$13,778,336
Short Term Investments	35,655	–	–	35,655
Total	$13,813,991	$–	$–	$13,813,991

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$137,861,259	$–	$–	$137,861,259
Master Limited Partnerships(a)	1,611,023	–	–	1,611,023
Warrants	0	–	–	0
Commodity-Linked Notes	–	6,511,796	–	6,511,796
Government Bonds	–	136,594,089	–	136,594,089
Purchased Options	4,771,850	–	–	4,771,850
Short Term Investments	91,520,155	–	–	91,520,155
Total	$235,764,287	$143,105,885	$–	$378,870,172

Other Financial Instruments

Assets
Futures Contracts	$671,238	$–	$–	$671,238
Total Return Swap Contracts	–	5,022,782	–	5,022,782
Liabilities
Written Options	(437,500)	–	–	(437,500)
Futures Contracts	(698,658)	–	–	(698,658)
Total Return Swap Contracts	–	(853,888)	–	(853,888)
Total	$(464,920)	$4,168,894	$–	$3,703,974

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$–	$799,878	$–	$799,878
Consumer Staples	–	888,394	–	888,394
Energy	–	584,239	–	584,239
Financials	–	2,317,869	–	2,317,869
Health Care	–	528,075	–	528,075
Industrials	157,782	515,239	–	673,021
Information Technology	–	1,149,411	–	1,149,411
Materials	164,102	469,820	–	633,922
Telecommunication Services	–	213,540	–	213,540
Utilities	–	75,395	–	75,395
Rights(a)	–	2,935	–	2,935
Short Term Investments	4,425	–	–	4,425
Total	$326,309	$7,544,795	$–	$7,871,104

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Common Stocks(a)	$416,096,547	$–	$–	$416,096,547
Short Term Investments	4,482,636	–	–	4,482,636
Total	$420,579,183	$–	$–	$420,579,183

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Disciplined Value Fund
Common Stocks(a)	$99,989,243	$–	$–	$99,989,243
Exchange Traded Funds	3,017,806	–	–	3,017,806
Short Term Investments	920,059	–	–	920,059
Total	$103,927,108	$–	$–	$103,927,108

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Communications	$2,309,973	$8,331,816	$–	$10,641,789
Consumer Discretionary	–	461,982	–	461,982
Consumer, Cyclical	2,690,060	8,982,532	–	11,672,592
Consumer, Non-Cyclical	–	2,638,243	–	2,638,243
Diversified	–	1,358,231	–	1,358,231
Energy	–	7,338,371	–	7,338,371
Financials	–	22,687,241	–	22,687,241
Industrials	–	10,332,548	–	10,332,548
Technology	–	808,975	–	808,975
Utilities	–	2,970,177	–	2,970,177
Short Term Investments	253,936	–	–	253,936
Total	$5,253,969	$65,910,116	$–	$71,164,085

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Conservative Income Builder Fund
Common Stocks(a)	$224,548	$–	$–	$224,548
Exchange Traded Funds(a)	5,904,180	–	–	5,904,180
Exchange Traded Notes(a)	137,151	–	–	137,151
Short Term Investments	286,915	–	–	286,915
Total	$6,552,794	$–	$–	$6,552,794

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$2,499,891	$–	$–	$2,499,891
Exchange Traded Funds(a)	52,763,155	–	–	52,763,155
Exchange Traded Notes(a)	1,391,190	–	–	1,391,190
Short Term Investments	1,538,531	–	–	1,538,531
Total	$58,192,767	$–	$–	$58,192,767

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Allocation Fund
Common Stocks(a)	$1,566,890	$–	$–	$1,566,890
Exchange Traded Funds(a)	31,470,064	–	–	31,470,064
Exchange Traded Notes(a)	363,273	–	–	363,273
Short Term Investments	815,885	–	–	815,885
Total	$34,216,112	$–	$–	$34,216,112

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Growth Fund
Common Stocks(a)	$3,890,361	$–	$–	$3,890,361
Exchange Traded Funds(a)	66,750,663	–	–	66,750,663
Exchange Traded Notes(a)	778,971	–	–	778,971
Short Term Investments	1,869,138	–	–	1,869,138
Total	$73,289,133	$–	$–	$73,289,133

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$5,791,773	$–	$–	$5,791,773
Exchange Traded Funds(a)	116,873,840	–	–	116,873,840
Exchange Traded Notes(a)	4,490,485	–	–	4,490,485
Short Term Investments	3,486,309	–	–	3,486,309
Total	$130,642,407	$–	$–	$130,642,407

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the fiscal year ended April 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities, except the Clough China Fund and ALPS | Kotak India Growth Fund. The Clough China Fund and ALPS | Kotak India Growth Fund utilize a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amount disclosed in the table below represents the value of the securities as of April 30, 2014 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of April 30, 2014.

The Clough China Fund had the following transfers out of Levels 1 and 2 at April 30, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$1,393,575	$—	$—	$(1,393,575)
Total	$1,393,575	$—	$—	$(1,393,575)

The ALPS | Kotak India Growth Fund had the following transfers out of Levels 1 and 2 at April 30, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$157,782	$(66,410)	$66,410	$(157,782)
Total	$157,782	$(66,410)	$66,410	$(157,782)

Offering Costs: The ALPS | Alerian MLP Infrastructure Index Fund and RiverFront Conservative Income Builder Fund incurred offering costs during the twelve months ended April 30, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of each Fund. Amounts amortized through April 30, 2014 are shown on each Fund’s Statement of Operations.

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Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds, except for ALPS | Alerian MLP Infrastructure Index Fund, comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. Those Funds are not subject to income taxes to the extent such distributions are made.

The ALPS | Alerian MLP Infrastructure Index Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. Currently, the maximum marginal regular federal income tax rate for a corporation is 34 percent. The ALPS | Alerian MLP Infrastructure Index Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the ALPS | Alerian MLP Infrastructure Index Fund is not eligible to elect treatment as a regulated investment company due to its investments, primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the ALPS | Alerian MLP Infrastructure Index Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the ALPS | Alerian MLP Infrastructure Index Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the ALPS | Alerian MLP Infrastructure Index Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Fund. See further disclosure regarding MLPs below.

As of and during the fiscal year ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund pay dividends, if any, on a quarterly basis and distribute capital gains annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Distributions received from the ALPS | Alerian MLP Infrastructure Index Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Cash distributions from MLPs to the ALPS | Alerian MLP Infrastructure Index Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

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Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Treasury Inflation Protected-Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is

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April 30, 2014

also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Short Sales: Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. During the fiscal year ended April 30, 2014, the Funds did not engage in short sales activity; therefore, there were no outstanding short sale positions at the period end.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, ALPS | Kotak India Growth Fund and ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are permitted to enter in various types of derivatives contracts. The other funds including ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Disciplined Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund may invest to a lesser extent in derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

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April 30, 2014

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The CoreCommodity Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the CoreCommodity Fund and/or the termination value at the end of the contract.

Therefore, the CoreCommodity Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The CoreCommodity Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The CoreCommodity Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the CoreCommodity Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

The CoreCommodity Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at April 30, 2014 are disclosed after the Statement of Investments.

The number of swap contracts held at April 30, 2014 is representative of the swap contract activity for the fiscal year ended April 30, 2014.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

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April 30, 2014

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of April 30, 2014, the CoreCommodity Fund had futures contracts outstanding with a net unrealized depreciation of $27,420. The number of futures contracts held at April 30, 2014 is representative of futures contracts activity during the fiscal year ended April 30, 2014.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The CoreCommodity Fund had the following transactions in written covered call/put options during the fiscal year ended April 30, 2014:

	Number of Contracts	Premiums
Options Outstanding, at the beginning period	–	$–
Options written	(3,621)	1,332,198
Options closed	316	(118,915)
Options exercised	425	(161,738)
Options expired	2,680	(548,917)
Options Outstanding, at April 30, 2014	(200)	$502,628

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2014:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Equity Contracts (Purchased Options)	Investments, at value	$4,771,850	N/A	$	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value		437,500
Futures Contracts*	Receivable for variation margin	671,238	Payable for variation margin		698,658
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	5,022,782	Unrealized depreciation on total return swap contracts		853,888
Total		$10,465,870			$1,990,046

	* Risk Exposure to Fund
	Commodity Contracts	$671,238			$–
	Equity Contracts	–			698,658

		$671,238			$698,658

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April 30, 2014

The effect of derivatives instruments on the Consolidated Statement of Operations for the fiscal year ended April 30, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized appreciation on investments	$(954,105)	$1,098,556
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	240,680	65,128
Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(7,044,112)	1,887,507
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	6,067,345	9,186,316
Total		$(1,690,192)	$12,237,507

	*Risk Exposure to Fund
	Commodity Contracts	$(2,551,041)	$2,164,271
	Currency Contracts	(16,007)	–
	Equity Contracts	(4,499,724)	(276,764)
	Fixed Income Contracts	22,660	–

		$(7,044,112)	$1,887,507

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
ALPS | Kotak India Growth Fund
Futures Contracts (Equity Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$10,181	$–
Total		$10,181	$–

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

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April 30, 2014

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2014:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Offsetting of Derivatives Asset
April 30, 2014
				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Total Return Swap Contracts	$5,022,782	$–	$5,022,782	$(853,888)	$–	$4,168,894
Total	$5,022,782	$–	$5,022,782	$(853,888)	$–	$4,168,894

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Offsetting of Derivatives Liability
April 30, 2014
				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Total Return Swap Contracts	$853,888	$–	$853,888	$(853,888)	$–	$–
Total	$853,888	$–	$853,888	$(853,888)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$227,947	$–	$235,856
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	–	–	–
ALPS | Kotak India Growth Fund	9,601	–	–
ALPS | Red Rocks Listed Private Equity Fund	23,299,948	–	–
ALPS | WMC Disciplined Value Fund	1,909,564	222,794	–
Clough China Fund	699,998	–	–
RiverFront Conservative Income Builder Fund	137,318	–	–
RiverFront Dynamic Equity Income Fund	983,577	1,181,243	–
RiverFront Global Allocation Fund	602,677	348,551	–
RiverFront Global Growth Fund	1,466,563	5,048,799	–
RiverFront Moderate Growth & Income Fund	3,583,646	3,525,177	–

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April 30, 2014

The tax character of distributions paid by the Funds for fiscal year or period ended April 30, 2013 were as follows:

Fund		Ordinary Income	Long-Term Capital Gain		Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$	–	$–	$	49,338
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund		–	–		1,317,510
ALPS | Kotak India Growth Fund		–	–		–
ALPS | Red Rocks Listed Private Equity Fund		3,300,025	–		–
ALPS | WMC Disciplined Value Fund		890,012	–		–
Clough China Fund		100,016	–		–
RiverFront Conservative Income Builder Fund		16,480	–		–
RiverFront Dynamic Equity Income Fund		511,037	–		–
RiverFront Global Allocation Fund		250,390	–		–
RiverFront Global Growth Fund		802,738	–		–
RiverFront Moderate Growth & Income Fund		1,511,757	–		–

Components of Distributable Earnings on a Tax Basis: At April 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related exchange-traded funds, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

For the year ended April 30, 2014, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund		Paid-in Capital		Accumulated Net Investment Income		Accumulated Net Realized Gain/(Loss) on Investments
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$	(3,790,371)	$	3,012,909	$	777,462
ALPS | Kotak India Growth Fund		(39,511)		36,801		2,710
ALPS | Red Rocks Listed Private Equity Fund		(50)		8,329,607		(8,329,557)
ALPS | WMC Disciplined Value Fund		(910,111)		8,230		901,881
Clough China Fund		–		36,740		(36,740)
RiverFront Conservative Income Builder Fund		(236)		236		–
RiverFront Dynamic Equity Income Fund		–		–		–
RiverFront Global Allocation Fund		–		16,289		(16,289)
RiverFront Global Growth Fund		–		–		–
RiverFront Moderate Growth & Income Fund		–		–		–

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Fund	Amount
ALPS | Kotak India Growth Fund	$39,509

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$1,912,384	$(8,001,582)	$(45,845)	$11,945,577	$5,810,534
ALPS | Kotak India Growth Fund	–	(204,212)	–	623,517	419,305
ALPS | Red Rocks Listed Private Equity Fund	15,468,954	1,422,627	–	56,078,581	72,970,162
ALPS | WMC Disciplined Value Fund	–	–	–	34,502,651	34,502,651
Clough China Fund	223,521	108,710	–	6,216,452	6,548,683
RiverFront Conservative Income Builder Fund	82,007	33,719	–	209,197	324,923
RiverFront Dynamic Equity Income Fund	749,369	1,215,661	–	3,957,670	5,922,700

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April 30, 2014

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
RiverFront Global Allocation Fund	$439,598	$1,010,977	$–	$3,014,154	$4,464,729
RiverFront Global Growth Fund	1,091,323	2,083,729	–	8,824,832	11,999,884
RiverFront Moderate Growth & Income Fund	1,697,740	2,046,938	–	8,940,477	12,685,155

Capital Losses: As of April 30, 2014 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each fund in tax years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Capital loss carryovers utilized during the period ended April 30, 2014, were:

Fund	Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$178,887
ALPS | Kotak India Growth Fund	888
ALPS | Red Rocks Listed Private Equity Fund	15,619,793
ALPS | WMC Disciplined Value Fund	6,342,039
Clough China Fund	2,201,190

Post-Enactment Capital Losses*:

Capital losses deferred to next tax year were as follows:

Fund		Short-Term		Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$	3,479,793	$	120,713
ALPS | Kotak India Growth Fund		124,590		22,688

The Fund elects to defer to the year ended April 30, 2015, capital losses recognized during the period 11/1 – 4/30/2014 in the amount of:

Fund	Capital Losses Recognized
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$4,401,076
ALPS | Kotak India Growth Fund	56,934

*

Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any election for late year capital loss (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
ALPS | Alerian MLP Infrastructure Index Fund	$2,056,536	$(49,939)	$–	$2,006,597	$11,807,394
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	34,510,566	(26,769,424)	4,204,435	11,945,577	371,129,030
ALPS | Kotak India Growth Fund	803,729	(181,229)	1,017	623,517	7,248,604
ALPS | Red Rocks Listed Private Equity Fund	60,346,316	(4,294,276)	26,541	56,078,581	364,527,143
ALPS | WMC Disciplined Value Fund	34,938,063	(435,412)	–	34,502,651	69,424,457

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April 30, 2014

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Clough China Fund	$8,482,881	$(2,271,012)	$4,583	$6,216,452	$64,952,216
RiverFront Conservative Income Builder Fund	212,960	(3,763)	–	209,197	6,343,597
RiverFront Dynamic Equity Income Fund	4,330,933	(373,263)	–	3,957,670	54,235,097
RiverFront Global Allocation Fund	3,196,149	(181,995)	–	3,014,154	31,201,958
RiverFront Global Growth Fund	9,170,599	(345,767)	–	8,824,832	64,464,301
RiverFront Moderate Growth & Income Fund	9,096,500	(156,023)	–	8,940,477	121,701,930

Deferred Tax Liability for ALPS | Alerian MLP Infrastructure Index Fund

Since the ALPS | Alerian MLP Infrastructure Index Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

April 30, 2014	Current	Deferred	Total
Federal	$2,990	$424,574	$427,564
State	313	27,710	28,023

Total tax expense	$3,303	$452,284	$455,587

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of April 30, 2014
Non-current Deferred tax assets:
Net Operating Loss Carryforward	$50,348
Capital Loss Carryforward	–
Other	–
Less Non-current Deferred tax liabilities:
Net unrealized gain on investment securities	(725,059)
Other	(3,518)

Net Deferred tax liability	$(678,230)

Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

149  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

For the fiscal year ended April 30, 2014
Income tax expense at statutory rate	$429,409
State income taxes (net of federal benefit)	28,544
Permanent differences, net	(1,968)
Change in estimated state referral rate	(232)
Other	(167)

Net income tax expense	$455,587

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

April 30, 2014
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from Inception to April 30, 2014, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The Fund’s initial tax year will be for the period ended October 31, 2013 and this period remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the fiscal year ended April 30, 2014 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Alerian MLP Infrastructure Index Fund	$14,570,210	$5,642,828
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	78,622,539	61,580,414
ALPS | Kotak India Growth Fund(b)	4,404,497	4,462,409
ALPS | Red Rocks Listed Private Equity Fund	235,463,748	128,659,090
ALPS | WMC Disciplined Value Fund	18,496,543	23,079,341
Clough China Fund	187,784,933	180,823,861
RiverFront Conservative Income Builder Fund	8,395,987	5,775,978
RiverFront Dynamic Equity Income Fund	61,912,441	42,986,626
RiverFront Global Allocation Fund	33,012,681	26,445,029
RiverFront Global Growth Fund	61,166,187	52,290,654
RiverFront Moderate Growth & Income Fund	128,498,072	113,983,759

150  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

Purchases and sales of U. S. Government Obligations during the fiscal year ended April 30, 2014 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$–	$30,986,631

(a)

Purchases and Sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and Sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | WMC Disciplined Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund, and RiverFront Moderate Growth & Income Fund shares do not incur redemption fees.

For the fiscal year ended April 30, 2014, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	$ 28,999	$ 17,040
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	55	186
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	15,328	10,053
ALPS | Kotak India Growth Fund - Class A	1,100	393
ALPS | Kotak India Growth Fund - Class I	–	196
ALPS | Red Rocks Listed Private Equity Fund - Class A	15,705	15,999
ALPS | Red Rocks Listed Private Equity Fund - Class C	472	228
ALPS | Red Rocks Listed Private Equity Fund - Class I	46,273	9,757
Clough China Fund - Class A	9,336	564
Clough China Fund - Class C	145	2
Clough China Fund - Class I	7,776	22,029

151  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

Transactions in shares of capital stock were as follows:

	ALPS | Alerian MLP Infrastructure Index Fund
	For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Class A
Shares sold	840,863	82,771
Dividends reinvested	22,014	806
Shares redeemed	(214,096)	(1)
Net increase in shares outstanding	648,781	83,576

Class C
Shares sold	307,622	50,001
Dividends reinvested	5,355	758
Shares redeemed	(56,783)	(1)
Net increase in shares outstanding	256,194	50,758

Class I
Shares sold	149,751	200,001
Dividends reinvested	10,785	3,031
Shares redeemed	(229,611)	(1)
Net increase/(decrease) in shares outstanding	(69,075)	203,031

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	7,651,538	8,530,181
Dividends reinvested	–	38,287
Shares redeemed	(7,315,182)	(6,220,651)
Net increase in shares outstanding	336,356	2,347,817

Class C
Shares sold	566,736	806,811
Dividends reinvested	–	4,974
Shares redeemed	(1,145,365)	(549,258)
Net increase/(decrease) in shares outstanding	(578,629)	262,527

Class I
Shares sold	22,908,918	14,771,425
Dividends reinvested	–	52,410
Shares redeemed	(16,450,540)	(4,279,108)
Net increase in shares outstanding	6,458,378	10,544,727

152  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

	ALPS | Kotak India Growth Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	276,089	358,458
Dividends reinvested	–	–
Shares redeemed	(248,518)	(156,778)
Net increase in shares outstanding	27,571	201,680

Class C
Shares sold	41,102	58,597
Dividends reinvested	–	–
Shares redeemed	(50,514)	(13,079)
Net increase/(decrease) in shares outstanding	(9,412)	45,518

Class I
Shares sold	36,244	86,660
Dividends reinvested	964	–
Shares redeemed	(68,589)	(56,376)
Net increase/(decrease) in shares outstanding	(31,381)	30,284

	ALPS | Red Rocks Listed Private Equity Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	15,978,340	5,739,840
Dividends reinvested	1,603,325	248,170
Shares redeemed	(5,633,930)	(6,914,956)
Net increase/(decrease) in shares outstanding	11,947,735	(926,946)

Class C
Shares sold	1,074,269	237,926
Dividends reinvested	55,528	6,033
Shares redeemed	(88,700)	(116,850)
Net increase in shares outstanding	1,041,097	127,109

Class I
Shares sold	14,171,110	11,839,555
Dividends reinvested	657,933	127,149
Shares redeemed	(8,859,864)	(5,867,506)
Net increase in shares outstanding	5,969,179	6,099,198

Class R
Shares sold	56,083	29,401
Dividends reinvested	3,972	178
Shares redeemed	(8,484)	(5,330)
Net increase in shares outstanding	51,571	24,249

153  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

	ALPS | WMC Disciplined Value Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	222,748	237,314
Dividends reinvested	100,951	53,334
Shares redeemed	(381,282)	(620,571)
Net decrease in shares outstanding	(57,583)	(329,923)

Class C
Shares sold	2,541	653
Dividends reinvested	187	57
Shares redeemed	(1,585)	–
Net increase in shares outstanding	1,143	710

Class I
Shares sold	475,904	596,565
Dividends reinvested	85,611	44,131
Shares redeemed	(751,779)	(815,605)
Net decrease in shares outstanding	(190,264)	(174,909)

	Clough China Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	620,113	403,248
Dividends reinvested	17,364	1,259
Shares redeemed	(658,438)	(537,081)
Net decrease in shares outstanding	(20,961)	(132,574)

Class C
Shares sold	192,333	129,593
Dividends reinvested	983	–
Shares redeemed	(239,921)	(190,104)
Net decrease in shares outstanding	(46,605)	(60,511)

Class I
Shares sold	791,750	1,926,116
Dividends reinvested	7,137	912
Shares redeemed	(404,998)	(2,279,485)
Net increase/(decrease) in shares outstanding	393,889	(352,457)

154  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

	RiverFront Conservative Income Builder Fund
	For the Year Ended April 30, 2014	For the Period September 4, 2014 (Commencement) to April 30, 2013
Class A
Shares sold	51,708	57,836
Dividends reinvested	827	47
Shares redeemed	(8,730)	–
Net increase in shares outstanding	43,805	57,883

Class C
Shares sold	237,894	215,910
Dividends reinvested	6,490	250
Shares redeemed	(78,476)	(658)
Net increase in shares outstanding	165,908	215,502

Class I
Shares sold	188,828	74,254
Dividends reinvested	3,830	1,217
Shares redeemed	(132,582)	(5,954)
Net increase in shares outstanding	60,076	69,517

	RiverFront Dynamic Equity Income Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	601,943	281,177
Dividends reinvested	36,711	11,503
Shares redeemed	(113,937)	(264,787)
Net increase in shares outstanding	524,717	27,893

Class C
Shares sold	859,238	407,618
Dividends reinvested	65,716	16,294
Shares redeemed	(241,047)	(331,282)
Net increase in shares outstanding	683,907	92,630

Class I
Shares sold	794,021	459,512
Dividends reinvested	54,114	14,180
Shares redeemed	(291,301)	(230,931)
Net increase in shares outstanding	556,834	242,760

155  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

	RiverFront Global Allocation Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	145,922	276,072
Dividends reinvested	21,838	8,077
Shares redeemed	(157,419)	(126,146)
Net increase in shares outstanding	10,341	158,003

Class C
Shares sold	460,035	224,493
Dividends reinvested	26,360	6,887
Shares redeemed	(164,939)	(328,407)
Net increase/(decrease) in shares outstanding	321,456	(97,027)

Class I
Shares sold	357,419	394,681
Dividends reinvested	24,973	6,276
Shares redeemed	(126,577)	(159,373)
Net increase in shares outstanding	255,815	241,585

	RiverFront Global Growth Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	711,148	449,097
Dividends reinvested	73,149	8,021
Shares redeemed	(279,502)	(276,448)
Net increase in shares outstanding	504,795	180,670

Class C
Shares sold	332,183	171,120
Dividends reinvested	60,174	5,393
Shares redeemed	(114,858)	(202,053)
Net increase/(decrease) in shares outstanding	277,499	(25,540)

Class I
Shares sold	312,894	272,611
Dividends reinvested	75,213	5,552
Shares redeemed	(135,371)	(207,050)
Net increase in shares outstanding	252,736	71,113

Class L
Shares sold	208,438	206,678
Dividends reinvested	156,519	27,327
Shares redeemed	(297,731)	(511,817)
Net increase/(decrease) in shares outstanding	67,226	(277,812)

Investor Class
Shares sold	17,783	16,623
Dividends reinvested	52,483	8,789
Shares redeemed	(138,604)	(167,484)
Net decrease in shares outstanding	(68,338)	(142,073)

156  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

	RiverFront Moderate Growth & Income Fund
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Class A
Shares sold	929,036	1,025,931
Dividends reinvested	131,056	40,069
Shares redeemed	(964,205)	(467,697)
Net increase in shares outstanding	95,887	598,303

Class C
Shares sold	1,598,320	1,700,686
Dividends reinvested	231,095	44,339
Shares redeemed	(1,075,044)	(792,564)
Net increase in shares outstanding	754,371	952,461

Class I
Shares sold	1,406,353	1,805,781
Dividends reinvested	171,628	35,557
Shares redeemed	(642,198)	(795,302)
Net increase in shares outstanding	935,783	1,046,036

157  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the year ended April 30, 2014 were as follows:

RiverFront Conservative Income Builder Fund

Security Name	Share Balance May 1, 2013	Purchases	Sales	Share Balance April 30, 2014	Dividend Income	Realized Loss	Market Value April 30, 2014
Riverfront Strategic Income Fund	–	21,549	2,504	19,045	$4,863	$(270)	$484,124
					$4,863	$(270)	$484,124

RiverFront Dynamic Equity Income Fund
Security Name	Share Balance May 1, 2013	Purchases	Sales	Share Balance April 30, 2014	Dividend Income	Realized Gain	Market Value April 30, 2014
Riverfront Strategic Income Fund	–	125,419	–	125,419	$40,524	$–	$3,188,151
					$40,524	$–	$3,188,151

RiverFront Global Allocation Fund
Security Name	Share Balance May 1, 2013	Purchases	Sales	Share Balance April 30, 2014	Dividend Income	Realized Gain	Market Value April 30, 2014
Riverfront Strategic Income Fund	–	73,453	–	73,453	$24,674	$–	$1,867,175
					$24,674	$–	$1,867,175

RiverFront Moderate Growth & Income Fund
Security Name	Share Balance May 1, 2013	Purchases	Sales	Share Balance April 30, 2014	Dividend Income	Realized Gain	Market Value April 30, 2014
Riverfront Strategic Income Fund	–	383,662	–	383,662	$106,997	$–	$9,752,688
					$106,997	$–	$9,752,688

158  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI” or “Advisor”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Board.

Fund	Sub-Advisor
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC (formerly CoreCommodity Asset Management, LLC)
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC
ALPS | WMC Disciplined Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Conservative Income Builder Fund	RiverFront Investment Group, LLC
RiverFront Dynamic Equity Income Fund	RiverFront Investment Group, LLC
RiverFront Global Allocation Fund	RiverFront Investment Group, LLC
RiverFront Global Growth Fund	RiverFront Investment Group, LLC
RiverFront Moderate Growth & Income Fund	RiverFront Investment Group, LLC

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee which is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Alerian MLP Infrastructure Index Fund	0.70%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | WMC Disciplined Value Fund	0.95	%(a)
Clough China Fund	1.35%
RiverFront Conservative Income Builder Fund	0.85%
RiverFront Dynamic Equity Income Fund	0.85%
RiverFront Global Allocation Fund	0.85%
RiverFront Global Growth Fund	0.85%
RiverFront Moderate Growth & Income Fund	0.85%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Pursuant to an Investment Sub-advisory Agreement, the Advisor pays each Sub-Advisor an annual sub-advisory management fee which is based on each Fund’s average daily assets. The Advisor is required to pay all fees due to each Sub-Advisor out of the management fee the Advisor receives from each Fund. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | WMC Disciplined Value Fund	First $250 Million	0.50%
	$250 Million - $500 Million	0.40%
	Over $500 Million	0.30%

159  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
Clough China Fund	All Asset Levels	0.90%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.60%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.60%
RiverFront Global Allocation Fund	All Asset Levels	0.60%
RiverFront Global Growth Fund	All Asset Levels	0.60%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.60%

The Advisor and each Sub-Advisor have contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees (except Clough China Class A, Class C and Class I shares), shareholder service fees (except ALPS | WMC Disciplined Value Class A shares, and Clough China Class A shares and Class C shares), acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below. These agreements are reevaluated on an annual basis based on the terms disclosed below.

							Term of Expense
Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Limit Agreement
ALPS | Alerian MLP Infrastructure Index Fund	0.85%	0.85%	0.85%	N/A	N/A	N/A	12/31/12 - 8/31/14
ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund	1.05%	1.05%	1.15%	N/A	N/A	N/A	9/11/13 - 9/11/15
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	N/A	N/A	N/A	9/1/13 - 8/31/14
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	N/A	N/A	1.25%	9/1/13 - 8/31/14
ALPS | WMC Disciplined Value Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	9/1/13 - 8/31/14
Clough China Fund	1.95%	2.70%	1.70%	N/A	N/A	N/A	9/1/13 - 8/31/14(a)
RiverFront Conservative Income Builder Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/13 - 8/31/14
RiverFront Dynamic Equity Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/13 - 8/31/14
RiverFront Global Allocation Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/13 - 8/31/14
RiverFront Global Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	N/A	9/1/13 - 8/31/14
RiverFront Moderate Growth & Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/13 - 8/31/14

(a)

As of April 30, 2014, effective September 1, 2014, the Adviser agreed to limit the Total Annual Fund Operating Expenses (as defined above) of the Fund to an annual rate of 3.00% for Class A shares, 3.75% for Class C shares and 2.75% for Class I shares through December 31, 2018.

The Advisor and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. Clough China Fund is not obligated to pay any such waived or reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived or reimbursed. The ALPS | Alerian MLP Infrastructure Index Fund, The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Disciplined Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund are not obligated to pay any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. At April 30, 2014, the Advisor and Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 2015		Expires 2016	Expires 2017	Total
ALPS | Alerian MLP Infrastructure Index Fund - Class A	$	N/A	$9,499	$95,994	$105,493
ALPS | Alerian MLP Infrastructure Index Fund - Class C		N/A	9,045	28,674	37,719
ALPS | Alerian MLP Infrastructure Index Fund - Class I		N/A	36,196	38,321	74,517
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A		92,408	91,338	55,147	238,893
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C		22,973	17,117	9,066	49,156
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I		132,927	21,636	30,311	184,874

160  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

Fund	Expires 2015	Expires 2016	Expires 2017	Total
ALPS | Kotak India Growth Fund - Class A	$162,829	$188,194	$198,350	$549,373
ALPS | Kotak India Growth Fund - Class C	55,637	37,562	38,130	131,329
ALPS | Kotak India Growth Fund - Class I	156,766	121,202	87,957	365,925
ALPS | Red Rocks Listed Private Equity Fund - Class A	187,199	11,372	N/A	198,571
ALPS | Red Rocks Listed Private Equity Fund - Class C	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class I	74,332	23,023	N/A	97,355
ALPS | Red Rocks Listed Private Equity Fund - Class R	N/A	N/A	N/A	N/A
ALPS | WMC Disciplined Value Fund - Class A	76,957	50,013	39,957	166,927
ALPS | WMC Disciplined Value Fund - Class C	35	90	81	206
ALPS | WMC Disciplined Value Fund - Class I	50,344	36,903	31,790	119,037
Clough China Fund - Class A	40,594	N/A	N/A	40,594
Clough China Fund - Class C	18,643	N/A	N/A	18,643
Clough China Fund - Class I	40,939	N/A	N/A	40,939
RiverFront Conservative Income Builder Fund - Class A	N/A	6,224	14,608	20,832
RiverFront Conservative Income Builder Fund - Class C	N/A	38,763	50,536	89,299
RiverFront Conservative Income Builder Fund - Class I	N/A	21,584	23,541	45,125
RiverFront Dynamic Equity Income Fund - Class A	28,156	25,434	28,302	81,892
RiverFront Dynamic Equity Income Fund - Class C	50,238	54,152	55,724	160,114
RiverFront Dynamic Equity Income Fund - Class I	22,483	29,280	39,925	91,688
RiverFront Global Allocation Fund - Class A	34,374	32,881	31,141	98,396
RiverFront Global Allocation Fund - Class C	52,289	44,218	41,816	138,323
RiverFront Global Allocation Fund - Class I	16,751	21,009	30,843	68,603
RiverFront Global Growth Fund - Class A	28,761	22,444	28,381	79,586
RiverFront Global Growth Fund - Class C	25,941	23,097	22,962	72,000
RiverFront Global Growth Fund - Class I	20,698	18,595	27,339	66,632
RiverFront Global Growth Fund - Class L	105,363	78,131	60,282	243,776
RiverFront Global Growth Fund - Investor Class	49,504	31,778	22,272	103,554
RiverFront Moderate Growth & Income Fund - Class A	31,744	49,603	52,042	133,389
RiverFront Moderate Growth & Income Fund - Class C	64,551	92,197	96,176	252,924
RiverFront Moderate Growth & Income Fund - Class I	21,391	38,570	55,830	115,791

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Prior to April 30, 2014, the distributor was ALPS Distributors, Inc. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exemptive relief obtained by the Underlying Sector ETFs, the Advisor will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs.

Each Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Class A, Class C, Class R (ALPS | Red Rocks Listed Private Equity Fund only), and Investor Class (RiverFront Global Growth Fund only) shares. The Plan allows a Fund to use Class A, Class C, Class R and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, Class R and Investor Class shares and/or the provision of shareholder services to Class A, Class C, Class R and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C, Class R and Investor Class shares of a Fund, if any, as their funding medium and for related expenses. The Plan permits a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A and Investor Class shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

161  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

Because these fees are paid out of a Fund’s Class A, Class C, Class R and Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, Class R and Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges.

The ALPS | Alerian MLP Infrastructure Index Fund Class A and Class C shares, ALPS | Kotak India Growth Fund Class A and Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class A and Class C shares, ALPS | WMC Disciplined Value Fund Class C shares, Clough China Fund Class C shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A and Class C shares, RiverFront Conservative Income Builder Fund Class C shares, RiverFront Dynamic Equity Income Fund Class C shares, RiverFront Global Allocation Fund Class C shares, RiverFront Global Growth Fund Class C Shares, and the RiverFront Moderate Growth & Income Fund Class C shares have adopted a shareholder services plan (“Shareholder Services Plan”). Under the Shareholder Services Plan for each Fund, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for ALPS | Alerian MLP Infrastructure Index Fund Class A shares, ALPS | Kotak India Growth Fund Class A shares, ALPS | Red Rocks Listed Private Equity Fund Class A shares, and ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A shares, and not to exceed 0.25% for the ALPS | Alerian MLP Infrastructure Index Fund Class C shares, ALPS | Kotak India Growth Fund Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class C shares, ALPS | WMC Disciplined Value Fund Class C shares, Clough China Fund Class C shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class C shares, RiverFront Conservative Income Builder Fund Class C shares, RiverFront Dynamic Equity Income Fund Class C shares, RiverFront Global Allocation Fund Class C shares, RiverFront Global Growth Fund Class C Shares, and the RiverFront Moderate Growth & Income Fund Class C shares of the average daily net asset value of the Class A shares and Class C shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assists in the Funds’ operations.

ALPS Price MeadowsSM (“APM”), a division of ALPS, provides administration services to the CoreCommodity Management Cayman Commodity Fund Ltd. and receives an annual fee of $50,000 for such services.

The Annual Administrative Fee is based on each Fund’s average daily net assets and will be billed monthly, at the following:

	Average Daily Net Assets
Fund	of the Fund	Annual Administrative Fee
ALPS | Alerian MLP Infrastructure Index Fund	All Asset Levels	0.10%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.10%*
ALPS | Kotak India Growth Fund	All Asset Levels	0.15%**
ALPS | Red Rocks Listed Private Equity Fund	First $500 Million	0.08%
	$500 Million - $1 Billion	0.06%
	Over $1 Billion	0.04%
ALPS | WMC Disciplined Value Fund	All Asset Levels	0.15%
Clough China Fund	All Asset Levels	0.15%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.10%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.10%
RiverFront Global Allocation Fund	All Asset Levels	0.10%
RiverFront Global Growth Fund	All Asset Levels	0.10%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.10%

*	Subject to a minimum annual fee of $57,140.
**	Subject to a minimum annual fee of $100,000.

162  |  April 30, 2014

Notes to Financial Statements

April 30, 2014

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

163  |  April 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Disciplined Value Fund, Clough China Fund, ALPS | Alerian MLP Infrastructure Index Fund, RiverFront Conservative Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Moderate Growth & Income Fund, nine of the funds of Financial Investors Trust (the “Trust”), as of April 30, 2014, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented (as to the Clough China Fund, the financial highlights for each of the four years in the period ended April 30, 2014, and the period August 1, 2009 to April 30, 2010) (as to the RiverFront Global Growth Fund, the financial highlights for each of the three years in the period ended April 30, 2014, the period January 1, 2011 to April 30, 2011, and for the year ended December 31, 2010). We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated statements of investments, of ALPS | Kotak India Growth Fund and ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, two of the funds of the Trust, as of April 30, 2014, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights for these eleven funds are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Clough China Fund for the year ended July 31, 2009 were audited by other auditors whose report, dated September 21, 2009, expressed an unqualified opinion on such financial highlights. The financial highlights of the RiverFront Global Growth Fund for the year ended December 31, 2009 were audited by other auditors whose report, dated February 26, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the eleven funds constituting Financial Investors Trust as of April 30, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America (as to the Clough China Fund, the financial highlights for each of the four years in the period ended April 30, 2014, and the period August 1, 2009 to April 30, 2010) (as to the RiverFront Global Growth Fund, the financial highlights for each of the three years in the period ended April 30, 2014, the period January 1, 2011 to April 30, 2011, and for the year ended December 31, 2010).

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

164  |  April 30, 2014

Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2013:

	Qualified Dividend	Dividend Received
	Income	Deduction
ALPS | Red Rocks Listed Private Equity Fund	6.16%	0.05%
ALPS | WMC Disciplined Value Fund	69.01%	68.03%
Clough China Fund	100.00%	0.00%
RiverFront Conservative Income Builder Fund	1.52%	1.33%
RiverFront Dynamic Equity Income Fund	3.39%	3.42%
RiverFront Global Allocation Fund	3.00%	3.01%
RiverFront Global Growth Fund	3.31%	3.32%
RiverFront Moderate Growth & Income Fund	2.36%	2.37%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

The Funds designate the following as a long term capital gain distribution:

Long-Term Gain Distribution
ALPS | WMC Disciplined Value Fund	$ 222,794
RiverFront Dynamic Equity Income Fund	1,181,243
RiverFront Global Allocation Fund	348,551
RiverFront Global Growth Fund	5,048,799
RiverFront Moderate Growth & Income Fund	3,525,177

Pursuant to Section 853 (c) of the Internal Revenue Code, the Clough China Fund, designates $102,748, as foreign taxes paid, and $2,287,673, as foreign source income earned between May 1, 2013 and April 30, 2014.

4. SHAREHOLDER MEETING

A Special Meeting of Shareholders of the ALPS | CoreCommodity Management CompleteCommoditiesSM Strategy Fund (the “Fund”) was held on November 12, 2013 to approve a new Investment Sub-Advisory Agreement among Financial Investors Trust (the “Trust”) on behalf of the Fund, ALPS Advisors, Inc. and CoreCommodity Management, LLC (the “Proposal”) and adjourned, until December 16, 2013 and further adjourned until January 15, 2014. The Special Meeting was reconvened on January 15, 2014 and the Proposal was voted on and approved by the Shareholders of the Fund.

The January 15, 2014 voting results were as follows:

Matter	Voter Type	Shares
Approval of a new Investment Sub-Advisory Agreement among Financial	For	11,722,211.000
Investors Trust, on behalf of the Fund, ALPS Advisors and CoreCommodity	Against	4,113,635.000
Management, LLC	Abstain	396,374.394

165  |  April 30, 2014

Trustees and Officers
April 30, 2014 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll-free) (866) 759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	59	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 30, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services (currently 43 funds, 0 funds, 0 funds, 3 funds, 0 funds, 1 funds and 0 funds, respectively).

166  |  April 30, 2014

Trustees and Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 30, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services (currently 43 funds, 0 funds, 0 funds, 3 funds, 0 funds, 1 funds and 0 funds, respectively).

167  |  April 30, 2014

Trustees and Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

35

Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 30, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services (currently 43 funds, 0 funds, 0 funds, 3 funds, 0 funds, 1 funds and 0 funds, respectively).

168  |  April 30, 2014

Trustees and Officers
April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 30, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services (currently 43 funds, 0 funds, 0 funds, 3 funds, 0 funds, 1 funds and 0 funds, respectively).

169  |  April 30, 2014

ANNUAL REPORT | April 30, 2014

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.         ALP000783

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING®

ANNUAL REPORT

April 30, 2014

Grandeur Peak
Emerging Markets Opportunities Fund GPEOX/GPEIX

Grandeur Peak
Global Opportunities Fund GPGOX/GPGIX

Grandeur Peak
Global Reach Fund GPROX/GPRIX

Grandeur Peak
International Opportunities Fund GPIOX/GPIIX

Grandeur Peak Funds®

Grandeur Peak Funds®	Shareholder Letter
April 30, 2014 (Unaudited)

April 30, 2014

Dear Fellow Investors,

Market Commentary

Destitutus ventis, remos adhibe: “If the wind will not serve, take to the oars.”

Grandeur Peak Global Advisors was launched on July 1, 2011. “The Market” using the Russell Global Index as a proxy is up about 30% since that date. And yet, by the measures that we use to evaluate companies, we don’t think company fundamentals have improved that much. So we’ve had a nice market wind in our sails, but that certainly can’t go on forever. We’re happy to have enjoyed some strong returns since the October 2011 launch of our first mutual funds, but we’ve recently been worried about increasing valuations and are actually hoping the market will take a breather.

So what do we do? As an investment team we have to “take to the oars” and figure out which names we should be rotating to and, to a lesser degree, finding new names. This, of course is easier said than done, but we thought it would be good to go over the process we use so you could get a better understanding of how we attempt to generate returns for our portfolios.

The Grandeur Peak Process of Investing

While there are approximately 10,000 stocks in the Russell Global Index, there are around 30,000 publicly listed companies globally that we consider investible. Our goal is to look at the financials of all 30,000 companies at least twice a year and make a determination as to which of these companies we will add to our research universe. What we’re looking for in these screens is certain characteristics (e.g. growth rates, profitability, cash flow generation, low debt, etc.) that we believe are indicative of high quality companies. We employ a very systematic approach to screening the universe whereby over the course of a 52-week schedule we screen the entire universe at least twice, and hopefully minimize the number of high quality companies that slip through the cracks.

Annual Report | April 30, 2014	1

Grandeur Peak Funds®	Shareholder Letter
April 30, 2014 (Unaudited)

For us, a great (high quality) company must also operate in a good business. We look for companies that have plenty of headroom to grow. They typically have a nice opportunity to gain market share and improve profitability as well. Another important characteristic indicative of a great business is a strong and sustainable competitive advantage. We love to see a sticky customer base with steady recurring revenue, a diverse customer base with little risk of revenue drying up if a large customer or two were to leave, and strong bargaining power with suppliers and customers.

The third important aspect of a good company is the motivation, integrity, and skill of the management team. In many cases turning a good business into a great company requires the right management team. This is why we travel so much. We think it’s important to meet management face-to-face and to build a long-term relationship with them to understand the firm’s true potential.

Finally, we make a distinction between good companies and good stocks. Finding a great company is only half the battle. If a great company’s stock isn’t attractively priced, it might not make a very good investment.

After identifying what we believe are high quality companies (i.e. high quality financials, high quality business model, and high quality management team), our investment decisions can be boiled down to a 3D matrix through which we analyze stocks along three key measures: Company Quality (good, better, best), Stock Value (poor, fair, good) and Business Momentum (decelerating, stable, accelerating). When we speak of “momentum” we’re not talking about stock price momentum or technicals, but rather fundamental business momentum—how well the business is doing. Where in the QVM matrix a company currently sits helps us decide when to buy, hold, trim or sell.

Since we launched our first funds 2 1⁄2 years ago we’ve narrowed the universe of 30,000 companies down to around 2,000 companies in our core research universe. We maintain four core lists to keep track of these companies:

—	Owned: Companies we own in one or more of our funds.
—

Red Hot: Companies that have recently caught our attention because of their numbers. We want to get them deep into our research process as quickly as possible, as this may be a great time to buy before others discover them.

—

Watch A: Companies we’ve researched and would like to own, however something is currently amiss on the value/momentum continuum so we have not yet purchased. We will watch closely for the right entry point.

—	Watch B: Companies we’ve researched and found them to still be maturing and not yet ready for purchase, but they could be one day. We will revisit regularly to see how they are progressing.

We have three other lists that we also maintain to help us keep an eye on other companies:

—

Hot: Companies that we are just getting to know. They have interesting numbers so we want to get them into our research process within a few months, but they are less of a priority than the Red Hot names.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter
April 30, 2014 (Unaudited)

—

Blue-chip: High quality larger cap companies that we know and follow, often as competitors to our smaller companies. At times we may own them, but they are typically more efficiently priced with less compelling growth opportunities.

—	Watch C: Companies we’ve researched and have decided to pass on due to quality. We will still keep an eye on them as they can provide good learning for us as well.

Perhaps our biggest disappointment is when we let an opportunity slip through the cracks. At the start of 2014 we had 139 companies on our Red Hot list. There were 23 of these stocks that were up over 20% during the first quarter, with the best stock up almost 110%. These are the ones that, for the short term anyway, may have gotten away. However, there were 61 companies on our red hot list that were down during the quarter, so if our initial research is favorable on these companies we may have a good buying opportunity.

Perhaps more interesting is our Watch A list. Of the 420 names on this list, 195 were down during the first quarter of 2014. Meanwhile, 78 of the companies we own in the portfolios were up over 20% for the quarter, so our Watch A list gives us candidates with which to refresh the portfolios. Consequently, even though we’re pretty worried about the current state of valuations given moderate company fundamentals/momentum, we’re taking to the oars and rowing hard to try to build interesting portfolios at justified valuations.

Portfolio Performance

For the fiscal year ended April 30, 2014, the Global Opportunities Fund – Investor Class was up 24.31%, vs 14.24% for the Russell Global Small Cap Index, and the International Opportunities Fund – Investor Class was up 24.59%, vs 10.68% for the Russell Global ex-U.S. Small Cap Index. The Global Reach Fund – Investor Class was launched less than a year ago (June 19, 2013), but since inception it was up 25.31%, vs 14.92% for the Russell Global Small Cap Index. Similarly, the Emerging Markets Opportunities Fund – Investor Class was launched just over 4 months ago and increased 5.30%, vs 4.99% for the Russell Emerging Markets Small Cap Index. Please see pages 6, 8, 10 and 12, respectively, for full standardized performance of the Funds.

Our process all starts with our “umbrella” Global Reach Fund. The focus we’ve put on making sure each industry team is working well seems to be showing up in the Global Reach Fund’s recent performance. Hats off to the entire team here. We’re also off to a decent start with the Emerging Markets Opportunities Fund. The first four months were a tough and volatile period for emerging markets, but Spencer Stewart and Blake Walker, with help from Zach Larkin, have been rowing hard.

We’re frankly less happy with the Global Opportunities and International Opportunities Funds as of late. Both funds had a good fiscal year, which is great, but the obvious question is why they have lagged the Reach portfolio by so much in the first four months of 2014? I think there is a combination of factors: 1) our highest conviction stocks (the ones held in the Opportunities Funds) have performed really well over the past three years, and although we do look to rotate our portfolio based on value, we are not heavy traders in our favorite long-term names, 2) we have had an abnormal amount of noise in some of our high conviction names due to the Russian invasion of Ukraine, a food safety allegation, a bribery allegation, a China regulatory issue, and several short attacks, and 3) we, as the PMs of Global and International Opportunities, could do better. I feel like we may not be reacting quickly enough to our industry teams. The good news is that this is fixable, and as the industry teams continue to improve on the process we should be able to refine our focus on these two funds.

Annual Report | April 30, 2014	3

Grandeur Peak Funds®	Shareholder Letter
April 30, 2014 (Unaudited)

On the year, we had a fairly balanced mix of tailwinds and headwinds by sector and country, but ultimately the bulk of our outperformance came from stock picking. We did quite well in the IT, health care, industrials, and financial sectors, but we had a few companies hurt us in the consumer sector. Energy & materials continued to be any area of significant underweight, although our picks there outperformed. Our weakest region was Africa/Middle East, but our weight there was quite small. Meanwhile, we had a great year in Asia/Pacific, and also picked up nice gains in Western Europe.

Our focus remains at the company level, not on sectors or countries. In our global funds we’ve seen a shift over the last several quarters towards higher weights in emerging markets. This is not a macro call, in fact, from a macro standpoint we think we may be early on this rotation, but we are simply finding a greater number of interesting companies at reasonable valuations in these countries right now. Looking out five years we believe we will look back in hindsight and say these were good investments, but there is greater near-term uncertainty on how the markets will view them.

Business Update

We now have roughly $2.1 billion under management as a firm. Frankly we’re a little surprised to have reached this level in less than three years. Earlier this year we made the tough decision to hard close the Global Opportunities and International Opportunities Funds. We also soft closed the Emerging Markets Opportunities Fund and the Global Reach Fund. We know it’s frustrating to clients for us to close our funds, but we really do believe it’s in the best interest of our existing shareholders. We committed to this from day one and we’re following through.

We feel like this level of assets is a nice spot—big enough, but not too big. Our size affords us resources we wouldn’t have otherwise. We’ve built out our team a little, and we are investing in the business (e.g. upgrading our trading system). For the balance of 2014 our priorities are: 1) seeking to maintain the highest quality portfolios, 2) investing in our team and tools, 3) continuing our focus on the back-end of our research process, and 4) taking care of our existing clients.

Thank you for your continued trust.

Sincerely,

Robert Gardiner	Blake Walker
Chief Executive Officer & Portfolio Manager	Chief Investment Officer & Portfolio Manager

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-PEAK (7325). Please read it carefully before investing.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter
April 30, 2014 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Grandeur Peak Global Advisors, LLC does not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

CFA® is trademark owned by CFA Institute.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

Annual Report | April 30, 2014	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2014

	Calendar	Since	Expense Ratio
	YTD	Inception(a)	Gross	Net(b)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	4.36%	5.30%	2.01%	1.95%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	4.46%	5.40%	1.76%	1.70%
Russell Emerging Markets Small Cap Index(c)	3.02%	4.99%

(a)	Fund inception date of October 17, 2011.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% of the Fund’s average daily net assets for the Investor Class and 1.70% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2014. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Emerging Markets Small Cap Index seeks to measure the performance of the small-cap equity universe of emerging countries. The index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in an index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2014

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	76.5%
Latin America	8.7%
Africa/Middle East	7.4%
Europe	2.5%
North America	1.9%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Technology	21.6%
Industrials	21.1%
Consumer	20.2%
Financials	17.1%
Health Care	10.4%
Energy & Materials	6.6%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.8%
CETIP SA - Mercados Organizados	1.7%
SPT Energy Group, Inc.	1.6%
Value Partners Group, Ltd.	1.5%
Hy-Lok Corp.	1.4%
KONA@I Co., Ltd.	1.4%
Voltronic Power Technology Corp.	1.3%
Pepsi-Cola Products Philippines, Inc.	1.2%
Cleanaway Co., Ltd.	1.2%
Sinmag Equipment Corp.	1.1%
Total	15.2%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | April 30, 2014	7

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2014

		Calendar	Since	Expense Ratio
	6 months	YTD	Inception(a)	Gross	Net(b)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	4.98%	0.61%	24.87%	1.68%	1.68%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	5.40%	0.91%	25.43%	1.44%	1.44%
Russell Global Small Cap Index(c)	3.80%	0.73%	16.93%
Russell Global Index(d)	5.63%	2.23%	17.41%

(a)	Fund inception date of October 17, 2011.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% of the Fund’s average daily net assets for the Investor Class and 1.50% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2014. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in an index.

(d)

The Russell Global Index seeks to measure the performance of the global equity universe. The index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in an index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 for the period ended April 30, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
North America	32.8%
Asia ex Japan	28.6%
Europe	20.9%
Latin America	5.1%
Japan	3.9%
Australia/New Zealand	3.2%
Africa/Middle East	1.5%
Cash, Cash Equivalents, & Other Net Assets	4.0%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Technology	24.8%
Industrials	22.2%
Financials	20.7%
Consumer	12.1%
Health Care	11.1%
Energy & Materials	5.1%
Cash, Cash Equivalents, & Other Net Assets	4.0%
Total	100.0%

Annual Report | April 30, 2014	9

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	2.7%
Magellan Financial Group, Ltd.	2.2%
Roadrunner Transportation Systems, Inc.	2.1%
RPS Group PLC	1.7%
Melexis NV	1.6%
Clinigen Group PLC	1.6%
Universal Truckload Services, Inc.	1.3%
CETIP SA - Mercados Organizados	1.3%
Hy-Lok Corp.	1.1%
Man Wah Holdings, Ltd.	1.0%
Total	16.6%

*	Holdings are subject to change. Tables present indicative values only.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2014

		Calendar	Since	Expense Ratio
	6 months	YTD	Inception(a)	Gross	Net(b)
Grandeur Peak Global Reach Fund – Investor (GPROX)	9.06%	4.90%	25.31%	1.91%	1.60%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	9.28%	4.99%	25.45%	1.75%	1.35%
Russell Global Small Cap Index(c)	3.80%	0.73%	14.92%
Russell Global Index(d)	5.63%	2.23%	16.20%

(a)	Fund inception date of June 19, 2013.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% of the Fund’s average daily net assets for the Investor Class and 1.35% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2014. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in an index.

(d)

The Russell Global Index seeks to measure the performance of the global equity universe. The index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in an index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Annual Report | April 30, 2014	11

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 for the period ended April 30, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	32.2%
North America	24.4%
Europe	16.1%
Japan	5.2%
Latin America	4.0%
Africa/Middle East	3.8%
Australia/New Zealand	2.3%
Cash, Cash Equivalents, & Other Net Assets	12.0%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Industrials	20.2%
Financials	18.1%
Technology	17.7%
Consumer	16.4%
Health Care	11.6%
Energy & Materials	4.0%
Cash, Cash Equivalents, & Other Net Assets	12.0%
Total	100.0%

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2014 (Unaudited)

Top 10 Holdings (as a % of Net Assets)*
Roadrunner Transportation Systems, Inc.	2.0%
Magellan Financial Group, Ltd.	1.6%
First Republic Bank	1.6%
Man Wah Holdings, Ltd.	1.2%
Petra Foods, Ltd.	1.2%
Shaklee Global Group, Inc.	1.0%
Wesco Aircraft Holdings, Inc.	0.8%
Hy-Lok Corp.	0.8%
China Medical System Holdings, Ltd.	0.8%
CETIP SA - Mercados Organizados	0.8%
Total	11.8%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | April 30, 2014	13

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2014

		Calendar	Since	Expense Ratio
	6 months	YTD	Inception(a)	Gross	Net(b)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	8.15%	4.28%	25.44%	1.73%	1.73%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	8.30%	4.27%	25.70%	1.46%	1.46%
Russell Global ex-U.S. Small Cap Index(c)	4.24%	3.07%	13.57%

(a)	Fund inception date of October 17, 2011.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”),has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% of the Fund’s average daily net assets for the Investor Class and 1.50% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2014. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global ex-U.S. Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe, excluding companies assigned to the United States. The index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in an index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2014

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	39.5%
Europe	26.8%
Japan	5.9%
Latin America	5.8%
North America	4.4%
Africa/Middle East	3.5%
Australia/New Zealand	3.3%
Cash, Cash Equivalents, & Other Net Assets	10.8%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Industrials	21.0%
Technology	19.6%
Financials	16.5%
Consumer	15.9%
Health Care	10.8%
Energy & Materials	5.4%
Cash, Cash Equivalents, & Other Net Assets	10.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Magellan Financial Group, Ltd.	2.1%
RPS Group PLC	1.7%
Melexis NV	1.6%
Clinigen Group PLC	1.5%
CETIP SA - Mercados Organizados	1.5%
Home Capital Group, Inc.	1.4%
Hy-Lok Corp.	1.4%
China Medical System Holdings, Ltd.	1.3%
Trancom Co., Ltd.	1.1%
Man Wah Holdings, Ltd.	1.1%
Total	14.7%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | April 30, 2014	15

Grandeur Peak Funds®	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2013 through April 30, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)	Expenses Paid During period November 1, 2013 - April 30, 2014(b)
Grandeur Peak Emerging Markets Opportunities Fund
Institutional Class(c)
Actual	$ 1,000.00	$ 1,054.00	1.70%	$ 6.46
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.36	1.70%	$ 8.50
Investor Class(c)
Actual	$ 1,000.00	$ 1,053.00	1.95%	$ 7.40
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.12	1.95%	$ 9.74

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)	Expenses Paid During period November 1, 2013 - April 30, 2014(b)
Grandeur Peak Global Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,054.00	1.40%	$ 7.13
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.85	1.40%	$ 7.00
Investor Class
Actual	$ 1,000.00	$ 1,049.80	1.65%	$ 8.39
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.61	1.65%	$ 8.25
Grandeur Peak Global Reach Fund
Institutional Class
Actual	$ 1,000.00	$ 1,092.80	1.35%	$ 7.01
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.10	1.35%	$ 6.76
Investor Class
Actual	$ 1,000.00	$ 1,090.60	1.60%	$ 8.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.86	1.60%	$ 8.00
Grandeur Peak International Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,083.00	1.44%	$ 7.44
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.65	1.44%	$ 7.20
Investor Class
Actual	$ 1,000.00	$ 1,081.50	1.71%	$ 8.83
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.31	1.71%	$ 8.55

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

(c)	The Grandeur Peak Emerging Markets Opportunities Fund’s inception date is December 16, 2013.

Annual Report | April 30, 2014	17

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

		Value
	Shares	(Note 2)

COMMON STOCKS (96.47%)
Brazil (6.07%)
Abril Educacao SA	56,400	$720,888
Banco Daycoval SA	555,937	2,243,943
CETIP SA - Mercados Organizados	374,100	4,743,046
Cia de Locacao das Americas	749,800	971,823
Even Construtora e Incorporadora SA	228,700	743,615
Odontoprev SA	356,700	1,439,758
Raia Drogasil SA	90,200	773,461
Tegma Gestao Logistica	273,500	2,304,772
Totvs SA	66,400	1,089,618
Valid Solucoes SA	143,300	2,208,867

		17,239,791

China (16.26%)
51job, Inc., ADR(a)	14,800	998,112
AAC Technologies Holdings, Inc.	141,000	787,481
Bolina Holding Co., Ltd.	3,997,000	1,443,528
China Animal Healthcare, Ltd.(a)	1,642,000	1,071,659
China Biologic Products, Inc.(a)	20,639	754,355
China Lesso Group Holdings, Ltd.	2,528,000	1,343,406
China Medical System Holdings, Ltd.	1,901,000	2,250,908
China Pioneer Pharma Holdings, Ltd.(a)	2,391,000	1,279,855
China Shineway Pharmaceutical Group, Ltd.	823,000	1,441,560
Credit China Holdings, Ltd.	1,900,000	325,940
Ctrip.com International, Ltd., ADR(a)	6,200	289,788
Dongpeng Holdings Co., Ltd.(a)	7,141,000	2,938,209
Far East Horizon, Ltd.	4,278,500	2,897,236
Freetech Road Recycling Technology Holdings, Ltd.(a)	4,914,200	1,248,683
Labixiaoxin Snacks Group, Ltd.(b)	8,214,000	2,701,643
Le Saunda Holdings, Ltd.	1,792,000	855,210
Man Wah Holdings, Ltd.	4,791,300	7,848,562
Mindray Medical International, Ltd., ADR	53,800	1,778,628
Montage Technology Group, Ltd.(a)	122,420	2,545,112
Noah Holdings, Ltd., Sponsored ADR(a)	76,200	1,025,652
O2Micro International, Ltd., ADR(a)	222,200	799,920
Phoenix New Media, Ltd., ADR(a)	98,100	907,425
Sihuan Pharmaceutical Holdings Group, Ltd.	951,000	1,047,542
SPT Energy Group, Inc.	8,331,000	4,523,892
Tao Heung Holdings, Ltd.	797,000	510,914

   See Notes to Financial Statements.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

China (continued)
Tsui Wah Holdings, Ltd.	2,066,000	$1,049,928
WuXi PharmaTech Cayman, Inc., ADR(a)	43,850	1,490 ,900

		46,156,048

Colombia (2.09%)
Gran Tierra Energy, Inc.(a)	393,200	2,811,380
Parex Resources, Inc.(a)	310,900	3,108,858

		5,920,238

Georgia (0.54%)
Bank of Georgia Holdings PLC	35,090	1,542,164

Greece (0.47%)
Sarantis SA	136,400	1,343,563

Hong Kong (3.44%)
ASR Holdings, Ltd.	10,197,500	1,723,051
China South City Holdings, Ltd.	2,263,000	945,720
Playmates Toys, Ltd.(a)	3,528,000	1,483,471
Value Partners Group, Ltd.	6,693,800	4,299,670
Vitasoy International Holdings, Ltd.	955,900	1,309,393

		9,761,305

India (13.41%)
Accelya Kale Solutions, Ltd.	80,381	1,017,640
Agro Tech Foods, Ltd.	87,700	709,350
AIA Engineering, Ltd.	109,750	1,098,228
Ajanta Pharma, Ltd.	79,804	1,313,131
Allahabad Bank	895,400	1,485,282
Amara Raja Batteries, Ltd.	218,500	1,482,206
Bajaj Corp., Ltd.	286,950	1,000,745
Bajaj Finance, Ltd.	50,400	1,562,513
Cera Sanitaryware, Ltd.	52,088	830,739
Crisil, Ltd.	73,505	1,582,219
eClerx Services, Ltd.	76,479	1,538,202
Engineers India, Ltd.	481,300	1,823,777
Glenmark Pharmaceuticals, Ltd.	153,200	1,535,556
Infotech Enterprises, Ltd.	269,795	1,404,106
Jammu & Kashmir Bank, Ltd.	52,933	1,470,039
KPIT Cummins Infosystems, Ltd.	1,092,780	3,129,864

   See Notes to Financial Statements.

Annual Report | April 30, 2014	19

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

India (continued)
Mahindra & Mahindra Financial Services, Ltd.	159,000	$648,627
NIIT Technologies, Ltd.	222,275	1,495,469
Persistent Systems, Ltd.	93,908	1,568,403
PI Industries, Ltd.	250,475	1,037,988
Poly Medicure, Ltd.	36,600	281,440
Repco Home Finance, Ltd.	241,527	1,498,456
Suprajit Engineering, Ltd.	837,202	1,023,686
Supreme Industries, Ltd.	280,500	2,121,132
Unichem Laboratories, Ltd.	326,100	1,165,666
Vaibhav Global, Ltd.(a)	159,537	1,932,087
Vakrangee Software, Ltd.	912,900	1,492,364
Vinati Organics, Ltd.	156,063	689,301
V-Mart Retail, Ltd.	19,283	102,114

		38,040,330

Indonesia (3.19%)
Arwana Citramulia Tbk PT	8,375,700	713,581
Astra Graphia Tbk PT	5,816,000	1,006,098
Bank Tabungan Pensiunan Nasional Tbk PT(a)	3,657,600	1,289,168
Bekasi Fajar Industrial Estate Tbk PT(a)	22,622,300	997,913
Express Transindo Utama Tbk PT(a)	13,689,900	1,533,401
Lippo Cikarang Tbk PT(a)	821,000	541,463
Tempo Scan Pacific Tbk PT	8,821,500	2,212,719
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	2,020,900	745,504

		9,039,847

Kazakhstan (0.27%)
Nostrum Oil & Gas LP, GDR(c)	75,947	759,470

Malaysia (4.90%)
AEON Credit Service M Bhd	644,400	2,861,369
Berjaya Food Bhd	2,511,600	1,153,698
CB Industrial Product Holding Bhd	974,500	1,402,588
Freight Management Holdings Bhd	271,000	149,380
JobStreet Corp. Bhd	398,200	292,660
Kossan Rubber Industries	1,912,000	2,400,612
My EG Services Bhd	1,046,900	884,840
Padini Holdings Bhd	3,273,000	2,004,593
Power Root Bhd	2,376,000	1,346,072

   See Notes to Financial Statements.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Malaysia (continued)
Uzma Bhd	753,900	$1,408,296

		13,904,108

Mexico (1.54%)
Credito Real SA	809,000	1,469,869
Genomma Lab Internacional SAB de CV, Class B(a)	365,900	929,381
Medica Sur SAB de CV	575,920	1,958,949

		4,358,199

Oman (0.52%)
Al Anwar Ceramic Tile Co.	965,377	1,479,409

Philippines (4.10%)
Concepcion Industrial Corp.	2,147,500	1,565,585
Pepsi-Cola Products Philippines, Inc.	30,964,500	3,472,914
Puregold Price Club, Inc.	950,800	980,019
RFM Corp.	10,913,500	1,591,246
Robinsons Land Corp.	1,985,300	993,095
Security Bank Corp.	1,121,100	3,020,281

		11,623,140

Poland (1.22%)
KRUK SA(a)	39,601	1,089,546
Magellan SA(a)	43,048	988,171
Wawel SA	1,490	639,278
Work Service SA(a)	147,648	736,374

		3,453,369

Russia (0.22%)
MD Medical Group Investments PLC, GDR(c)	99,524	613,565

Singapore (1.11%)
Petra Foods, Ltd.	490,400	1,388,626
Technovator International, Ltd.(a)	3,333,000	1,758,294

		3,146,920

South Africa (6.75%)
Blue Label Telecoms, Ltd.	2,585,730	2,241,515
Clicks Group, Ltd.	385,800	2,352,461

   See Notes to Financial Statements.

Annual Report | April 30, 2014	21

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

South Africa (continued)
Comair, Ltd.	5,021,573	$2,362,700
Ellies Holdings, Ltd.(a)	3,472,708	1,369,872
EOH Holdings, Ltd.	274,624	2,192,711
Interwaste Holdings, Ltd.(a)	3,248,499	453,904
Italtile, Ltd.	923,279	702,080
MiX Telematics, Ltd., ADR(a)	135,730	1,425,165
OneLogix Group, Ltd.	2,142,622	773,914
Super Group, Ltd.(a)	1,112,369	2,995,429
Transaction Capital, Ltd.	4,568,406	2,279,752

		19,149,503

South Korea (9.93%)
Daum Communications Corp.	12,500	906,078
Duksan Hi-Metal Co., Ltd.(a)	54,500	1,010,041
ENF Technology Co., Ltd.	117,800	1,046,554
Global Display Co., Ltd.	137,375	1,449,131
Handsome Co., Ltd.	37,000	934,579
Hanssem Co., Ltd.	15,800	1,290,545
Hy-Lok Corp.	140,180	4,076,656
iMarketKorea, Inc.	26,300	792,843
ISC Co., Ltd.	67,032	1,245,538
Koh Young Technology, Inc.	93,644	2,229,403
Kolao Holdings	36,952	917,274
KONA@I Co., Ltd.	108,650	4,048,219
KT Skylife Co., Ltd.	44,860	1,050,626
LEENO Industrial, Inc.	48,545	1,397,671
LF Corp.	38,460	997,511
Suprema, Inc.(a)	29,039	718,036
Vieworks Co., Ltd.	91,193	2,299,020
Wins Technet Co., Ltd.	131,012	1,781,398

		28,191,123

Taiwan (13.95%)
ASPEED Technology, Inc.	166,000	1,434,731
Chipbond Technology Corp.	407,000	695,450
Cleanaway Co., Ltd.	585,000	3,312,637
Cowealth Medical Holding Co., Ltd.	325,000	1,076,230
Cub Elecparts, Inc.	149,000	1,317,405
DYNACOLOR, Inc.	568,000	1,474,641
Elan Microelectronics Corp.	872,000	1,611,286

   See Notes to Financial Statements.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Taiwan (continued)
King’s Town Bank	355,000	$329,161
Ledlink Optics, Inc.	289,000	854,616
Novatek Microelectronics Corp.	622,000	2,873,336
On-Bright Electronics, Inc.	96,000	871,051
Polyronics Tech Corp.	839,000	2,000,397
Richtek Technology Corp.	124,000	710,378
Silergy Corp.(a)	332,000	2,748,526
Sinmag Equipment Corp.	585,000	3,254,520
Solidwizard Technology Co., Ltd.	263,000	1,310,733
Sporton International, Inc.	661,000	2,900,275
St. Shine Optical Co., Ltd.	58,000	1,227,300
Test Research, Inc.	919,000	1,539,883
TSC Auto ID Technology Co., Ltd.	214,000	1,736,208
UDE Corp.	767,000	2,603,401
Voltronic Power Technology Corp.	569,400	3,705,116

		39,587,281

Thailand (2.98%)
Beauty Community PCL	2,469,200	1,526,081
Jubilee Enterprise PCL	1,265,000	1,045,697
LPN Development PCL	5,571,800	2,995,962
Nok Airlines PCL	3,348,000	1,862,299
Premier Marketing PCL	3,600,300	1,034,697

		8,464,736

Turkey (2.61%)
Albaraka Turk Katilim Bankasi AS	824,977	652,465
EGE Seramik Sanayi ve Ticaret AS	746,872	1,018,679
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	619,300	809,485
Is Girisim Sermayesi Yatirim Ortakligi AS	571,302	700,752
Koza Altin Isletmeleri AS	48,000	478,511
Pegasus Hava Tasimaciligi AS(a)	77,500	1,035,022
Pinar SUT Mamulleri Sanayii AS	154,600	1,336,198
TAV Havalimanlari Holding AS	77,100	617,077
Uyum Gida Ihtiyac Maddeleri Sanayi ve Ticaret AS(a)	679,858	756,632

		7,404,821

United Arab Emirates (0.14%)
Aramex PJSC	451,125	385,666

   See Notes to Financial Statements.

Annual Report | April 30, 2014	23

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

United States (0.31%)
First Cash Financial Services, Inc.(a)	18,100	$882,737

Vietnam (0.45%)
Viet Nam Dairy Products JSC	195,680	1,290,147

TOTAL COMMON STOCKS (Cost $263,896,844)		273,737,480

PREFERRED STOCKS (0.52%)
Brazil (0.52%)
Banco ABC Brasil SA	252,904	1,480,164

TOTAL PREFERRED STOCKS (Cost $1,271,989)		1,480,164

TOTAL INVESTMENTS (96.99%) (Cost $265,168,833)		$275,217,644

Assets In Excess Of Other Liabilities (3.01%)		8,553,252

NET ASSETS (100.00%)		$283,770,896

(a)	Non-Income Producing Security.
(b)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2014, the aggregate market value of those securities was $1,373,035, representing 0.48% of net assets.

Common Abbreviations:

ADR - American Depositary Receipt.

AS - Aktieselskab is the Danish term for a stock-based corporation.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

LP - Limited Partnerships.

Ltd. - Limited.

   See Notes to Financial Statements.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2014

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	25

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

COMMON STOCKS (95.63%)
Australia (3.24%)
ALS, Ltd.	209,306	$1,458,335
Countplus, Ltd.	315,836	513,469
CTI Logistics, Ltd.	1,421,632	2,628,176
Magellan Financial Group, Ltd.	1,331,500	15,461,990
Super Retail Group, Ltd.	224,522	2,119,175
Webjet, Ltd.	309,300	790,181

		22,971,326

Austria (0.41%)
Palfinger AG	79,000	2,915,372

Belgium (1.58%)
Melexis NV	278,534	11,214,007

Brazil (3.05%)
Banco Daycoval SA	1,290,500	5,208,880
CETIP SA - Mercados Organizados	716,288	9,081,494
Tegma Gestao Logistica	482,500	4,066,005
Valid Solucoes SA	211,000	3,252,414

		21,608,793

Britain (7.88%)
Abcam PLC	121,865	812,735
Blinkx PLC(a)	2,871,294	4,157,045
Bovis Homes Group PLC	248,355	3,314,727
Brammer PLC	399,279	3,163,397
Clinigen Group PLC	1,350,003	11,060,460
EMIS Group PLC	369,800	3,936,633
Halma PLC	87,900	833,319
Hunting PLC	222,000	3,172,874
IG Group Holdings PLC	341,800	3,670,305
N Brown Group PLC	142,580	1,234,949
Premier Oil PLC	746,255	4,268,778
Robert Walters PLC	140,483	756,637
RPS Group PLC	2,443,284	12,148,766
Ted Baker PLC	38,479	1,201,251
Ultra Electronics Holdings PLC	74,450	2,131,884

		55,863,760

   See Notes to Financial Statements.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Canada (1.93%)
Contrans Group, Inc., Class A	21,400	$280,765
Halogen Software, Inc.(a)	115,600	1,001,962
Home Capital Group, Inc.	164,928	6,968,492
Richelieu Hardware, Ltd.	70,655	3,164,503
Stantec, Inc.	38,464	2,279,660

		13,695,382

China (6.93%)
China Medical System Holdings, Ltd.	5,759,927	6,820,130
Dongpeng Holdings Co., Ltd.(a)	13,426,000	5,524,212
Far East Horizon, Ltd.	5,619,000	3,804,971
Labixiaoxin Snacks Group, Ltd.(b)	12,351,000	4,062,331
Le Saunda Holdings, Ltd.	4,653,200	2,220,683
Man Wah Holdings, Ltd.	4,507,200	7,383,182
Montage Technology Group, Ltd.(a)	250,070	5,198,955
NQ Mobile, Inc., ADR(a)	49,000	605,640
O2Micro International, Ltd., ADR(a)	530,892	1,911,211
Pacific Online, Ltd.	3,298,853	1,787,085
Sihuan Pharmaceutical Holdings Group, Ltd.	2,018,000	2,222,860
SPT Energy Group, Inc.	7,000,000	3,801,134
Tao Heung Holdings, Ltd.	1,971,300	1,263,695
WuXi PharmaTech Cayman, Inc., ADR(a)	75,500	2,567,000

		49,173,089

Colombia (1.61%)
Gran Tierra Energy, Inc.(a)	884,775	6,326,141
Parex Resources, Inc.(a)	507,300	5,072,769

		11,398,910

France (1.79%)
Argan	33,200	736,959
Audika Groupe(a)	75,200	1,378,180
Esker SA	31,547	842,070
Medicrea International(a)	108,996	1,380,596
MGI Digital Graphic Technology(a)	39,250	1,633,601
Neurones	45,508	984,912
Prodware(a)	199,300	2,798,163
Sartorius Stedim Biotech	7,313	1,389,957
Thermador Groupe	13,992	1,548,865

		12,693,303

   See Notes to Financial Statements.

Annual Report | April 30, 2014	27

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Georgia (0.72%)
Bank of Georgia Holdings PLC	115,800	$5,089,272

Germany (2.02%)
Bertrandt AG	35,455	5,363,995
CompuGroup Medical AG	21,708	578,539
Nexus AG	160,092	2,480,893
Softing AG	75,599	1,520,790
Wirecard AG	104,085	4,363,108

		14,307,325

Hong Kong (0.81%)
ASR Holdings, Ltd.	6,464,200	1,092,243
Value Partners Group, Ltd.	4,808,000	3,088,352
Vitasoy International Holdings, Ltd.	1,135,483	1,555,386

		5,735,981

India (4.44%)
Ajanta Pharma, Ltd.	154,100	2,535,630
Bajaj Corp., Ltd.	470,496	1,640,866
Bajaj Finance, Ltd.	73,475	2,277,889
City Union Bank, Ltd.	801,867	778,402
Crisil, Ltd.	95,500	2,055,669
eClerx Services, Ltd.	131,800	2,650,859
Glenmark Pharmaceuticals, Ltd.	414,000	4,149,610
Infotech Enterprises, Ltd.	359,116	1,868,963
Jammu & Kashmir Bank, Ltd.	73,700	2,046,774
KPIT Cummins Infosystems, Ltd.	860,350	2,464,154
Mahindra & Mahindra Financial Services, Ltd.	323,700	1,320,507
Persistent Systems, Ltd.	164,100	2,740,713
Supreme Industries, Ltd.	293,800	2,221,706
Vakrangee Software, Ltd.	1,677,900	2,742,949

		31,494,691

Indonesia (1.05%)
Astra Graphia Tbk PT	8,281,400	1,432,582
Express Transindo Utama Tbk PT(a)	17,548,500	1,965,602
Lippo Cikarang Tbk PT(a)	2,069,000	1,364,540
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	7,281,500	2,686,122

		7,448,846

   See Notes to Financial Statements.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Ireland (1.36%)
Beazley PLC	716,000	$2,964,193
Kentz Corp., Ltd.	550,100	6,705,818

		9,670,011

Israel (0.40%)
SodaStream International, Ltd.(a)	66,800	2,841,004

Japan (3.91%)
AIT Corp.	329,200	2,453,665
Arcland Service Co., Ltd.	28,300	935,629
Benefit One, Inc.	244,000	2,126,512
CMIC Co., Ltd.	96,020	1,536,545
CyberAgent, Inc.	46,300	1,906,617
Future Architect, Inc.	276,100	1,631,187
GCA Savvian Corp.	292,800	2,256,824
Hiday Hidaka Corp.	117,600	2,708,935
Monogatari Corp.	78,100	2,815,068
Seria Co., Ltd.	40,000	1,565,022
Shaklee Global Group, Inc.(a)	11,000	417,470
SK Kaken Co., Ltd.	21,000	1,417,323
Syuppin Co., Ltd.	48,900	624,194
Trancom Co., Ltd.	148,270	5,213,779
Watts Co., Ltd.	11,100	107,813

		27,716,583

Luxembourg (0.59%)
L’Occitane International SA	1,702,753	4,181,688

Malaysia (2.08%)
AEON Credit Service M Bhd	777,280	3,451,404
Berjaya Food Bhd	1,893,000	869,545
JobStreet Corp. Bhd	411,100	302,140
Kossan Rubber Industries	1,342,800	1,685,953
My EG Services Bhd	4,371,500	3,694,791
Padini Holdings Bhd	6,077,650	3,722,340
Uzma Bhd	537,500	1,004,058

		14,730,231

Mexico (0.28%)
Genomma Lab Internacional SAB de CV, Class B(a)	794,200	2,017,257

   See Notes to Financial Statements.

Annual Report | April 30, 2014	29

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Norway (0.50%)
Opera Software ASA	276,200	$3,563,841

Philippines (0.94%)
Pepsi-Cola Products Philippines, Inc.	22,499,900	2,523,542
Security Bank Corp.	1,530,640	4,123,595

		6,647,137

Russia (0.04%)
MD Medical Group Investments PLC, GDR(c)	40,900	252,148

Singapore (1.84%)
ARA Asset Management, Ltd.	1,582,888	2,304,196
Breadtalk Group, Ltd.	1,598,625	1,785,176
CSE Global, Ltd.	2,944,250	1,397,327
Goodpack, Ltd.	1,521,800	2,913,233
Parkson Retail Asia, Ltd.	1,155,000	852,177
Petra Foods, Ltd.	858,000	2,429,529
Riverstone Holdings, Ltd.	2,133,600	1,395,511

		13,077,149

South Africa (0.99%)
Clicks Group, Ltd.	173,785	1,059,675
EOH Holdings, Ltd.	153,300	1,224,010
MiX Telematics, Ltd., ADR(a)	117,000	1,228,500
Super Group, Ltd.(a)	1,309,307	3,525,751

		7,037,936

South Korea (4.62%)
Daum Communications Corp.	31,000	2,247,072
Duksan Hi-Metal Co., Ltd.(a)	100,600	1,864,405
Global Display Co., Ltd.	206,100	2,174,093
Handsome Co., Ltd.	56,700	1,432,178
Hanssem Co., Ltd.	28,100	2,295,210
Hy-Lok Corp.	259,250	7,539,400
ISC Co., Ltd.	168,100	3,123,507
Koh Young Technology, Inc.	123,546	2,941,287
KONA@I Co., Ltd.	97,900	3,647,682
KT Skylife Co., Ltd.	51,000	1,194,426
LEENO Industrial, Inc.	114,000	3,282,203

   See Notes to Financial Statements.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

South Korea (continued)
LF Corp.	40,350	$1,046,531

		32,787,994

Sweden (3.54%)
AddTech AB, Class B	212,427	3,242,500
Beijer Alma AB	112,000	3,160,776
Bufab Holding AB(a)	670,628	6,600,872
Cloetta AB, Class B(a)	629,200	2,070,819
Indutrade AB	43,600	1,890,929
Moberg Pharma AB(a)	245,880	1,142,010
Nibe Industrier AB, Class B	100,000	2,806,742
Opus Group AB	2,135,278	4,187,013

		25,101,661

Switzerland (0.47%)
VZ Holding AG	19,956	3,349,053

Taiwan (4.49%)
ASPEED Technology, Inc.	197,900	1,710,441
Cub Elecparts, Inc.	348,300	3,079,545
Novatek Microelectronics Corp.	565,000	2,610,024
On-Bright Electronics, Inc.	320,000	2,903,504
Pacific Hospital Supply Co.	391,150	1,010,322
Polyronics Tech Corp.	1,167,200	2,782,913
Silergy Corp.(a)	332,000	2,748,526
Sporton International, Inc.	1,337,596	5,868,980
Test Research, Inc.	944,708	1,582,960
TSC Auto ID Technology Co., Ltd.	135,000	1,095,271
UDE Corp.	1,397,000	4,741,788
Voltronic Power Technology Corp.	262,000	1,704,848

		31,839,122

Thailand (0.66%)
LPN Development PCL	4,770,000	2,564,833
Premier Marketing PCL	7,328,000	2,106,007

		4,670,840

Turkey (0.73%)
Albaraka Turk Katilim Bankasi AS	2,623,683	2,075,040
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	1,053,000	1,376,373

   See Notes to Financial Statements.

Annual Report | April 30, 2014	31

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Turkey (continued)
TAV Havalimanlari Holding AS	215,500	$1,724,775

		5,176,188

United Arab Emirates (0.09%)
Aramex PJSC	755,100	645,534

United States (30.64%)
Abaxis, Inc.(a)	111,330	4,521,111
ABIOMED, Inc.(a)	226,800	5,372,892
Altisource Asset Management Corp.(a)	1,925	1,883,131
Altisource Residential Corp.	96,600	2,716,392
Ambarella, Inc.(a)	124,400	3,091,340
Amsurg Corp.(a)	33,230	1,439,191
Aratana Therapeutics, Inc.(a)	120,800	1,664,624
Ares Capital Corp.	152,747	2,622,666
BioDelivery Sciences International, Inc.(a)	23,400	208,494
Carbonite, Inc.(a)	80,525	796,392
Cardica, Inc.(a)	1,049,800	1,123,286
Cardtronics, Inc.(a)	67,450	2,258,226
Cempra, Inc.(a)	319,200	2,911,104
Covance, Inc.(a)	30,332	2,677,709
CRA International, Inc.(a)	109,273	2,378,873
Diamond Hill Investment Group, Inc.	32,300	3,834,656
Ellie Mae, Inc.(a)	97,900	2,387,781
EPAM Systems, Inc.(a)	128,800	4,009,544
ePlus, Inc.(a)	10,800	540,432
Everyday Health, Inc.(a)	28,000	394,520
First Cash Financial Services, Inc.(a)	68,700	3,350,499
First Republic Bank	378,500	19,212,660
Geospace Technologies Corp.(a)	32,100	1,865,973
Grand Canyon Education, Inc.(a)	45,300	1,953,336
Inphi Corp.(a)	178,400	2,638,536
Integrated Silicon Solution, Inc.(a)	253,100	3,659,826
Jones Energy, Inc., Class A(a)	252,761	3,910,213
Knight Transportation, Inc.	217,595	5,163,530
LGI Homes, Inc.(a)	287,100	4,226,112
Littelfuse, Inc.	43,100	3,902,705
Manitex International, Inc.(a)	221,355	3,643,503
Manning & Napier, Inc.	135,350	2,249,517
MarketAxess Holdings, Inc.	78,400	4,224,192
Maxim Integrated Products, Inc.	141,475	4,589,449

   See Notes to Financial Statements.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

United States (continued)
MaxLinear, Inc., Class A(a)	444,900	$3,501,363
Meridian Bioscience, Inc.	59,700	1,192,209
Micrel, Inc.	247,919	2,469,273
Microchip Technology, Inc.	105,145	4,998,593
Navigant Consulting, Inc.(a)	98,910	1,661,688
NorthStar Realty Finance Corp., REIT	215,100	3,445,902
Nu Skin Enterprises, Inc., Class A	20,800	1,809,600
Pegasystems, Inc.	144,500	2,394,365
Pericom Semiconductor Corp.(a)	409,460	3,304,342
Portfolio Recovery Associates, Inc.(a)	42,365	2,421,160
Power Integrations, Inc.	131,475	6,209,564
Q2 Holdings, Inc.(a)	54,900	674,172
RealPage, Inc.(a)	151,900	2,696,225
Redwood Trust, Inc., REIT	133,800	2,916,840
Resources Connection, Inc.	254,675	3,466,127
Roadrunner Transportation Systems, Inc.(a)	610,000	15,024,300
SEI Investments Co.	70,200	2,273,076
Signature Bank(a)	21,400	2,542,748
Silicon Laboratories, Inc.(a)	49,640	2,231,318
Sonus Networks, Inc.(a)	779,800	2,549,946
Staar Surgical Co.(a)	405,000	6,889,050
Synaptics, Inc.(a)	43,900	2,728,385
Syntel, Inc.(a)	50,400	4,048,128
Transcat, Inc.(a)	7,152	70,376
TriMas Corp.(a)	71,300	2,556,818
TriNet Group, Inc.(a)	35,700	765,765
Universal Truckload Services, Inc.	387,457	9,554,690
Virtusa Corp.(a)	110,900	3,656,373
Vocera Communications, Inc.(a)	94,500	1,441,125
Wesco Aircraft Holdings, Inc.(a)	192,500	3,900,050
Whitestone, REIT	172,450	2,419,474

		217,235,460

TOTAL COMMON STOCKS (Cost $554,744,709)		678,150,894

   See Notes to Financial Statements.

Annual Report | April 30, 2014	33

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

PREFERRED STOCKS (0.41%)
Brazil (0.41%)
Banco ABC Brasil SA	490,158	$2,868,735

TOTAL PREFERRED STOCKS (Cost $2,690,532)		2,868,735

TOTAL INVESTMENTS (96.04%) (Cost $557,435,241)		$681,019,629

Assets In Excess Of Other Liabilities (3.96%)		28,096,692

NET ASSETS (100.00%)		$709,116,321

(a)	Non-Income Producing Security.
(b)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2014, the aggregate market value of those securities was $252,148, representing 0.04% of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

   See Notes to Financial Statements.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2014

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	35

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

COMMON STOCKS (87.72%)
Australia (2.26%)
ALS, Ltd.	7,988	$55,656
Countplus, Ltd.	112,900	183,547
CTI Logistics, Ltd.	162,123	299,717
Lycopodium, Ltd.	17,400	52,696
Magellan Financial Group, Ltd.	190,400	2,211,012
Medical Developments International, Ltd.	14,728	17,103
Navitas, Ltd.	7,443	50,822
Super Retail Group, Ltd.	3,525	33,271
Webjet, Ltd.	54,300	138,723

		3,042,547

Austria (0.01%)
Palfinger AG	250	9,226

Belgium (0.50%)
Melexis NV	16,769	675,134

Brazil (2.64%)
All America Latina Logistica SA	29,700	116,949
Arezzo Industria e Comercio SA	3,100	34,646
Banco Daycoval SA	193,300	780,222
CETIP SA - Mercados Organizados	84,000	1,064,998
Cia de Locacao das Americas	170,200	220,598
Cia Hering	10,000	106,649
Even Construtora e Incorporadora SA	34,500	112,176
JSL SA	39,900	215,091
Odontoprev SA	48,700	196,569
Raia Drogasil SA	4,400	37,730
Tegma Gestao Logistica	43,900	369,943
Totvs SA	7,800	127,997
Valid Solucoes SA	10,500	161,850

		3,545,418

Britain (4.88%)
Advanced Medical Solutions Group PLC	144,288	302,691
Afren PLC(a)	55,000	146,257
Blinkx PLC(a)	393,000	568,983
boohoo.com PLC(a)	168,500	150,782
Bovis Homes Group PLC	46,142	615,845
Brammer PLC	22,900	181,432

   See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Britain (continued)
Brit PLC(a)	86,000	$308,916
Clinigen Group PLC	100,285	821,627
Dotdigital Group PLC	290,300	167,873
EMIS Group PLC	18,935	201,569
Globo PLC(a)	80,000	74,289
Halma PLC	3,036	28,782
Hunting PLC	28,800	411,616
IDOX PLC	214,900	144,227
IG Group Holdings PLC	56,519	606,910
Premier Oil PLC	46,400	265,420
RPS Group PLC	150,900	750,322
Ted Baker PLC	4,210	131,429
Topps Tiles PLC	126,576	274,617
Tracsis PLC	15,000	77,624
Ultra Electronics Holdings PLC	4,050	115,972
WANdisco PLC(a)	15,300	210,534

		6,557,717

Canada (1.44%)
Cipher Pharmaceuticals, Inc.(a)	42,400	326,496
Contrans Group, Inc., Class A	21,300	279,453
Halogen Software, Inc.(a)	7,100	61,539
Home Capital Group, Inc.	18,930	799,825
Richelieu Hardware, Ltd.	3,000	134,364
Stantec, Inc.	1,800	106,681
TransForce, Inc.	10,200	222,696

		1,931,054

Chile (0.09%)
CFR Pharmaceuticals SA	592,000	120,655

China (8.83%)
51job, Inc., ADR(a)	2,600	175,344
Bolina Holding Co., Ltd.	783,500	282,963
CapitaRetail China Trust, REIT	218,956	258,479
China Animal Healthcare, Ltd.(a)	229,900	150,045
China Biologic Products, Inc.(a)	3,200	116,960
China Lesso Group Holdings, Ltd.	627,000	333,195
China Medical System Holdings, Ltd.	903,000	1,069,211
China Pioneer Pharma Holdings, Ltd.(a)	459,000	245,694
China Shineway Pharmaceutical Group, Ltd.	87,000	152,389

   See Notes to Financial Statements.

Annual Report | April 30, 2014	37

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

China (continued)
Credit China Holdings, Ltd.	720,000	$123,514
Dongpeng Holdings Co., Ltd.(a)	2,127,400	875,332
Far East Horizon, Ltd.	977,000	661,587
Freetech Road Recycling Technology Holdings, Ltd.(a)	1,500,000	381,145
Hilong Holding, Ltd.	330,000	171,960
Labixiaoxin Snacks Group, Ltd.(b)	2,864,000	941,990
Le Saunda Holdings, Ltd.	422,000	201,394
Man Wah Holdings, Ltd.	973,300	1,594,349
Mindray Medical International, Ltd., ADR	16,100	532,266
Montage Technology Group, Ltd.(a)	48,260	1,003,325
Noah Holdings, Ltd., Sponsored ADR(a)	9,900	133,254
NQ Mobile, Inc., ADR(a)	13,351	165,018
O2Micro International, Ltd., ADR(a)	21,150	76,140
Pacific Online, Ltd.	240,000	130,015
Phoenix New Media, Ltd., ADR(a)	13,000	120,250
Sany Heavy Equipment International Holdings Co., Ltd.	485,000	112,602
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H(a)	153,000	133,405
Sihuan Pharmaceutical Holdings Group, Ltd.	226,000	248,943
SPT Energy Group, Inc.	1,160,000	629,902
Sungy Mobile, Ltd., ADR(a)	3,200	52,352
Tao Heung Holdings, Ltd.	98,000	62,823
Tsui Wah Holdings, Ltd.	629,000	319,654
WuXi PharmaTech Cayman, Inc., ADR(a)	12,385	421,090

		11,876,590

Colombia (1.00%)
BBVA Colombia SA(a)	1,400,000	207,378
Gran Tierra Energy, Inc.(a)	92,400	660,660
Parex Resources, Inc.(a)	47,900	478,978

		1,347,016

Finland (0.22%)
BasWare OYJ	3,700	174,682
Revenio Group OYJ	5,550	123,428

		298,110

France (2.48%)
1000mercis	2,150	149,140

   See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

France (continued)
Akka Technologies SA	8,377	$303,329
Argan	10,900	241,953
Audika Groupe(a)	7,200	131,953
Ausy(a)	2,300	96,652
Esker SA	14,200	379,035
GameLoft SE(a)	12,600	125,336
Groupe Gorge	10,200	309,340
ID Logistics Group(a)	1,200	121,698
Medicrea International(a)	19,000	240,663
MGI Digital Graphic Technology(a)	8,000	332,963
NetGem SA	14,800	74,534
Norbert Dentressangle SA	1,200	205,771
Prodware(a)	29,100	408,563
Sartorius Stedim Biotech	760	144,451
Thermador Groupe	600	66,418

		3,331,799

Georgia (0.60%)
Bank of Georgia Holdings PLC	18,400	808,658

Germany (1.33%)
2G Energy AG	5,100	241,875
CompuGroup Medical AG	1,914	51,010
Elmos Semiconductor AG	12,100	243,242
GAGFAH SA(a)	8,200	129,462
LPKF Laser & Electronics AG	7,800	174,656
Nexus AG	26,714	413,978
Softing AG	8,300	166,967
Tomorrow Focus AG	32,100	184,815
Wirecard AG	4,200	176,059

		1,782,064

Greece (0.43%)
Hellenic Exchanges - Athens Stock Exchange SA Holding	8,700	102,353
Sarantis SA	47,600	468,868

		571,221

Hong Kong (1.18%)
ASR Holdings, Ltd.	3,257,000	550,329
Playmates Toys, Ltd.(a)	274,000	115,213

   See Notes to Financial Statements.

Annual Report | April 30, 2014	39

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Hong Kong (continued)
Value Partners Group, Ltd.	753,000	$483,679
Vitasoy International Holdings, Ltd.	316,000	432,857

		1,582,078

India (5.42%)
Accelya Kale Solutions, Ltd.	12,300	155,720
AIA Engineering, Ltd.	24,200	242,161
Ajanta Pharma, Ltd.	9,462	155,692
Allahabad Bank	91,000	150,950
Amara Raja Batteries, Ltd.	43,600	295,763
Bajaj Corp., Ltd.	27,000	94,163
Bajaj Finance, Ltd.	12,400	384,428
Biocon, Ltd.	14,600	113,999
Cera Sanitaryware, Ltd.	4,605	73,444
Crisil, Ltd.	12,600	271,219
Dewan Housing Finance Corp., Ltd.	50,400	189,141
eClerx Services, Ltd.	10,900	219,229
Engineers India, Ltd.	68,400	259,186
Glenmark Pharmaceuticals, Ltd.	65,100	652,511
Infotech Enterprises, Ltd.	78,200	406,980
Ipca Laboratories, Ltd.	9,350	129,596
Jammu & Kashmir Bank, Ltd.	8,800	244,391
KPIT Cummins Infosystems, Ltd.	103,600	296,724
La Opala RG, Ltd.	16,501	224,131
Mahindra & Mahindra Financial Services, Ltd.	24,030	98,028
NIIT Technologies, Ltd.	25,800	173,583
Persistent Systems, Ltd.	23,100	385,804
Poly Medicure, Ltd.	30,667	235,818
Procter & Gamble Hygiene & Health Care, Ltd.	1,000	56,421
Repco Home Finance, Ltd.	50,100	310,825
Suprajit Engineering, Ltd.	99,900	122,152
Supreme Industries, Ltd.	38,000	287,355
Unichem Laboratories, Ltd.	85,795	306,680
Vaibhav Global, Ltd.(a)	30,100	364,529
Vakrangee Software, Ltd.	114,000	186,362
Vinati Organics, Ltd.	24,400	107,770
V-Mart Retail, Ltd.	18,567	98,322

		7,293,077

Indonesia (1.22%)
Astra Graphia Tbk PT	698,000	120,746

   See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Indonesia (continued)
Bank Tabungan Pensiunan Nasional Tbk PT(a)	897,000	$316,159
Express Transindo Utama Tbk PT(a)	3,723,000	417,012
Lippo Cikarang Tbk PT(a)	294,000	193,898
Tempo Scan Pacific Tbk PT	530,000	132,941
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	1,251,500	461,674

		1,642,430

Ireland (0.91%)
Beazley PLC	62,300	257,918
Irish Residential Properties, REIT PLC(a)	304,768	435,503
Kentz Corp., Ltd.	43,800	533,930

		1,227,351

Israel (0.85%)
Caesar Stone Sdot Yam, Ltd.	1,115	58,181
Magic Software Enterprises, Ltd.	28,700	232,183
Sarin Technologies, Ltd.	222,000	490,500
SodaStream International, Ltd.(a)	8,600	365,758

		1,146,622

Italy (0.07%)
Cosmo Pharmaceuticals SpA	700	94,648

Japan (5.16%)
AIT Corp.	49,600	369,690
Arcland Service Co., Ltd.	13,000	429,794
Benefit One, Inc.	28,700	250,127
CMIC Co., Ltd.	7,400	118,417
CyberAgent, Inc.	5,700	234,724
Daikokutenbussan Co.	4,000	103,839
Future Architect, Inc.	53,100	313,713
GCA Savvian Corp.	53,200	410,051
Gurunavi, Inc.	21,400	277,770
Hiday Hidaka Corp.	5,040	116,097
Mamezou Holdings Co., Ltd.	25,000	85,587
Mani, Inc.	2,900	129,491
Monogatari Corp.	18,000	648,799
Nakanishi, Inc.	2,600	88,756
Seria Co., Ltd.	1,000	39,126
Shaklee Global Group, Inc.(a)	34,000	1,290,361
SK Kaken Co., Ltd.	6,000	404,949

   See Notes to Financial Statements.

Annual Report | April 30, 2014	41

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Japan (continued)
Syuppin Co., Ltd.	48,100	$613,983
Trancom Co., Ltd.	29,000	1,019,758

		6,945,032

Kazakhstan (0.06%)
Nostrum Oil & Gas LP, GDR(c)	8,700	87,000

Luxembourg (0.36%)
L’Occitane International SA	194,500	477,661

Malaysia (1.55%)
AEON Credit Service M Bhd	104,100	462,242
Berjaya Food Bhd	363,000	166,743
CB Industrial Product Holding Bhd	123,100	177,177
Freight Management Holdings Bhd	121,900	67,193
JobStreet Corp. Bhd	62,600	46,008
Kossan Rubber Industries	197,000	247,343
My EG Services Bhd	358,400	302,920
Padini Holdings Bhd	309,500	189,558
Power Root Bhd	752,400	426,256

		2,085,440

Mexico (0.79%)
Credito Real SA	226,700	411,890
Genomma Lab Internacional SAB de CV, Class B(a)	180,000	457,198
Medica Sur SAB de CV	58,081	197,558

		1,066,646

Netherlands (0.15%)
Aalberts Industries NV	3,100	103,154
Brunel International NV	1,500	101,668

		204,822

Norway (0.29%)
Medistim ASA	29,350	118,500
Opera Software ASA	20,600	265,804

		384,304

Philippines (1.82%)
COL Financial Group, Inc.	145,800	56,580
Concepcion Industrial Corp.	236,000	172,050

   See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Philippines (continued)
Pepsi-Cola Products Philippines, Inc.	5,890,100	$660,621
Puregold Price Club, Inc.	240,000	247,376
RFM Corp.	2,954,100	430,723
Robinsons Land Corp.	479,300	239,758
Security Bank Corp.	239,500	645,221

		2,452,329

Poland (0.94%)
Ac SA	9,600	122,075
KRUK SA(a)	6,600	181,586
Magellan SA(a)	8,100	185,936
Quercus TFI SA	49,600	116,315
Wawel SA	905	388,286
Work Service SA(a)	55,100	274,804

		1,269,002

Russia (0.05%)
MD Medical Group Investments PLC, GDR(c)	11,855	73,086

Singapore (2.42%)
ARA Asset Management, Ltd.	144,000	209,620
Breadtalk Group, Ltd.	115,000	128,420
CSE Global, Ltd.	614,000	291,401
Goodpack, Ltd.	128,200	245,418
Midas Holdings, Ltd.	297,000	111,342
Parkson Retail Asia, Ltd.	63,000	46,482
Petra Foods, Ltd.	547,000	1,548,895
Riverstone Holdings, Ltd.	465,400	304,401
Super Group, Ltd.	58,000	161,921
Technovator International, Ltd.(a)	391,000	206,269

		3,254,169

South Africa (2.87%)
ARB Holdings, Ltd.	390,300	250,418
Clicks Group, Ltd.	102,300	623,786
Comair, Ltd.	1,071,002	503,917
Ellies Holdings, Ltd.(a)	388,700	153,330
EOH Holdings, Ltd.	9,600	76,650
Interwaste Holdings, Ltd.(a)	2,583,152	360,937
Invicta Holdings, Ltd.	10,200	116,253
Italtile, Ltd.	235,000	178,699

   See Notes to Financial Statements.

Annual Report | April 30, 2014	43

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

South Africa (continued)
MiX Telematics, Ltd., ADR(a)	26,200	$275,100
OneLogix Group, Ltd.	627,938	226,811
Pinnacle Technology Holdings, Ltd.	22,500	27,803
Super Group, Ltd.(a)	277,100	746,185
Transaction Capital, Ltd.	524,700	261,839
Value Group, Ltd.	122,000	62,041

		3,863,769

South Korea (3.44%)
Daum Communications Corp.	1,350	97,856
Duksan Hi-Metal Co., Ltd.(a)	13,300	246,487
ENF Technology Co., Ltd.	10,000	88,842
Global Display Co., Ltd.	7,850	82,807
Handsome Co., Ltd.	5,000	126,294
Hanssem Co., Ltd.	5,370	438,622
Hy-Lok Corp.	38,590	1,122,258
iMarketKorea, Inc.	4,020	121,187
ISC Co., Ltd.	24,485	454,962
Koh Young Technology, Inc.	5,100	121,417
KONA@I Co., Ltd.	8,300	309,252
KT Skylife Co., Ltd.	4,800	112,417
LEENO Industrial, Inc.	9,100	262,000
LF Corp.	5,200	134,869
Sung Kwang Bend Co., Ltd.	13,100	306,170
Suprema, Inc.(a)	5,400	133,524
Vieworks Co., Ltd.	11,600	292,442
Wins Technet Co., Ltd.	12,500	169,965

		4,621,371

Spain (0.23%)
Let’s GOWEX SA	10,700	304,018

Sweden (2.30%)
AddTech AB, Class B	3,700	56,477
Beijer Alma AB	15,500	437,429
Bufab Holding AB(a)	104,850	1,032,020
Cloetta AB, Class B(a)	56,900	187,269
IAR Systems Group AB	6,800	69,546
Moberg Pharma AB(a)	23,352	108,460
Nibe Industrier AB, Class B	3,900	109,463
Odd Molly International AB(a)	31,420	251,275

   See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Sweden (continued)
Opus Group AB	362,497	$710,811
Vitec Software Group AB, Class B	8,700	128,783

		3,091,533

Switzerland (0.39%)
VZ Holding AG	3,100	520,248

Taiwan (3.67%)
ASPEED Technology, Inc.	22,100	191,009
Chipbond Technology Corp.	100,000	170,872
Cleanaway Co., Ltd.	64,000	362,408
Cowealth Medical Holding Co., Ltd.	55,000	182,131
Cub Elecparts, Inc.	30,000	265,249
DYNACOLOR, Inc.	77,000	199,907
King’s Town Bank	339,000	314,326
Ledlink Optics, Inc.	12,888	38,112
Novatek Microelectronics Corp.	54,000	249,454
On-Bright Electronics, Inc.	23,000	208,689
Pacific Hospital Supply Co.	28,000	72,323
Polyronics Tech Corp.	149,000	355,255
Richtek Technology Corp.	22,000	126,035
Silergy Corp.(a)	45,000	372,541
Sinmag Equipment Corp.	45,000	250,348
Sporton International, Inc.	135,540	594,710
Test Research, Inc.	140,440	235,322
TSC Auto ID Technology Co., Ltd.	29,000	235,281
UDE Corp.	115,000	390,341
Voltronic Power Technology Corp.	19,000	123,634

		4,937,947

Thailand (0.83%)
Jubilee Enterprise PCL	227,600	188,143
LPN Development PCL	665,700	357,947
Nok Airlines PCL	413,600	230,062
Premier Marketing PCL	1,179,800	339,065

		1,115,217

Turkey (1.61%)
Albaraka Turk Katilim Bankasi AS	321,400	254,192
EGE Seramik Sanayi ve Ticaret AS	269,700	367,851
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	134,900	176,327

   See Notes to Financial Statements.

Annual Report | April 30, 2014	45

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Turkey (continued)
Is Girisim Sermayesi Yatirim Ortakligi AS	104,500	$128,178
Koza Altin Isletmeleri AS	4,600	45,857
Pegasus Hava Tasimaciligi AS(a)	22,650	302,494
Pinar SUT Mamulleri Sanayii AS	57,700	498,698
TAV Havalimanlari Holding AS	23,000	184,083
Uyum Gida Ihtiyac Maddeleri Sanayi ve Ticaret AS(a)	182,900	203,554

		2,161,234

United States (22.19%)
Abaxis, Inc.(a)	12,500	507,625
ABIOMED, Inc.(a)	37,750	894,297
Altisource Asset Management Corp.(a)	260	254,345
Altisource Residential Corp.	19,000	534,280
Ambarella, Inc.(a)	10,950	272,107
Amber Road, Inc.(a)	4,500	59,940
Amedica Corp.(a)	22,000	147,400
Aratana Therapeutics, Inc.(a)	19,600	270,088
Ares Capital Corp.	6,950	119,331
Asure Software, Inc.(a)	18,500	111,370
Atwood Oceanics, Inc.(a)	2,250	111,510
BioDelivery Sciences International, Inc.(a)	75,700	674,487
Carbonite, Inc.(a)	38,400	379,776
Cardica, Inc.(a)	148,600	159,002
Cardtronics, Inc.(a)	5,600	187,488
Ceco Environmental Corp.	3,500	55,615
Cempra, Inc.(a)	52,900	482,448
Computer Task Group, Inc.	6,236	98,591
Covance, Inc.(a)	1,000	88,280
CRA International, Inc.(a)	5,400	117,558
Diamond Hill Investment Group, Inc.	2,700	320,544
Ellie Mae, Inc.(a)	4,700	114,633
Enanta Pharmaceuticals, Inc.(a)	1,600	59,536
Enservco Corp.(a)	51,200	100,352
EPAM Systems, Inc.(a)	9,300	289,509
ePlus, Inc.(a)	5,900	295,236
Everyday Health, Inc.(a)	4,280	60,305
Exact Sciences Corp.(a)	45,550	546,600
First Cash Financial Services, Inc.(a)	7,275	354,802
First of Long Island Corp.	4,550	165,029
First Republic Bank	43,050	2,185,218
Fresh Market, Inc.(a)	1,700	63,070

   See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

United States (continued)
Geospace Technologies Corp.(a)	3,910	$227,288
Grand Canyon Education, Inc.(a)	3,300	142,296
HCC Insurance Holdings, Inc.	3,815	175,261
HeartWare International, Inc.(a)	700	59,472
Home BancShares, Inc.	11,300	358,323
Inphi Corp.(a)	13,800	204,102
Integrated Silicon Solution, Inc.(a)	31,900	461,274
InvenSense, Inc.(a)	5,600	120,568
IPC The Hospitalist Co., Inc.(a)	3,700	149,850
Jones Energy, Inc., Class A(a)	20,900	323,323
KEYW Holding Corp.(a)	13,940	179,129
LGI Homes, Inc.(a)	33,300	490,176
Littelfuse, Inc.	2,125	192,419
LSB Industries, Inc.(a)	1,850	70,652
Manitex International, Inc.(a)	23,900	393,394
Manning & Napier, Inc.	7,910	131,464
Marin Software, Inc.(a)	26,000	243,880
MarketAxess Holdings, Inc.	8,230	443,432
Mavenir Systems, Inc.(a)	15,500	231,260
Maxim Integrated Products, Inc.	8,335	270,387
MaxLinear, Inc., Class A(a)	53,500	421,045
Medical Properties Trust, Inc., REIT	7,800	105,300
Meridian Bioscience, Inc.	1,850	36,945
Micrel, Inc.	26,750	266,430
Microchip Technology, Inc.	7,525	357,739
Micronet Enertec Technologies, Inc.(a)	12,000	48,600
Navigant Consulting, Inc.(a)	15,850	266,280
NorthStar Realty Finance Corp., REIT	29,200	467,784
Nu Skin Enterprises, Inc., Class A	2,645	230,115
NxStage Medical, Inc.(a)	29,400	336,336
Pegasystems, Inc.	4,300	71,251
Performant Financial Corp.(a)	48,495	422,391
Pericom Semiconductor Corp.(a)	32,450	261,872
Portfolio Recovery Associates, Inc.(a)	1,655	94,583
Power Integrations, Inc.	21,165	999,623
Q2 Holdings, Inc.(a)	7,100	87,188
RealPage, Inc.(a)	15,975	283,556
Redwood Trust, Inc., REIT	13,780	300,404
Resources Connection, Inc.	8,600	117,046
Roadrunner Transportation Systems, Inc.(a)	109,150	2,688,365
Ruckus Wireless, Inc.(a)	16,850	176,083

   See Notes to Financial Statements.

Annual Report | April 30, 2014	47

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

United States (continued)
Rush Enterprises, Inc., Class A(a)	12,000	$385,200
SEI Investments Co.	9,550	309,229
Signature Bank(a)	4,975	591,130
Silicon Laboratories, Inc.(a)	1,200	53,940
Sonus Networks, Inc.(a)	57,800	189,006
Spirit Airlines, Inc.(a)	950	53,998
Staar Surgical Co.(a)	45,444	773,002
Streamline Health Solutions, Inc.(a)	23,300	116,500
Synaptics, Inc.(a)	7,700	478,555
Syntel, Inc.(a)	3,500	281,120
Tandy Leather Factory, Inc.(a)	14,300	139,997
TearLab Corp.(a)	28,200	121,824
Transcat, Inc.(a)	51,360	505,382
TriMas Corp.(a)	17,200	616,792
TriNet Group, Inc.(a)	4,995	107,143
Universal Truckload Services, Inc.	17,700	436,482
Virtusa Corp.(a)	4,100	135,177
Vocera Communications, Inc.(a)	5,900	89,975
Wesco Aircraft Holdings, Inc.(a)	55,900	1,132,534
Whitestone, REIT	23,500	329,705

		29,833,949

Vietnam (0.24%)
DHG Pharmaceutical JSC	20,000	133,760
Viet Nam Dairy Products JSC	29,030	191,399

		325,159

TOTAL COMMON STOCKS (Cost $110,764,083)		117,957,351

PREFERRED STOCKS (0.23%)
Brazil (0.23%)
Banco ABC Brasil SA	54,255	317,537

TOTAL PREFERRED STOCKS (Cost $287,207)		317,537

   See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2014

TOTAL INVESTMENTS (87.95%) (Cost $111,051,290)	$118,274,888

Assets In Excess Of Other Liabilities (12.05%)	16,198,778

NET ASSETS (100.00%)	$134,473,666

(a)	Non-Income Producing Security.
(b)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2014, the aggregate market value of those securities was $160,086, representing 0.12% of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

LP - Limited Partnerships.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Julkinen Osakeyhtiö is the Finnish term for a public limited company.

PCL - Public Company Limited.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.

SpA - Societa’ Per Azioni is an Italian shared company.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	49

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

COMMON STOCKS (88.67%)
Australia (3.29%)
ALS, Ltd.	293,185	$2,042,759
Countplus, Ltd.	974,352	1,584,047
CTI Logistics, Ltd.	1,407,259	2,601,605
Magellan Financial Group, Ltd.	1,477,240	17,154,390
Medical Developments International, Ltd.	576,538	669,503
Super Retail Group, Ltd.	158,000	1,491,300
Webjet, Ltd.	435,318	1,112,125

		26,655,729

Austria (0.14%)
Palfinger AG	30,283	1,117,547

Belgium (1.57%)
Melexis NV	316,323	12,735,424

Brazil (3.87%)
Banco Daycoval SA	1,579,600	6,375,782
CETIP SA - Mercados Organizados	977,995	12,399,560
Even Construtora e Incorporadora SA	847,000	2,754,008
Tegma Gestao Logistica	607,144	5,116,374
Valid Solucoes SA	309,200	4,766,097

		31,411,821

Britain (10.18%)
Abcam PLC	196,510	1,310,553
Advanced Medical Solutions Group PLC	2,088,529	4,381,369
Blinkx PLC(a)	3,174,500	4,596,025
Bovis Homes Group PLC	313,200	4,180,195
Brammer PLC	471,317	3,734,138
Brit PLC(a)	638,100	2,292,088
Clinigen Group PLC	1,525,182	12,495,687
EMIS Group PLC	605,500	6,445,731
Globo PLC(a)	2,716,310	2,522,406
Halma PLC	245,129	2,323,900
Hunting PLC	403,100	5,761,196
IG Group Holdings PLC	503,800	5,409,887
N Brown Group PLC	226,495	1,961,774
Premier Oil PLC	883,280	5,052,598
RPS Group PLC	2,821,790	14,030,816
Ted Baker PLC	49,809	1,554,954

   See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Britain (continued)
Tracsis PLC	253,100	$1,309,772
Ultra Electronics Holdings PLC	113,500	3,250,084

		82,613,173

Canada (3.08%)
Contrans Group, Inc., Class A	116,700	1,531,085
Halogen Software, Inc.(a)	136,700	1,184,846
Home Capital Group, Inc.	275,460	11,638,659
Richelieu Hardware, Ltd.	97,450	4,364,601
Stantec, Inc.	69,976	4,147,293
TransForce, Inc.	97,400	2,126,529

		24,993,013

China (8.30%)
China Medical System Holdings, Ltd.	8,674,123	10,270,729
China Pioneer Pharma Holdings, Ltd.(a)	3,577,000	1,914,697
Dongpeng Holdings Co., Ltd.(a)	16,080,400	6,616,382
Far East Horizon, Ltd.	8,621,000	5,837,810
Labixiaoxin Snacks Group, Ltd.(b)	14,500,000	4,769,152
Le Saunda Holdings, Ltd.	4,989,800	2,381,321
Man Wah Holdings, Ltd.	5,568,900	9,122,338
Montage Technology Group, Ltd.(a)	273,580	5,687,728
NQ Mobile, Inc., ADR(a)	99,666	1,231,872
O2Micro International, Ltd., ADR(a)	569,914	2,051,690
Pacific Online, Ltd.	5,136,152	2,782,404
Sihuan Pharmaceutical Holdings Group, Ltd.	2,242,000	2,469,599
SPT Energy Group, Inc.	11,598,000	6,297,936
Tao Heung Holdings, Ltd.	3,019,700	1,935,768
WuXi PharmaTech Cayman, Inc., ADR(a)	117,500	3,995,000

		67,364,426

Colombia (1.53%)
Gran Tierra Energy, Inc.(a)	1,015,750	7,262,612
Parex Resources, Inc.(a)	513,100	5,130,766

		12,393,378

Finland (0.52%)
BasWare OYJ	39,743	1,876,324
Revenio Group OYJ	106,000	2,357,353

		4,233,677

   See Notes to Financial Statements.

Annual Report | April 30, 2014	51

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

France (2.61%)
Argan	36,200	$803,552
Audika Groupe(a)	122,381	2,242,859
Esker SA	78,800	2,103,374
GameLoft SE(a)	251,700	2,503,731
Medicrea International(a)	112,338	1,422,927
MGI Digital Graphic Technology(a)	53,050	2,207,963
Neurones	79,220	1,714,528
Prodware(a)	268,000	3,762,708
Sartorius Stedim Biotech	14,012	2,663,213
Thermador Groupe	15,765	1,745,130

		21,169,985

Georgia (0.74%)
Bank of Georgia Holdings PLC	137,311	6,034,655

Germany (2.44%)
Bertrandt AG	37,500	5,673,384
CompuGroup Medical AG	42,300	1,127,335
Nexus AG	364,726	5,652,039
Softing AG	96,691	1,945,088
Wirecard AG	128,770	5,397,871

		19,795,717

Hong Kong (1.37%)
ASR Holdings, Ltd.	21,380,000	3,612,535
Value Partners Group, Ltd.	7,090,000	4,554,163
Vitasoy International Holdings, Ltd.	2,163,338	2,963,343

		11,130,041

India (5.66%)
Ajanta Pharma, Ltd.	175,249	2,883,626
Amara Raja Batteries, Ltd.	453,100	3,073,628
Bajaj Corp., Ltd.	476,500	1,661,805
Bajaj Finance, Ltd.	114,200	3,540,456
Cera Sanitaryware, Ltd.	64,866	1,034,533
City Union Bank, Ltd.	838,865	814,317
Crisil, Ltd.	82,500	1,775,839
Glenmark Pharmaceuticals, Ltd.	643,100	6,445,927
Infotech Enterprises, Ltd.	458,767	2,387,581
Jammu & Kashmir Bank, Ltd.	89,000	2,471,681
KPIT Cummins Infosystems, Ltd.	1,646,321	4,715,277

   See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

India (continued)
Mahindra & Mahindra Financial Services, Ltd.	352,300	$1,437,179
Persistent Systems, Ltd.	184,600	3,083,094
Supreme Industries, Ltd.	352,400	2,664,837
Unichem Laboratories, Ltd.	747,305	2,671,292
Vaibhav Global, Ltd.(a)	191,000	2,313,122
Vakrangee Software, Ltd.	1,805,600	2,951,706

		45,925,900

Indonesia (1.05%)
Astra Graphia Tbk PT	8,869,700	1,534,351
Express Transindo Utama Tbk PT(a)	22,620,500	2,533,715
Lippo Cikarang Tbk PT(a)	2,329,000	1,536,014
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	7,977,500	2,942,874

		8,546,954

Ireland (2.03%)
Beazley PLC	897,200	3,714,348
Irish Residential Properties, REIT PLC(a)	2,907,600	4,154,867
Kentz Corp., Ltd.	708,000	8,630,648

		16,499,863

Israel (0.87%)
Sarin Technologies, Ltd.	1,249,000	2,759,616
SodaStream International, Ltd.(a)	100,700	4,282,771

		7,042,387

Japan (5.86%)
AIT Corp.	339,800	2,532,671
Arcland Service Co., Ltd.	50,200	1,659,666
Benefit One, Inc.	470,100	4,097,022
CMIC Co., Ltd.	132,755	2,124,392
CyberAgent, Inc.	46,600	1,918,971
Daikokutenbussan Co.	62,000	1,609,507
Future Architect, Inc.	464,700	2,745,428
GCA Savvian Corp.	367,400	2,831,821
Gurunavi, Inc.	180,000	2,336,382
Hiday Hidaka Corp.	176,760	4,071,696
Monogatari Corp.	100,900	3,636,881
Nakanishi, Inc.	58,500	1,997,017
Seria Co., Ltd.	77,000	3,012,667
Shaklee Global Group, Inc.(a)	12,000	455,421

   See Notes to Financial Statements.

Annual Report | April 30, 2014	53

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Japan (continued)
SK Kaken Co., Ltd.	35,000	$2,362,205
Syuppin Co., Ltd.	54,200	691,847
Trancom Co., Ltd.	259,790	9,135,277
Watts Co., Ltd.	36,100	350,636

		47,569,507

Luxembourg (0.76%)
L’Occitane International SA	2,522,712	6,195,375

Malaysia (3.27%)
AEON Credit Service M Bhd	1,056,340	4,690,531
Berjaya Food Bhd	3,950,800	1,814,791
CB Industrial Product Holding Bhd	1,337,400	1,924,906
JobStreet Corp. Bhd	417,000	306,477
Kossan Rubber Industries	1,763,000	2,213,536
My EG Services Bhd	7,175,700	6,064,900
Padini Holdings Bhd	8,523,750	5,220,487
Uzma Bhd	2,319,200	4,332,298

		26,567,926

Mexico (0.52%)
Genomma Lab Internacional SAB de CV, Class B(a)	1,648,400	4,186,913

Netherlands (0.23%)
Aalberts Industries NV	56,169	1,869,053

Norway (0.75%)
Medistim ASA	417,000	1,683,630
Opera Software ASA	343,400	4,430,930

		6,114,560

Oman (0.30%)
Al Anwar Ceramic Tile Co.	1,575,000	2,413,636

Philippines (2.09%)
COL Financial Group, Inc.	2,849,000	1,105,601
Pepsi-Cola Products Philippines, Inc.	45,267,500	5,077,108
Puregold Price Club, Inc.	1,432,000	1,476,007
RFM Corp.	20,104,700	2,931,372

   See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Philippines (continued)
Security Bank Corp.	2,356,760	$6,349,190

		16,939,278

Russia (0.12%)
MD Medical Group Investments PLC, GDR(c)	157,000	967,905

Singapore (2.75%)
ARA Asset Management, Ltd.	2,460,212	3,581,309
Breadtalk Group, Ltd.	2,900,375	3,238,833
CSE Global, Ltd.	4,910,055	2,330,289
Goodpack, Ltd.	2,257,000	4,320,651
Parkson Retail Asia, Ltd.	2,251,000	1,660,824
Petra Foods, Ltd.	1,849,600	5,237,361
Riverstone Holdings, Ltd.	2,940,000	1,922,948

		22,292,215

South Africa (2.20%)
Clicks Group, Ltd.	273,485	1,667,607
Ellies Holdings, Ltd.(a)	3,854,240	1,520,374
EOH Holdings, Ltd.	294,856	2,354,252
Italtile, Ltd.	3,988,625	3,033,031
MiX Telematics, Ltd., ADR(a)	164,500	1,727,250
OneLogix Group, Ltd.	2,450,980	885,293
Pinnacle Technology Holdings, Ltd.	655,600	810,114
Super Group, Ltd.(a)	1,966,797	5,296,265
Value Group, Ltd.	1,017,368	517,363

		17,811,549

South Korea (6.38%)
Daum Communications Corp.	44,800	3,247,382
Duksan Hi-Metal Co., Ltd.(a)	211,600	3,921,552
ENF Technology Co., Ltd.	144,600	1,284,649
Global Display Co., Ltd.	245,750	2,592,350
Handsome Co., Ltd.	103,600	2,616,820
Hanssem Co., Ltd.	43,100	3,520,410
Hy-Lok Corp.	377,828	10,987,837
ISC Co., Ltd.	190,500	3,539,727
Koh Young Technology, Inc.	138,550	3,298,490
KONA@I Co., Ltd.	178,400	6,647,053
Korean Reinsurance Co.	129,642	1,279,733
KT Skylife Co., Ltd.	79,100	1,852,531

   See Notes to Financial Statements.

Annual Report | April 30, 2014	55

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

South Korea (continued)
LEENO Industrial, Inc.	112,220	$3,230,954
LF Corp.	70,470	1,827,733
Wins Technet Co., Ltd.	140,300	1,907,689

		51,754,910

Sweden (4.29%)
AddTech AB, Class B	274,990	4,197,465
Beijer Alma AB	151,600	4,278,336
Bufab Holding AB(a)	705,362	6,942,753
Cloetta AB, Class B(a)	811,800	2,671,791
Indutrade AB	69,850	3,029,390
Moberg Pharma AB(a)	260,000	1,207,591
Nibe Industrier AB, Class B	207,800	5,832,411
Odd Molly International AB(a)	72,938	583,307
Opus Group AB	3,104,612	6,087,755

		34,830,799

Switzerland (0.49%)
VZ Holding AG	23,802	3,994,495

Taiwan (6.61%)
ASPEED Technology, Inc.	218,900	1,891,943
Cleanaway Co., Ltd.	476,000	2,695,410
Cowealth Medical Holding Co., Ltd.	837,000	2,771,707
Cub Elecparts, Inc.	567,900	5,021,170
Ledlink Optics, Inc.	229,613	679,000
Novatek Microelectronics Corp.	668,000	3,085,834
On-Bright Electronics, Inc.	330,000	2,994,238
Pacific Hospital Supply Co.	415,700	1,073,733
Polyronics Tech Corp.	2,390,300	5,699,106
Richtek Technology Corp.	144,000	824,955
Silergy Corp.(a)	485,000	4,015,167
Sinmag Equipment Corp.	325,000	1,808,067
Sporton International, Inc.	2,040,530	8,953,249
Test Research, Inc.	1,706,252	2,859,009
TSC Auto ID Technology Co., Ltd.	451,000	3,659,017
UDE Corp.	1,444,000	4,901,318
Voltronic Power Technology Corp.	113,000	735,297

		53,668,220

   See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)

Thailand (0.81%)
LPN Development PCL	6,569,000	$3,532,157
Premier Marketing PCL	10,552,000	3,032,559

		6,564,716

Turkey (1.05%)
Albaraka Turk Katilim Bankasi AS	3,783,500	2,992,326
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	1,505,100	1,967,311
TAV Havalimanlari Holding AS	445,200	3,563,202

		8,522,839

United Arab Emirates (0.17%)
Aramex PJSC	1,561,000	1,334,497

United States (0.77%)
First Cash Financial Services, Inc.(a)	85,700	4,179,589
Nu Skin Enterprises, Inc., Class A	24,100	2,096,700

		6,276,289

TOTAL COMMON STOCKS (Cost $590,132,200)		719,538,372

PREFERRED STOCKS (0.43%)
Brazil (0.43%)
Banco ABC Brasil SA	595,706	3,486,473

TOTAL PREFERRED STOCKS (Cost $3,218,453)		3,486,473

RIGHTS (0.01%)
Sweden (0.01%)
HIQ International AB, Rights, Strike Price 2.60 SEK (expiring 05/06/14)(a)	180,000	71,699

TOTAL RIGHTS (Cost $0)		71,699

   See Notes to Financial Statements.

Annual Report | April 30, 2014	57

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2014

TOTAL INVESTMENTS (89.11%) (Cost $593,350,653)	$723,096,544

Assets In Excess Of Other Liabilities (10.89%)	88,325,966

NET ASSETS (100.00%)	$811,422,510

(a)	Non-Income Producing Security.
(b)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2014, the aggregate market value of those securities was $967,905, representing 0.12% of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Julkinen Osakeyhtiö is the Finnish term for a public limited company.

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.

SEK - Swedish Krona

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

   See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2014

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund
ASSETS
Investments, at value (Cost - see below)	$275,217,644	$681,019,629
Cash	2,215,497	10,188,451
Foreign cash, at value (Cost $4,678,505 and $23,334,446, respectively)	4,702,975	23,574,573
Dividends and interest receivable	157,860	999,624
Receivable for investments sold	1,842,508	665,385
Receivable for fund shares subscribed	773,011	896,361
Deferred offering cost	22,096	–
Prepaid and other assets	11,719	17,084
Total assets	284,943,310	717,361,107

LIABILITIES
Payable for investments purchased	180,021	6,323,994
Foreign capital gains tax	460,487	676,770
Payable for fund shares redeemed	51,112	232,830
Advisory fees payable	269,055	735,992
Administration fees payable	10,052	24,709
Custodian fees payable	131,836	114,787
Payable for trustee fees and expenses	1,816	5,772
Payable for chief compliance officer fee	414	1,316
Payable for principal financial officer fees	104	329
Distribution and service fees payable	5,473	44,986
Payable for transfer agency fees	3,133	9,764
Accrued expenses and other liabilities	58,911	73,537
Total liabilities	1,172,414	8,244,786
NET ASSETS	$283,770,896	$709,116,321

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$272,982,842	$573,207,144
Accumulated net investment loss	(271,674)	(705,800)
Accumulated net realized gain on investments and foreign currency transactions	1,448,136	13,462,044
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	9,611,592	123,152,933
NET ASSETS	$283,770,896	$709,116,321

INVESTMENTS, AT COST	$265,168,833	$557,435,241

   See Notes to Financial Statements.

Annual Report | April 30, 2014	59

Grandeur Peak Funds®	Statements of Assets and Liabilities (continued)

April 30, 2014

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund
PRICING OF SHARES
Investor Class
Net Assets	$27,951,746	$216,246,870
Net Asset Value, offering and redemption price per share	$10.53	$3.31
Shares of beneficial interest outstanding	2,655,103	65,234,837
Institutional Class
Net Assets	$255,819,150	$492,869,451
Net Asset Value, offering and redemption price per share	$10.54	$3.34
Shares of beneficial interest outstanding	24,275,066	147,680,114

   See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities
April 30, 2014

	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
ASSETS
Investments, at value (Cost - see below)	$118,274,888	$723,096,544
Cash	18,502,574	51,980,530
Foreign cash, at value
(Cost $561,407 and $39,039,360, respectively)	565,555	39,412,810
Dividends and interest receivable	107,015	1,452,749
Receivable for investments sold	319,383	696,209
Receivable for fund shares subscribed	3,762,196	100,987
Deferred offering cost	6,790	–
Prepaid and other assets	40,678	26,483
Total assets	141,579,079	816,766,312

LIABILITIES
Payable for investments purchased	6,816,132	2,982,757
Foreign capital gains tax	107,198	836,315
Payable for fund shares redeemed	92	373,848
Advisory fees payable	53,900	823,887
Administration fees payable	6,885	27,502
Custodian fees payable	71,439	172,614
Payable for trustee fees and expenses	739	6,296
Payable for chief compliance officer fee	168	1,436
Payable for principal financial officer fees	42	359
Distribution and service fees payable	7,226	30,733
Payable for transfer agency fees	3,468	7,238
Accrued expenses and other liabilities	38,124	80,817
Total liabilities	7,105,413	5,343,802
NET ASSETS	$134,473,666	$811,422,510

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$126,228,405	$666,534,379
Accumulated net investment loss	(32,886)	(597,470)
Accumulated net realized gain on investments and foreign currency transactions	1,168,653	16,196,090
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	7,109,494	129,289,511
NET ASSETS	$134,473,666	$811,422,510

INVESTMENTS, AT COST	$111,051,290	$593,350,653

   See Notes to Financial Statements.

Annual Report | April 30, 2014	61

Grandeur Peak Funds®	Statements of Assets and Liabilities (continued)
April 30, 2014

	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
PRICING OF SHARES
Investor Class
Net Assets	$46,162,956	$153,295,562
Net Asset Value, offering and redemption price per share	$12.43	$3.41
Shares of beneficial interest outstanding	3,714,709	44,994,190
Institutional Class
Net Assets	$88,310,710	$658,126,948
Net Asset Value, offering and redemption price per share	$12.42	$3.42
Shares of beneficial interest outstanding	7,111,118	192,636,685

   See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations
For the Year Ended April 30, 2014

	Grandeur Peak Emerging Markets Opportunities Fund(a)	Grandeur Peak Global Opportunities Fund
INVESTMENT INCOME
Dividends	$932,865	$8,815,881
Interest	1,495	16,405
Foreign taxes withheld	(43,168)	(560,747)
Total investment income	891,192	8,271,539
EXPENSES
Investment advisor fees (Note 6)	899,691	6,809,040
Recoupment of previously waived fees (Note 6)	–	208,564
Administrative fees	29,216	230,882
Distribution and service fees - Investor Class	15,922	450,750
Transfer agent fees	11,832	82,875
Professional fees	21,644	36,498
Printing fees	7,066	42,980
Registration fees	38,152	86,519
Custodian fees	131,837	260,530
Trustee fees and expenses	3,496	21,278
Chief compliance officer fees	1,578	16,233
Principal financial officer fees	397	4,507
Offering costs	23,685	–
Other expenses	3,523	22,121
Total expenses	1,188,039	8,272,777
Less fees waived/reimbursed by investment advisor (Note 6)	(39,198)	–
Total net expenses	1,148,841	8,272,777
NET INVESTMENT LOSS	(257,649)	(1,238)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	1,543,521	35,788,417
Net realized loss on foreign currency transactions	(142,106)	(419,023)
Net change in unrealized appreciation on investments (net of foreign capital gains tax of $460,487 and $676,770, respectively)	9,588,324	71,369,324
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	23,268	210,979
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	11,013,007	106,949,697
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,755,358	$106,948,459

(a)	Represents the period December 16, 2013 (inception) to April 30, 2014.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	63

Grandeur Peak Funds®	Statements of Operations
For the Year Ended April 30, 2014

	Grandeur Peak Global Reach Fund(a)	Grandeur Peak International Opportunities Fund
INVESTMENT INCOME
Dividends	$727,416	$11,896,774
Interest	356	10,384
Foreign taxes withheld	(43,498)	(969,892)
Total investment income	684,274	10,937,266
EXPENSES
Investment advisor fees (Note 6)	497,207	7,210,210
Recoupment of previously waived fees (Note 6)	–	281,842
Administrative fees	37,044	246,658
Distribution and service fees - Investor Class	41,170	291,652
Transfer agent fees	27,013	64,783
Professional fees	23,071	37,669
Printing fees	4,746	33,012
Registration fees	13,503	116,574
Custodian fees	121,452	407,942
Trustee fees and expenses	1,850	23,131
Chief compliance officer fees	1,263	17,115
Principal financial officer fees	323	4,773
Offering costs	42,774	–
Other expenses	5,207	21,666
Total expenses	816,623	8,757,027
Less fees waived/reimbursed by investment advisor (Note 6)	(165,234)	–
Total net expenses	651,389	8,757,027
NET INVESTMENT INCOME	32,885	2,180,239

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	1,656,959	33,574,275
Net realized loss on foreign currency transactions	(77,110)	(813,122)
Net change in unrealized appreciation on investments (net of foreign capital gains tax of $107,198 and $836,315, respectively)	7,116,400	90,217,106
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(6,906)	438,867
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	8,689,343	123,417,126
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,722,228	$125,597,365

(a)	Represents the period June 19, 2013 (inception) to April 30, 2014.

   See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Statement of Changes in Net Assets

For the Period December 16, 2013 (Inception) to April 30, 2014
OPERATIONS
Net investment loss	$(257,649)
Net realized gain on investments and foreign currency transactions	1,401,415
Net change in unrealized appreciation on investments and foreign currency translations	9,611,592
Net increase in net assets resulting from operations	10,755,358

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	28,115,421
Cost of shares redeemed	(1,134,670)
Redemption fees	2,526
Net increase from capital shares transactions	26,983,277

Institutional Class
Proceeds from sales of shares	246,808,127
Cost of shares redeemed	(776,919)
Redemption fees	1,053
Net increase from capital shares transactions	246,032,261

Net increase in net assets	283,770,896

NET ASSETS
Beginning of period	–
End of period*	$283,770,896

*Including accumulated net investment loss of:	$(271,674)

   See Notes to Financial Statements.

Annual Report | April 30, 2014	65

Grandeur Peak Emerging Markets Opportunities Fund	Statement of Changes in Net Assets (continued)

For the Period December 16, 2013 (Inception) to April 30, 2014
OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,766,379
Redeemed	(111,276)
Net increase in share transactions	2,655,103

Institutional Class
Issued	24,349,676
Redeemed	(74,610)
Net increase in share transactions	24,275,066

   See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income/(loss)	$(1,238)	$608,061
Net realized gain on investments and foreign currency transactions	35,369,394	5,510,252
Net change in unrealized appreciation on investments and foreign currency translations	71,580,303	43,088,931
Net increase in net assets resulting from operations	106,948,459	49,207,244

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(499,095)
Institutional Class	(550,548)	(815,023)
Net realized gains on investments
Investor Class	(7,710,181)	(1,304,234)
Institutional Class	(16,434,044)	(1,691,595)
Net decrease in net assets from distributions	(24,694,773)	(4,309,947)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	77,017,540	54,013,215
Distributions reinvested	7,430,355	1,777,862
Cost of shares redeemed	(29,512,700)	(15,078,229)
Redemption fees	3,666	6,976
Net increase from capital shares transactions	54,938,861	40,719,824

Institutional Class
Proceeds from sales of shares	236,191,571	119,663,878
Distributions reinvested	16,039,187	2,431,109
Cost of shares redeemed	(30,650,202)	(8,266,338)
Redemption fees	5,551	682
Net increase from capital shares transactions	221,586,107	113,829,331

Net increase in net assets	358,778,654	199,446,452

NET ASSETS
Beginning of year	350,337,667	150,891,215
End of year*	$709,116,321	$350,337,667

*Including accumulated net investment loss of:	$(705,800)	$(865,742)

   See Notes to Financial Statements.

Annual Report | April 30, 2014	67

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OTHER INFORMATION
Shares Transactions
Investor Class
Issued	24,473,188	21,496,144
Issued in lieu of cash distributions	2,286,263	725,658
Redeemed	(9,301,622)	(6,120,849)
Net increase in share transactions	17,457,829	16,100,953

Institutional Class
Issued	74,111,902	47,178,631
Issued in lieu of cash distributions	4,904,950	988,256
Redeemed	(9,571,700)	(3,450,605)
Net increase in share transactions	69,445,152	44,716,282

   See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Statement of Changes in Net Assets

For the Period June 19, 2013 (Inception) to April 30, 2014
OPERATIONS
Net investment income	$32,885
Net realized gain on investments and foreign currency transactions	1,579,849
Net change in unrealized appreciation on investments and foreign currency translations	7,109,494
Net increase in net assets resulting from operations	8,722,228

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(44,891)
Institutional Class	(108,748)
Net realized gains on investments
Investor Class	(171,869)
Institutional Class	(195,310)
Net decrease in net assets from distributions	(520,818)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	56,808,405
Distributions reinvested	209,868
Cost of shares redeemed	(13,615,726)
Redemption fees	7,176
Net increase from capital shares transactions	43,409,723

Institutional Class
Proceeds from sales of shares	86,258,768
Distributions reinvested	295,528
Cost of shares redeemed	(3,696,595)
Redemption fees	4,832
Net increase from capital shares transactions	82,862,533

Net increase in net assets	134,473,666

NET ASSETS
Beginning of year	–
End of year*	$134,473,666

*Including accumulated net investment loss of:	$(32,886)

   See Notes to Financial Statements.

Annual Report | April 30, 2014	69

Grandeur Peak Global Reach Fund	Statement of Changes in Net Assets (continued)

For the Period June 19, 2013 (Inception) to April 30, 2014
OTHER INFORMATION
Shares Transactions
Investor Class
Issued	4,831,859
Issued in lieu of cash distributions	17,984
Redeemed	(1,135,134)
Net increase in share transactions	3,714,709

Institutional Class
Issued	7,398,753
Issued in lieu of cash distributions	25,367
Redeemed	(313,002)
Net increase in share transactions	7,111,118

   See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$2,180,239	$628,938
Net realized gain on investments and foreign currency transactions	32,761,153	2,834,127
Net change in unrealized appreciation on investments and foreign currency translations	90,655,973	35,271,629
Net increase in net assets resulting from operations	125,597,365	38,734,694

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(850,286)	(130,100)
Institutional Class	(4,248,374)	(937,970)
Net realized gains on investments
Investor Class	(3,131,062)	(53,171)
Institutional Class	(12,702,647)	(333,531)
Net decrease in net assets from distributions	(20,932,369)	(1,454,772)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	55,833,951	85,888,034
Distributions reinvested	3,836,965	161,260
Cost of shares redeemed	(23,996,762)	(6,392,115)
Redemption fees	9,771	16,442
Net increase from capital shares transactions	35,683,925	79,673,621

Institutional Class
Proceeds from sales of shares	332,595,278	170,464,416
Distributions reinvested	15,198,982	1,149,105
Cost of shares redeemed	(24,245,014)	(5,787,933)
Redemption fees	12,327	1,265
Net increase from capital shares transactions	323,561,573	165,826,853

Net increase in net assets	463,910,494	282,780,396

NET ASSETS
Beginning of year	347,512,016	64,731,620
End of year*	$811,422,510	$347,512,016

*Including accumulated net investment loss of:	$(597,470)	$(643,664)

   See Notes to Financial Statements.

Annual Report | April 30, 2014	71

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OTHER INFORMATION
Shares Transactions
Investor Class
Issued	17,554,569	32,421,152
Issued in lieu of cash distributions	1,195,316	63,992
Redeemed	(7,842,523)	(2,456,449)
Net increase in share transactions	10,907,362	30,028,695

Institutional Class
Issued	107,001,298	66,055,460
Issued in lieu of cash distributions	4,720,181	455,994
Redeemed	(7,558,233)	(2,280,523)
Net increase in share transactions	104,163,246	64,230,931

   See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a share outstanding throughout the period presented.

Investor Class	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.05)
Net realized and unrealized gain on investments	0.58
Total income from investment operations	0.53

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)

INCREASE IN NET ASSET VALUE	0.53
NET ASSET VALUE, END OF PERIOD	$ 10.53

TOTAL RETURN	5.30	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 27,952

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.01	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.95	%(d)(e)
Net investment loss	(0.55	)%(d)

PORTFOLIO TURNOVER RATE	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	73

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a share outstanding throughout the period presented.

Institutional Class	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.00

INCOME FROM INVESTMENT OPERATIONS	(0.03)
Net investment loss(a)
Net realized and unrealized gain on investments	0.57
Total income from investment operations	0.54

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)

INCREASE IN NET ASSET VALUE	0.54
NET ASSET VALUE, END OF PERIOD	$ 10.54

TOTAL RETURN	5.40	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 255,819

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.76	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.70	%(d)(e)
Net investment loss	(0.37	)%(d)

PORTFOLIO TURNOVER RATE	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

   See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods presented.

Investor Class	Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$ 2.77		$ 2.31		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00)	(b)	0.00	(b)	(0.00)	(b)
Net realized and unrealized gain on investments	0.67		0.51		0.31
Total income from investment operations	0.67		0.51		0.31

DISTRIBUTIONS
From net investment income	–		(0.01)		–
From net realized gain on investments	(0.13)		(0.04)		–
Total distributions	(0.13)		(0.05)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.54		0.46		0.31
NET ASSET VALUE, END OF PERIOD	$ 3.31		$ 2.77		$ 2.31

TOTAL RETURN	24.31%		22.34%		15.50%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 216,247		$ 132,384		$ 73,154

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.68%		1.76%		2.30%	(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.68%		1.75%		1.75%	(d)
Net investment income/(loss)	(0.15)%		0.19%		(0.04)%	(d)

PORTFOLIO TURNOVER RATE	38%		35%		42%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	75

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods presented.

Institutional Class	Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$ 2.79		$ 2.32		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00	(b)	0.01		0.00	(b)
Net realized and unrealized gain on investments	0.68		0.52		0.32
Total income from investment operations	0.68		0.53		0.32

DISTRIBUTIONS
From net investment income	(0.00)	(c)	(0.02)		–
From net realized gain on investments	(0.13)		(0.04)		–
Total distributions	(0.13)		(0.06)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.55		0.47		0.32
NET ASSET VALUE, END OF PERIOD	$ 3.34		$ 2.79		$ 2.32

TOTAL RETURN	24.67%		22.86%		16.00%	(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 492,869		$ 217,953		$ 77,737

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.44%		1.51%		2.03%	(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.44%		1.50%		1.50%	(e)
Net investment income	0.08%		0.37%		0.40%	(e)

PORTFOLIO TURNOVER RATE	38%		35%		42%	(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Less than $(0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

   See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights
For a share outstanding throughout the period presented.

Investor Class	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.02)
Net realized and unrealized gain on investments	2.54
Total income from investment operations	2.52

DISTRIBUTIONS
From net investment income	(0.02)
From net realized gain on investments	(0.08)
Total distributions	(0.10)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.01

INCREASE IN NET ASSET VALUE	2.43
NET ASSET VALUE, END OF PERIOD	$ 12.43

TOTAL RETURN	25.31%	(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 46,163

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.91%	(c)(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.60%	(c)(d)
Net investment loss	(0.17)%	(c)

PORTFOLIO TURNOVER RATE	39%	(b)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	77

Grandeur Peak Global Reach Fund	Financial Highlights
For a share outstanding throughout the period presented.

Institutional Class	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02
Net realized and unrealized gain on investments	2.52
Total income from investment operations	2.54

DISTRIBUTIONS
From net investment income	(0.04)
From net realized gain on investments	(0.08)
Total distributions	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)

INCREASE IN NET ASSET VALUE	2.42
NET ASSET VALUE, END OF PERIOD	$ 12.42

TOTAL RETURN	25.45%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 88,311

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.75%	(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.35%	(d)(e)
Net investment income	0.21%	(d)

PORTFOLIO TURNOVER RATE	39%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

   See Notes to Financial Statements.

78	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods presented.

Investor Class	Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$ 2.83		$ 2.29		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.01		0.00	(b)
Net realized and unrealized gain on investments	0.68		0.55		0.29
Total income from investment operations	0.69		0.56		0.29

DISTRIBUTIONS
From net investment income	(0.02)		(0.01)		–
From net realized gain on investments	(0.09)		(0.01)		–
Total distributions	(0.11)		(0.02)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.58		0.54		0.29
NET ASSET VALUE, END OF PERIOD	$ 3.41		$ 2.83		$ 2.29

TOTAL RETURN	24.59%		24.57%		14.50%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 153,296		$ 96,550		$ 9,274

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.73%		1.88%		2.94%	(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.73%		1.75%		1.75%	(d)
Net investment income	0.20%		0.26%		0.33%	(d)

PORTFOLIO TURNOVER RATE	37%		52%		24%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

   See Notes to Financial Statements.

Annual Report | April 30, 2014	79

Grandeur Peak International Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods presented.

Institutional Class	Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$ 2.84		$ 2.29		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.01		0.01
Net realized and unrealized gain on investments	0.69		0.57		0.28
Total income from investment operations	0.70		0.58		0.29

DISTRIBUTIONS
From net investment income	(0.03)		(0.02)		–
From net realized gain on investments	(0.09)		(0.01)		–
Total distributions	(0.12)		(0.03)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.58		0.55		0.29
NET ASSET VALUE, END OF PERIOD	$ 3.42		$ 2.84		$ 2.29

TOTAL RETURN	24.70%		25.11%		14.50%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 658,127		$ 250,962		$ 55,458

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.46%		1.59%		2.50%	(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.46%		1.50%		1.50%	(d)
Net investment income	0.42%		0.51%		0.56%	(d)

PORTFOLIO TURNOVER RATE	37%		52%		24%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

   See Notes to Financial Statements.

80	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This Annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak International Opportunity Fund (individually a “Fund” and collectively, the “Funds”). The Grandeur Peak Emerging Markets Opportunities Fund seeks long-term growth of capital and invests primarily in small and micro-cap companies domiciled in emerging or frontier markets. The Grandeur Peak Global Opportunities Fund seeks long-term growth of capital and invests primarily in foreign and domestic small and micro cap companies. The Grandeur Peak Global Reach Fund seeks long-term growth of capital and invests primarily in foreign and domestic small and micro cap companies. The Grandeur Peak International Opportunities Fund seeks long-term growth of capital and invests primarily in foreign small and micro cap companies. The Funds offer Investor Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund are registered as non-diversified investment companies for purpose of the 1940 Act. As a result of ongoing operations, it is possible that one or both Funds may become diversified investment companies, which would occur at the earliest on or about October, 2014. In such case, the Fund(s) may not resume operating in a non-diversified manner without first obtaining shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith

Annual Report | April 30, 2014	81

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2014:

Investments in Securities at Value(a)	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
China	$43,454,405	$–	$2,701,643	$46,156,048
Colombia	5,920,238	–	–	5,920,238
Other	221,661,194	–	–	221,661,194
Preferred Stocks	1,480,164	–	–	1,480,164
Total	$272,516,001	$–	$2,701,643	$275,217,644

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

Investments in Securities at Value(a)	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
China	$45,110,758	$–	$4,062,331	$49,173,089
Colombia	11,398,910	–	–	11,398,910
Other	617,578,895	–	–	617,578,895
Preferred Stocks	2,868,735	–	–	2,868,735
Total	$676,957,298	$–	$4,062,331	$681,019,629

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

Investments in Securities at Value(a)	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
China	$10,934,600	$–	$941,990	$11,876,590
Colombia	1,139,638	207,378	–	1,347,016
Other	104,733,745	–	–	104,733,745
Preferred Stocks	317,537	–	–	317,537
Total	$117,125,520	$207,378	$941,990	$118,274,888

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2014	83

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

Investments in Securities at Value(a)	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
China	$62,595,274	$–	$4,769,152	$67,364,426
Colombia	12,393,378	–	–	12,393,378
Other	639,780,568	–	–	639,780,568
Preferred Stocks	3,486,473	–	–	3,486,473
Rights	71,699	–	–	71,699
Total	$718,327,392	$–	$4,769,152	$723,096,544

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

The Funds recognize transfers between levels as of the end of the period. For the fiscal year ended April 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities.

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of April 30, 2013	Transfer In*	Unrealized Appreciation/ (Depreciation)	Balance as of April 30, 2014	Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at April 30, 2014

Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks	$–	$2,701,643	$–	$2,701,643	$(2,015,757)

Total	$–	$2,701,643	$–	$2,701,643	$(2,015,757)

Grandeur Peak Global Opportunities Fund
Common Stocks	$–	$4,062,331	$–	$4,062,331	$(2,441,932)

Total	$–	$4,062,331	$–	$4,062,331	$(2,441,932)

Grandeur Peak Global Reach Fund
Common Stocks	$–	$941,990	$–	$941,990	$(447,377)

Total	$–	$941,990	$–	$941,990	$(447,377)

Grandeur Peak International Opportunities Fund
Common Stocks	$–	$4,769,152	$–	$4,769,152	$(3,057,462)

Total	$–	$4,769,152	$–	$4,769,152	$(3,057,462)

*	The above transfers were due to the Fund’s lack of a closing market price.

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Assets and Liabilities under Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies.

Annual Report | April 30, 2014	85

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

The table below provided additional information about the Level 3 Fair Value Measurements as of April 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Emerging Markets Opportunities Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Input (a)	Input Value
Foreign Common Stock	$2,701,643	Discounted last quoted exchange price	Discount for lack of liquidity	15%
Grandeur Peak Global Opportunities Fund
Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Input(a)	Input Value
Foreign Common Stock	$4,062,331	Discounted last quoted exchange price	Discount for lack of liquidity	15%
Grandeur Peak Global Reach Fund
Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Input(a)	Input Value
Foreign Common Stock	$941,990	Discounted last quoted exchange price	Discount for lack of liquidity	15%
Grandeur Peak International Opportunities Fund
Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Input(a)	Input Value
Foreign Common Stock	$4,769,152	Discounted last quoted exchange price	Discount for lack of liquidity	15%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Liquidity	Decrease	Increase

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the statements of assets and liabilities under cash and foreign cash. As of April 30, 2014, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$ 2,215,335
Grandeur Peak Global Opportunities Fund	$ 10,187,933
Grandeur Peak Global Reach Fund	$ 18,502,324
Grandeur Peak International Opportunities Fund	$ 51,979,057

As of April 30, 2014, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$643,470
Grandeur Peak Global Opportunities Fund	$14,898,018
Grandeur Peak Global Reach Fund	$358,790
Grandeur Peak International Opportunities Fund	$23,337,724

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

Annual Report | April 30, 2014	87

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. As of April 30, 2014, $22,096 and $6,790, of offering costs remain to be amortized for Grandeur Peak Emerging Markets Opportunities Fund and Grandeur Peak Global Reach Fund, respectively.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to the differing book/tax treatment of foreign currency transactions, non-deductible expenses, the netting of net investment loss, and certain other investments. The reclassifications were as follows:

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
Grandeur Peak Emerging Markets Opportunities Fund	$ (32,696)	$(14,025)	$46,721
Grandeur Peak Global Opportunities Fund	–	711,728	(711,728)
Grandeur Peak Global Reach Fund	(43,851)	87,868	(44,017)
Grandeur Peak International Opportunities Fund	–	2,964,615	(2,964,615)

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$20,725,568	$(11,261,272)	$(437,219)	$9,027,077	$265,753,348
Grandeur Peak Global Opportunities Fund	146,561,622	(23,806,782)	(431,455)	122,323,385	558,264,789
Grandeur Peak Global Reach Fund	11,703,280	(4,616,925)	(114,104)	6,972,251	111,188,533
Grandeur Peak International Opportunities Fund	158,517,265	(29,576,863)	(456,380)	128,484,022	594,156,142

Annual Report | April 30, 2014	89

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

Components of Earnings: As of April 30, 2014, components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$ 1,760,977	$ –	$ 9,027,077	$ 10,788,054
Grandeur Peak Global Opportunities Fund	2,478,336	11,107,456	122,323,385	135,909,177
Grandeur Peak Global Reach Fund	1,272,670	340	6,972,251	8,245,261
Grandeur Peak International Opportunities Fund	9,780,043	6,624,066	128,484,022	144,888,131

Capital Losses: As of April 30, 2014, the Funds have no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$–	$–
Grandeur Peak Global Opportunities Fund	12,405,055	12,289,718
Grandeur Peak Global Reach Fund	520,818	–
Grandeur Peak International Opportunities Fund	16,309,161	4,623,208

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2013 were as follows:

	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Global Opportunities Fund	$4,298,437	$11,510
Grandeur Peak International Opportunities Fund	1,378,397	76,375

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2014 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Grandeur Peak Emerging Markets Opportunities Fund	$310,660,748	$ 47,036,308
Grandeur Peak Global Opportunities Fund	443,383,675	191,595,216
Grandeur Peak Global Reach Fund	130,126,449	20,711,110
Grandeur Peak International Opportunities Fund	481,385,075	191,765,384
5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2014 and the year ended April 30, 2013, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak Global Advisors”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund		Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund		1.35%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund		1.10%
Grandeur Peak International Opportunities Fund		1.25%

With respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, the Adviser has contractually agreed to limit certain of each Fund’s expenses to 1.75% of the Fund’s average daily net assets in the Investor Class shares and 1.50% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2014. With respect to the Grandeur Peak Emerging Markets Opportunities Fund, the Adviser has contractually agreed to limit certain of the Fund’s expenses to 1.95% of the Fund’s average daily net assets in the Investor Class shares and 1.70% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2014. With respect to the Grandeur Peak Global Reach

Annual Report | April 30, 2014	91

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

Fund, the Adviser has contractually agreed to limit certain of the Fund’s expenses to 1.60% of the Fund’s average daily net assets in the Investor Class shares and 1.35% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2014. Pursuant to these agreements, each Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

For the year ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser	Total

Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$3,666	$–	$3,666
Institutional Class	35,532	–	35,532
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$(66,162)	$(66,162)
Institutional Class	–	(142,402)	(142,402)
Grandeur Peak Global Reach Fund
Investor Class	$50,773	$–	$50,773
Institutional Class	114,461	–	114,461
Grandeur Peak International Opportunities Fund
Investor Class	$–	$(76,169)	$(76,169)
Institutional Class	–	(205,673)	(205,673)

As of April 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Total

Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$3,666	$3,666
Institutional Class	35,532	35,532
Grandeur Peak Global Reach Fund
Investor Class	$50,773	$50,773
Institutional Class	114,461	114,461

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

Prior to the June 19, 2013 inception of the Grandeur Peak Global Reach Fund, the Annual Administrative Fee was billed monthly in total and allocated to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Fund in the amount of the greater of (a) the annual minimum for both Funds of $205,000 or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The minimum annual total fee of $205,000 was increased to $285,000 with the commencement of the Grandeur Peak Global Reach Fund on June 19, 2013 and increased to $360,000 with the inception of the Grandeur Peak Emerging Markets Opportunities Fund on December 16, 2013.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statement of Operations.

Annual Report | April 30, 2014	93

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2014

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

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Report of Independent Registered
Grandeur Peak Funds®	Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Emerging Markets Opportunities Fund, and Grandeur Peak Global Reach Fund (the “Funds”), four of the portfolios constituting Financial Investors Trust, as of April 30, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (as to the Grandeur Peak Emerging Markets Fund, the related statements of operations and statements of changes in net assets for the period from December 16, 2013 (inception) to April 30, 2014) (as to the Grandeur Peak Global Reach Fund, the related statements of operations and statements of changes in net assets for the period from June 19, 2013 (inception) to April 30, 2014). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Emerging Markets Opportunities Fund and Grandeur Peak Global Reach Fund of Financial Investors Trust as of April 30, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

Annual Report | April 30, 2014	95

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement
April 30, 2014 (Unaudited)

GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND

On March 12, 2013, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”) (the “Investment Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with Grandeur Peak, the Trustees, including the Independent Trustees, considered the following factors with respect to the Grandeur Peak Emerging Markets Opportunities Fund (the “Grandeur Peak Fund” or the “Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Grandeur Peak Fund, to Grandeur Peak of 1.35% of the Grandeur Peak Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Grandeur Peak to the Fund.

The Trustees considered the information they received comparing the Grandeur Peak Fund’s contractual annual advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees determined that the contractual annual advisory fee of 1.35% and the total expense ratio of 1.70% and 1.95% for the Institutional Class and Investor Class Shares, respectively, of the Grandeur Peak Fund, taking into account the contractual fee waiver in place, are comparable to others within the Fund’s anticipated peer universe.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Grandeur Peak Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Grandeur Peak Fund.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s insider trading policies and procedures and its Code of Ethics.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement
April 30, 2014 (Unaudited)

Performance: The Trustees noted that since the Grandeur Peak Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered the limitations on the comparability of performance information for certain related funds and accounts. The Trustees considered Grandeur Peak’s reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Grandeur Peak based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the Grandeur Peak Fund. The Board then reviewed and discussed Grandeur Peak’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Fund will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Fund, including soft dollar arrangements.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Grandeur Peak. In selecting Grandeur Peak and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—	the investment advisory fees to be received by Grandeur Peak with respect to the Grandeur Peak Fund were comparable to others within the Fund’s peer universe;
—	the nature, extent and quality of services to be rendered by Grandeur Peak under the Investment Advisory Agreement were adequate;
—	there was no performance history for the Grandeur Peak Fund for the Board to consider;
—	the terms of the proposed fee waiver and expense limitation agreement between the Trust, on behalf of the Grandeur Peak Fund, and Grandeur Peak, were not unreasonable;
—	the profit, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the Grandeur Peak Fund is not unreasonable to the Fund; and
—	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship to the Grandeur Peak Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of the Grandeur Peak Fund and its shareholders.

Annual Report | April 30, 2014	97

Grandeur Peak Funds®	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	Global Opportunities Fund	International Opportunities Fund	Reach Fund	Emerging Markets Opportunities Fund
Dividend Received Deduction	6.39%	0.33%	4.43%	—
Qualified Dividend Income	28.52%	23.92%	22.44%	—

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund designated $12,289,718 and $4,623,208 respectively, as long-term capital gain dividends.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-377-PEAK.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Grandeur Peak Global Advisors, LLC, provides investment advisory services (currently none).

Annual Report | April 30, 2014	99

Grandeur Peak Funds®	Trustees and Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Grandeur Peak Global Advisors, LLC, provides investment advisory services (currently none).

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

Annual Report | April 30, 2014	101

Grandeur Peak Funds®	Trustees and Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30

Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund);

Clough Global Equity Fund (1 fund);

Clough Global Opportunities Fund (1 fund);

Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Grandeur Peak Global Advisors, LLC, provides investment advisory services (currently none).

102	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers
April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

Annual Report | April 30, 2014	103

Page Intentionally Left Blank

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING®

Contact Us

Mail: Grandeur Peak Funds
P.O. Box 13664, Denver, CO 80201
Phone: 1.855.377.PEAK (7325)
E-Mail: grandeurpeakglobal@alpsinc.com
Web: www.GrandeurPeakGlobal.com

REDMONT
ANNUAL REPORT
2014

April 30, 2014

Redmont Resolute Fund I

Redmont Resolute Fund II

REDMONT
FUNDS

Redmont Funds	Shareholder Letter
April 30, 2014 (Unaudited)

Performance Discussion:

REDMONT RESOLUTE FUND I

Table 1 notes the performance for Fund I as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 1i. ii. iii. iv. v.

Performance (amounts greater than one year are annualized)

Redmont Resolute Fund I	Average Annualized Performance Data As of March 31, 2014			Average Annualized Performance Data As of April 30, 2014
	Year-to-Date	1-Year	Since Inception (12/30/11)	Year-to-Date	1-Year	Since Funding (12/30/11)
Resolute Fund I - I Class	0.28%	3.09%	3.69%	0.09%	1.36%	3.48%
Resolute Fund I - A Class	0.19%	2.62%	3.28%	0.00%	0.70%	3.08%
Load Adjusted	-5.34%	-3.03%	0.73%	-5.52%	-4.85%	0.62%
HFRX Global Index	1.11%	4.61%	5.03%	0.38%	3.21%	4.52%
S&P 500® Total Return Index	1.81%	21.77%	21.93%	2.56%	20.35%	21.44%
Morningstar Multi-Alternative Universe	0.03%	1.99%	3.01%	0.06%	1.39%	2.91%
	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Resolute Fund I - I Class	7.24%	-4.77%	2.47%		2.36%
Resolute Fund I - A Class	7.64%	-4.77%	2.87%		2.76%

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Maximum Offering Price (MOP) for Class A includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Fund I underperformed the HFRX Global Index by approximately 150 basis pointsvi (depending on the share class) over the twelve months ending April 30, 2014. This was due primarily to three months – May & June 2013 and January 2014. Since inception, the Fund has outperformed the HFRX Global Index during strong equity markets and underperformed the Index during market declines. The main factor driving that performance profile is the Fund’s higher level of net equity exposure relative to the HFRX Global Index. As we have discussed in previous letters, the Fund seeks to perform in line with the equity markets over time with less volatility. In order to accomplish this objective, the Fund must maintain a minimum level of net equity exposure or it will not be able to keep up enough in strong markets. Though hedge fund exposure can vary greatly over time, we anticipate outperforming the Index in up markets and underperforming in down markets and to outperform the Index over a full market cycle.

Relative to the S&P 500® Total Return Index, the Fund has performed as we expected-participating but trailing in strong up markets while generally protecting capital (not experiencing as negative a return as the index) and outperforming in negative markets.

When compared to the peer group (Morningstar MultiAlternative Universe), the Fund has outperformed the Universe over all time periods – by over 120 basis points during the past twelve months and approximately 50 basis points annualized since inception. As with the HFRX Global Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that cause the average net equity exposure for the Universe to be considerably less than our Fund. So we anticipate outperforming the Universe in up markets and underperforming in down markets - recent performance has been consistent with our expectations.

Annual Report | April 30, 2014	1

Redmont Funds	Shareholder Letter
April 30, 2014 (Unaudited)

REDMONT RESOLUTE FUND II

Table 2 notes the performance for Fund II as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 2 i. ii. iii. iv. v.

Performance (amounts greater than one year are annualized)

Redmont Resolute Fund II	Average Annualized Performance Data As of March 31, 2014			Average Annualized Performance Data As of April 30, 2014
	Year-to-Date	1-Year	Since Inception (12/30/11)	Year-to-Date	1-Year	Since Funding (12/30/11)
Resolute Fund II - I Class	0.63%	4.54%	6.18%	0.63%	2.85%	5.97%
HFRX Global Index	1.11%	4.61%	5.03%	0.38%	3.21%	4.52%
S&P 500® Total Return Index	1.81%	21.77%	21.93%	2.56%	20.35%	21.44%
Morningstar Multi-Alternative Universe	0.03%	1.99%	3.01%	0.06%	1.39%	2.91%
	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Resolute Fund II - I Class	2.68%	-1.39%	1.29%		1.18%

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Fund II underperformed the HFRX Global Index by 36 basis points over the twelve months ending April 30, 2014. Since inception, the Fund has outperformed the HFRX Global Index by over 140 basis points annualized by performing well during strong equity markets underperforming the Index during market declines. The main factor driving that performance profile is the Fund’s higher level of net equity exposure relative to the HFRX Global Index. As we have discussed in previous letters, the Fund seeks to perform in line with the equity markets over time with less volatility. In order to accomplish this objective, the Fund must maintain a minimum level of net equity exposure or it will not be able to keep up enough in strong markets. Though hedge fund exposure can vary greatly over time, we anticipate outperforming the Index in up markets and underperforming in down markets and to outperform the Index over a full market cycle.

Relative to the S&P 500® Total Return Index, the Fund has performed as we expected – participating but trailing in strong up markets while protecting capital and outperforming in negative markets.

When compared to the peer group (Morningstar MultiAlternative Universe), the Fund has outperformed the Universe over all time periods – by over 140 basis points during the past twelve months and 300 basis points annualized since inception. As with the HFRX Global Index, the Universe is very diverse and contains a number of market - neutral and other low net equity strategies that cause the average net equity exposure for the Universe to be considerably less than our Fund. So we anticipate outperforming the Universe in up markets and underperforming in down markets - recent performance has been consistent with our expectations.

Underlying Allocation Weights & Performance:

Each Fund consists of three main asset classes:

•	Tactical Asset Allocation vii. - with two underlying portfolios (both mutual funds);
•	Long/Short Equity viii. - with four underlying portfolios (two mutual funds and two separate accounts); and
•	Opportunistic/Other ix. - with four underlying portfolios (two mutual funds and two separate accounts).

2	www.redmontfunds.com

Redmont Funds	Shareholder Letter
April 30, 2014 (Unaudited)

The current allocation remained roughly unchanged during the fiscal year ending April 30, 2014. Figure 1 lists the long-term target asset allocation for the Funds as well as the allocation for Fund I and Fund II as of April 30th.

Figure 1

Holdings and allocations subject to change.

All three allocations performed well over the trailing twelve months. The underlying funds’ performance varied as expected with the funds with a higher net exposure outperforming the funds with a lower net exposure. Long/Short and Tactical were the leading contributors while Opportunistic did not perform quite as strongly (which is to be expected given their more defensive nature).

Several manager changes we made during the fiscal year:

•

Tactical – one manager was redeemed in the first quarter of 2014 after they experienced a change to the portfolio management team and a resulting change to their investment process. The proceeds were reinvested into the other existing Tactical managers.

•

Long/Short – one manager converted from a mutual fund position to a separate account in the second quarter of 2013. Another mutual fund position was replaced by a separate account in the summer of 2013. In December 2013, that replacement manager experienced a significant outflow from and investor and that manager was replaced due to concerns over the long-term viability of the firm. They were replaced by another separate account manager during the first quarter of 2014.

•

Opportunistic – one manager, which included two separate mutual fund positions, was replaced in the third quarter of 2013 by two separate account managers. The manager was replaced because the risk/return profile of their portfolios was different than we expected and did not represent the profile we wanted for this allocation.

We do anticipate a few more changes over the coming fiscal year as the funds continue to transition from their start as a fund-of-mutual funds to more of a multi-manager approach with underlying mutual funds and separate accounts.

Closing:

We appreciate your investment in the Redmont Resolute Fund. Please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA

Portfolio Managers x.

Annual Report | April 30, 2014	3

Redmont Funds	Shareholder Letter
April 30, 2014 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

The Fund’s investment objectives, risks, charges and expenses must be considered before investing. The prospectus contains this and other important information about the investment company, and may be obtained by calling 1-855-268-2242 or by visiting www.redmontfunds.com. Read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Highland Associates, Inc. does not accept any liability for losses either direct or consequential caused by the use of this information.

RISKS:

The Fund is structured as a Fund-of-Funds. There are certain risks associated with the use of a fund-of-funds structure. These risks include, but are not limited to higher expenses, allocation risk, underlying manager and fund risk, and transparency risk. Investments such as sub-advisers and mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors.

The Fund’s investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets and the prices of various commodities may fluctuate widely based on a variety of factors. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund. Additional risks of Commodity Futures-Linked Investments include liquidity risk and counterparty credit risk.

Another principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers. The Fund is new and has a limited operating history. Equity investments in commodity-related companies may not move in the same direction and to the same extent as the underlying commodities.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

i.	Source: Factset
ii.

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

iii.

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

iv.

The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

v.

Highland Associates, Inc. (the “Adviser”) has agreed, with respect to each share class of the Fund, contractually to waive a portion of its Management Fee and/or reimburse Fund expenses in two ways. First, the Adviser will waive the portion of its 1.50% Management Fee and/or reimburse the Fund (or share class, as applicable) by an amount equal to any amount over the total of (i) 0.50% plus (ii) any sub-advisory fees paid by the Adviser (“Sub-Advisory Fees”). Second, and after the fee waiver and/or expense reimbursement described above has been applied, to the extent the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, Swap Fees and Expenses, Shareholder Services Fees, Acquired Fund Fees and Expenses, Sub-Advisory Fees, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.40% of the Fund’s average daily net assets, the Adviser has contractually agreed to also either reduce the fee payable by the amount of such excess, and/or to reimburse the Fund (or share class, as applicable) by the amount of such excess. This agreement is in effect through August 31, 2017. The Adviser will be permitted to recover expenses it has borne through the agreement to limit total annual expenses for each share class to 1.40% of the Fund’s average daily net assets, on a class-by-class basis, to the extent that the Fund’s expenses in later periods fall

4	www.redmontfunds.com

Redmont Funds	Shareholder Letter
April 30, 2014 (Unaudited)

below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this agreement to waive fees and/or reimburse expenses without the approval by the Fund’s Board of Trustees.

vi.	Basis Point = 0.01%, 100 basis points would equal 1.0%
vii.	The tactical asset allocation strategy is designed to provide investors with fluid exposure to global markets including primarily cash, fixed income, and equities.
viii.	The long/short equity strategy is designed to provide investors with hedged equity exposure using both fundamental and quantitative analysis.
ix.

The other strategies allocation is designed to provide investors with exposure that has a lower correlation with the other segments of the Fund. The classification consists of but is not limited to trading strategies, managed futures, arbitrage, distressed securities, etc.

x.

ALPS Distributors, Inc. is the distributor for the Redmont Funds. R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Annual Report | April 30, 2014	5

Redmont Resolute Fund I	Performance Update
April 30, 2014

Performance (for the period ended April 30, 2014)

Redmont Resolute Fund I

Cumulative Total Return (for the period ended April 30, 2014)	Year-to-Date	1 Year	Since Inception	*
Class A (NAV)(a)	0.00%	0.70%	3.08%
Class I (NAV)	0.09%	1.36%	3.48%
HFRX Global Hedge Fund Index(b)	0.38%	3.23%	4.53%
S&P 500® Total Return Index(c)	2.56%	20.44%	21.49%
Dow Jones U.S. Select Dividend Index(d)	5.94%	18.47%	19.49%

*	Fund inception date of 12/30/11.
(a)	Net Asset Value (NAV) is the share price without sales charges.
(b)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)

The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of $10,000 Initial Investment (for the period ended April 30, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

Top Ten Holdings* (for the period ended April 30, 2014)
As a percentage of Net Assets
FPA Crescent Fund	14.72%

BlackRock Global Allocation Fund, Inc., Class I	14.60%

PIMCO Short-Term Fund, Institutional Class	10.58%

Diamond Hill Long-Short Fund, Class Y	9.78%

MainStay Marketfield Fund, Class I	9.30%

AQR Risk Parity Fund, Class I	6.55%

AQR Multi Strategy Alternative Fund, Class I	6.28%

Exxon Mobil Corp.	0.13%

Johnson & Johnson	0.10%

EQT Corp.	0.08%

Top Ten Holdings	72.12%

* Holdings are subject to change. Table presents indicative values only.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	www.redmontfunds.com

Redmont Resolute Fund II	Performance Update
April 30, 2014

Performance (for the period ended April 30, 2014)

Redmont Resolute Fund II

Cumulative Total Return (for the period ended April 30, 2014)	Year-to-Date	1 Year	Since Inception	*
Class I (NAV)	0.63%	2.85%	5.97%
HFRX Global Hedge Fund Index(a)	0.38%	3.23%	4.53%
S&P 500® Total Return Index(b)	2.56%	20.44%	21.49%
Dow Jones U.S. Select Dividend Index(c)	5.94%	18.47%	19.49%

*	Fund inception date of 12/30/11.
(a)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(b)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)

The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of $10,000 Initial Investment (for the period ended April 30, 2014)

Comparison of change in value of a $10,000 investment

Top Ten Holdings* (for the period ended April 30, 2014)

As a percentage of Net Assets
FPA Crescent Fund	15.03%

BlackRock Global Allocation Fund, Inc., Class I	14.92%

PIMCO Short-Term Fund, Institutional Class	12.34%

Diamond Hill Long-Short Fund, Class Y	8.81%

MainStay Marketfield Fund, Class I	8.74%

AQR Risk Parity Fund, Class I	5.16%

AQR Multi Strategy Alternative Fund, Class I	5.06%

Exxon Mobil Corp.	0.15%

Johnson & Johnson	0.11%

EQT Corp.	0.09%

Top Ten Holdings	70.41%

* Holdings are subject to change. Table presents indicative values only.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | April 30, 2014	7

Redmont Funds	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2013 through April 30, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE 11/01/13	ENDING ACCOUNT VALUE 04/30/14	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD 11/01/13-04/30/14(b)
Redmont Resolute Fund I
Class A
Actual	$ 1,000.00	$ 1,011.80	1.98%	$ 9.88
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.98	1.98%	$ 9.89
Class I
Actual	$ 1,000.00	$ 1,013.60	1.60%	$ 7.99
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.86	1.60%	$ 8.00

Redmont Resolute Fund II
Class I
Actual	$ 1,000.00	$ 1,022.00	0.30%	$ 1.50
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.31	0.30%	$ 1.51

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
COMMON STOCKS (7.63%)
ADVERTISING (0.05%)
Millennial Media, Inc.(a)	53	$338
Omnicom Group, Inc.(b)	26	1,760

		2,098

AEROSPACE & DEFENSE (0.29%)
Cubic Corp.	27	1,281
Curtiss-Wright Corp.	7	448
Lockheed Martin Corp.(b)	17	2,790
Northrop Grumman Corp.(b)	11	1,337
Raytheon Co.(b)	17	1,623
The Boeing Co.	14	1,806
Triumph Group, Inc.(b)	25	1,620
United Technologies Corp.(b)	10	1,183

		12,088

AGRICULTURE (0.04%)
Lorillard, Inc.(b)	28	1,664

AUTO PARTS & EQUIPMENT (0.16%)
Lear Corp.(b)	31	2,575
Tenneco, Inc.(a)	37	2,215
TRW Automotive Holdings Corp.(a)	27	2,169

		6,959

BANKS (0.75%)
Bank of America Corp.(b)	145	2,195
BB&T Corp.(b)	64	2,389
Capital One Financial Corp.(b)	39	2,882
Citigroup, Inc.(b)	57	2,731
Comerica, Inc.	8	386
Fifth Third Bancorp(b)	125	2,576
Huntington Bancshares, Inc.(b)	197	1,805
JPMorgan Chase & Co.(b)	53	2,967
Morgan Stanley	16	495
Regions Financial Corp.(b)	222	2,251
State Street Corp.(b)	37	2,389
SunTrust Banks, Inc.(b)	30	1,148
The Goldman Sachs Group, Inc.(b)	12	1,918
The PNC Financial Services Group, Inc.(b)	23	1,933
US Bancorp(b)	18	734
Wells Fargo & Co.(b)	60	2,978

		31,777

BEVERAGES (0.04%)
Constellation Brands, Inc., Class A(a)(b)	21	1,677

BIOTECHNOLOGY (0.07%)
Amgen, Inc.	17	1,900

See Notes to Financial Statements.

Annual Report | April 30, 2014	9

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
BIOTECHNOLOGY (continued)
Celgene Corp.(a)	7	$1,029

		2,929

BUILDING MATERIALS (0.05%)
Masco Corp.	96	1,929

CHEMICALS (0.16%)
Albemarle Corp.	13	872
Chemtura Corp.(a)	63	1,405
HB Fuller Co.	10	463
Huntsman Corp.(b)	96	2,405
LyondellBasell Industries NV, Class A(b)	17	1,572
Minerals Technologies, Inc.	4	238

		6,955

COAL (0.04%)
Cloud Peak Energy, Inc.(a)	88	1,733

COMMERCIAL SERVICES (0.34%)
Alliance Data Systems Corp.(a)	2	484
Apollo Education Group, Inc.(a)	51	1,472
Equifax, Inc.	22	1,558
FTI Consulting, Inc.(a)(b)	16	549
Global Payments, Inc.	10	668
Live Nation Entertainment, Inc.(a)	84	1,754
Manpowergroup, Inc.(b)	27	2,196
Moody’s Corp.(b)	18	1,413
Robert Half International, Inc.(b)	37	1,658
Total System Services, Inc.	29	921
Towers Watson & Co., Class A	10	1,122
Vantiv, Inc., Class A(a)	26	799

		14,594

COMPUTERS (0.32%)
Apple, Inc.(b)	2	1,180
Brocade Communications Systems, Inc.	304	2,830
EMC Corp.(b)	90	2,322
NetApp, Inc.(b)	61	2,172
Seagate Technology PLC(b)	45	2,366
Western Digital Corp.(b)	33	2,909

		13,779

DISTRIBUTION & WHOLESALE (0.06%)
Arrow Electronics, Inc.(a)(b)	45	2,554

DIVERSIFIED FINANCIAL SERVICES (0.17%)
Discover Financial Services(b)	41	2,292
Raymond James Financial, Inc.(b)	22	1,093
SLM Corp.	58	1,494

See Notes to Financial Statements.

10	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
DIVERSIFIED FINANCIAL SERVICES (continued)
TD Ameritrade Holding Corp.(b)	38	$1,212
The Charles Schwab Corp.(b)	48	1,274

		7,365

ELECTRICAL COMPONENTS & EQUIPMENT (0.03%)
Hubbell, Inc., Class B(b)	11	1,295

ELECTRONICS (0.26%)
Agilent Technologies, Inc.	26	1,405
Avnet, Inc.(b)	51	2,200
Flextronics International Ltd.(a)(b)	269	2,418
Honeywell International, Inc.(b)	13	1,208
Jabil Circuit, Inc.	119	2,054
TE Connectivity Ltd.	14	826
Tyco International Ltd.(b)	24	981

		11,092

ENTERTAINMENT (0.03%)
Six Flags Entertainment Corp.	29	1,164

FOOD (0.10%)
Tyson Foods, Inc., Class A(b)	66	2,770
Unilever NV, NY Registered Shares(b)	32	1,370

		4,140

FOREST PRODUCTS & PAPER (0.05%)
International Paper Co.(b)	49	2,286

HEALTHCARE - PRODUCTS (0.17%)
Boston Scientific Corp.(a)	86	1,084
CareFusion Corp.(a)(b)	19	742
Covidien PLC(b)	21	1,496
Integra LifeSciences Holdings Corp.(a)(b)	13	593
Masimo Corp.(a)	25	669
Medtronic, Inc.	25	1,470
Varian Medical Systems, Inc.(a)	12	955

		7,009

HEALTHCARE - SERVICES (0.27%)
DaVita HealthCare Partners, Inc.(a)(b)	24	1,663
ICON PLC(a)	33	1,279
Laboratory Corp. of America Holdings (a)	18	1,777
Quest Diagnostics, Inc.	29	1,622
Select Medical Holdings Corp.	113	1,577
UnitedHealth Group, Inc.	16	1,201
Universal Health Services, Inc., Class B(b)	26	2,127

		11,246

See Notes to Financial Statements.

Annual Report | April 30, 2014	11

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
HOUSEWARES (0.04%)
Newell Rubbermaid, Inc.(b)	62	$1,867

INSURANCE (0.51%)
ACE Ltd.(b)	20	2,047
Alleghany Corp.(a)	4	1,632
Axis Capital Holdings Ltd.(b)	29	1,327
Berkshire Hathaway, Inc., Class B(a)(b)	17	2,191
Endurance Specialty Holdings Ltd.	28	1,423
MetLife, Inc.(b)	26	1,361
Reinsurance Group of America, Inc.(b)	13	997
The Allstate Corp.(b)	37	2,107
The Travelers Cos., Inc.(b)	23	2,083
Torchmark Corp.(b)	12	956
Validus Holdings Ltd.(b)	51	1,890
WR Berkley Corp.	42	1,858
XL Group PLC	52	1,630

		21,502

INTERNET (0.17%)
Baidu, Inc., ADR(a)	4	615
CDW Corp.	51	1,438
Conversant, Inc.(a)	26	635
eBay, Inc.(a)	16	829
Expedia, Inc.	11	781
Google, Inc., Class C(a)	1	527
Groupon, Inc.(a)	20	140
NetEase, Inc., ADR	14	953
Perfect World Co. Ltd., ADR	15	279
SINA Corp.(a)	7	335
Yahoo!, Inc(a)	22	791

		7,323

INTERNET SOFTWARE & SERVICES (0.01%)
Google, Inc., Class A(a)	1	535

MEDIA (0.38%)
CBS Corp., Class B(b)	23	1,328
Comcast Corp., Class A(b)	45	2,329
Liberty Global PLC, Class A(a)	9	358
Liberty Global PLC, Class C(a)	77	2,959
Liberty Media Corp., Class A(a)(b)	11	1,427
News Corp., Class A(a)	98	1,668
Phoenix New Media Ltd., ADR(a)	60	555
The Walt Disney Co.(b)	18	1,428
Time Warner Cable, Inc.(b)	9	1,273
Time Warner, Inc.(b)	21	1,396
Viacom, Inc., Class B(b)	17	1,445

		16,166

See Notes to Financial Statements.

12	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
METAL FABRICATE & HARDWARE (0.04%)
Global Brass & Copper Holdings, Inc.	84	$1,332
The Timken Co.	6	379

		1,711

MINING (0.01%)
Yamana Gold, Inc.	72	538

MISCELLANEOUS MANUFACTURING (0.17%)
Actuant Corp., Class A	10	339
Carlisle Cos., Inc.(b)	19	1,563
Crane Co.	25	1,818
Danaher Corp.	18	1,321
Dover Corp.	4	346
Parker Hannifin Corp.(b)	4	507
Textron, Inc.	37	1,513

		7,407

OIL & GAS (0.89%)
Canadian Natural Resources Ltd.(b)	36	1,468
Diamondback Energy, Inc.(a)	30	2,158
Energen Corp.	30	2,337
EOG Resources, Inc.(b)	23	2,254
EQT Corp.	32	3,488
Exxon Mobil Corp.(b)	56	5,735
Gulfport Energy Corp.(a)	20	1,473
Kosmos Energy Ltd.(a)	94	1,027
Marathon Petroleum Corp.	23	2,138
Occidental Petroleum Corp.(b)	35	3,351
Pacific Drilling SA(a)	84	832
Phillips 66(b)	31	2,580
QEP Resources, Inc.	80	2,455
Rice Energy, Inc.(a)	84	2,495
Rosetta Resources, Inc.(a)	6	284
Valero Energy Corp.	26	1,486
Western Refining, Inc.	53	2,306

		37,867

OIL & GAS SERVICES (0.08%)
Halliburton Co.(b)	18	1,135
Schlumberger Ltd.(b)	21	2,133

		3,268

PACKAGING & CONTAINERS (0.23%)
Berry Plastics Group, Inc.(a)(b)	108	2,429
Crown Holdings, Inc.(a)(b)	47	2,217
Graphic Packaging Holding Co.(a)(b)	339	3,478
Owens-Illinois, Inc.(a)	55	1,748

		9,872

PHARMACEUTICALS (0.64%)
AbbVie, Inc.(b)	57	2,968

See Notes to Financial Statements.

Annual Report | April 30, 2014	13

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
PHARMACEUTICALS (continued)
Bayer AG, ADR	8	$1,114
Cardinal Health, Inc.(b)	27	1,877
Endo International PLC(a)	11	692
Express Scripts Holding Co.(a)(b)	27	1,798
Johnson & Johnson	40	4,052
McKesson Corp.	11	1,861
Novartis AG, ADR	29	2,521
Omnicare, Inc.(b)	31	1,837
Pfizer, Inc.(b)	109	3,409
Sanofi, ADR(b)	37	1,991
Teva Pharmaceutical Industries Ltd., ADR	65	3,176

		27,296

REAL ESTATE INVESTMENT TRUSTS (0.12%)
American Capital Agency Corp.	50	1,135
American Homes 4 Rent, Class A	44	706
American Residential Properties, Inc.(a)	35	629
Annaly Capital Management, Inc.	72	832
Boston Properties, Inc.	5	586
Equity Residential(b)	9	535
Post Properties, Inc.	16	803

		5,226

RETAIL (0.23%)
CVS Caremark Corp.(b)	31	2,254
Foot Locker, Inc.	39	1,815
Macy’s, Inc.(b)	31	1,780
Rite Aid Corp.(a)	312	2,278
The Home Depot, Inc.	19	1,511

		9,638

SAVINGS & LOANS (0.02%)
First Niagara Financial Group, Inc.(b)	72	642

SEMICONDUCTORS (0.25%)
Analog Devices, Inc.	8	410
Avago Technologies Ltd.	46	2,921
LSI Corp.	110	1,226
ON Semiconductor Corp.(a)(b)	212	1,995
QUALCOMM, Inc.(b)	17	1,338
Texas Instruments, Inc.(b)	42	1,909
TriQuint Semiconductor, Inc.(a)	63	893

		10,692

SHIPBUILDING (0.04%)
Huntington Ingalls Industries, Inc.(b)	18	1,854

SOFTWARE (0.16%)
Activision Blizzard, Inc.(b)	37	740
CA, Inc.	34	1,025

See Notes to Financial Statements.

14	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description		Shares	Value (Note 2)
SOFTWARE (continued)
Fidelity National Information Services, Inc.		17	$908
Microsoft Corp.(b)		66	2,667
Oracle Corp.		35	1,431

			6,771

TELECOMMUNICATIONS (0.16%)
Amdocs Ltd.(b)		29	1,349
Cisco Systems, Inc.(b)		56	1,294
Harris Corp.		17	1,250
Motorola Solutions, Inc.		29	1,844
Vodafone Group PLC, ADR		9	342
Windstream Holdings, Inc.		72	653

			6,732

TRANSPORTATION (0.03%)
Norfolk Southern Corp.(b)		15	1,418

TOTAL COMMON STOCKS
(Cost $282,295)			324,658

LIMITED PARTNERSHIPS (0.03%)
CHEMICALS (0.03%)
CVR Partners LP		64	1,366

TOTAL LIMITED PARTNERSHIPS
(Cost $1,331)			1,366

OPEN-END MUTUAL FUNDS (71.81%)
AQR Multi Strategy Alternative Fund, Class I		27,647	267,066
AQR Risk Parity Fund, Class I		24,641	278,448
BlackRock Global Allocation Fund, Inc., Class I		28,740	621,069
Diamond Hill Long-Short Fund, Class Y		18,039	415,978
FPA Crescent Fund		18,648	625,997
MainStay Marketfield Fund, Class I		22,207	395,502
PIMCO Short-Term Fund, Institutional Class		45,555	450,085

			3,054,145

TOTAL OPEN-END MUTUAL FUNDS
(Cost $2,871,283)			3,054,145

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (12.69%)
Dreyfus Treasury Cash Management Fund, Institutional Class	0.010%	539,641	539,641

TOTAL SHORT TERM INVESTMENTS (Cost $539,641)			539,641

See Notes to Financial Statements.

Annual Report | April 30, 2014	15

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

Description		Value (Note 2)
TOTAL INVESTMENTS (92.16%) (Cost $3,694,550)		$3,919,810

SEGREGATED CASH WITH BROKERS (11.60%)(c)		493,450

SECURITIES SOLD SHORT (-3.78%)
(Proceeds $153,183)		(160,943)

OTHER ASSETS IN EXCESS OF LIABILITIES (0.02%)		1,022
NET ASSETS (100.00%)		$4,253,339

SCHEDULE OF SECURITIES SOLD SHORT
	Shares	Value (Note 2)
COMMON STOCKS (-3.73%)
APPAREL (-0.05%)
Deckers Outdoor Corp.	(13)	$(1,026)
Under Armour, Inc., Class A	(18)	(880)

		(1,906)

AUTO PARTS & EQUIPMENT (-0.03%)
Autoliv, Inc.	(6)	(612)
Dorman Products, Inc.	(12)	(691)

		(1,303)

BANKS (-0.33%)
Bank of Hawaii Corp.	(16)	(883)
Community Bank System, Inc.	(38)	(1,413)
CVB Financial Corp.	(70)	(1,012)
First Financial Bankshares, Inc.	(22)	(1,299)
HDFC Bank Ltd., ADR	(28)	(1,121)
Northern Trust Corp.	(18)	(1,085)
TCF Financial Corp.	(58)	(911)
Trustmark Corp.	(53)	(1,212)
UMB Financial Corp.	(17)	(998)
United Bankshares, Inc.	(47)	(1,375)
Valley National Bancorp	(130)	(1,303)
Westamerica Bancorporation	(31)	(1,575)

		(14,187)

BEVERAGES (-0.02%)
Keurig Green Mountain, Inc.	(11)	(1,030)

BIOTECHNOLOGY (-0.03%)
Seattle Genetics, Inc.	(30)	(1,154)

BUILDING MATERIALS (-0.05%)
Simpson Manufacturing Co., Inc.	(7)	(229)
Trex Co., Inc.	(13)	(1,021)
Vulcan Materials Co.	(15)	(968)

		(2,218)

CHEMICALS (-0.11%)
Air Products & Chemicals, Inc.	(10)	(1,175)
EI du Pont de Nemours & Co.	(9)	(606)

See Notes to Financial Statements.

16	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
CHEMICALS (-0.11%) (continued)
FMC Corp.	(6)	$(462)
Intrepid Potash, Inc.	(56)	(913)
NewMarket Corp.	(2)	(745)
Zep, Inc.	(45)	(778)

		(4,679)

COMMERCIAL SERVICES (-0.10%)
Iron Mountain, Inc.	(46)	(1,308)
Monro Muffler Brake, Inc.	(30)	(1,692)
Ritchie Bros. Auctioneers, Inc.	(53)	(1,325)

		(4,325)

COMPUTERS (-0.13%)
3D Systems Corp.	(26)	(1,231)
IHS, Inc., Class A	(11)	(1,327)
Infosys Ltd., ADR	(29)	(1,557)
Wipro Ltd., ADR	(134)	(1,603)

		(5,718)

DISTRIBUTION & WHOLESALE (-0.02%)
Fastenal Co.	(12)	(601)
WW Grainger, Inc.	(1)	(254)

		(855)

DIVERSIFIED FINANCIAL SERVICES (-0.07%)
Eaton Vance Corp.	(29)	(1,046)
Financial Engines, Inc.	(3)	(133)
Greenhill & Co., Inc.	(22)	(1,103)
WisdomTree Investments, Inc.	(47)	(531)

		(2,813)

ELECTRIC (-0.09%)
NextEra Energy, Inc.	(7)	(699)
Ormat Technologies, Inc.	(14)	(373)
Pepco Holdings, Inc.	(51)	(1,365)
TECO Energy, Inc.	(77)	(1,383)

		(3,820)

ELECTRONICS (-0.08%)
Itron, Inc.	(45)	(1,710)
National Instruments Corp.	(62)	(1,693)

		(3,403)

FOOD (-0.24%)
Annie’s, Inc.	(15)	(488)
Campbell Soup Co.	(28)	(1,274)
Flowers Foods, Inc.	(61)	(1,252)
The Hillshire Brands Co.	(39)	(1,390)
McCormick & Co., Inc.	(19)	(1,353)
Mondelez International, Inc., Class A	(38)	(1,355)
Snyder’s-Lance, Inc.	(37)	(983)
United Natural Foods, Inc.	(11)	(759)
Whole Foods Market, Inc.	(28)	(1,391)

		(10,245)

FOREST PRODUCTS & PAPER (-0.04%)
Resolute Forest Products, Inc.	(48)	(857)
Wausau Paper Corp.	(69)	(825)

		(1,682)

See Notes to Financial Statements.

Annual Report | April 30, 2014	17

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
GAS (-0.04%)
NiSource, Inc.	(41)	$(1,489)

HAND & MACHINE TOOLS (-0.02%)
Kennametal, Inc.	(9)	(421)
Regal-Beloit Corp.	(6)	(448)

		(869)

HEALTHCARE - PRODUCTS (-0.04%)
ResMed, Inc.	(33)	(1,645)

HEALTHCARE - SERVICES (-0.03%)
Health Net, Inc.	(38)	(1,305)

HOME BUILDERS (-0.02%)
MDC Holdings, Inc.	(23)	(635)

HOUSEHOLD PRODUCTS & WARES (-0.06%)
The Clorox Co.	(14)	(1,270)
The Scotts Miracle-Gro Co., Class A	(19)	(1,163)

		(2,433)

HOUSEWARES (-0.01%)
The Toro Co.	(6)	(381)

INTERNET (-0.23%)
58.com, Inc., ADR	(6)	(239)
Bankrate, Inc.	(20)	(350)
Cogent Communications Group, Inc.	(28)	(965)
E-Commerce China Dangdang, Inc., ADR, Class A	(43)	(464)
Equinix, Inc.	(8)	(1,502)
Internap Network Services Corp.	(90)	(605)
Netflix, Inc.	(3)	(966)
Rackspace Hosting, Inc.	(13)	(377)
Shutterfly, Inc.	(9)	(368)
Shutterstock, Inc.	(3)	(218)
Twitter, Inc.	(12)	(468)
Yandex NV, Class A	(19)	(504)
Yelp, Inc.	(7)	(408)
Zillow, Inc., Class A	(16)	(1,739)
Zynga, Inc., Class A	(120)	(486)

		(9,659)

MACHINERY - DIVERSIFIED (-0.06%)
Briggs & Stratton Corp.	(19)	(406)
Deere & Co.	(4)	(373)
The Manitowoc Co., Inc.	(13)	(413)
Nordson Corp.	(6)	(446)
Roper Industries, Inc.	(8)	(1,112)

		(2,750)

METAL FABRICATE & HARDWARE (-0.01%)
Sun Hydraulics Corp.	(9)	(368)

MINING (-0.02%)
Teck Resources Ltd., Class B	(40)	(911)

See Notes to Financial Statements.

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Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
MISCELLANEOUS MANUFACTURING (-0.13%)
AptarGroup, Inc.	(17)	$(1,146)
AZZ, Inc.	(29)	(1,259)
Proto Labs, Inc.	(28)	(1,695)
Raven Industries, Inc.	(21)	(649)
Trinity Industries, Inc.	(11)	(826)

		(5,575)

OIL & GAS (-0.40%)
Approach Resources, Inc.	(13)	(270)
Atwood Oceanics, Inc.	(21)	(1,041)
Bill Barrett Corp.	(38)	(900)
Cabot Oil & Gas Corp.	(25)	(982)
Carrizo Oil & Gas, Inc.	(26)	(1,431)
Chesapeake Energy Corp.	(42)	(1,207)
ConocoPhillips	(21)	(1,560)
Continental Resources, Inc.	(15)	(2,078)
Energy XXI Bermuda Ltd.	(44)	(1,053)
Goodrich Petroleum Corp.	(36)	(905)
HollyFrontier Corp.	(28)	(1,473)
Matador Resources Co.	(59)	(1,694)
Oasis Petroleum, Inc.	(18)	(837)
Ultra Petroleum Corp.	(51)	(1,520)

		(16,951)

OIL & GAS SERVICES (-0.05%)
RPC, Inc.	(36)	(800)
Weatherford International Ltd.	(71)	(1,491)

		(2,291)

REAL ESTATE INVESTMENT TRUSTS (-0.24%)
HCP, Inc.	(44)	(1,842)
Health Care REIT, Inc.	(28)	(1,766)
Omega Healthcare Investors, Inc.	(49)	(1,704)
Plum Creek Timber Co., Inc.	(38)	(1,657)
Realty Income Corp.	(39)	(1,695)
Rouse Properties, Inc.	(82)	(1,377)

		(10,041)

RETAIL (-0.31%)
AutoNation, Inc.	(13)	(689)
Bob Evans Farms, Inc.	(28)	(1,312)
Buffalo Wild Wings, Inc.	(10)	(1,461)
Cabela’s, Inc.	(21)	(1,378)
The Cheesecake Factory, Inc.	(29)	(1,302)
Guess?, Inc.	(45)	(1,211)
Krispy Kreme Doughnuts, Inc.	(70)	(1,228)
L Brands, Inc.	(27)	(1,463)
Lululemon Athletica, Inc.	(20)	(919)
Panera Bread Co., Class A	(7)	(1,071)
Sally Beauty Holdings, Inc.	(42)	(1,151)

		(13,185)

SAVINGS & LOANS (-0.02%)
Astoria Financial Corp.	(69)	(915)

SEMICONDUCTORS (-0.09%)
Cirrus Logic, Inc.	(24)	(535)

See Notes to Financial Statements.

Annual Report | April 30, 2014	19

Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
SEMICONDUCTORS (-0.09%) (continued)
Hittite Microwave Corp.	(30)	$(1,781)
International Rectifier Corp.	(58)	(1,510)

		(3,826)

SOFTWARE (-0.31%)
Acxiom Corp.	(13)	(367)
Aspen Technology, Inc.	(21)	(903)
athenahealth, Inc.	(6)	(742)
Blackbaud, Inc.	(62)	(1,888)
Concur Technologies, Inc.	(11)	(885)
Glu Mobile, Inc.	(117)	(468)
NetSuite, Inc.	(16)	(1,237)
Red Hat, Inc.	(24)	(1,168)
Rocket Fuel, Inc.	(5)	(160)
Salesforce.com, Inc.	(35)	(1,808)
Sungy Mobile Ltd., ADR	(5)	(82)
Synchronoss Technologies, Inc.	(35)	(1,065)
Tyler Technologies, Inc.	(13)	(1,061)
The Ultimate Software Group, Inc.	(8)	(957)
VMware, Inc., Class A	(4)	(370)

		(13,161)

TELECOMMUNICATIONS (-0.19%)
America Movil SAB de CV, ADR	(54)	(1,084)
Ciena Corp.	(40)	(791)
Finisar Corp.	(41)	(1,072)
Infinera Corp.	(114)	(1,022)
Level 3 Communications, Inc.	(20)	(861)
Sprint Corp.	(132)	(1,122)
Telefonica SA, ADR	(71)	(1,189)
ViaSat, Inc.	(15)	(963)

		(8,104)

TOYS, GAMES & HOBBIES (0.00%)(d)
LeapFrog Enterprises, Inc.	(21)	(144)

TRANSPORTATION (-0.06%)
Hub Group, Inc., Class A	(18)	(804)
JB Hunt Transport Services, Inc.	(15)	(1,141)
Kansas City Southern	(8)	(807)

		(2,752)

TOTAL COMMON STOCKS (Proceeds $151,008)		(158,728)

EXCHANGE TRADED FUNDS (-0.05%)
United States Oil Fund LP	(61)	(2,215)

TOTAL EXCHANGE TRADED FUNDS (-0.05%) (Proceeds $2,175)		(2,215)

TOTAL SECURITIES SOLD SHORT (Proceeds $153,183)		$(160,943)

See Notes to Financial Statements.

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Redmont Resolute Fund I	Schedule of Investments
April 30, 2014

(a)	Non-income producing security.
(b)	Security position either entirely or partially held in a segregated account as collateral for securities sold short. Aggregate total market value of $132,255.
(c)	Includes cash which is being held as collateral for securities sold short and total return swap contracts.
(d)	Less than (0.005)%.

Common Abbreviations:

ADR – American Depositary Receipt.

AG – Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AQR – AQR Capital Management LLC.

FPA – First Pacific Advisors LLC.

LP – Limited Partnership.

Ltd. – Limited.

NV – Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PIMCO – Pacific Investment Management Company.

PLC – Public Limited Company.

SA – Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV – A variable capital company.

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation
Morgan Stanley	Loeb King Multi Segregated Portfolio	$449,218	1-Month LIBOR BBA	09/02/2014	$411
Morgan Stanley	Melchior Segregated Portfolio	280,380	1-Month LIBOR BBA	03/20/2019	524
Morgan Stanley	Trilogy Segregated Portfolio	449,278	1-Month LIBOR BBA	09/02/2014	300

		$1,178,876			$1,235

*

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

See Notes to Financial Statements.

Annual Report | April 30, 2014	21

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
COMMON STOCKS (8.73%)
ADVERTISING (0.06%)
Millennial Media, Inc.(a)	8,561	$54,705
Omnicom Group, Inc.(b)	4,201	284,323

		339,028

AEROSPACE & DEFENSE (0.33%)
Cubic Corp.	4,350	206,320
Curtiss-Wright Corp.	1,131	72,316
Lockheed Martin Corp.(b)	2,777	455,817
Northrop Grumman Corp.(b)	1,775	215,680
Raytheon Co.(b)	2,758	263,334
The Boeing Co.	2,299	296,617
Triumph Group, Inc.(b)	4,107	266,175
United Technologies Corp.(b)	1,697	200,806

		1,977,065

AGRICULTURE (0.04%)
Lorillard, Inc.(b)	4,494	267,033

AUTO PARTS & EQUIPMENT (0.19%)
Lear Corp.(b)	4,969	412,725
Tenneco, Inc.(a)	6,063	362,992
TRW Automotive Holdings Corp.(a)	4,405	353,942

		1,129,659

BANKS (0.86%)
Bank of America Corp.(b)	23,570	356,850
BB&T Corp.(b)	10,452	390,173
Capital One Financial Corp.(b)	6,419	474,364
Citigroup, Inc.(b)	9,342	447,575
Comerica, Inc.	1,303	62,857
Fifth Third Bancorp(b)	20,285	418,074
Huntington Bancshares, Inc.(b)	32,111	294,137
JPMorgan Chase & Co.(b)	8,685	486,186
Morgan Stanley	2,683	82,985
Regions Financial Corp.(b)	36,138	366,439
State Street Corp.(b)	6,088	393,041
SunTrust Banks, Inc.(b)	4,950	189,387
The Goldman Sachs Group, Inc.(b)	2,004	320,279
The PNC Financial Services Group, Inc.(b)	3,742	314,478
US Bancorp(b)	2,988	121,851
Wells Fargo & Co.(b)	9,790	485,976

		5,204,652

BEVERAGES (0.05%)
Constellation Brands, Inc., Class A(a)(b)	3,483	278,083

BIOTECHNOLOGY (0.08%)
Amgen, Inc.	2,810	314,017

See Notes to Financial Statements.

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Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
BIOTECHNOLOGY (continued)
Celgene Corp.(a)	1,076	$158,183

		472,200

BUILDING MATERIALS (0.05%)
Masco Corp.	15,605	313,504

CHEMICALS (0.19%)
Albemarle Corp.	2,084	139,711
Chemtura Corp.(a)	10,312	229,957
HB Fuller Co.	1,627	75,379
Huntsman Corp.(b)	15,555	389,653
LyondellBasell Industries NV, Class A(b)	2,706	250,305
Minerals Technologies, Inc.	659	39,204

		1,124,209

COAL (0.05%)
Cloud Peak Energy, Inc.(a)	14,388	283,300

COMMERCIAL SERVICES (0.39%)
Alliance Data Systems Corp.(a)	325	78,617
Apollo Education Group, Inc.(a)	8,313	239,913
Equifax, Inc.(b)	3,571	252,862
FTI Consulting, Inc.(a)(b)	2,666	91,444
Global Payments, Inc.	1,612	107,730
Live Nation Entertainment, Inc.(a)	13,735	286,787
Manpowergroup, Inc.(b)	4,378	356,107
Moody’s Corp.(b)	2,954	231,889
Robert Half International, Inc.(b)	5,958	266,918
Total System Services, Inc.	4,756	151,098
Towers Watson & Co., Class A	1,580	177,308
Vantiv, Inc., Class A(a)	4,188	128,781

		2,369,454

COMPUTERS (0.37%)
Apple, Inc.	330	194,730
Brocade Communications Systems, Inc.(b)	49,458	460,454
EMC Corp.(b)	14,693	379,079
NetApp, Inc.(b)	9,916	353,109
Seagate Technology PLC	7,288	383,203
Western Digital Corp.(b)	5,317	468,587

		2,239,162

DISTRIBUTION & WHOLESALE (0.07%)
Arrow Electronics, Inc.(a)(b)	7,376	418,588

DIVERSIFIED FINANCIAL SERVICES (0.20%)
Discover Financial Services(b)	6,723	375,816
Raymond James Financial, Inc.(b)	3,650	181,405
SLM Corp.	9,422	242,617

See Notes to Financial Statements.

Annual Report | April 30, 2014	23

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
DIVERSIFIED FINANCIAL SERVICES (continued)
TD Ameritrade Holding Corp.(b)	6,115	$195,068
The Charles Schwab Corp.(b)	7,746	205,656

		1,200,562

ELECTRICAL COMPONENTS & EQUIPMENT (0.03%)
Hubbell, Inc., Class B(b)	1,797	211,543

ELECTRONICS (0.30%)
Agilent Technologies, Inc.	4,264	230,426
Avnet, Inc.(b)	8,216	354,356
Flextronics International Ltd.(a)(b)	43,734	393,169
Honeywell International, Inc.(b)	2,129	197,784
Jabil Circuit, Inc.	19,383	334,551
TE Connectivity Ltd.	2,336	137,777
Tyco International Ltd.(b)	3,860	157,874

		1,805,937

ENTERTAINMENT (0.03%)
Six Flags Entertainment Corp.	4,719	189,421

FOOD (0.11%)
Tyson Foods, Inc., Class A(b)	10,803	453,402
Unilever NV, NY Registered Shares(b)	5,177	221,679

		675,081

FOREST PRODUCTS & PAPER (0.06%)
International Paper Co.(b)	7,978	372,174

HEALTHCARE - PRODUCTS (0.19%)
Boston Scientific Corp.(a)	13,957	175,998
CareFusion Corp.(a)(b)	3,052	119,211
Covidien PLC(b)	3,440	245,100
Integra LifeSciences Holdings Corp.(a)	2,165	98,681
Masimo Corp.(a)	4,064	108,753
Medtronic, Inc.	4,143	243,691
Varian Medical Systems, Inc.(a)	1,955	155,520

		1,146,954

HEALTHCARE - SERVICES (0.30%)
DaVita HealthCare Partners, Inc.(a)(b)	3,862	267,637
ICON PLC(a)	5,417	210,017
Laboratory Corp. of America Holdings(a)	2,938	289,981
Quest Diagnostics, Inc.	4,666	260,969
Select Medical Holdings Corp.	18,328	255,859
UnitedHealth Group, Inc.(b)	2,665	199,982
Universal Health Services, Inc., Class B(b)	4,188	342,536

		1,826,981

See Notes to Financial Statements.

24	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
HOUSEWARES (0.05%)
Newell Rubbermaid, Inc.(b)	10,038	$302,244

INSURANCE (0.58%)
ACE Ltd.(b)	3,268	334,382
Alleghany Corp.(a)	665	271,307
Axis Capital Holdings Ltd.(b)	4,652	212,829
Berkshire Hathaway, Inc., Class B(a)(b)	2,800	360,780
Endurance Specialty Holdings Ltd.	4,588	233,162
MetLife, Inc.(b)	4,204	220,079
Reinsurance Group of America, Inc.(b)	2,089	160,247
The Allstate Corp.(b)	6,014	342,497
The Travelers Cos., Inc.(b)	3,812	345,291
Torchmark Corp.(b)	2,003	159,639
Validus Holdings Ltd.(b)	8,251	305,865
WR Berkley Corp.	6,800	300,832
XL Group PLC	8,487	266,068

		3,512,978

INTERNET (0.19%)
Baidu, Inc., ADR(a)	636	97,849
CDW Corp.	8,285	233,554
Conversant, Inc.(a)	4,158	101,622
eBay, Inc.(a)	2,628	136,209
Expedia, Inc.(b)	1,822	129,344
Google, Inc., Class C(a)	120	63,199
Groupon, Inc.(a)	3,307	23,116
NetEase, Inc., ADR(b)	2,200	149,798
Perfect World Co. Ltd., ADR	2,464	45,830
SINA Corp.(a)(b)	1,131	54,062
Yahoo!, Inc(a)	3,594	129,204

		1,163,787

INTERNET SOFTWARE & SERVICES (0.01%)
Google, Inc., Class A(a)	120	64,186

MEDIA (0.43%)
CBS Corp., Class B(b)	3,811	220,123
Comcast Corp., Class A(b)	7,351	380,488
Liberty Global PLC, Class A(a)	1,398	55,668
Liberty Global PLC, Class C(a)	12,579	483,411
Liberty Media Corp., Class A(a)(b)	1,757	227,901
News Corp., Class A(a)	15,878	270,244
Phoenix New Media Ltd., ADR(a)	9,741	90,104
The Walt Disney Co.(b)	2,881	228,579
Time Warner Cable, Inc.(b)	1,383	195,639
Time Warner, Inc.(b)	3,479	231,214
Viacom, Inc., Class B(b)	2,696	229,106

		2,612,477

See Notes to Financial Statements.

Annual Report | April 30, 2014	25

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
METAL FABRICATE & HARDWARE (0.05%)
Global Brass & Copper Holdings, Inc.	13,628	$216,140
The Timken Co.	940	59,295

		275,435

MINING (0.01%)
Yamana Gold, Inc.	11,661	87,224

MISCELLANEOUS MANUFACTURING (0.20%)
Actuant Corp., Class A	1,695	57,393
Carlisle Cos., Inc.(b)	3,139	258,183
Crane Co.	4,108	298,775
Danaher Corp.	2,894	212,362
Dover Corp.(b)	686	59,270
Parker Hannifin Corp.(b)	708	89,831
Textron, Inc.(b)	6,094	249,244

		1,225,058

OIL & GAS (1.02%)
Canadian Natural Resources Ltd.(b)	5,923	241,481
Diamondback Energy, Inc.(a)(b)	4,915	353,585
Energen Corp.(b)	4,800	373,968
EOG Resources, Inc.	3,705	363,090
EQT Corp.	5,253	572,524
Exxon Mobil Corp.(b)	9,039	925,684
Gulfport Energy Corp.(a)	3,206	236,186
Kosmos Energy Ltd.(a)	15,332	167,425
Marathon Petroleum Corp.	3,799	353,117
Occidental Petroleum Corp.(b)	5,747	550,275
Pacific Drilling SA(a)	13,669	135,460
Phillips 66	4,980	414,436
QEP Resources, Inc.	12,937	397,037
Rice Energy, Inc.(a)(b)	13,611	404,247
Rosetta Resources, Inc.(a)	1,016	48,097
Valero Energy Corp.	4,153	237,427
Western Refining, Inc.	8,609	374,492

		6,148,531

OIL & GAS SERVICES (0.09%)
Halliburton Co.(b)	2,937	185,237
Schlumberger Ltd.(b)	3,439	349,230

		534,467

PACKAGING & CONTAINERS (0.26%)
Berry Plastics Group, Inc.(a)(b)	17,530	394,250
Crown Holdings, Inc.(a)(b)	7,671	361,841
Graphic Packaging Holding Co.(a)(b)	55,119	565,521
Owens-Illinois, Inc.(a)	8,873	281,984

		1,603,596

PHARMACEUTICALS (0.73%)
AbbVie, Inc.(b)	9,203	479,292

See Notes to Financial Statements.

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Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description	Shares	Value (Note 2)
PHARMACEUTICALS (continued)
Bayer AG, ADR	1,330	$185,162
Cardinal Health, Inc.(b)	4,396	305,566
Endo International PLC(a)(b)	1,770	111,413
Express Scripts Holding Co.(a)(b)	4,466	297,346
Johnson & Johnson(b)	6,465	654,840
McKesson Corp.	1,753	296,590
Novartis AG, ADR	4,722	410,531
Omnicare, Inc.(b)	5,106	302,633
Pfizer, Inc.(b)	17,674	552,843
Sanofi, ADR(b)	5,948	320,002
Teva Pharmaceutical Industries Ltd., ADR	10,573	516,597

		4,432,815

REAL ESTATE INVESTMENT TRUSTS (0.14%)
American Capital Agency Corp.	8,055	182,929
American Homes 4 Rent, Class A	7,212	115,753
American Residential Properties, Inc.(a)	5,697	102,375
Annaly Capital Management, Inc.	11,727	135,447
Boston Properties, Inc.(b)	866	101,443
Equity Residential(b)	1,542	91,656
Post Properties, Inc.	2,584	129,743

		859,346

RETAIL (0.26%)
CVS Caremark Corp.(b)	5,031	365,854
Foot Locker, Inc.(b)	6,365	296,164
Macy’s, Inc.(b)	5,042	289,562
Rite Aid Corp.(a)	50,806	370,884
The Home Depot, Inc.	3,094	246,004

		1,568,468

SAVINGS & LOANS (0.02%)
First Niagara Financial Group, Inc.	11,718	104,525

SEMICONDUCTORS (0.29%)
Analog Devices, Inc.	1,341	68,780
Avago Technologies Ltd.	7,559	479,996
LSI Corp.	17,884	199,228
ON Semiconductor Corp.(a)(b)	34,555	325,163
QUALCOMM, Inc.(b)	2,786	219,286
Texas Instruments, Inc.(b)	6,885	312,923
TriQuint Semiconductor, Inc.(a)	10,239	145,189

		1,750,565

SHIPBUILDING (0.05%)
Huntington Ingalls Industries, Inc.(b)	2,962	305,086

SOFTWARE (0.18%)
Activision Blizzard, Inc.(b)	5,985	119,760
CA, Inc.	5,487	165,378

See Notes to Financial Statements.

Annual Report | April 30, 2014	27

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description		Shares	Value (Note 2)
SOFTWARE (continued)
Fidelity National Information Services, Inc.		2,796	$149,390
Microsoft Corp.(b)		10,728	433,411
Oracle Corp.		5,717	233,711

			1,101,650

TELECOMMUNICATIONS (0.18%)
Amdocs Ltd.(b)		4,757	221,343
Cisco Systems, Inc.(b)		9,122	210,809
Harris Corp.(b)		2,791	205,194
Motorola Solutions, Inc.		4,672	297,046
Vodafone Group PLC, ADR		1,482	56,257
Windstream Holdings, Inc.		11,653	105,693

			1,096,342

TRANSPORTATION (0.04%)
Norfolk Southern Corp.(b)		2,483	234,718

TOTAL COMMON STOCKS (Cost $46,017,145)			52,828,088

LIMITED PARTNERSHIPS (0.04%)

CHEMICALS (0.04%)
CVR Partners LP		10,448	222,960

TOTAL LIMITED PARTNERSHIPS (Cost $217,307)			222,960

OPEN-END MUTUAL FUNDS (70.07%)
AQR Multi Strategy Alternative Fund, Class I		3,170,320	30,625,294
AQR Risk Parity Fund, Class I		2,760,844	31,197,535
BlackRock Global Allocation Fund, Inc., Class I		4,177,257	90,270,534
Diamond Hill Long-Short Fund, Class Y		2,311,029	53,292,326
FPA Crescent Fund		2,709,418	90,955,175
MainStay Marketfield Fund, Class I		2,968,767	52,873,749
PIMCO Short-Term Fund, Institutional Class		7,554,872	74,642,133

			423,856,746

TOTAL OPEN-END MUTUAL FUNDS (Cost $395,371,378)			423,856,746

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (11.70%)
Dreyfus Treasury Cash Management Fund, Institutional Class	0.010%	70,788,529	70,788,529

TOTAL SHORT TERM INVESTMENTS (Cost $70,788,529)			70,788,529

See Notes to Financial Statements.

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Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

Description		Value (Note 2)
TOTAL INVESTMENTS (90.54%) (Cost $512,394,359)		$547,696,323

SEGREGATED CASH WITH BROKERS (13.75%)(c)		83,153,315

SECURITIES SOLD SHORT (-4.32%) (Proceeds $24,950,448)		(26,157,444)

OTHER ASSETS IN EXCESS OF LIABILITIES (0.03%)		257,131
NET ASSETS (100.00%)		$604,949,325

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value (Note 2)
COMMON STOCKS (-4.26%)
APPAREL (-0.05%)
Deckers Outdoor Corp.	(2,132)	$(168,321)
Under Armour, Inc., Class A	(2,957)	(144,568)

		(312,889)

AUTO PARTS & EQUIPMENT (-0.04%)
Autoliv, Inc.	(1,007)	(102,694)
Dorman Products, Inc.	(1,936)	(111,417)

		(214,111)

BANKS (-0.38%)
Bank of Hawaii Corp.	(2,620)	(144,545)
Community Bank System, Inc.	(6,216)	(231,173)
CVB Financial Corp.	(11,425)	(165,206)
First Financial Bankshares, Inc.	(3,628)	(214,233)
HDFC Bank Ltd., ADR	(4,527)	(181,306)
Northern Trust Corp.	(2,928)	(176,412)
TCF Financial Corp.	(9,422)	(147,925)
Trustmark Corp.	(8,670)	(198,283)
UMB Financial Corp.	(2,791)	(163,860)
United Bankshares, Inc.	(7,659)	(224,026)
Valley National Bancorp	(21,095)	(211,372)
Westamerica Bancorporation	(5,121)	(260,249)

		(2,318,590)

BEVERAGES (-0.03%)
Keurig Green Mountain, Inc.	(1,823)	(170,779)

BIOTECHNOLOGY (-0.03%)
Seattle Genetics, Inc.	(4,879)	(187,744)

BUILDING MATERIALS (-0.06%)
Simpson Manufacturing Co., Inc.	(1,042)	(34,167)
Trex Co., Inc.	(2,120)	(166,462)
Vulcan Materials Co.	(2,513)	(162,164)

		(362,793)

CHEMICALS (-0.12%)
Air Products & Chemicals, Inc.	(1,600)	(188,032)
EI du Pont de Nemours & Co.	(1,446)	(97,345)

See Notes to Financial Statements.

Annual Report | April 30, 2014	29

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
CHEMICALS (-0.12%) (continued)
FMC Corp.	(911)	$(70,147)
Intrepid Potash, Inc.	(9,043)	(147,401)
NewMarket Corp.	(332)	(123,610)
Zep, Inc.	(7,364)	(127,323)

		(753,858)

COMMERCIAL SERVICES (-0.12%)
Iron Mountain, Inc.	(7,470)	(212,447)
Monro Muffler Brake, Inc.	(4,856)	(273,878)
Ritchie Bros. Auctioneers, Inc.	(8,544)	(213,600)

		(699,925)

COMPUTERS (-0.15%)
3D Systems Corp.	(4,200)	(198,828)
IHS, Inc., Class A	(1,793)	(216,290)
Infosys Ltd., ADR	(4,772)	(256,304)
Wipro Ltd., ADR	(21,718)	(259,747)

		(931,169)

DISTRIBUTION & WHOLESALE (-0.02%)
Fastenal Co.	(1,955)	(97,907)
WW Grainger, Inc.	(128)	(32,563)

		(130,470)

DIVERSIFIED FINANCIAL SERVICES (-0.08%)
Eaton Vance Corp.	(4,677)	(168,699)
Financial Engines, Inc.	(531)	(23,497)
Greenhill & Co., Inc.	(3,556)	(178,333)
WisdomTree Investments, Inc.	(7,743)	(87,419)

		(457,948)

ELECTRIC (-0.10%)
NextEra Energy, Inc.	(1,185)	(118,322)
Ormat Technologies, Inc.	(2,295)	(61,231)
Pepco Holdings, Inc.	(8,292)	(221,894)
TECO Energy, Inc.	(12,523)	(224,913)

		(626,360)

ELECTRONICS (-0.09%)
Itron, Inc.	(7,275)	(276,450)
National Instruments Corp.	(10,138)	(276,869)

		(553,319)

FOOD (-0.28%)
Annie’s, Inc.	(2,398)	(77,959)
Campbell Soup Co.	(4,621)	(210,209)
Flowers Foods, Inc.	(9,935)	(203,866)
The Hillshire Brands Co.	(6,340)	(226,021)
McCormick & Co., Inc.	(3,016)	(214,739)
Mondelez International, Inc., Class A	(6,259)	(223,134)
Snyder’s-Lance, Inc.	(5,951)	(158,059)
United Natural Foods, Inc.	(1,862)	(128,534)
Whole Foods Market, Inc.	(4,519)	(224,594)

		(1,667,115)

FOREST PRODUCTS & PAPER (-0.05%)
Resolute Forest Products, Inc.	(7,754)	(138,331)
Wausau Paper Corp.	(11,252)	(134,574)

		(272,905)

See Notes to Financial Statements.

30	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
GAS (-0.04%)
NiSource, Inc.	(6,738)	$(244,724)

HAND & MACHINE TOOLS (-0.02%)
Kennametal, Inc.	(1,503)	(70,235)
Regal-Beloit Corp.	(952)	(71,143)

		(141,378)

HEALTHCARE - PRODUCTS (-0.04%)
ResMed, Inc.	(5,368)	(267,595)

HEALTHCARE - SERVICES (-0.04%)
Health Net, Inc.	(6,237)	(214,116)

HOME BUILDERS (-0.02%)
MDC Holdings, Inc.	(3,724)	(102,782)

HOUSEHOLD PRODUCTS & WARES (-0.06%)
The Clorox Co.	(2,265)	(205,435)
The Scotts Miracle-Gro Co., Class A	(3,027)	(185,283)

		(390,718)

HOUSEWARES (-0.01%)
The Toro Co.	(1,036)	(65,827)

INTERNET (-0.26%)
58.com, Inc., ADR	(975)	(38,786)
Bankrate, Inc.	(3,287)	(57,588)
Cogent Communications Group, Inc.	(4,567)	(157,424)
E-Commerce China Dangdang, Inc., ADR, Class A	(7,001)	(75,541)
Equinix, Inc.	(1,243)	(233,448)
Internap Network Services Corp.	(14,650)	(98,448)
Netflix, Inc.	(510)	(164,240)
Rackspace Hosting, Inc.	(2,103)	(61,029)
Shutterfly, Inc.	(1,401)	(57,343)
Shutterstock, Inc.	(457)	(33,137)
Twitter, Inc.	(1,922)	(74,900)
Yandex NV, Class A	(3,079)	(81,594)
Yelp, Inc.	(1,090)	(63,569)
Zillow, Inc., Class A	(2,585)	(280,990)
Zynga, Inc., Class A	(19,582)	(79,307)

		(1,557,344)

MACHINERY - DIVERSIFIED (-0.07%)
Briggs & Stratton Corp.	(3,021)	(64,559)
Deere & Co.	(694)	(64,778)
The Manitowoc Co., Inc.	(2,106)	(66,929)
Nordson Corp.	(921)	(68,476)
Roper Industries, Inc.	(1,276)	(177,300)

		(442,042)

METAL FABRICATE & HARDWARE (-0.01%)
Sun Hydraulics Corp.	(1,445)	(59,072)

MINING (-0.03%)
Teck Resources Ltd., Class B	(6,550)	(149,144)

See Notes to Financial Statements.

Annual Report | April 30, 2014	31

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
MISCELLANEOUS MANUFACTURING (-0.15%)
AptarGroup, Inc.	(2,791)	$(188,169)
AZZ, Inc.	(4,795)	(208,199)
Proto Labs, Inc.	(4,620)	(279,695)
Raven Industries, Inc.	(3,456)	(106,790)
Trinity Industries, Inc.	(1,747)	(131,130)

		(913,983)

OIL & GAS (-0.46%)
Approach Resources, Inc.	(2,098)	(43,533)
Atwood Oceanics, Inc.	(3,488)	(172,865)
Bill Barrett Corp.	(6,223)	(147,361)
Cabot Oil & Gas Corp.	(4,138)	(162,541)
Carrizo Oil & Gas, Inc.	(4,297)	(236,421)
Chesapeake Energy Corp.	(6,901)	(198,404)
ConocoPhillips	(3,406)	(253,100)
Continental Resources, Inc.	(2,408)	(333,556)
Energy XXI Bermuda Ltd.	(7,156)	(171,243)
Goodrich Petroleum Corp.	(5,788)	(145,568)
HollyFrontier Corp.	(4,576)	(240,652)
Matador Resources Co.	(9,563)	(274,649)
Oasis Petroleum, Inc.	(2,885)	(134,181)
Ultra Petroleum Corp.	(8,347)	(248,741)

		(2,762,815)

OIL & GAS SERVICES (-0.06%)
RPC, Inc.	(5,833)	(129,668)
Weatherford International Ltd.	(11,587)	(243,327)

		(372,995)

REAL ESTATE INVESTMENT TRUSTS (-0.27%)
HCP, Inc.	(7,133)	(298,587)
Health Care REIT, Inc.	(4,543)	(286,618)
Omega Healthcare Investors, Inc.	(7,959)	(276,814)
Plum Creek Timber Co., Inc.	(6,211)	(270,800)
Realty Income Corp.	(6,346)	(275,734)
Rouse Properties, Inc.	(13,283)	(223,021)

		(1,631,574)

RETAIL (-0.36%)
AutoNation, Inc.	(2,115)	(112,074)
Bob Evans Farms, Inc.	(4,507)	(211,243)
Buffalo Wild Wings, Inc.	(1,666)	(243,436)
Cabela’s, Inc.	(3,465)	(227,339)
The Cheesecake Factory, Inc.	(4,635)	(208,065)
Guess?, Inc.	(7,267)	(195,555)
Krispy Kreme Doughnuts, Inc.	(11,342)	(198,939)
L Brands, Inc.	(4,374)	(237,071)
Lululemon Athletica, Inc.	(3,236)	(148,629)
Panera Bread Co., Class A	(1,172)	(179,281)
Sally Beauty Holdings, Inc.	(6,871)	(188,334)

		(2,149,966)

SAVINGS & LOANS (-0.02%)
Astoria Financial Corp.	(11,150)	(147,849)

SEMICONDUCTORS (-0.10%)
Cirrus Logic, Inc.	(3,961)	(88,330)

See Notes to Financial Statements.

32	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

	Shares	Value (Note 2)
SEMICONDUCTORS (-0.10%) (continued)
Hittite Microwave Corp.	(4,811)	$(285,581)
International Rectifier Corp.	(9,435)	(245,688)

		(619,599)

SOFTWARE (-0.35%)
Acxiom Corp.	(2,163)	(61,083)
Aspen Technology, Inc.	(3,363)	(144,575)
athenahealth, Inc.	(897)	(110,905)
Blackbaud, Inc.	(10,116)	(308,032)
Concur Technologies, Inc.	(1,868)	(150,318)
Glu Mobile, Inc.	(18,968)	(75,872)
NetSuite, Inc.	(2,536)	(196,058)
Red Hat, Inc.	(3,889)	(189,200)
Rocket Fuel, Inc.	(813)	(26,073)
Salesforce.com, Inc.	(5,613)	(289,911)
Sungy Mobile Ltd., ADR	(789)	(12,908)
Synchronoss Technologies, Inc.	(5,677)	(172,808)
Tyler Technologies, Inc.	(2,110)	(172,282)
The Ultimate Software Group, Inc.	(1,289)	(154,203)
VMware, Inc., Class A	(613)	(56,709)

		(2,120,937)

TELECOMMUNICATIONS (-0.22%)
America Movil SAB de CV, ADR	(8,824)	(177,186)
Ciena Corp.	(6,494)	(128,386)
Finisar Corp.	(6,685)	(174,813)
Infinera Corp.	(18,620)	(166,835)
Level 3 Communications, Inc.	(3,206)	(137,954)
Sprint Corp.	(21,453)	(182,351)
Telefonica SA, ADR	(11,477)	(192,240)
ViaSat, Inc.	(2,430)	(156,030)

		(1,315,795)

TOYS, GAMES & HOBBIES (0.00%)(d)
LeapFrog Enterprises, Inc.	(3,405)	(23,324)

TRANSPORTATION (-0.07%)
Hub Group, Inc., Class A	(2,931)	(130,869)
JB Hunt Transport Services, Inc.	(2,365)	(179,977)
Kansas City Southern	(1,290)	(130,135)

		(440,981)

TOTAL COMMON STOCKS (Proceeds $24,594,147)		(25,794,535)

EXCHANGE TRADED FUNDS (-0.06%)
United States Oil Fund LP	(9,992)	(362,909)

TOTAL EXCHANGE TRADED FUNDS (-0.06%) (Proceeds $356,301)		(362,909)

TOTAL SECURITIES SOLD SHORT (Proceeds $24,950,448)		$(26,157,444)

See Notes to Financial Statements.

Annual Report | April 30, 2014	33

Redmont Resolute Fund II	Schedule of Investments
April 30, 2014

SCHEDULE OF WRITTEN OPTIONS

	Number of Contracts	Exercise Price	Maturity Date	Value (Note 2)
WRITTEN OPTIONS
Call Options
Exxon Mobil Corp.	(39)	$97.50	07/19/2014	$(20,962)
Exxon Mobil Corp.	(45)	90.00	07/19/2014	(57,825)
Occidental Petroleum Corp.	(37)	90.00	05/17/2014	(22,293)

TOTAL WRITTEN OPTIONS (Proceeds $55,327)				$(101,080)

(a)	Non-income producing security.
(b)	Security position either entirely or partially held in a segregated account as collateral for securities sold short and written options. Aggregate total market value of $22,560,289.
(c)	Includes cash which is being held as collateral for securities sold short, written options and total return swap contracts.
(d)	Less than (0.005)%.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AQR - AQR Capital Management LLC.

FPA - First Pacific Advisors LLC.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PIMCO - Pacific Investment Management Company.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation
Morgan Stanley	Loeb King Multi Segregated Portfolio	$74,420,514	1-Month LIBOR BBA	09/02/2014	$68,038
Morgan Stanley	Melchior Segregated Portfolio	48,909,120	1-Month LIBOR BBA	03/20/2019	91,475
Morgan Stanley	Trilogy Segregated Portfolio	74,430,429	1-Month LIBOR BBA	09/02/2014	49,693

		$197,760,063			$209,206

*

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

See Notes to Financial Statements.

34	www.redmontfunds.com

Redmont Funds	Statements of Assets and Liabilities
April 30, 2014

	REDMONT RESOLUTE FUND I	REDMONT RESOLUTE FUND II
ASSETS
Investments, at value	$3,919,810	$547,696,323
Unrealized appreciation on total return swap contracts	1,235	209,206
Deposits with brokers for securities sold short and written options	135,450	21,843,315
Deposits with brokers for total return swap contracts	358,000	61,310,000
Receivable for investments sold	6,386	1,044,807
Receivable due from adviser	7,821	–
Receivable for dividends	512	84,697
Receivable for interest on total return swap contracts	309	52,656
Other assets	12,352	5,943
Total assets	4,441,875	632,246,947
LIABILITIES
Securities sold short (Proceeds $153,183 and $24,950,448, respectively)	160,943	26,157,444
Written options, at value (Premiums received $– and $55,327, respectively)	–	101,080
Investment advisory fees payable	–	220,866
Distributions and service fees payable	39	N/A
Payable for dividend expense on securities sold short	89	14,433
Payable for investments purchased	4,053	628,897
Trustee fees and expenses payable	33	5,790
Chief compliance officer fee payable	32	3,908
Principal financial officer fees payable	–	821
Administration fees payable	1,784	27,525
Transfer agent fees payable	5,785	4,039
Professional fees payable	12,517	28,569
Custody fees payable	2,917	11,163
Accrued expenses and other liabilities	344	93,087
Total liabilities	188,536	27,297,622
NET ASSETS	$4,253,339	$604,949,325

NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$4,062,442	$574,043,861
Accumulated net investment loss	(24,033)	(965,202)
Accumulated net realized loss on investments, securities sold short, written options, and total return swap contracts	(3,805)	(2,387,755)
Net unrealized appreciation on investments, securities sold short, written options, and total return swap contracts	218,735	34,258,421
NET ASSETS	$4,253,339	$604,949,325

INVESTMENTS, AT COST	$3,694,550	$512,394,359
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.61	N/A
Net Assets	$103,867	N/A
shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,794	N/A
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.23	N/A
Class I:
Net Asset Value, offering and redemption price per share	$10.70	$11.18
Net Assets	$4,149,472	$604,949,325
shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	387,727	54,134,098

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

Annual Report | April 30, 2014	35

Redmont Funds	Statements of Operations
For the Year Ended April 30, 2014

	REDMONT RESOLUTE FUND I	REDMONT RESOLUTE FUND II
INVESTMENT INCOME
Dividends	$51,851	$8,913,302
Foreign taxes withheld	(52)	(7,741)
Total investment income	51,799	8,905,561

EXPENSES
Investment advisory fees (Note 7)	56,621	9,046,973
Broker fees and charges on securities sold short	832	135,921
Administration fees	13,807	292,233
Transfer agency fees	43,625	36,410
Distribution and service fees
Class A	132	N/A
Professional fees	15,249	59,964
Custody fees	15,548	65,759
Reports to shareholders and printing fees	1,870	27,342
Trustee fees and expenses	147	23,318
Registration/filing fees	30,734	89,663
Chief compliance officer fees	291	45,818
Principal financial officer fees	51	9,930
Dividend expense on securities sold short	2,005	321,105
Other	2,330	15,122
Total expenses before waivers	183,242	10,169,558
Less fees waived/reimbursed by investment adviser (Note 7)
Class A	(1,102)	N/A
Class I	(116,869)	(8,433,858)
Total net expenses	65,271	1,735,700
NET INVESTMENT INCOME/(LOSS)	(13,472)	7,169,861
Net realized gain/(loss) on investments	30,136	(1,199,038)
Net realized loss on securities sold short	(16,665)	(2,683,353)
Net realized gain on written options	–	22,045
Net realized loss on total return swap contracts	(11,978)	(2,031,264)
Net realized gain distributions from other investment companies	31,794	5,662,182
Net change in unrealized appreciation on investments	50,567	11,904,986
Net change in unrealized depreciation on securities sold short	(7,760)	(1,206,996)
Net change in unrealized depreciation on written options	–	(45,753)
Net change in unrealized appreciation on total return swap contracts	1,235	209,206
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	77,329	10,632,015
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,857	$17,801,876

See Notes to Financial Statements.

36	www.redmontfunds.com

Redmont Funds	Statements of Changes in Net Assets

	REDMONT RESOLUTE FUND I
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

OPERATIONS
Net investment loss	$(13,472)	$(4,460)
Net realized gain/(loss) on investments, securities sold short and total return swap contracts	1,493	(10,443)
Net realized gain distributions from other investment companies	31,794	11,634
Net change in unrealized appreciation on investments, securities sold short and total return swap contracts	44,042	163,454
Net increase in net assets resulting from operations	63,857	160,185
DISTRIBUTIONS (NOTE 4)
Net investment income
Class A	–	(275)
Class I	–	(7,274)
Net realized gains on investments
Class A	(291)	(5)
Class I	(35,858)	(98)
Net decrease in net assets from distributions	(36,149)	(7,652)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	81,978	142,500
Class I	1,070,517	2,373,333
Dividends reinvested
Class A	291	280
Class I	35,858	7,372
Shares redeemed, net of redemption fees
Class A	–	(127,534)
Class I	(179,407)	(284,445)
Net increase in net assets derived from beneficial interest transactions	1,009,237	2,111,506
Net increase in Net Assets	1,036,945	2,264,039

NET ASSETS:
Beginning of period	3,216,394	952,355
End of period*	$4,253,339	$3,216,394

* Includes accumulated net investment loss of:	$(24,033)	$(12,111)

See Notes to Financial Statements.

Annual Report | April 30, 2014	37

Redmont Funds	Statements of Changes in Net Assets

	REDMONT RESOLUTE FUND II
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$7,169,861	$2,831,911
Net realized loss on investments, securities sold short, written options and total return swap contracts	(5,891,610)	(986,160)
Net realized gain distributions from other investment companies	5,662,182	1,545,786
Net change in unrealized appreciation on investments, securities sold short, written options and total return swap contracts	10,861,443	21,817,523
Net increase in net assets resulting from operations	17,801,876	25,209,060
DISTRIBUTIONS (NOTE 4)
Net investment income
Class I	(6,549,225)	(2,358,905)
Net realized gains on investments
Class I	(4,724,816)	–
Net decrease in net assets from distributions	(11,274,041)	(2,358,905)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	278,165,907	347,412,602
Dividends reinvested
Class I	11,258,768	2,358,905
Shares redeemed, net of redemption fees
Class I	(137,322,440)	(4,800,000)
Net increase in net assets derived from beneficial interest transactions	152,102,235	344,971,507
Net increase in Net Assets	158,630,070	367,821,662

NET ASSETS:
Beginning of period	446,319,255	78,497,593
End of period*	$604,949,325	$446,319,255

* Includes accumulated net investment income/(loss) of:	$(965,202)	$466,558

See Notes to Financial Statements.

38	www.redmontfunds.com

Redmont Resolute Fund I	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.63	$10.17	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.10)	(0.04)	(0.07)
Net realized and unrealized gain on investments	0.17	0.52	0.24

Total from Investment Operations	0.07	0.48	0.17

LESS DISTRIBUTIONS
Net investment income	–	(0.03)	–
Net realized gain on investments	(0.09)	(0.00)(c )	–

Total Distributions	(0.09)	(0.03)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	–	0.01	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.02)	0.46	0.17

NET ASSET VALUE, END OF PERIOD	$10 .61	$10 .63	$10 .17

TOTAL RETURN(d)	0.70%	4.81%	1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$104	$21	$1
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	5.38% (f)	6.47%	689.76%	(g)
Operating expenses including reimbursement/waiver(e)	2.08% (f)	2.30%	2.30%	(g)
Net investment loss including reimbursement/waiver(e)	(0.99)%	(0.38)%	(2.21)%	(g)
PORTFOLIO TURNOVER RATE	91%	25%	13%	(h)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Dividend and interest expense on securities sold short totaled 0.08% of average net assets for the year ended April 30, 2014.
(g)	Annualized.
(h)	Not Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2014	39

Redmont Resolute Fund I	Financial Highlights
For a share outstanding throughout the periods presented

		CLASS I
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.65	$10.18	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.04)	(0.02)	(0.06)
Net realized and unrealized gain on investments	0.18	0.52	0.24

Total from Investment Operations	0.14	0.50	0.18

LESS DISTRIBUTIONS
Net investment income	–	(0.03)	–
Net realized gain on investments	(0.09)	(0.00)(c )	–

Total Distributions	(0.09)	(0.03)	–

NET INCREASE IN NET ASSET VALUE	0.05	0.47	0.18

NET ASSET VALUE, END OF PERIOD	$10 .70	$10 .65	$10 .18

TOTAL RETURN(d)	1.36%	4.96%	1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$4,149	$3,195	$951
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	4.85% (f)	5.87%	19.86%	(g)
Operating expenses including reimbursement/waiver(e)	1.73% (f)	1.90%	1.90%	(g)
Net investment loss including reimbursement/waiver(e)	(0.35)%	(0.23)%	(1.78)%	(g)
PORTFOLIO TURNOVER RATE	91%	25%	13%	(h)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Dividend and interest expense on securities sold short totaled 0.08% of average net assets for the year ended April 30, 2014.
(g)	Annualized.
(h)	Not Annualized.

See Notes to Financial Statements.

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Redmont Resolute Fund II	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS I
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$11.05	$10.34	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment income/(loss)(b)	0.13	0.11	(0.03)
Net realized and unrealized gain on investments	0.19	0.68	0.37

Total from Investment Operations	0.32	0.79	0.34

LESS DISTRIBUTIONS
Net investment income	(0.11)	(0.08)	–
Net realized gain on investments	(0.08)	–	–

Total Distributions	(0.19)	(0.08)	–

NET INCREASE IN NET ASSET VALUE	0.13	0.71	0.34

NET ASSET VALUE, END OF PERIOD	$11 .18	$11 .05	$10 .34

TOTAL RETURN(c)	2.85%	7.65%	3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$604,949	$446,319	$78,498
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	1.69% (e)	1.32%	1.63%	(f)
Operating expenses including reimbursement/waiver(d)	0.29% (e)	0.22%	1.13%	(f)
Net investment income/(loss) including reimbursement/waiver(d)	1.19%	1.08%	(0.97)%	(f)
PORTFOLIO TURNOVER RATE	114%	51%	18%	(g)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Dividend and interest expense on securities sold short totaled 0.08% of average net assets for the year ended April 30, 2014.
(f)	Annualized.
(g)	Not Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2014	41

Redmont Funds	Notes to Financial Statements
April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust has 30 registered funds. This annual report describes the Redmont Resolute Fund I and Redmont Resolute Fund II (each a “Fund” and collectively, the “Funds”). The Funds seek to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Funds pursue their objectives primarily by allocating their assets among (i) investment sub-advisers (the “Sub-Advisers”) who manage alternative or hedging investment strategies, (ii) other open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that use alternative or hedging strategies, and (iii) derivatives, principally total return swaps on reference pools of securities which may be managed by unaffiliated parties, for the purposes of seeking economic exposure to alternative or hedging strategies. The Redmont Resolute Fund I offers Class A and Class I shares and the Redmont Resolute Fund II offers Class I shares. All classes of shares of a particular Fund have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Each Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input

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Redmont Funds	Notes to Financial Statements
April 30, 2014

that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2014:

Redmont Resolute Fund I

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$324,658	$–	$–	$324,658
Limited Partnerships	1,366	–	–	1,366
Open-End Mutual Funds	3,054,145	–	–	3,054,145
Short Term Investments	539,641	–	–	539,641
Total	$3,919,810	$–	$–	$3,919,810

Other Financial Instruments
Assets:
Total Return Swap Contracts	$–	$1,235	$–	$1,235
Liabilities:
Securities Sold Short	$(158,728)	$–	$–	$(158,728)
Exchange Traded Funds Sold Short	(2,215)	–	–	(2,215)
Total	$(160,943)	$1,235	$–	$(159,708)

Redmont Resolute Fund II

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$52,828,088	$–	$–	$52,828,088
Limited Partnerships	222,960	–	–	222,960
Open-End Mutual Funds	423,856,746	–	–	423,856,746
Short Term Investments	70,788,529	–	–	70,788,529
Total	$547,696,323	$–	$–	$547,696,323

Other Financial Instruments
Assets:
Total Return Swap Contracts	$–	$209,206	$–	$209,206
Liabilities:
Securities Sold Short	$(25,794,535)	$–	$–	$(25,794,535)
Exchange Traded Funds Sold Short	(362,909)	–	–	(362,909)
Written Options	(101,080)	–	–	(101,080)
Total	$(26,258,524)	$209,206	$–	$(26,049,318)

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Annual Report | April 30, 2014	43

Redmont Funds	Notes to Financial Statements
April 30, 2014

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for each Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Funds primarily enter into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements

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Redmont Funds	Notes to Financial Statements
April 30, 2014

involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

Each Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at April 30, 2014 are disclosed in the Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

The number of swap contracts held at April 30, 2014 is representative of the swap contract activity for the fiscal year ended April 30, 2014.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Written option activity for the year ended April 30, 2014 was as follows:

Redmont Resolute Fund II

	Written Call Options
	Contracts	Premiums
Outstanding, April 30, 2013	–	$–
Written	(254)	136,192
Exercised	85	(37,321)
Expired	9	(2,809)
Closed	54	(40,735)
Split	(15)	–
Outstanding, April 30, 2014	(121)	$55,327

Risk Exposure: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of April 30, 2014:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
Redmont Resolute Fund I
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	1,235	Unrealized depreciation on total return swap contracts	$–
Total		$1,235		$–

Annual Report | April 30, 2014	45

Redmont Funds	Notes to Financial Statements
April 30, 2014

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value		Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts		$209,206	Unrealized depreciation on total return swap contracts	$–
Equity Contracts (Written Options)	N/A	$	N/A	Written options, at value	101,080
Total			$209,206		$101,080

The effect of derivatives instruments on the Statements of Operations for the year ended April 30, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Redmont Resolute Fund I
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	$(11,978)	$1,235
Total		$(11,978)	$1,235

Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	$(2,031,264)	$209,206
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized depreciation on written options	22,045	(45,753)
Total		$(2,009,219)	$163,453

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2014:

Redmont Resolute Fund I

Offsetting of Derivatives Assets

April 30, 2014

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset	Cash Collateral Received	Net Receivable Amount
Total Return Swap Contracts	$1,235	$–	$1,235	$–	$–	$1,235
Total	$1,235	$–	$1,235	$–	$–	$1,235

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Redmont Funds	Notes to Financial Statements
April 30, 2014

Redmont Resolute Fund II

Offsetting of Derivatives Assets

April 30, 2014

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset	Cash Collateral Received	Net Receivable Amount
Total Return Swap Contracts	$209,206	$–	$209,206	$–	$–	$209,206
Total	$209,206	$–	$209,206	$–	$–	$209,206

4. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of distributions to shareholders and investment in passive foreign investment companies and swaps. The reclassifications were as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Redmont Resolute Fund I	$1,550	$(1,549)	$(1)
Redmont Resolute Fund II	(2,052,396)	2,149,662	(97,266)

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Redmont Resolute Fund I	$238,409	$(16,473)	$(6,525)	$215,411	$3,697,874
Redmont Resolute Fund II	35,914,662	(1,317,905)	(1,043,542)	33,553,215	513,099,565

Components of Earnings: As of April 30, 2014, components of distributable earnings were as follows:

	Accumulated Capital Gain/(Loss) Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences
Redmont Resolute Fund I	$6,388	$–	$215,411	$(30,902)
Redmont Resolute Fund II	(1,692,981)	–	33,553,215	(954,770)

As of April 30, 2014, the Redmont Resolute Fund I and the Redmont Resolute Fund II elected to defer to the period ending April 30, 2015, capital losses recognized during the period November 1, 2013 to April 30, 2014 in the amounts of $6,934 and $1,692,981, respectively.

As of April 30, 2014, the Redmont Resolute Fund I and the Redmont Resolute Fund II elected to defer to the year ending April 30, 2015, late year ordinary losses in the amount of $23,968 and $954,770, respectively.

Capital Losses: As of April 30, 2014, the Funds have no accumulated capital loss carryforwards.

Annual Report | April 30, 2014	47

Redmont Funds	Notes to Financial Statements
April 30, 2014

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gains
Redmont Resolute Fund I	$24,591	$11,558
Redmont Resolute Fund II	8,831,574	2,442,467

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2013, were as follows:

	Ordinary Income		Long-Term Capital Gains
Redmont Resolute Fund I	$	7,652	N/A
Redmont Resolute Fund II		2,358,905	N/A

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities during the year ended April 30, 2014 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Redmont Resolute Fund I	$3,167,589	$3,082,749
Redmont Resolute Fund II	626,943,266	600,036,852

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

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Redmont Funds	Notes to Financial Statements
April 30, 2014

Transactions in common shares were as follows:

Redmont Resolute Fund I

Class A:	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Common Shares Outstanding - Beginning of Period	2,016	101
Common Shares Sold	7,751	14,144
Common Shares Issued as Reinvestment of Dividends	27	27
Common Shares Redeemed	–	(12,256)
Common Shares Outstanding - End of Period	9,794	2,016

Class I:	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Common Shares Outstanding - Beginning of Period	299,893	93,449
Common Shares Sold	101,486	233,443
Common Shares Issued as Reinvestment of Dividends	3,354	724
Common Shares Redeemed	(17,006)	(27,723)
Common Shares Outstanding - End of Period	387,727	299,893

Redmont Resolute Fund II
Class I:	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Common Shares Outstanding - Beginning of Period	40,383,121	7,591,661
Common Shares Sold	25,080,731	33,012,452
Common Shares Issued as Reinvestment of Dividends	1,013,390	225,485
Common Shares Redeemed	(12,343,144)	(446,477)
Common Shares Outstanding - End of Period	54,134,098	40,383,121

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. For the year ended April 30, 2014 and the year ended April 30, 2013, the Funds retained fees as follows:

Fund	For the year ended April 30, 2014	For the year ended April 30, 2013
Redmont Resolute Fund I	$-	$51
Redmont Resolute Fund II	-	-

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

Highland Associates, Inc. (“Highland” or the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for each Fund. Prior to December 5, 2012, the Adviser was entitled to an investment advisory fee, computed daily and payable monthly of 0.50% of the average daily net assets for each Fund.

As of April 1, 2013 the Adviser adopted an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Robeco Investment Management, Inc. (the “Sub-Adviser”) in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. The Adviser determines the allocation of each Fund’s assets among the Sub-Adviser and Underlying Funds. The Funds are not required to invest with any minimum number of sub-advisers or Underlying Funds, and do not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, investment strategy or market sector. Highland may change the allocation of each of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. The Sub-Adviser

Annual Report | April 30, 2014	49

Redmont Funds	Notes to Financial Statements
April 30, 2014

is responsible for the day-to-day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Funds, to oversee the Sub-Adviser, and to recommend their hiring, termination and replacement.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual sub-advisory management fee which is based on each Fund’s average quarterly market value of the assets managed by the Sub-Adviser. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from each Fund. The following table reflects the Funds’ contractual sub-advisory fee rates.

Sub-Adviser	Average Daily Market Value of the Fund	Contractual Sub-Advisory Fee
	First $50 Million	1.25%
Robeco Investment Management, Inc.	Over $50 Million	1.00%

Effective September 1, 2013, the Adviser has agreed, with respect to Redmont Resolute Fund I’s Class A and Class I shares, to contractually to waive the portion of its 1.50% Management Fee in excess of the sum of 0.50% plus any sub-advisory fees paid by the Adviser to the Sub-Advisor, and/or reimburse the Fund (or class, as applicable) by the amount of such excess. In addition, after giving effect to the foregoing fee waiver and/or expense reimbursement, the Adviser has contractually agreed to limit the amount of the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, swap fees and expenses, acquired fund fees and expenses, Sub-Advisory Fees, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.40% of the average daily net assets. The agreement is in effect through August 31, 2017. Pursuant to this agreement, the Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Prior to September 1, 2013, the Adviser had contractually agreed to limit the amount of the Redmont Resolute Fund I’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, acquired fund fees and expenses, Sub-Advisory Fees, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.90% of the average daily net assets.

For the year ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Redmont Resolute Fund I – Class A	$ 1,102	$ -
Redmont Resolute Fund I – Class I	$ 116,869	$ -

As of April 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Expires 2016	Expires 2015	Total
Redmont Resolute Fund I – Class A	$801	$2,377	$2,270	$5,448
Redmont Resolute Fund I – Class I	83,109	61,265	30,963	175,337

The Adviser has agreed, with respect to the Redmont Resolute Fund II Class I shares, to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to Sub-Advisor. This agreement is in effect through August 31, 2017. Prior to December 5, 2012, the Adviser had agreed contractually to waive the total amount of Redmont Resolute Fund II’s 0.50% management fees.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Prior to the April 1, 2013 initiation of the Sub-Advisory Agreement, ALPS was paid fees, accrued on a daily basis and billed on a monthly basis in total and allocated to each Fund, based on the greater of (a) an annual total fee for both Funds of $200,000 from the first to the last, or projected last, day of the then current year of service under the Agreement; or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

50	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
April 30, 2014

The minimum annual total fee of $200,000 was increased to $234,000 with the initiation of the Sub-Advisory Agreement on April 1, 2013.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Redmont Resolute Fund I has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for Class A shares. The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A shares, if any, and Plan fees may cost an investor more than other types of sales charges.

The Redmont Resolute Fund I has adopted a shareholder services plan (“Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statement of Operations.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | April 30, 2014	51

Redmont Funds	Report of Independent Registered Public Accounting Firm
April 30, 2014

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Redmont Resolute Fund I and Redmont Resolute Fund II (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 30, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redmont Resolute Fund I and Redmont Resolute Fund II of Financial Investors Trust as of April 30, 2014, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 30, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

52	www.redmontfunds.com

Redmont Funds	Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2014 (Unaudited)

REDMONT RESOLUTE FUND I AND REDMONT RESOLUTE FUND II

On December 10, 2013, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Highland Associates, Inc. (“Highland”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Highland, the Trustees, including the Independent Trustees, considered the following factors with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II (the “Redmont Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Redmont Funds, to Highland of 1.50% of each of the Redmont Funds’ daily average net assets, in light of the extent and quality of the advisory services to be provided by Highland to the Redmont Funds.

The Trustees considered the information they received comparing the Redmont Funds contractual annual advisory fee and overall net expenses with those of funds in both the relevant expense peer group provided by an independent provider of investment company data.

Based on such information, the Trustees determined that the contractual annual advisory fee of 1.50% of the daily average net assets of each of the Redmont Funds and the total net expense ratio of 1.90% for Class I Shares of Redmont Fund I and 2.30% for Class A Shares of Redmont Fund I, although generally higher than each respective peer group median, were reasonable in light of the generally favorable recent performance of each share class of Redmont Fund I compared with their respective peer groups. The Trustees also determined that the annual advisory fee of 1.50%, which was currently waived by Highland in its entirety, and total net expense ratio of 0.22%, for Redmont Fund II, was significantly lower than the Fund’s peer group median.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Redmont Funds under the Advisory Agreement. The Trustees reviewed certain background materials supplied by Highland in its presentation, including its Form ADV, financial statements and Compliance Policies and Procedures.

The Trustees reviewed and considered Highland’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Highland. The Trustees also reviewed the research and decision-making processes utilized by Highland, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Redmont Funds.

The Trustees considered the background and experience of Highland’s management in connection with the Redmont Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Redmont Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying Compliance-related materials and further noted that they have received reports on these services and Compliance issues at each regular Board meeting throughout the year related to the services rendered by Highland and the Redmont Fund’s sub-advisers with respect to the Redmont Funds.

Performance: The Trustees reviewed performance information for each Redmont Fund for the three-month and 1-year periods ended September 30, 2013. That review included a comparison of each Redmont Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the each Redmont Fund compared against funds identified by an independent provider of investment company data.

The Adviser’s Profitability: The Trustees received a profitability analysis prepared by Highland based on the fees payable under the Investment Advisory Agreement. Although not currently profitable to Highland, the Trustees noted Highland’s stated ongoing commitment to the Redmont Funds. The Board then reviewed Highland’s financial statements in order to analyze the financial condition and stability and profitability of Highland.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Redmont Funds will be passed along to the shareholders under the proposed agreement, and noted that economies primarily resulted from the fact that each Redmont Fund was managed with the same investment strategies and policies.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by Highland from its relationship with the Redmont Funds, including the fact that Highland did not use soft dollars in connection with either Fund.

Annual Report | April 30, 2014	53

Redmont Funds	Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2014 (Unaudited)

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Highland. In selecting Highland and approving the investment advisory agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fees to be received by Highland with respect to the Redmont Funds were, although higher than applicable peer group medians, within an acceptable range of the median when considered in light of Highland’s agreement to waive fees and/or reimburse total fund expenses with respect to Redmont Fund I, and Highland’s agreement to waive its advisory fee altogether in connection with Redmont Fund II, and in light of each Redmont Fund’s performance relative to its peer group;

•	the nature, extent and quality of services rendered by Highland under the Investment Advisory Agreement were adequate;
•	the performance of the Redmont Funds was generally favorable compared with the performance of the funds in the applicable peer universe provided by an independent provider of investment company data;
•	the profit, if any, anticipated to be realized by Highland in connection with the operation of the Redmont Funds is fair to the Trust, and its commitment to the Redmont Funds despite any losses; and
•

to the extent there were any material economies of scale or other benefits accruing to Highland in connection with its relationship with the Redmont Funds, their benefits had been substantially passed through to shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland’s compensation for investment advisory services is consistent with the best interests of the Redmont Funds and their shareholders.

54	www.redmontfunds.com

Redmont Funds	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	QDI	DRD
Redmont Resolute Fund I	56.14%	11.52%
Redmont Resolute Fund II	20.54%	4.84%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Redmont Resolute I designates $11,558 and Redmont Resolute II designates 2,442,467 as long-term capital gain distributions.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | April 30, 2014	55

Redmont Funds	Trustees and Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 866-759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

56	www.redmontfunds.com

Redmont Funds	Trustees and Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office And Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Highland Associates, Inc.,. Turner Investments, L.P. and Robeco Investment Management, Inc. provides investment advisory services (currently 0, 0, and 0).

Annual Report | April 30, 2014	57

THE DISCIPLINED GROWTH INVESTORS

FUND

2014

ANNUAL REPORT

CLASS I SHARES

(DGIFX)

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2014 (Unaudited)

April 30, 2014

Dear Shareholders,

Late in 2013 we published a piece entitled “You Gotta Know When to Hold ‘Em”. The piece was far longer than our normal efforts and reflects our view that the investment environment has entered a new and important era. We hope you will read it. The piece can be found on our website.1

The year of 2013 resembled a magic carpet ride, as the stock market rose steadily with no corrections of any significance. History and prudence suggests that 2014 will be a more challenging year.

A little bit of history should give us some guidance about 2014 and beyond. At the end of 2008, we published a piece about the prevailing valuations of stocks during that time. Our conclusion, based on our internal forecasts and research, is that the equity portion of your mutual fund would likely generate unusually high returns over our forecast time horizon. In the five years since then, equity indices have shown historically high returns. The DGI Fund benefitted from our equity returns for the last two-and-a-half years of this period (the Fund’s inception was August 12, 2011). From inception through April 30, 2014, the Fund compounded annually at 17.17%.

Even after the strong one-year performance of 15.02% through April 30, 2014, the equity portion of your mutual fund portfolio was priced to yield a return in excess of our hurdle rate2 of 12% over the next seven years. The bond portion of your mutual fund portfolio was priced to yield a return of 2-4% over the next seven years.

Whether the equity portion of the DGI Fund will achieve the hurdle rate in 2014 is anybody’s guess. Many major macroeconomic and political imbalances remain in force. This list includes but is not limited to:

1.

The Federal Reserve Bank has radically changed its balance sheet. Investors do not know how the new and extreme leverage will affect future Fed operations. Also, the Fed faces a threat from Bitcoin or other peer-to-peer payments (“virtual currencies”).

2.	The U.S. Government faces another fiscal cliff-hanger this year.

[1]	The article can be located at:
http://dginv.com/documents/52dd55d42644f/KNOW_WHEN_TO_HOLD_EM_FINAL.pdf and is not associated with the DGI Fund Website.
[2]

Disciplined Growth Investors uses a forward-looking “hurdle rate” as a qualification for any stock’s purchase into a portfolio. For The DGI Fund, before we make an initial purchase of a stock or an additional purchase, that stock must show at minimum a 12% annual return over the next seven years, based on our internal modeling and research. Stocks already in the portfolio showing less than a 12% return are not automatically sold, but we will not add to such positions.

Annual Report | April 30, 2014	1

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2014 (Unaudited)

3.

China is showing signs of major economic issues; nearly all of them have negative implications for worldwide growth. Problems in China could significantly favor U.S. investments relative to other countries.

4.	There are more political hotspots around the world than I can remember, including Iran, North Korea, Syria, Iraq, Egypt, Turkey, China-Japan, the Ukraine and Israel-Palestine.
5.	Al Qaeda is resurgent in its new, decentralized network.
6.	The energy boom in the United States is likely to threaten the cash flow and the stability of the Mideast; many of the countries affected are listed in item number four.

Each of the above issues has the potential to disrupt stock prices over the short term. When these issues fade, new ones will take their place. This means that the short-term outlook for the stock market is unclear. Our response to this lack of visibility is threefold:

1.

We will monitor macroeconomic events as they occur. Our focus will be to evaluate whether any of the above issues (or any others) are likely to have a significant long-term effect on the underlying businesses of your portfolio holdings.

2.	We will continue to focus our efforts on the current portfolio holdings, seeking to ensure the companies are achieving their long-term goals and their stocks are well-priced.
3.

We will keep your portfolio balanced with a tilt to the asset class offering the superior long-term prospects, adjusted for risk. As of today we believe equities have a longer-term tailwind while bonds offer significantly lower expected long-term returns. Accordingly, we have invested your mutual fund portfolio to the maximum extent possible in equities. On the bond side, our goal is to carefully control maturity risk.

The first quarter of calendar year 2014 suggests that this year will be more challenging than 2013. The DGI Fund achieved a modest first quarter gain. The stock market has become choppier in the early part of the second quarter. So the magic carpet ride is at least temporarily over but the cloudier investment environment may contain a silver lining for those who maintain a consistent investment discipline. A difficult market environment can open up significant investment opportunities. Even though we do not have clarity on when the stock market environment will improve, we are now seeing some nice opportunities beginning to emerge. We remain focused on investing in a reasonable number of those opportunities.

Thank you for your patience.

Fredrick K. Martin, CFA

Chief Investment Officer

Disciplined Growth Investors, Inc.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2014 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Disciplined Growth Investors, Inc. does not accept any liability for losses either direct or consequential caused by the use of this information.

Fred Martin is a registered representative of ALPS Distributors, Inc.

ALPS Distributors, Inc. is the Distributor for The Disciplined Growth Investors Fund.

Annual Report | April 30, 2014	3

The Disciplined Growth Investors Fund	Performance Update
April 30, 2014 (Unaudited)

Cumulative Total Return Performance (for the period ended April 30, 2014)

	1 month	Quarter	6 month	YTD	1 Year	Since Inception*
Disciplined Growth Investors Fund	-1.57%	2.22%	5.26%	-0.82%	15.02%	17.17%
S&P 500® Total Return Index(1)	0.74%	6.23%	8.36%	2.56%	20.44%	21.44%

*	Fund Inception date of August 12, 2011

(1)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

The returns shown above do not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns less than one year are cumulative.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2014)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	25.33%
Consumer Discretionary	19.63%
Producer Durables	10.78%
Health Care	7.14%
Financial Services	2.12%
Industrials	2.11%
Energy	2.08%
Information Technology	1.66%
Utilities	1.20%
Asset/Mortgage Backed Securities	0.19%
Corporate Bond	22.89%
Foreign Government Bonds	0.60%
Government & Agency Obligations	0.17%
Other Assets in Excess of Liabilities	4.10%

* Holdings are subject to change. Tables present indicative values only.

Top Ten Holdings (as a % of Net Assets)*

TJX Cos., Inc.	4.61%
Intuit, Inc.	3.56%
Middleby Corp.	3.16%
Seagate Technology PLC	3.03%
Open Text Corp.	2.87%
Plexus Corp.	2.74%
Edwards Lifesciences Corp.	2.60%
Trimble Navigation Ltd.	2.55%
Cabela’s, Inc.	2.50%
L Brands, Inc.	2.19%
Top Ten Holdings	29.81%

Annual Report | April 30, 2014	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2013 through April 30, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 11/1/2013	Ending Account Value 4/30/2014	Expense Ratio(a)	Expenses Paid During period 11/1/2013 - 4/30/2014(b)
Actual	$ 1,000.00	$ 1,052.60	0.78%	$ 3.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.93	0.78%	$ 3.91

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)
COMMON STOCKS (72.05%)
CONSUMER DISCRETIONARY (19.63%)
Auto & Auto Parts (1.43%)
Gentex Corp.	43,250	$1,239,978

Consumer Products (5.26%)
Ethan Allen Interiors, Inc.	41,269	1,002,011
Garmin Ltd.	23,413	1,336,882
Ralph Lauren Corp.	8,531	1,291,338
Select Comfort Corp.(a)	50,711	933,082

		4,563,313

Leisure (2.27%)
Cheesecake Factory, Inc.	13,650	612,749
Royal Caribbean Cruises Ltd.	25,525	1,356,143

		1,968,892

Media (0.72%)
DreamWorks Animation SKG, Inc. - Class A(a)	25,812	620,262

Retail (9.29%)
Cabela’s, Inc.(a)	33,000	2,165,130
L Brands, Inc.	35,080	1,901,336
TJX Cos., Inc.	68,675	3,995,511

		8,061,977

Textiles, Apparel & Luxury Goods (0.66%)
Tumi Holdings, Inc.(a)	28,025	572,271

TOTAL CONSUMER DISCRETIONARY		17,026,693

ENERGY (2.08%)
Energy Equipment & Services (1.32%)
Noble Corp. PLC	37,132	1,144,037

Oil, Gas & Consumable Fuels (0.76%)
Ultra Petroleum Corp.(a)	22,100	658,580

TOTAL ENERGY		1,802,617

Annual Report | April 30, 2014	7

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)
FINANCIAL SERVICES (2.12%)
Banks (0.65%)
TCF Financial Corp.	35,775	$561,668

Investment Banking & Brokerage (1.47%)
E*Trade Financial Corp.(a)	27,571	618,969
Janus Capital Group, Inc.	54,225	657,749

		1,276,718

TOTAL FINANCIAL SERVICES		1,838,386

HEALTH CARE (7.14%)
Biotechnology (0.81%)
Myriad Genetics, Inc.(a)	16,625	701,741

Medical Equipment & Services (5.34%)
Edwards Lifesciences Corp.(a)	27,650	2,252,646
Intuitive Surgical, Inc.(a)	3,362	1,216,035
Varian Medical Systems, Inc.(a)	14,600	1,161,430

		4,630,111

Medical Specialties (0.99%)
Align Technology, Inc.(a)	17,075	860,409

TOTAL HEALTH CARE		6,192,261

INDUSTRIALS (2.11%)
Machinery-Diversified (0.74%)
Graco, Inc.	8,825	639,813

Professional Services (1.37%)
Corporate Executive Board Co.	17,225	1,188,869

TOTAL INDUSTRIALS		1,828,682

INFORMATION TECHNOLOGY (1.66%)
Consumer Finance & Credit Services (1.66%)
FactSet Research Systems, Inc.	13,544	1,442,436

TOTAL INFORMATION TECHNOLOGY		1,442,436

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)
PRODUCER DURABLES (10.78%)
Machinery (3.16%)
Middleby Corp.(a)	10,843	$2,737,641

Manufacturing & Production (2.02%)
Eaton Corp. PLC	24,164	1,755,273

Scientific Instruments & Services (2.91%)
Brady Corp. - Class A	11,900	306,901
Trimble Navigation Ltd.(a)	57,625	2,214,529

		2,521,430

Software (0.57%)
Paychex, Inc.	11,925	498,584

Transportation & Freight (2.12%)
JetBlue Airways Corp.(a)	74,450	588,527
Landstar System, Inc.	19,800	1,247,202

		1,835,729

TOTAL PRODUCER DURABLES		9,348,657

TECHNOLOGY (25.33%)
Computers (1.39%)
IHS, Inc. - Class A(a)	4,600	554,898
Imation Corp.(a)	800	3,456
Teradata Corp.(a)	14,300	650,078

		1,208,432

Electronics (7.71%)
ARM Holdings PLC ADR	19,812	901,842
Microchip Technology, Inc.	19,400	922,276
Open Text Corp.	50,462	2,489,795
Plexus Corp.(a)	56,725	2,377,912

		6,691,825

Annual Report | April 30, 2014	9

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Information Technology (14.35%)
Akamai Technologies, Inc.(a)	32,850	$1,743,350
Apple, Inc.	1,243	733,482
Autodesk, Inc.(a)	37,750	1,812,755
Dolby Laboratories, Inc. - Class A(a)	14,400	573,840
Intuit, Inc.	40,775	3,088,706
Seagate Technology PLC	50,037	2,630,945
Yahoo!, Inc.(a)	51,775	1,861,311

		12,444,389

Software (0.02%)
RealPage, Inc.(a)	825	14,644

Telecommunications (1.86%)
Plantronics, Inc.	26,500	1,154,605
ViaSat, Inc.(a)	7,219	463,532

		1,618,137

TOTAL TECHNOLOGY		21,977,427

UTILITIES (1.20%)
Utilities (1.20%)
tw telecom, Inc.(a)	33,900	1,040,391

TOTAL UTILITIES		1,040,391

TOTAL COMMON STOCKS (Cost $45,577,932)		62,497,550

	Principal Amount	Value (Note 2)
ASSET/MORTGAGE BACKED SECURITIES (0.19%)
Government National Mortgage Association, Series 2005-93 5.500% 12/20/2034	$159,018	167,663

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $174,328)		167,663

CORPORATE BONDS (22.89%)
21st Century Fox America, Inc. 6.900% 03/01/2019	120,000	145,000

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Affiliated Computer Services, Inc. 5.125% 06/01/2015	$123,000	$128,712
Ameren Illinois Co. 9.750% 11/15/2018	221,000	289,087
American Express Co. 5.500% 09/12/2016	387,000	427,970
American International Group, Inc. 5.850% 01/16/2018	263,000	300,430
Anheuser-Busch InBev Worldwide, Inc. 5.375% 01/15/2020	262,000	302,056
Arizona Public Service Co. 8.750% 03/01/2019	189,000	243,742
AT&T, Inc. 5.500% 02/01/2018	418,000	474,335
CenterPoint Energy Resources Corp. 6.125% 11/01/2017	195,000	222,695
Coca-Cola HBC Finance BV 5.500% 09/17/2015	225,000	238,296
Comcast Cable Communications Holdings, Inc. 9.455% 11/15/2022	196,000	281,443
Commonwealth Edison Co. 5.800% 03/15/2018	215,000	246,423
Connecticut Light & Power Co., Series 09-A 5.500% 02/01/2019	178,000	203,610
ConocoPhillips Holding Co. 6.950% 04/15/2029	225,000	302,522
Consolidated Edison Co. of New York, Inc. 7.125% 12/01/2018	386,000	469,964
Corning, Inc. 6.625% 05/15/2019	250,000	300,941
Corporacion Andina de Fomento 5.750% 01/12/2017	1,000	1,121
8.125% 06/04/2019	187,000	234,139
CSX Corp. 7.375% 02/01/2019	192,000	235,319
CVS Caremark Corp. 4.125% 05/15/2021	185,000	198,849
DCP Midstream Operating LP 3.875% 03/15/2023	260,000	259,543
Diageo Capital PLC 5.750% 10/23/2017	419,000	480,027
Dominion Resources, Inc. 2.250% 09/01/2015	500,000	510,518

Annual Report | April 30, 2014	11

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Edison International 3.750% 09/15/2017	$190,000	$202,807
El Paso Natural Gas Co. LLC 5.950% 04/15/2017	264,000	298,596
Emerson Electric Co. 5.000% 04/15/2019	137,000	154,816
Energy Transfer Partners LP 9.700% 03/15/2019	190,000	247,081
Enterprise Products Operating LLC 5.200% 09/01/2020	225,000	255,259
Fluor Corp. 3.375% 09/15/2021	212,000	214,853
General Electric Capital Corp. 5.875% 01/14/2038	234,000	280,773
Georgia Power Co. 5.400% 06/01/2018	220,000	250,600
Health Care REIT, Inc. 6.200% 06/01/2016	225,000	248,987
International Business Machines Corp. 7.625% 10/15/2018	374,000	463,773
Johnson & Johnson 5.850% 07/15/2038	189,000	238,265
Joy Global, Inc. 6.000% 11/15/2016	433,000	480,475
JPMorgan Chase & Co. 1.800% 01/25/2018	300,000	299,901
Lockheed Martin Corp. 4.250% 11/15/2019	221,000	243,624
Lubrizol Corp. 8.875% 02/01/2019	235,000	303,262
McDonald’s Corp. 6.300% 03/01/2038	176,000	226,125
Merck & Co., Inc. 5.950% 12/01/2028	246,000	299,245
MetLife, Inc. 6.750% 06/01/2016	373,000	417,783
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/2018	345,000	466,883
Nevada Power Co. 7.125% 03/15/2019	242,000	297,294
Noble Energy, Inc. 8.250% 03/01/2019	238,000	297,593
Nucor Corp. 5.750% 12/01/2017	210,000	237,415

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Ohio Power Co., Series M 5.375% 10/01/2021	$260,000	$302,072
Oncor Electric Delivery Co. LLC 7.000% 09/01/2022	241,000	303,450
ONEOK Partners LP 6.150% 10/01/2016	347,000	389,904
Pepsi Bottling Group, Inc., Series B 7.000% 03/01/2029	230,000	304,490
Plains All American Pipeline LP / Plains All American Finance Corp. 6.125% 01/15/2017	265,000	298,151
8.750% 05/01/2019	155,000	200,097
PSEG Power LLC 5.320% 09/15/2016	440,000	484,137
5.500% 12/01/2015	183,000	195,994
Puget Energy, Inc. 5.625% 07/15/2022	263,000	304,365
Republic Services, Inc. 5.500% 09/15/2019	124,000	142,090
Rio Tinto Finance USA Ltd. 9.000% 05/01/2019	195,000	256,366
Royal Bank of Scotland Group PLC, Series 1 9.118% Perpetual Maturity (b)	3,000	3,052
Safeway, Inc. 5.625% 08/15/2014	37,000	37,510
Sempra Energy 6.500% 06/01/2016	432,000	479,289
TCI Communications, Inc. 8.750% 08/01/2015	691,000	760,951
Texas Gas Transmission LLC 4.600% 06/01/2015	187,000	193,774
Total System Services, Inc. 2.375% 06/01/2018	305,000	302,491
TransCanada PipeLines Ltd. 7.250% 08/15/2038	184,000	251,670
Unilever Capital Corp. 4.800% 02/15/2019	265,000	298,141
United Parcel Service, Inc. 6.200% 01/15/2038	178,000	228,102
US Bank 3.778% 04/29/2020 (c)	230,000	236,441
Verizon Communications, Inc. 3.650% 09/14/2018	280,000	299,199

Annual Report | April 30, 2014	13

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

		Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Viacom, Inc. 2.500% 09/01/2018		$295,000	$300,965
Wal-Mart Stores, Inc. 6.200% 04/15/2038		187,000	238,316
Waste Management, Inc. 7.375% 03/11/2019		104,000	125,386

TOTAL CORPORATE BONDS (Cost $19,692,750)			19,858,555

FOREIGN GOVERNMENT BONDS (0.60%)
Israel Government AID Bonds 5.500% 12/04/2023		186,000	223,981
Israel Government AID Bonds, Series 8-Z, Zero Coupon 02/15/2020		68,000	59,584
Province of Quebec Canada, Series NN 7.125% 02/09/2024		181,000	233,231

TOTAL FOREIGN GOVERNMENT BONDS (Cost $530,173)			516,796

GOVERNMENT & AGENCY OBLIGATIONS (0.17%)
U.S. Treasury Bonds 4.750% 05/15/2014		75,000	75,138
6.500% 11/15/2026		28,000	38,824
U.S. Treasury Notes 4.500% 11/15/2015		16,000	17,047
4.500% 02/15/2016		13,000	13,975

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $146,642)			144,984

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.84%)
Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	3,329,290	3,329,290

TOTAL SHORT TERM INVESTMENTS (Cost $3,329,290)			3,329,290

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2014

Value (Note 2)
TOTAL INVESTMENTS (99.74%) (Cost $69,451,115)	$86,514,838

Other Assets In Excess Of Liabilities (0.26%)	225,772

NET ASSETS (100.00%)	$86,740,610

(a)	Non-Income Producing Security.
(b)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(c)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Common Abbreviations:

ADR - American Depositary Receipt.

AID - Agency for International Development.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd.- Limited.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2014	15

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities
April 30, 2014

ASSETS
Investments, at value	$86,514,838
Receivable for shares sold	1,500
Dividends and interest receivable	291,078

Total assets	86,807,416

LIABILITIES
Payable for shares redeemed	11,000
Payable to adviser	55,806

Total liabilities	66,806

NET ASSETS	$86,740,610

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$69,390,849
Accumulated net investment income	5,773
Accumulated net realized gain on investments	280,265
Net unrealized appreciation on investments	17,063,723

NET ASSETS	$86,740,610

INVESTMENTS, AT COST	$69,451,115

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$15.02
Shares of beneficial interest outstanding	5,774,899

See Notes to Financial Statements.
16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends	$542,390
Foreign taxes withheld	(6,134)
Interest	431,351

Total investment income	967,607

EXPENSES
Investment advisory fees (Note 6)	603,488

Total expenses	603,488

NET INVESTMENT INCOME	364,119

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	359,277
Net change in unrealized appreciation on investments	9,603,782

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,963,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,327,178

See Notes to Financial Statements.
Annual Report | April 30, 2014	17

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
OPERATIONS
Net investment income	$364,119	$415,008
Net realized gain on investments	359,277	261,618
Net change in unrealized appreciation on investments	9,603,782	4,182,524

Net increase in net assets resulting from operations	10,327,178	4,859,150

DISTRIBUTIONS (Note 3)
From net investment income	(381,779)	(383,921)
From net realized gains on investments	(278,995)	(176,427)

Net decrease in net assets from distributions	(660,774)	(560,348)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	13,673,561	29,863,013
Issued to shareholders in reinvestment of distributions	656,043	560,205
Cost of shares redeemed, net of redemption fees	(4,222,784)	(3,432,700)

Net increase from capital share transactions	10,106,820	26,990,518

Net increase in net assets	19,773,224	31,289,320

NET ASSETS
Beginning of period	66,967,386	35,678,066

End of period*	$86,740,610	$66,967,386

*Including accumulated net investment income of:	$5,773	$18,206

OTHER INFORMATION
Share Transactions
Issued	938,053	2,376,536
Issued in lieu of cash distributions	45,106	45,306
Redeemed	(293,031)	(277,179)

Net increase in share transactions	690,128	2,144,663

See Notes to Financial Statements.
18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Financial Highlights
For a share outstanding during the periods presented.

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period August 12, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$13.17	$12.13	$10.00

INCOME FROM OPERATIONS
Net investment income(a)	0.07	0.11	0.05
Net realized and unrealized gain on investments	1.90	1.09	2.11

Total from investment operations	1.97	1.20	2.16

DISTRIBUTIONS
From net investment income	(0.07)	(0.11)	(0.03)
From net realized gain on investments	(0.05)	(0.05)	–

Total distributions	(0.12)	(0.16)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	–	–

INCREASE IN NET ASSET VALUE	1.85	1.04	2.13

NET ASSET VALUE, END OF PERIOD	$15.02	$13.17	$12.13

TOTAL RETURN	15.02%	9.93%	21.65	% (b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$86,741	$66,967	$35,678

RATIOS TO AVERAGE NET ASSETS
Expenses	0.78%	0.78%	0.77	% (c)
Net investment income	0.47%	0.90%	0.60	% (c)

PORTFOLIO TURNOVER RATE	10%	10%	6	% (b)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2014	19

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk. The Fund pursues its investment objective by normally investing approximately 60% of its assets in equity securities and approximately 40% in fixed-income securities and cash equivalents.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2014

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$62,497,550	$–	$–	$62,497,550
Asset/Mortgage Backed Securities	–	167,663	–	167,663
Corporate Bonds	–	19,858,555	–	19,858,555
Foreign Government Bonds	–	516,796	–	516,796
Government & Agency Obligations	–	144,984	–	144,984
Short Term Investments	3,329,290	–	–	3,329,290

TOTAL	$65,826,840	$20,687,998	$–	$86,514,838

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2014	21

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2014

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2014, the Fund did not have any securities that used unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2014

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of paydown transactions. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Disciplined Growth Investors Fund	$–	$5,227	$(5,227)

The differences were primarily attributed to investments in mortgage backed securities.

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Disciplined Growth Investors Fund
Gross appreciation (excess of value over tax cost)	$18,241,565
Gross depreciation (excess of tax cost over value)	(1,177,842)
Net unrealized appreciation	$17,063,723

Cost of investments for income tax purposes	$69,451,115

Components of Earnings: As of April 30, 2014, components of distributable earnings were as follows:

Undistributed ordinary income	$5,773
Accumulated captial gains	280,265
Net unrealized appreciation on investments	17,063,723
Total	$17,349,761

Capital Losses: As of April 30, 2014, the Fund has no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Annual Report | April 30, 2014	23

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2014

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$381,779	$278,995

The tax character of distributions paid during the year ended April 30, 2013, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$560,348	$–

4. SECURITIES TRANSACTIONS

During the year ended April 30, 2014, equity holdings, asset/mortgage backed securities, fixed income securities and rights were transferred in-kind. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets. The assets of two separate accounts were transferred-in-kind into the Fund in the amount of $4,857,251.

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the year ended April 30, 2014, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$11,395,689	$7,548,054

Investment transactions in U.S. government and agency securities (excluding transfers-in-kind) for the year ended April 30, 2014 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$0	$3,000

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2014 and April 30, 2013, the Fund did not receive any redemption fees.

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2014

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Disciplined Growth Investors, Inc. (the “Adviser” or “DGI”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. DGI manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $3,105 for the year ended April 30, 2014.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

Annual Administrative Fee, billed monthly, in the amount of the greater of (a) $150,000 annual minimum or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses. The fee is included in the unitary fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee is included in the unitary fee paid to the Adviser.

Annual Report | April 30, 2014	25

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2014

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

26	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from August 12, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust, as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from August 12, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

Annual Report | April 30, 2014	27

The Disciplined Growth Investors Fund	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

Dividend Received Deduction	96.79%
Qualified Dividend Income	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $278,995 as long-term capital gain dividends.

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-DGI-Fund.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

Annual Report | April 30, 2014	29

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

Annual Report | April 30, 2014	31

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	30	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

Annual Report | April 30, 2014	33

This material must be preceded or accompanied by a prospectus.
The Disciplined Growth Investors Fund is distributed by
ALPS Distributors, Inc.

EMERALD

MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Banking and Finance Fund

Class A: HSSAX | Class C: HSSCX

Institutional Class: HSSIX | Investor Class: FFBFX

Emerald Growth Fund

Class A: HSPGX | Class C: HSPCX

Institutional Class: FGROX | Investor Class: FFGRX

ANNUAL REPORT

APRIL 30, 2014

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2014 (Unaudited)

April 30, 2014

Dear Shareholder:

Investment Results

Bank stocks outperformed the broad market during the fiscal year. The SNL Small Cap U.S. Bank & Thrift Index1 gained 24.37% versus a 19.03% gain delivered by the Standard & Poor’s 500 Index2 and a gain of 20.50% for the Russell 2000 Index3. The Emerald Banking and Finance Fund Class A (without sales load) posted a 30.03% return, continuing its outperformance of the broader market Standard & Poor’s 500 and Russell 2000 indices, as well as the SNL Small Cap U.S. Bank & Thrift Index. Larger sized banks have not led the market as they did in the first half of our fiscal year but they did outperform the broader market: the SNL Large Cap U.S. Bank & Thrift index4 was up 21.63% versus 19.03% for the S&P 500.

Investment Analysis

The fact that smaller sized banks have outperformed the broader market is no surprise to us as we believe that banks and financials in general, should lead the market higher during a new bull market phase and yes - we still believe that we are in a long term bull market despite the recent pull-back. In our October, 2013 shareholder letter we stated that we believed that the outperformance by the small cap financials versus the market and the large cap financials will continue into 2014. Well that certainly has not been the case as first quarter 2014 earnings were a bit weak as in general we experienced margin compression. We believe the first quarter margin compression was the result of new loans coming into the loan portfolios at lower rates than those loans they were replacing. The lower yields we believe are the result of increased competition for loans that has been driven by pricing and the inability for banks in general to reduce their cost of deposits. We cautioned that the path of what we believe is a longer term bull market would not be a straight line “up and to the right.” Despite having passed the five year anniversary of the beginning of the financial crisis, we believe the bull cycle in small community banks is still in its early stages.

At April 30th 2014, the ten year U.S. Treasury note was yielding 2.65% after peaking during the third quarter of 2013 at 2.98% though it remains up 0.55% from early May of this year. Generally, a steeper long end results from a strengthening economy but we believe the steepening yield curve resulted more from the anticipation of “tapering” than the strengthening economy. Regardless, if and when rates stabilize above the 3% level, we believe upward EPS (or “earnings per share”) revisions will follow. More important to earnings at community banks would be an increase in short term rates as many variable rate C&I (commercial and industrial) loans are indexed off short term LIBOR which has decreased ever so slightly during the fiscal year. (LIBOR - the London Interbank Offered Rate - is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks).

Market Outlook

Banks and thrifts have seen their multiples expand considerably in the last 12 months, with institutions that have shown the ability to grow leading the way. Banks and thrifts traded at an average price to tangible book value of 169% as of April 30th, down from roughly 175% when 2014 kicked off, but up significantly from 126.3% in 2013. We believe that this increase in bank currencies has helped acquirers engineer financially attractive deals that have often been praised by the marketplace. Sellers have been willing to take buyers’ stock simply because the currency has greater value today than it did in the recent past. Sellers have also seen the value of that currency increase after a deal is announced, particularly in cases of “transformational” transactions or when buyers have subsequently announced additional accretive acquisitions. With such support for many deals, it is not surprising that many of the banks trading at the highest price to tangible book value multiples are active acquirers in the bank space. We believe that the opportunity for mergers & acquisitions activity will continue throughout 2014 and into 2015 as the challenging rate and regulatory environment is encouraging many banks to consider not only selling, but to entertain combinations with institutions that are similar to their own size.

We believe that premium valuations will continue to be awarded to the acquirers but also to those banks that are delivering superior loan growth. While we expect not only banks growing by acquisition will continue to receive premium valuation but also those banks that can grow loans at a faster pace than their peers. However, an unusually severe winter coupled with strong loan growth in Q4’13 contributed to a slight decline in loan growth for the nation’s community banks in the first quarter of 2014. However, we remain encouraged that many of the banks that we follow have confirmed their original loan growth estimates for 2014 or in some instances increased guidance for loan growth despite the lackluster first quarter.

While we believe the interest rate environment presents an ongoing challenge and seems likely to do so well into 2015, we believe that notable management teams are focused on ongoing improvements in their bank’s cost structure and driving deposit growth in preparation for higher interest rates. With the sustained low interest rate environment, the industry had for years deemphasized the importance of deposits. We believe that the industry’s outlook for improved loan growth and expectations for rate hikes occurring, sooner rather than later, has brought the focus on core deposits front and center.

We believe that the market remains in the early stages of a long term recovery in bank stocks and remain confident in our expectations for improved fundamentals and continued consolidation amongst the small-to-mid capitalization bank and thrift stocks. However, we continue to

Annual Report | April 30, 2014	1

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2014 (Unaudited)

believe stock selection remains paramount as earnings power remains challenging due to increased capital requirements, regulatory burdens, and a slow loan growth environment. This type of “stock pickers market” falls directly into the strengths of Emerald’s 10-Step research process and this combined with any increase in short term interest rates which are more directly beneficial to revenue growth at community banks as many variable rate C&I loans are indexed off short term LIBOR will provide momentum for the Fund in 2014.

Top Five Contributors to Return Included	Top Five Detractors to Return Included
BofI Holding, Inc.	Health Insurance Innovations, Inc.
Bank of the Ozarks, Inc.	Glimcher Realty Trust
Independent Bank Group, Inc.	Walker & Dunlop, Inc.
Signature Bank	Campus Crest Communities, Inc.
Home BancShares, Inc.	American Campus Communities, Inc.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

(1)

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL’s coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2013.

(2)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

(3)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index

(4)

SNL Large Cap U.S. Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL’s coverage universe with greater than $5 billion Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2013.

2	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2014 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
California Republic Bancorp	3.51%

PacWest Bancorp	3.13%

Bank of the Ozarks, Inc.	3.09%

Signature Bank	2.94%

SVB Financial Group	2.61%

BankUnited, Inc.	2.44%

Independent Bank Group, Inc.	2.21%

Eagle Bancorp, Inc.	2.17%

Customers Bancorp, Inc.	2.16%

Old Second Bancorp, Inc.	2.15%

Top Ten Holdings	26.41%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Banks: Diversified	73.82%

Banks: Savings, Thrift & Mortgage Lending	6.88%

Insurance: Property-Casualty	5.22%

Commercial Banks	3.89%

Asset Management & Custodian	2.66%

Consumer Lending	1.46%

Real Estate Investment Trusts (REITs)	1.26%

Commercial Finance & Mortgage Companies	0.87%

Leisure Equipment & Products	0.85%

Diversified Financial Services	0.81%

Financial Data & Services	0.64%

Real Estate Management & Development	0.26%

Cash, Cash Equivalents, & Other Net Assets	1.38%

* Holdings are subject to change. Tables present indicative values only.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2014)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross[2]	Net[2]
Class A (NAV)	30.03%	17.10%	14.95%	3.70%	8.31%	1.72%	1.72%
Class A (MOP)	23.86%	15.22%	13.84%	3.20%	8.00%	1.72%	1.72%
Russell 2000® Index†	20.50%	10.74%	19.84%	8.67%	8.09%
Class C (NAV)	29.25%	16.40%	14.23%	3.06%	8.50%	2.38%	2.38%
Class C (CDSC)	28.25%	16.40%	14.23%	3.06%	8.50%	2.38%	2.38%
Russell 2000® Index	20.50%	10.74%	19.84%	8.67%	8.09%
Investor Class	30.06%	17.26%	–	–	13.48%	1.69%	1.69%
Russell 2000® Index	20.50%	10.74%	19.84%	8.67%	8.09%
Institutional Class	30.47%	–	–	–	23.41%	1.37%	1.37%
Russell 2000® Index	20.50%	10.74%	19.84%	8.67%	8.09%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Annual Report | April 30, 2014	3

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2014 (Unaudited)

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Class Institutional: 03/19/2012, Class Investor: 03/16/2010

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2014 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2014, without the approval by the Fund’s Board of Trustees.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

Important Risks

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Emerald Mutual Fund Advisors Trust does not accept any liability for losses either direct or consequential caused by the use of this information.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2014 (Unaudited)

April 30, 2014

Dear Shareholder:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the twelve months ended April 30, 2014, reflected a gain of 26.01% outpacing the Russell 2000 Growth Index1 which gained 21.46%.

The climate of the last twelve months was favorable for small capitalization stocks driving a 20.5% return for the Russell 2000 Index2. Within small caps, the growth style was a particular standout, with the Russell 2000 Growth surging 21.46% for the year, topping the Russell 2000 Value Index3 gain of 19.61%.

Investment Analysis

Over the last twelve months, the market, the economy, the consumer and the investment community made a significant amount of progress toward putting the financial crisis in the rearview mirror. Significant gains in the equity market and in housing values helped to further solidify the consumer’s balance sheet, giving consumers the confidence to again invest in new homes, remodel their existing homes and buy new cars at rates we haven’t experienced since the financial crisis began in 2008. At the corporate level, strong gains in the equity markets have also helped the average pension fund make significant progress toward regaining their funded status. According to Towers Watson, pension funding levels for 418 of the Fortune 1000 companies, rose 16 percentage points to end 2013 at 93%. While still not the 100% funding achieved in 2007, the path to full funding appears much more attainable given recent market gains. Strong gains in the market has also helped drive an acceleration in deal activity with domestic merger and acquisition activity increasing 11% year over year and surpassing $1 trillion in deal value. Again, representing the highest levels achieved since the start of the financial crisis. The initial public offering market similarly accelerated with the total number of companies coming public during 2013 increasing 59% to 230 and the amount raised climbing 31% to $62 billion, levels that haven’t been witnessed since 2007.

The resolution of the government’s action against the major banks associated with mortgage lending with the record $13 billion settlement with JP Morgan as well as the government’s crackdown on insider trading with the landmark case against SAC Capital should also go a long way toward restoring investor confidence in the integrity of the market.

As noted above, the Emerald Growth Fund outperformed its benchmark for the trailing 12-month period ended April 30, 2014. At the sector level relative outperformance was driven by stock selection within the healthcare, energy, financial services and materials sectors, which offset relative underperformance within the technology, consumer staples and producer durables sectors.

The healthcare sector represented the largest source of relative outperformance for the portfolio. Stock selection within the biotechnology and pharmaceutical industries were the largest drivers of the relative outperformance as the portfolio was able to participate in and benefit from the resurgence in drug development, specifically in the areas of rare diseases, that has been the driving force behind the industries outperformance over the better part of the last two years. At the stock level, shares of Intercept Pharmaceuticals were the largest contributor to return. Shares of Intercept Pharmaceuticals appreciated in response to the company’s announcement that a government sponsored study of their drug, Obetacholic Acid (OCA), was stopped early due to profound efficacy for treatment of non-alcoholic steatohepatitis (NASH). NASH is a large market, affecting approximately 2-3% of the US population. This is just one example of the innovation that is currently ongoing within the biotechnology industry.

The outperformance in the aforementioned was partially offset by relative underperformance within the technology, consumer staples and producer durables sectors. Performance within the technology sector was challenged during the trailing period due to stock selection within the communications technology industry. Performance within the consumer staples and producer durables sectors lagged only as result of the sectors underweighting relative to the index as stock selection within both of these sectors was a positive contributor to return.

Market Outlook

From a macro-economic perspective, although 2014 got off to a challenging start due to the polar vortex and record setting snowfall dampened domestic gross domestic product (GDP) growth and earnings growth alike, Emerald continues to believe that earnings growth across all capitalizations are poised to accelerate in 2014, in conjunction with accelerating global developed market growth. The domestic macro-economic backdrop is looking more positive after a weak start to the year, with recent strength in the Institute for Supply Management Survey results, auto sales and a brightening picture for non-residential construction. While weather has certainly hindered investment during the early part of calendar 2014, we continue to believe that a reacceleration in domestic capital investment remains an opportunity. Further, we believe that the innovation cycle that has fueled earnings growth over the last three years remains ongoing and broad-based with opportunities spanning biotechnology, medical devices, exploration and production, software (cloud delivery) and security to financial services, materials and industrials. Small capitalization stocks, in our opinion, have, and continue to be, at the epicenter of this innovation cycle.

Annual Report | April 30, 2014	5

Emerald Growth Fund	Manager Commentary
April 30, 2014 (Unaudited)

As always, Emerald remains focused on utilizing its fundamental bottom-up research process to identify the best growth opportunities within the small capitalization universe.

Top Contributors to Return Included	Top Detractors to Return Included
Intercept Pharmaceuticals Inc.	Infinity Pharmaceuticals, Inc.
NPS Pharmaceuticals, Inc.	Imperva, Inc.
Spirit Airlines, Inc.	Tile Shop Holdings, Inc.
Insys Therapeutics, Inc.	Rally Software Development Corp.
Magnum Hunter Resources Corporation	Aruba Networks, Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

(1)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the index.

(2)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index.

(3)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the index.

6	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2014 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
Spirit Airlines, Inc.	2.99%

Trex Co., Inc.	2.78%

MWI Veterinary Supply, Inc.	2.74%

Bank of the Ozarks, Inc.	1.88%

Acadia Healthcare Co., Inc.	1.67%

PolyOne Corp.	1.62%

Magnum Hunter Resources Corp.	1.62%

H&E Equipment Services, Inc.	1.60%

Opus Bank	1.58%

HomeAway, Inc.	1.45%

Top Ten Holdings	19.93%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)
Health Care	22.56%

Financial Services	16.54%

Technology	15.78%

Producer Durables	15.23%

Consumer Discretionary	15.19%

Materials & Processing	7.43%

Energy	4.62%

Utilities	1.82%

Cash, Cash Equivalents, & Other Net Assets	0.83%

* Holdings are subject to change. Tables present indicative values only.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the year ended April 30, 2014)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross[2]	Net[2]
Class A (NAV)	26.01%	11.74%	22.37%	9.06%	11.27%	1.31%	1.29%
Class A (MOP)	20.01%	9.93%	21.20%	8.53%	11.02%	1.31%	1.29%
Russell 2000® Growth Index†	21.46%	10.33%	20.50%	8.85%	8.01%
Class C (NAV)	25.19%	11.00%	21.58%	8.40%	5.04%	1.96%	1.94%
Class C (CDSC)	24.19%	11.00%	21.58%	8.40%	5.04%	1.96%	1.94%
Russell 2000® Growth Index	21.46%	10.33%	20.50%	8.85%	8.01%
Investor Class	25.93%	–	–	–	12.22%	1.34%	1.34%
Russell 2000® Growth Index	21.46%	10.33%	20.50%	8.85%	8.01%
Institutional Class	26.35%	12.06%	22.73%	–	18.23%	1.00%	0.99%
Russell 2000® Growth Index	21.46%	10.33%	20.50%	8.85%	–

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Annual Report | April 30, 2014	7

Emerald Growth Fund	Manager Commentary
April 30, 2014 (Unaudited)

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates – Class A: 10/01/1992, Class C: 07/01/2000, Class Institutional: 10/21/2008, Class Investor: 05/01/2011

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2014 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2014, without the approval by the Fund’s Board of Trustees.

†

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An Investor may not invest directly into an index.

Important Risks

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Fund does not accept any liability for losses either direct or consequential caused by the use of this information.

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

8	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Emerald Banking and Finance Fund	Beginning Account Value 11/01/13	Ending Account Value 04/30/14	Expense Ratio(a)	Expense Paid During Period 11/01/13 - 4/30/14(b)
Class A
Actual	$ 1,000.00	$ 1,092.90	1.64%	$ 8.51
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.66	1.64%	$ 8.20

Class C
Actual	$ 1,000.00	$ 1,089.50	2.30%	$ 11.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.39	2.30%	$ 11.48

Institutional Class
Actual	$ 1,000.00	$ 1,094.50	1.33%	$ 6.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.20	1.33%	$ 6.66

Investor Class
Actual	$ 1,000.00	$ 1,093.10	1.60%	$ 8.30
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.86	1.60%	$ 8.00

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2014	9

Emerald Funds	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

Emerald Growth Fund	Beginning Account Value 11/01/13	Ending Account Value 04/30/14	Expense Ratio(a)	Expense Paid During Period 11/01/13 - 4/30/14(b)
Class A
Actual	$ 1,000.00	$ 997.90	1.29%	$ 6.39
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.29%	$ 6.46

Class C
Actual	$ 1,000.00	$ 994.60	1.94%	$ 9.59
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.17	1.94%	$ 9.69

Institutional Class
Actual	$ 1,000.00	$ 998.90	0.99%	$ 4.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.89	0.99%	$ 4.96

Investor Class
Actual	$ 1,000.00	$ 997.30	1.34%	$ 6.64
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.34%	$ 6.71

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

10	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2014

Shares		Value (Note 2)
COMMON STOCKS: 98.62%
Consumer Discretionary: 0.85%
	Leisure Equipment & Products: 0.85%
53,830	Diamond Resorts International, Inc.(a)	$1,007,160

Financial Services: 97.77%
	Asset Management & Custodian: 2.66%
35,380	Apollo Global Management LLC, Class A	959,860
10,284	Artisan Partners Asset Management, Inc., Class A	597,192
18,220	KKR & Co. LP	413,776
50,000	Silvercrest Asset Management Group, Inc., Class A	870,000
26,770	WisdomTree Investments, Inc.(a)	302,233
		3,143,061

	Banks: Diversified: 73.82%
37,200	Alerus Financial Corp.	1,962,300
25,532	American Business Bank(a)	741,449
94,090	Ameris Bancorp(a)	2,001,294
31,650	Atlas Financial Holdings, Inc.(a)	441,834
60,968	Bank of the Ozarks, Inc.	3,651,983
87,453	BankUnited, Inc.	2,885,074
95,070	BNC Bancorp	1,549,641
3,235	Bofl Holding, Inc.(a)	260,773
38,500	Bridge Bancorp, Inc.	936,320
18,290	Bryn Mawr Bank Corp.	498,951
156,489	California Republic Bancorp(a)	4,146,959
154,670	Cascade Bancorp(a)	731,589
54,424	Center Bancorp, Inc.	1,007,388
48,270	Centerstate Banks, Inc.	529,522
7,571	Citizens Financial Services, Inc.	399,370
206,178	CoBiz Financial, Inc.	2,070,027
89,500	CommerceWest Bank(a)	1,181,400
13,874	CommunityOne Bancorp(a)	135,272
46,280	ConnectOne Bancorp, Inc.(a)	2,221,440
922	Consumers Bancorp, Inc.	18,440
23,426	Cortland Bancorp	275,021
70,029	CU Bancorp(a)	1,271,026
116,075	Customers Bancorp, Inc.(a)	2,557,132
76,890	Eagle Bancorp, Inc.(a)	2,567,357
23,220	East West Bancorp, Inc.	801,322
8,450	Evans Bancorp, Inc.	190,759
117,085	EverBank Financial Corp.	2,191,831
104,453	Farmers National Banc Corp.	799,065
65,100	First Bank(a)	413,385
29,445	First Business Financial Services, Inc.	1,331,208
21,150	First Financial Bankshares, Inc.	1,248,908
27,322	First Financial Holdings, Inc.	1,570,195
78,450	First NBC Bank Holding Co.(a)	2,439,795
26,150	First of Long Island Corp.	948,461

Shares		Value (Note 2)
	Banks: Diversified (continued)
126,310	Flagstar Bancorp, Inc.(a)	$2,223,056
22,506	Guaranty Bancorp	283,351
106,537	Heritage Oaks Bancorp(a)	789,439
50,540	Home BancShares, Inc.	1,602,623
16,003	HopFed Bancorp, Inc.	182,114
59,296	Howard Bancorp, Inc.(a)	639,211
15,250	Independent Bank Corp.	566,080
50,000	Independent Bank Corporation	651,000
53,000	Independent Bank Group, Inc.	2,608,130
34,233	Investors Bancorp, Inc.	915,048
14,700	John Marshall Bank(a)	267,393
13,203	Lakeland Financial Corp.	483,230
20,777	Meridian Interstate Bancorp, Inc.(a)	525,035
29,870	Meta Financial Group, Inc.	1,251,852
52,180	Northeast Bancorp	507,190
6,224	Oak Valley Bancorp	61,369
73,738	Old Line Bancshares, Inc.	1,251,334
120,532	Pacific Premier Bancorp, Inc.(a)	1,645,262
93,875	PacWest Bancorp	3,695,859
55,882	Peoples Bancorp, Inc.	1,456,844
33,413	Peoples Financial Corp.(a)	451,243
24,300	Pinnacle Financial Partners, Inc.	840,051
40,440	PrivateBancorp, Inc.	1,114,931
12,080	Prosperity Bancshares, Inc.	712,720
12,860	Renasant Corp.	350,049
84,050	Shore Bancshares, Inc.(a)	797,635
29,220	Signature Bank(a)	3,471,920
31,940	Simmons First National Corp., Class A	1,154,950
5,582	Southern Missouri Bancorp, Inc.	197,045
20,598	Southern National Bancorp of Virginia, Inc.	212,777
61,563	Square 1 Financial, Inc., Class A(a)	1,160,463
28,878	SVB Financial Group(a)	3,080,994
52,682	Talmer Bancorp, Inc., Class A(a)	706,466
39,070	Texas Capital Bancshares, Inc.(a)	2,195,343
171,288	VantageSouth Bancshares, Inc.(a)	1,051,708
24,349	Washington Banking Co.	418,803
53,500	WashingtonFirst Bankshares, Inc.	829,250
38,229	Western Alliance Bancorp(a)	881,943
		87,210,202

	Banks: Savings, Thrift & Mortgage Lending: 6.88%
225,594	Atlantic Coast Financial Corp.(a)	970,054
11,750	Bridge Capital Holdings(a)	263,200
36,162	Elmira Savings Bank	836,065
12,500	Flushing Financial Corp.	240,250
81,731	Heritage Financial Corp.	1,320,773
21,460	Heritage Financial Group, Inc.	413,105
11,680	Home Bancorp, Inc.(a)	236,520
18,520	Home Federal Bancorp, Inc.	337,990
36,429	Mackinac Financial Corp.	473,577
53,750	Opus Bank(a)	1,614,113
104,750	Sterling Bancorp	1,252,810

Annual Report | April 30, 2014	11

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2014

Shares		Value (Note 2)
Banks: Savings, Thrift & Mortgage Lending (continued)
7,930	Territorial Bancorp, Inc.	$162,248
		8,120,705

Commercial Banks: 3.89%
9,000	1st Enterprise Bank(a)	200,250
90,134	First Capital Bancorp, Inc.(a)	362,339
153,100	First Security Group, Inc.(a)	290,890
532,555	Old Second Bancorp, Inc.(a)	2,534,962
21,400	Seacoast Commerce Bank(a)	194,740
42,510	Stonegate Bank	1,015,989
		4,599,170

Commercial Finance & Mortgage Companies: 0.87%
32,000	Ladder Capital Corp., Class A(a)	572,480
21,829	Safeguard Scientifics, Inc.(a)	458,627
		1,031,107

Consumer Lending: 1.46%
40,970	Santander Consumer USA Holdings, Inc.(a)	931,658
27,087	Tree.com, Inc.(a)	787,690
		1,719,348

Diversified Financial Services: 0.81%
13,960	Evercore Partners, Inc., Class A	745,883
4,550	LPL Financial Holdings, Inc.	215,442
		961,325

Financial Data & Services: 0.64%
15,022	Cass Information Systems, Inc.	758,761

Insurance: Property-Casualty: 5.22%
41,320	AmTrust Financial Services, Inc.	1,597,845
40,000	Federated National Holding Co.	777,200
87,660	Hilltop Holdings, Inc.(a)	1,958,324
50,000	Kingstone Cos., Inc.	335,000
98,165	United Insurance Holdings Corp.	1,497,016
		6,165,385

Real Estate Investment Trusts (REITs): 1.26%
27,780	DiamondRock Hospitality Co.	340,861
53,010	Physicians Realty Trust	727,297
5,060	Saul Centers, Inc.	232,203
5,290	Tanger Factory Outlet Centers, Inc.	188,747
		1,489,108

Real Estate Management & Development: 0.26%
18,140	Marcus & Millichap, Inc.(a)	299,854

	Total Common Stocks (Cost $90,933,035)	116,505,186

Shares		Value (Note 2)
SHORT TERM INVESTMENTS: 1.18%
	Dreyfus Government Cash Management Fund - Institutional Class
1,396,865	0.010% (7-Day Yield)	$1,396,865

	Total Short Term Investments (Cost $1,396,865)	1,396,865

	Total Investments: 99.80% (Cost $92,329,900)	117,902,051

	Other Assets

	In Excess Of Liabilities: 0.20%	238,725

	Net Assets: 100.00%	$118,140,776

(a)     Non-income producing security.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

12	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
April 30, 2014

Shares		Value (Note 2)
COMMON STOCKS: 99.17%
Consumer Discretionary: 15.19%
105,450	Black Diamond, Inc.(a)	$1,175,767
47,558	Carmike Cinemas, Inc.(a)	1,410,570
127,860	Chegg, Inc.(a)	673,822
195,730	Christopher & Banks Corp.(a)	1,221,355
37,379	Chuy’s Holdings, Inc.(a)	1,343,775
168,833	Diversified Restaurant Holdings, Inc.(a)	845,853
25,699	Five Below, Inc.(a)	1,035,927
117,950	Gray Television, Inc.(a)	1,326,937
106,380	HomeAway, Inc.(a)	3,470,116
57,247	Jack in the Box, Inc.	3,065,004
88,410	Kate Spade & Co.(a)	3,074,016
37,159	Lithia Motors, Inc., Class A	2,760,171
20,535	Lumber Liquidators Holdings, Inc.(a)	1,789,831
70,319	Malibu Boats, Inc., Class A(a)	1,565,301
22,190	MarineMax, Inc.(a)	356,371
103,931	Multimedia Games Holding Co., Inc.(a)	3,034,785
35,165	Penske Automotive Group, Inc.	1,612,667
35,372	Red Robin Gourmet Burgers, Inc.(a)	2,404,589
27,670	The Marcus Corp.	462,919
206,419	Tile Shop Holdings, Inc.(a)	2,909,476
79,855	Tilly’s, Inc., Class A(a)	902,362
		36,441,614

Energy: 4.62%
29,439	Diamondback Energy, Inc.(a)	2,117,842
25,135	Gulfport Energy Corp.(a)	1,851,695
455,733	Magnum Hunter Resources Corp.(a)	3,873,731
92,863	Rex Energy Corp.(a)	1,955,695
45,780	Sanchez Energy Corp.(a)	1,294,658
		11,093,621

Financial Services: 16.54%
64,645	AmTrust Financial Services, Inc.	2,499,822
75,212	Bank of the Ozarks, Inc.	4,505,199
50,000	California Republic Bancorp(a)	1,325,000
213,082	CoBiz Financial, Inc.	2,139,343
19,246	ConnectOne Bancorp, Inc.(a)	923,808
70,030	Customers Bancorp, Inc.(a)	1,542,761
45,286	Evercore Partners, Inc., Class A	2,419,631
18,472	Financial Engines, Inc.	817,386
18,257	First Financial Holdings, Inc.	1,049,230
30,640	First Internet Bancorp	668,871
83,594	First NBC Bank Holding Co.(a)	2,599,773
20,870	Hilltop Holdings, Inc.(a)	466,236
118,203	Howard Bancorp, Inc.(a)	1,274,228
21,870	Independent Bank Group, Inc.	1,076,223
78,300	Ladder Capital Corp., Class A(a)	1,400,787
125,840	Opus Bank(a)	3,778,975
73,544	Pacific Premier Bancorp, Inc.(a)	1,003,876
44,200	PacWest Bancorp	1,740,154
36,429	Peoples Bancorp, Inc.	949,704

Shares		Value (Note 2)
Financial Services (continued)
100,947	Square 1 Financial, Inc., Class A(a)	$1,902,851
31,701	SVB Financial Group(a)	3,382,180
44,179	Talmer Bancorp, Inc., Class A(a)	592,440
17,610	Texas Capital Bancshares, Inc.(a)	989,506
55,150	WisdomTree Investments, Inc.(a)	622,644
		39,670,628

Health Care: 22.56%
95,561	Acadia Healthcare Co., Inc.(a)	4,015,473
45,810	Adamas Pharmaceuticals, Inc.(a)	845,195
48,550	Alnylam Pharmaceuticals, Inc.(a)	2,404,682
27,360	ANI Pharmaceuticals, Inc.(a)	851,170
4,230	athenahealth, Inc.(a)	522,997
47,180	AtriCure, Inc.(a)	726,572
127,298	Cambrex Corp.(a)	2,608,336
37,415	Cara Therapeutics, Inc.(a)	538,402
60,801	Cepheid, Inc.(a)	2,643,628
74,280	Cynosure, Inc., Class A(a)	1,822,831
154,611	Depomed, Inc.(a)	2,166,100
59,180	Epizyme, Inc.(a)	1,291,308
34,989	Everyday Health, Inc.(a)	492,995
174,684	Horizon Pharma, Inc.(a)	2,477,019
92,150	Icad, Inc.(a)	799,862
61,827	Inogen, Inc.(a)	872,379
366,820	Inovio Pharmaceuticals, Inc.(a)	869,363
8,551	Intercept Pharmaceuticals, Inc.(a)	2,258,490
75,540	InterMune, Inc.(a)	2,423,323
61,370	Intrexon Corp.(a)	1,158,666
30,814	Isis Pharmaceuticals, Inc.(a)	819,961
40,032	LDR Holding Corp.(a)	997,598
50,326	MacroGenics, Inc.(a)	1,003,500
41,991	MWI Veterinary Supply, Inc.(a)	6,577,470
75,247	NanoString Technologies, Inc.(a)	1,220,506
61,040	Neurocrine Biosciences, Inc.(a)	855,781
93,473	NPS Pharmaceuticals, Inc.(a)	2,488,251
66,489	Omnicell, Inc.(a)	1,760,629
62,560	OvaScience, Inc.(a)	507,987
48,064	Portola Pharmaceuticals, Inc.(a)	1,127,581
57,492	Sarepta Therapeutics, Inc.(a)	2,134,678
36,340	Surgical Care Affiliates, Inc.(a)	1,067,669
17,218	Tandem Diabetes Care, Inc.(a)	302,520
30,440	Thoratec Corp.(a)	997,823
5,560	Ultragenyx Pharmaceutical, Inc.(a)	215,617
30,000	Verastem, Inc.(a)	250,500
		54,116,862

Materials & Processing: 7.43%
25,180	Acuity Brands, Inc.	3,136,672
46,913	Apogee Enterprises, Inc.	1,490,426
103,778	PolyOne Corp.	3,888,562
84,808	Trex Co., Inc.(a)	6,659,124

Annual Report | April 30, 2014	13

Emerald Growth Fund	Schedule of Investments
April 30, 2014

Shares		Value (Note 2)
Materials & Processing (continued)
58,440	US Silica Holdings, Inc.	$2,639,735
		17,814,519

Producer Durables: 15.23%
33,990	Astronics Corp.(a)	1,941,509
22,790	Control4 Corp.(a)	402,471
63,561	FARO Technologies, Inc.(a)	2,536,084
99,851	H&E Equipment Services, Inc.(a)	3,849,256
11,760	HEICO Corp.	650,563
130,023	Kforce, Inc.	3,006,132
40,790	Korn/Ferry International(a)	1,184,949
12,292	Middleby Corp.(a)	3,103,484
79,620	Primoris Services Corp.	2,227,767
24,020	Proto Labs, Inc.(a)	1,454,171
117,347	Roadrunner Transportation Systems, Inc.(a)	2,890,257
125,983	Spirit Airlines, Inc.(a)	7,160,874
42,657	Tutor Perini Corp.(a)	1,262,647
139,860	Wesco Aircraft Holdings, Inc.(a)	2,833,564
23,100	WESCO International, Inc.(a)	2,027,718
		36,531,446

Technology: 15.78%
42,377	A10 Networks, Inc.(a)	554,715
89,598	Applied Optoelectronics, Inc.(a)	2,015,955
113,150	Aruba Networks, Inc.(a)	2,236,975
49,636	CalAmp Corp.(a)	881,039
57,886	Cavium, Inc.(a)	2,452,630
68,340	ChannelAdvisor Corp.(a)	1,793,241
77,281	EPAM Systems, Inc.(a)	2,405,757
68,445	Gigamon, Inc.(a)	1,079,378
146,350	Global Eagle Entertainment, Inc.(a)	1,614,240
152,770	Glu Mobile, Inc.(a)	611,080
26,290	Guidewire Software, Inc.(a)	992,710
45,920	Imperva, Inc.(a)	1,050,650
64,008	Infoblox, Inc.(a)	1,255,837
101,754	Inphi Corp.(a)	1,504,942
25,549	IPG Photonics Corp.(a)	1,651,232
49,069	Ixia, Inc.(a)	609,437
50,480	Methode Electronics, Inc.	1,400,315
71,615	Microsemi Corp.(a)	1,684,385
191,982	Neonode, Inc.(a)	1,027,104
73,837	PDF Solutions, Inc.(a)	1,385,920
102,320	Proofpoint, Inc.(a)	2,603,021
9,220	Q2 Holdings, Inc.(a)	113,222
83,107	Qlik Technologies, Inc.(a)	1,826,692
78,801	Rally Software Development Corp.(a)	1,030,717
34,063	Reis, Inc.	560,677
80,021	Saba Software, Inc.(a)	880,231
63,752	Transact Technologies, Inc.	681,509

Shares		Value (Note 2)
Technology (continued)
16,200	Ultimate Software Group, Inc.(a)	$1,938,006
		37,841,617

Utilities: 1.82%
269,807	8x8, Inc.(a)	2,617,128
164,960	ORBCOMM, Inc.(a)	1,034,299
184,570	Vonage Holdings Corp.(a)	708,749
		4,360,176

	Total Common Stocks (Cost $192,795,658)	237,870,483

WARRANTS: 0.00%
41,894	Magnum Hunter Resources Corp., Strike Price $8.50 (expiring 04/15/16)(a)	0

	Total Warrants (Cost $0)	0

SHORT TERM INVESTMENTS: 1.11%
2,656,090	Dreyfus Government Cash Management Fund - Institutional Class 0.010% (7-Day Yield)	2,656,090

	Total Short Term Investments (Cost $2,656,090)	2,656,090

	Total Investments: 100.28% (Cost $195,451,748)	240,526,573

	Liabilities In Excess Of Other Assets: (0.28)%	(671,813)

	Net Assets: 100.00%	$239,854,760

(a)     Non-income producing security.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

14	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities
April 30, 2014

	Emerald Banking and Finance Fund	Emerald Growth Fund
ASSETS:
Investments, at value	$117,902,051	$240,526,573
Cash	–	31
Receivable for investments sold	525,134	1,406,285
Receivable for shares sold	221,947	597,227
Interest and dividends receivable	28,420	15,337
Other assets	25,692	30,529

Total Assets	118,703,244	242,575,982

LIABILITIES:
Payable for investments purchased	–	2,162,652
Payable for shares redeemed	352,503	270,790
Investment advisory fees payable	97,340	144,374
Payable to fund accounting and administration	6,848	13,050
Payable for distribution and service fees	64,089	74,075
Payable for trustee fees and expenses	876	2,050
Payable for transfer agency fees	10,104	10,827
Payable for chief compliance officer fee	998	2,336
Payable for principal financial officer fee	249	584
Payable for professional fees	17,289	17,771
Accrued expenses and other liabilities	12,172	22,713

Total Liabilities	562,468	2,721,222

NET ASSETS	$118,140,776	$239,854,760

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$98,355,824	$179,792,463
Accumulated net investment loss	(252,612)	–
Accumulated net realized gain/(loss) on investments	(5,534,587)	14,987,472
Net unrealized appreciation on investments	25,572,151	45,074,825

NET ASSETS	$118,140,776	$239,854,760

INVESTMENTS, AT COST	$92,329,900	$195,451,748
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$26.11	$18.11
Net Assets	$48,621,939	$77,899,596
Shares of beneficial interest outstanding	1,862,276	4,301,851
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$27.41	$19.01
Class C: (a)
Net Asset Value, offering and redemption price per share	$23.86	$16.07
Net Assets	$28,221,822	$11,644,681
Shares of beneficial interest outstanding	1,183,045	724,802
Institutional Class:
Net Asset Value, offering and redemption price per share	$26.29	$18.49
Net Assets	$22,061,733	$134,440,411
Shares of beneficial interest outstanding	839,154	7,269,488
Investor Class:
Net Asset Value, offering and redemption price per share	$25.01	$18.06
Net Assets	$19,235,282	$15,870,072
Shares of beneficial interest outstanding	769,064	878,535

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds’ Prospectus.

See Notes to Financial Statements.

Annual Report | April 30, 2014	15

Emerald Funds	Statements of Operations
For the Year Ended April 30, 2014

	Emerald Banking and Finance Fund	Emerald Growth Fund
INVESTMENT INCOME:
Dividends	$983,018	$328,185
Foreign taxes withheld	(588)	–
Securities lending income	–	43

Total Investment Income	982,430	328,228

EXPENSES:
Investment advisory fee (Note 6)	828,386	1,466,386
Recoupment of previously waived fees	33,080	1,047
Administration fee	66,894	149,642
Custodian fee	10,635	21,979
Professional fees	19,075	20,714
Transfer agent fee	86,504	79,119
Trustee fees and expenses	3,195	7,722
Registration/filing fees	48,795	58,873
Reports to shareholder and printing fees	12,373	16,506
Distribution and service fees
Class A	133,210	219,601
Class C	229,339	82,118
Institutional Class	4,983	53,928
Investor Class	37,774	31,334
Chief compliance officer fee	11,714	28,286
Principal financial officer fee	2,929	7,072
Other	10,256	17,372

Total expenses before waiver	1,539,142	2,261,699
Less fees waived/reimbursed by investment adviser (Note 6)	–	(29,719)

Total Net Expenses	1,539,142	2,231,980

NET INVESTMENT LOSS:	(556,712)	(1,903,752)

Net realized gain on investments	5,639,073	28,529,898
Net change in unrealized appreciation on investments	12,763,257	6,894,266

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,402,330	35,424,164

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,845,618	$33,520,412

See Notes to Financial Statements.

16	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment loss	$(556,712)	$(119,902)
Net realized gain on investments	5,639,073	5,057,984
Net change in unrealized appreciation on investments	12,763,257	2,441,099

Net increase in net assets resulting from operations	17,845,618	7,379,181

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	25,659,372	16,828,917
Cost of shares redeemed	(11,200,208)	(16,569,563)

Net increase from share transactions	14,459,164	259,354

Class C
Proceeds from sale of shares	7,599,293	3,125,343
Cost of shares redeemed	(2,355,553)	(2,586,830)

Net increase from share transactions	5,243,740	538,513

Institutional Class
Proceeds from sale of shares	16,536,237	4,004,050
Cost of shares redeemed	(608,192)	(26,445)

Net increase from share transactions	15,928,045	3,977,605

Investor Class
Proceeds from sale of shares	12,230,717	4,980,596
Cost of shares redeemed	(1,343,232)	(111,720)

Net increase from share transactions	10,887,485	4,868,876

Net increase in net assets	$64,364,052	$17,023,529

NET ASSETS:
Beginning of period	53,776,724	36,753,195

End of period (including accumulated net investment loss of $(252,612) and $0, respectively)	$118,140,776	$53,776,724

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,038,680	900,183
Redeemed	(446,319)	(889,933)

Net increase in shares outstanding	592,361	10,250

Class C
Sold	329,912	179,911
Redeemed	(105,783)	(156,661)

Net increase in shares outstanding	224,129	23,250

Institutional Class
Sold	649,087	215,452
Redeemed	(24,418)	(1,412)

Net increase in shares outstanding	624,669	214,040

Investor Class
Sold	500,859	289,184
Redeemed	(57,090)	(6,528)

Net increase in shares outstanding	443,769	282,656

See Notes to Financial Statements.

Annual Report | April 30, 2014	17

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013
OPERATIONS:
Net investment loss	$(1,903,752)	$(1,027,711)
Net realized gain on investments	28,529,898	11,995,509
Net change in unrealized appreciation on investments	6,894,266	148,175

Net increase in net assets resulting from operations	33,520,412	11,115,973

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net realized gains on investments
Class A	(5,103,134)	(4,685,787)
Class C	(786,150)	(490,319)
Institutional Class	(9,804,217)	(8,763,223)
Investor Class	(833,989)	(164,347)

Net decrease in net assets from distributions	(16,527,490)	(14,103,676)

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	32,230,458	8,448,904
Issued to shareholders in reinvestment of distributions	4,588,579	4,124,748
Cost of shares redeemed	(10,981,411)	(7,040,533)

Net increase from share transactions	25,837,626	5,533,119

Class C
Proceeds from sale of shares	6,810,627	2,232,832
Issued to shareholders in reinvestment of distributions	672,071	398,442
Cost of shares redeemed	(998,140)	(635,817)

Net increase from share transactions	6,484,558	1,995,457

Institutional Class
Proceeds from sale of shares	44,708,051	11,472,743
Issued to shareholders in reinvestment of distributions	9,632,675	8,744,099
Cost of shares redeemed	(17,935,648)	(15,124,866)

Net increase from share transactions	36,405,078	5,091,976

Investor Class
Proceeds from sale of shares	16,794,225	773,551
Issued to shareholders in reinvestment of distributions	824,690	164,347
Cost of shares redeemed	(3,115,720)	(190,984)

Net increase from share transactions	14,503,195	746,914

Net increase in net assets	$100,223,379	$10,379,763

NET ASSETS:
Beginning of period	139,631,381	129,251,618

End of period (including accumulated net investment loss of $0 and $(390,898), respectively)	$239,854,760	$139,631,381

18	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,651,050	563,949
Distributions reinvested	244,086	297,172
Redeemed	(580,859)	(465,853)

Net increase in shares outstanding	1,314,277	395,268

Class C
Sold	391,694	163,382
Distributions reinvested	40,196	31,748
Redeemed	(58,625)	(46,882)

Net increase in shares outstanding	373,265	148,248

Institutional Class
Sold	2,251,862	745,549
Distributions reinvested	502,225	620,149
Redeemed	(922,587)	(1,001,795)

Net increase in shares outstanding	1,831,500	363,903

Investor Class
Sold	878,538	51,913
Distributions reinvested	43,960	11,857
Redeemed	(162,295)	(12,514)

Net increase in shares outstanding	760,203	51,256

See Notes to Financial Statements.

Annual Report | April 30, 2014	19

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$20.08	$16.96	$15.16		$15.89	$13.62	$15.39
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment income/(loss)	(0.13)(d)	(0.01)(d)	(0.01)(d)		(0.03)(d)	(0.04)	0.02(d)
Net realized and unrealized gain/(loss) on investments	6.16	3.13	1.81		(0.70)	2.31	(1.76)

Total from Investment Operations	6.03	3.12	1.80		(0.73)	2.27	(1.74)

LESS DISTRIBUTIONS:
From investment income	–	–	–		–	–	(0.03)

Total Distributions	–	–	–		–	–	(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.03	3.12	1.80		(0.73)	2.27	(1.77)

NET ASSET VALUE, END OF PERIOD	$26.11	$20.08	$16.96		$15.16	$15.89	$13.62

TOTAL RETURN(e)	30.03%	18.40%	11.87%	(f)	(4.59)%	16.67%	(11.29)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$48,622	$25,496	$21,363		$20,412	$26,756	$22,675
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.53)%	(0.06)%	(0.24)%	(g)	(0.22)%	(0.22)%	0.15%
Operating expenses excluding reimbursement/waiver	1.72%	1.88%	1.96%	(g)	1.90%	1.95%	1.88%
Operating expenses including reimbursement/waiver	1.72%	1.84%	1.85%	(g)	n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	34%	53%	9%	(f)	27%	48%	43%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

20	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$18.46	$15.70	$14.06		$14.82		$12.77		$14.52
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment loss	(0.26)(d)	(0.11)(d)	(0.04)(d)		(0.11)(d)		(0.18)		(0.19)
Net realized and unrealized gain/(loss) on investments	5.66	2.87	1.68		(0.65)		2.23		(1.56)

Total from Investment Operations	5.40	2.76	1.64		(0.76)		2.05		(1.75)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.40	2.76	1.64		(0.76)		2.05		(1.75)

NET ASSET VALUE, END OF PERIOD	$23.86	$18.46	$15.70		$14.06		$14.82		$12.77

TOTAL RETURN(e)	29.25%	17.58%	11.66%	(f)	(5.13)%		16.05%		(12.05)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$28,222	$17,705	$14,690		$13,675		$17,872		$16,907
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.18)%	(0.68)%	(0.82)%	(g)	(0.77)%		(0.77)%		(0.47)%
Operating expenses excluding reimbursement/waiver	2.38%	2.54%	2.55%	(g)	2.45%		2.50%		2.49%
Operating expenses including reimbursement/waiver	2.38%	2.49%	2.44%	(g)	n	/a	n	/a	n	/a
PORTFOLIO TURNOVER RATE	34%	53%	9%	(f)	27%		48%		43%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2014	21

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period March 16, 2012 to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.15	$16.96	$16.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.06)	0.01	(0.01)
Net realized and unrealized gain on investments	6.20	3.18	0.12

Total from Investment Operations	6.14	3.19	0.11

NET INCREASE IN NET ASSET VALUE	6.14	3.19	0.11

NET ASSET VALUE, END OF PERIOD	$26.29	$20.15	$16.96

TOTAL RETURN	30.47%	18.81%	0.65%	(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$22,062	$4,321	$8
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.23)%	0.06%	(0.27)%	(d)
Operating expenses excluding reimbursement/waiver	1.37%	1.62%	1.83%	(d)
Operating expenses including reimbursement/waiver	1.37%	1.54%	1.53%	(d)
PORTFOLIO TURNOVER RATE	34%	53%	9%(c)	(e)

(a)	The Fund began offering Institutional Class shares on March 16, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the period ended April 30, 2012.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011		Period Ended December 31, 2010(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.23	$16.25	$14.50		$15.14		$14.85
INCOME/(LOSS) FROM OPERATIONS:(d)
Net investment income/(loss)(e)	(0.12)	(0.01)	(0.00)(f)		0.07		(0.02)
Net realized and unrealized gain/(loss) on investments	5.90	2.99	1.75		(0.71)		0.31

Total from Investment Operations	5.78	2.98	1.75		(0.64)		0.29

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.78	2.98	1.75		(0.64)		0.29

NET ASSET VALUE, END OF PERIOD	$25.01	$19.23	$16.25		$14.50		$15.14

TOTAL RETURN	30.06%	18.34%	12.07%	(g)	(4.23)%		1.95%	(g)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,235	$6,255	$693		$136		$4
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.53)%	(0.08)%	(0.07)%	(h)	0.47%		(0.20)%	(h)
Operating expenses excluding reimbursement/waiver	1.69%	1.94%	1.88%	(h)	1.48%		1.83%	(h)
Operating expenses including reimbursement/waiver	1.69%	1.89%	1.72%	(h)	n	/a	n	/a
PORTFOLIO TURNOVER RATE	34%	53%	9%	(g)	27%		48%	(i)

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on March 16, 2010.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Per share amounts are based upon average shares outstanding.
(f)	Less than $0.005 per share.
(g)	Not Annualized.
(h)	Annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements.

Annual Report | April 30, 2014	23

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$15.60	$16.20	$13.37		$13.57	$10.63	$7.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.21)(c)	(0.15)(c)	(0.05)(c)		(0.14)(c)	(0.12)	(0.11)
Net realized and unrealized gain/(loss) on investments	4.33	1.40	2.88		(0.06)	3.06	2.75

Total from Investment Operations	4.12	1.25	2.83		(0.20)	2.94	2.64

LESS DISTRIBUTIONS:
From capital gains	(1.61)	(1.85)	–		–	–	–

Total Distributions	(1.61)	(1.85)	–		–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.51	(0.60)	2.83		(0.20)	2.94	2.64

NET ASSET VALUE, END OF PERIOD	$18.11	$15.60	$16.20		$13.37	$13.57	$10.63

TOTAL RETURN(d)	26.01%	9.14%	21.17%	(e)	(1.47)%	27.66%	33.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$77,900	$46,605	$41,991		$37,008	$46,785	$51,177
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.12)%	(1.01)%	(1.02)%	(f)	(1.03)%	(0.85)%	(1.03)%
Operating expenses excluding reimbursement/waiver	1.31%	1.38%	1.36%	(f)	1.36%	1.41%	1.38%
Operating expenses including reimbursement/waiver	1.29%	1.29%	1.29%	(f)	1.29%	1.29%	1.29% (g)
PORTFOLIO TURNOVER RATE	70%	78%	28%	(e)	75%	78%	113%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.29%.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$14.07	$14.89	$12.31		$12.58	$9.92	$7.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.30)(c)	(0.23)(c)	(0.08)(c)		(0.22)(c)	(0.03)	(0.36)
Net realized and unrealized gain/(loss) on investments	3.91	1.26	2.66		(0.05)	2.69	2.79

Total from Investment Operations	3.61	1.03	2.58		(0.27)	2.66	2.43

LESS DISTRIBUTIONS:
From capital gains	(1.61)	(1.85)	–		–	–	–

Total Distributions	(1.61)	(1.85)	–		–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.00	(0.82)	2.58		(0.27)	2.66	2.43

NET ASSET VALUE, END OF PERIOD	$16.07	$14.07	$14.89		$12.31	$12.58	$9.92

TOTAL RETURN(d)	25.19%	8.43%	20.96%	(e)	(2.15)%	26.81%	32.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$11,645	$4,946	$3,026		$2,743	$2,812	$2,555
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.77)%	(1.65)%	(1.67)%	(f)	(1.68)%	(1.48)%	(1.68)%
Operating expenses excluding reimbursement/waiver	1.96%	2.03%	2.01%	(f)	2.01%	2.06%	2.04%
Operating expenses including reimbursement/waiver	1.94%	1.94%	1.94%	(f)	1.94%	1.94%	1.94% (g)
PORTFOLIO TURNOVER RATE	70%	78%	28%	(e)	75%	78%	113%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.94%.

See Notes to Financial Statements.

Annual Report | April 30, 2014	25

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2014		Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$15.86		$16.39	$13.51		$13.67	$10.68	$8.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.16)	(c)	(0.11)(c)	(0.04)(c)		(0.10)(c)	(0.06)	(0.17)
Net realized and unrealized gain/(loss) on investments	4.40		1.43	2.92		(0.06)	3.05	2.85

Total from Investment Operations	4.24		1.32	2.88		(0.16)	2.99	2.68

LESS DISTRIBUTIONS:
From capital gains	(1.61)		(1.85)	–		–	–	–

Total Distributions	(1.61)		(1.85)	–		–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.63		(0.53)	2.88		(0.16)	2.99	2.68

NET ASSET VALUE, END OF PERIOD	$18.49		$15.86	$16.39		$13.51	$13.67	$10.68

TOTAL RETURN	26.35%		9.47%	21.32%	(d)	(1.17)%	28.00%	33.50%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$134,440		$86,238	$83,149		$64,930	$64,880	$47,091
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.82)%		(0.71)%	(0.72)%	(e)	(0.72)%	(0.52)%	(0.73)%
Operating expenses excluding reimbursement/waiver	1.00%		1.08%	1.06%	(e)	1.06%	1.11%	1.08%
Operating expenses including reimbursement/ waiver	0.99%		0.99%	0.99%	(e)	0.99%	0.99%	0.99%	(f)
PORTFOLIO TURNOVER RATE	70%		78%	28%	(d)	75%	78%	113%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.
(f)	Effective January 1, 2009, the Advisor agreed to limit expenses at 0.99%.

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Period Ended December 31, 2011 (c)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.57	$16.18	$13.35		$15.74
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(d)	(0.23)	(0.16)	(0.05)		(0.09)
Net realized and unrealized gain/(loss) on investments	4.33	1.40	2.88		(2.30)

Total from Investment Operations	4.10	1.24	2.83		(2.39)

LESS DISTRIBUTIONS:
From capital gains	(1.61)	(1.85)	–		–

Total Distributions	(1.61)	(1.85)	–		–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.49	(0.61)	2.83		(2.39)

NET ASSET VALUE, END OF PERIOD	$18.06	$15.57	$16.18		$13.35

TOTAL RETURN	25.93%	9.08%	21.20%	(e)	(15.18)%	(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$15,870	$1,842	$1,085		$879
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.18)%	(1.05)%	(1.07)%	(f)	(1.00)%	(f)
Operating expenses excluding reimbursement/waiver	1.34%	1.43%	1.41%	(f)	1.43%	(f)
Operating expenses including reimbursement/waiver	1.34%	1.34%	1.34%	(f)	1.34%	(f)
PORTFOLIO TURNOVER RATE	70%	78%	28%	(e)	75%	(g)

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on May 2, 2011.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements.

Annual Report | April 30, 2014	27

Emerald Funds	Notes to Financial Statements
April 30, 2014

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2014, the Trust had 30 registered funds. This annual report describes the Emerald Banking and Finance Fund and Emerald Growth Fund (each a “Fund” and collectively, the “Funds”). Prior to March 16, 2012, the Emerald Banking and Finance Fund was known as the Forward Banking and Finance Fund and the Emerald Growth Fund was known as the Forward Growth Fund. Effective March 13, 2012, the Board of Trustees (the “Board”) approved changing the fiscal year end of the Funds from December 31 to April 30.

The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective and invests primarily in equity securities of companies principally engaged in the banking or financial services industries.

The Emerald Growth Fund seeks to achieve long-term growth through capital appreciation and invests in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Emerald Funds	Notes to Financial Statements
April 30, 2014

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Banks: Diversified	$87,191,762	$18,440	$–	$87,210,202
Commercial Banks	4,204,180	394,990	–	4,599,170
Other(a)	24,695,814	–	–	24,695,814
Short Term Investments	1,396,865	–	–	1,396,865
TOTAL	$117,488,621	$413,430	$–	$117,902,051

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks(a)	$237,870,483	$–	$–	$237,870,483
Warrants	–	–	–	–
Short Term Investments	2,656,090	–	–	2,656,090
TOTAL	$240,526,573	$–	$–	$240,526,573

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2014, the Emerald Banking and Finance Fund had a security with a market value of $18,440 transfer from Level 1 to Level 2 due to the Fund’s lack of a closing market price. The Emerald Banking and Finance Fund also had a security with a market value of $741,449 transfer from level 2 to level 1 due to the Funds’ use of closing market prices. For the year ended April 30, 2014, the Emerald Growth Fund did not have any transfers between Level 1 and Level 2 securities.

For the year ended April 30, 2014, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Annual Report | April 30, 2014	29

Emerald Funds	Notes to Financial Statements
April 30, 2014

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2014, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of certain investments and net investment loss. These reclassifications were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Emerald Banking and Finance Fund	$304,100	$46,956	$(351,056)
Emerald Growth Fund	2,294,650	(2,294,650)	–

Included in those amounts reclassified was a net operating loss offset to Paid-in capital for the Emerald Banking and Finance Fund for $470,958.

Tax Basis of Investments: As of April 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Emerald Banking and Finance Fund	$28,005,518	$(2,408,852)	$25,596,666	$92,305,385
Emerald Growth Fund	59,722,664	(14,876,794)	44,845,870	195,680,703

Components of Earnings: As of April 30, 2014, components of distributable earnings were as follows:

	Emerald Banking and Finance Fund	Emerald Growth Fund
Undistributed ordinary income	$–	$7,294,238
Accumulated capital gains/(losses)	(5,559,102)	7,922,189
Net unrealized appreciation on investments	25,596,666	44,845,870
Other cumulative effect of timing differences	(252,612)	–
Total	$19,784,952	$60,062,297

As of April 30, 2014, Emerald Banking & Finance Fund elects to defer to the period ending April 30, 2015, late year ordinary losses in the amount of $252,612.

Capital Losses: As of April 30, 2014, the Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiring in 2017	Expiring in 2018
Emerald Banking and Finance Fund	$3,968,187	$1,370,886

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Emerald Funds	Notes to Financial Statements
April 30, 2014

During the year ended April 30, 2014, $5,859,103 of capital loss carryforwards were utilized by the Emerald Banking and Finance Fund.

The Emerald Banking and Finance Fund elects to defer to the period ending April 30, 2015 capital losses recognized during the period November 30, 2013 to April 30, 2014 in the amount of $220,029.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Banking and Finance Fund	$–	$–
Emerald Growth Fund	1,100,217	15,427,273

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2013, were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Banking and Finance Fund	$–	$–
Emerald Growth Fund	–	14,103,676

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2014, was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Banking and Finance Fund	$73,532,719	$27,750,631
Emerald Growth Fund	198,050,548	133,970,646

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Emerald Mutual Fund Advisers Trust, (“the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

Emerald Banking and Finance Fund

Average Total Net Assets	Contractual Fee
Between $0-$100M	1.00%
Above $100M	0.90%

Emerald Growth Fund

Average Total Net Assets	Contractual Fee
Between $0-$250M	0.75%
$250M-$500M	0.65%
$500M-$750M	0.55%
Above $750M	0.45%

Annual Report | April 30, 2014	31

Emerald Funds	Notes to Financial Statements
April 30, 2014

The Adviser has contractually agreed to limit the total amount of “Management Fees” and “Other Expenses” that it is entitled to receive from both Funds through August 31, 2014, with respect to the Funds’ different classes, to the extent the Total Annual Fund Operating Expenses of a Fund (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the annual rates (as a percentage of each Funds average daily net assets) set forth on the tables below. The Adviser will reduce the fee payable with respect to such Fund to the extent of such excess, and/or shall reimburse the Fund (or class) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated.

Emerald Banking and Finance Fund

Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

Emerald Growth Fund

Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

For the year ended April 30, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Banking and Finance Fund
Class A	$ –	$ 17,195
Class C	–	12,767
Institutional Class	–	1,064
Investor Class	–	2,054
Emerald Growth Fund
Class A	$ 11,560	$ –
Class C	1,471	–
Institutional Class	16,688	–
Investor Class	–	1,047

As of April 30, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2015	Expires 2016	Expires 2017	Total
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–
Emerald Growth Fund
Class A	$6,877	$37,509	$11,560	$55,946
Class C	518	3,189	1,471	5,178
Institutional Class	13,614	70,871	16,688	101,173
Investor Class	–	397	–	397

The Emerald Banking and Finance and Emerald Growth Funds will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services Inc. (“ALPS”)) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The Plans permit each Fund to

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Emerald Funds	Notes to Financial Statements
April 30, 2014

make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its shares. Under the Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included with distribution and service fees on the Statement of Operations.

Fund Administrator Fees and Expenses: ALPS (an affiliate of ADI) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations.

The annual administrative fee, billed monthly in total and allocated to each Fund, in the amount of the greater of (a) the annual minimum for all Funds of $140,000 in Year 1 of operations and $200,000 in subsequent years or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.06%
$500M-$1B	0.04%
Above $1B	0.025%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services: ALPS provides services that assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | April 30, 2014	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Banking and Finance Fund and Emerald Growth Fund (the “Funds”), two of the portfolios of Financial Investors Trust as of April 30, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from January 1, 2012 to April 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2011 were audited by other auditors whose report, dated February 28, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerald Banking and Finance Fund and Emerald Growth Fund of Financial Investors Trust as of April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from January 1, 2012 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2014

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Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2014 (Unaudited)

On December 10, 2013, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Emerald Mutual Funds Advisors Trust (“Emerald”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Emerald, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Growth Fund and Emerald Banking and Finance Fund (the “Emerald Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Emerald Funds, to Emerald of 1.00% and 0.75% of the average daily net assets of the Emerald Banking and Finance Fund and the Emerald Growth Fund, respectively, in light of the extent and quality of the advisory services provided by Emerald to the Emerald Funds.

The Trustees considered the information they received comparing the Emerald Funds’ contractual annual advisory fee and overall net expenses with those of funds in both the relevant expense peer group provided by an independent provider of investment company data.

Based on such information, the Trustees determined that the contractual annual advisory fee of 1.00% and the total net expense ratio of 1.84%, 1.89%, 2.49% and 1.54% of the Class A, Investor Class, Class C and Institutional Class Shares, respectively, of the Emerald Banking and Finance Fund, although generally greater than each respective peer group median, were reasonable in light of the generally favorable recent performance of the Fund compared with its peer group. The Trustees also determined that the contractual annual advisory fee of 0.75% and the total net expense ratio of 1.29%, 1.34%, 1.94% and 0.99% of the Class A, Investors Class, Class C and Institutional Class Shares, respectively, of the Emerald Growth Fund, were generally lower than their respective peer group medians.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Emerald Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV and Summary of Compliance Policies.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Emerald. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Emerald Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying Compliance-related materials and further noted that they have received reports on these services and Compliance issues at each regular Board meeting throughout the year related to the services rendered by Emerald with respect to the Emerald Funds.

Performance: The Trustees reviewed performance information for each Emerald Fund for the three-month, 1-year, 3-year, 5-year and 10-year periods, depending on share class inception date, ended September 30, 2013. That review included a comparison of each Emerald Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the generally favorable performance of the Emerald Growth Fund compared with its peer performance universe, and the generally favorable comparable performance of the Emerald Banking and Finance Fund over the most recent 3-month period.

The Adviser’s Profitability: The Trustees discussed the profitability of Emerald with respect to the Emerald Funds based on information provided by Emerald. Information provided included the gross revenue attributable to each Emerald Fund, and the percentage they represented of Emerald’s total revenue as a whole. The Trustees noted Emerald’s statements that the Emerald Funds were profitable to Emerald, which was expected to continue over the next 24 months as assets were expected to grow. The Board then reviewed Emerald’s financial statements in order to analyze the financial condition and stability of Emerald.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds will be passed along to the shareholders under the proposed agreement taking into account Emerald’s statements regarding its expectations for achieving economies of scale through growth of assets.

Annual Report | April 30, 2014	35

Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2014 (Unaudited)

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including soft dollar arrangements taking into account Emerald’s statements regarding its expectations for achieving economies of scale through growth of assets.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Emerald. In selecting Emerald and approving the Investment Advisory Agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fees to be received by Emerald and total net expenses with respect to the Emerald Funds were, although in the case of the Emerald Banking and Finance Fund higher than the applicable peer group medians, within an acceptable range of the median, and in the case of the Emerald Growth Fund were actually lower than the applicable peer group median;

•	the nature, extent and quality of services rendered by Emerald under the Investment Advisory Agreement were adequate;

•

the performance of the Emerald Funds were either, in the case of the Emerald Growth Fund, within an acceptable range of the performance of the funds in the applicable peer universe provided by an independent provider of investment company data, or, in the case of the Emerald Banking and Finance Fund more favorable;

•	The Emerald Funds were expected to be profitable to Emerald, and such profit is fair to the Trust; and

•

to the extent there were any material economies of scale or other benefits accruing to Emerald in connection with its relationship with the Emerald Funds, their benefits had been substantially passed through to shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of the Emerald Funds and their shareholders.

36	www.emeraldmutualfunds.com

Emerald Funds	Additional Information
April 30, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	QDI	DRD
Emerald Banking and Finance Fund	0.00%	0.00%
Emerald Growth Fund	24.61%	24.88%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | April 30, 2014	37

Emerald Funds	Trustees & Officers
April 30, 2014 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

38	www.emeraldmutualfunds.com

Emerald Funds	Trustees & Officers
April 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007.	30	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (8 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

Annual Report | April 30, 2014	39

Emerald Funds	Trustees & Officers
April 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				30	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

40	www.emeraldmutualfunds.com

Emerald Funds	Trustees & Officers
April 30, 2014 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | April 30, 2014	41

Emerald Mutual Funds
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

Investment adviser:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $447,000 and $407,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $112,280 and $104,120, respectively. The fiscal year 2014 and 2013 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended April 30, 2014 and April 30, 2013, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, in each of the last two fiscal years of the Registrant were $153,978 in 2014 and $128,443 in 2013. These fees consisted of non-audit fees billed to (i) the Registrant of $112,280 in 2014 and $104,120 in 2013 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $41,698 in 2014 and $24,323 in 2013. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on July 7, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 7, 2014

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 7, 2014